UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 27 of its series:

Wells Fargo Growth Balanced Fund, Wells Fargo Moderate Balanced Fund, Wells Fargo C&B Large Cap Value Fund, Wells Fargo Diversified Equity Fund, Wells Fargo Emerging Growth Fund, Wells Fargo Index Fund, Wells Fargo International Value Fund, Wells Fargo Small Company Growth Fund, Wells Fargo Small Company Value Fund, Wells Fargo Core Bond Fund, Wells Fargo Real Return Fund, Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, Wells Fargo Dynamic Target 2060 Fund, Wells Fargo WealthBuilder Conservative Allocation Fund, Wells Fargo WealthBuilder Growth Allocation Fund, Wells Fargo WealthBuilder Growth Balanced Fund, Wells Fargo WealthBuilder Moderate Balanced Fund, and Wells Fargo WealthBuilder Equity Fund.

Date of reporting period: November 30, 2018

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report

November 30, 2018

Wells Fargo Growth Balanced Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Growth Balanced Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the third quarter of 2018.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Growth Balanced Fund for the six-month period that ended November 30, 2018. During the reporting period, the U.S. generated encouraging economic and business data that was offset by less positive and more inconsistent data from international markets. Investment returns were restrained in comparison with recent periods as geopolitical tensions and uncertainty tended to distract investors from more favorable underlying trends.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.02% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.37%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.30% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.67%. The Bloomberg Barclays Municipal Bond Index6 gained 0.42%. The ICE BofAML U.S. High Yield Index7 was up 0.19%.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the third quarter of 2018. The U.S. government’s decision during the second quarter to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in September after an increase of 0.2% in both July and August. On a year-over-year basis, the all-items index rose 2.3% for the 12 months that ended September 30, 2018, after a seasonal adjustment. The rate of increase was slower than that recorded during the first half of 2018. The index for all items less food and energy rose 2.2% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Growth Balanced Fund	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.01% and 3.30%, respectively, on November 30, 2018. Investor concerns about an inverted yield curve reemerged, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

November saw improvement in many equity markets.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed. Markets rebounded somewhat in November as the S&P 500 Index gained 2.04%, the MSCI ACWI ex USA Index (Net) added 0.95%, and the MSCI EM Index (Net) was up 4.12% as the uncertainty leading up to midterm elections in the U.S. was resolved and progress seemed to be possible on several international trade issues.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In early August, the Bank of England’s Monetary Policy Committee increased its key interest rate to 0.75%. The European Central Bank and the Bank of Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the People’s Bank of China cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo Growth Balanced Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Growth Balanced Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

Average annual total returns (%) as of November 30, 2018

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WFGBX)	10-14-1998	(6.24)	4.40	9.64	(0.52)	5.65	10.29	1.35	1.13
Class C (WFGWX)	10-1-1998	(2.26)	4.86	9.47	(1.26)	4.86	9.47	2.10	1.88
Administrator Class (NVGBX)	11-11-1994	–	–	–	(0.32)	5.90	10.56	1.27	0.95
Growth Balanced Blended Index[3]	–	–	–	–	0.46	6.51	10.01	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	(1.34)	2.03	3.67	–	–
MSCI ACWI ex USA Index (Net)[5]	–	–	–	–	(8.12)	1.79	7.66	–	–
Russell 3000® Index[6]	–	–	–	–	5.53	10.62	14.51	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Growth Balanced Fund	7

Ten largest holdings (%) as of November 30, 2018[7]
Wells Fargo Managed Fixed Income Portfolio	24.36
Wells Fargo Diversified Large Cap Growth Portfolio	13.18
Wells Fargo Disciplined U.S. Core Fund Class R6	12.72
Wells Fargo Large Company Value Portfolio	10.22
Wells Fargo International Growth Portfolio	9.53
Wells Fargo International Value Portfolio	9.47
Wells Fargo Core Bond Portfolio	6.96
Wells Fargo Real Return Portfolio	3.49
Wells Fargo Small Company Value Portfolio	3.19
Wells Fargo C&B Large Cap Value Portfolio	3.06

Allocations (%) as of November 30, 2018
	Effective allocation[8]	Neutral allocation
Bonds	35	35
Stocks	69	65
Effective Cash	(4)	0

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.51% in acquired fund fees and expenses from the affiliated Master Portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to June 15, 2018, the cap was 1.20% for Class A, 1.95% for Class C and 0.95% for Administrator Class. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Source: Wells Fargo Funds Management, LLC. The Growth Balanced Blended Index is weighted 45% in the Russell 3000® Index, 35% in the Bloomberg Barclays U.S. Aggregate Bond Index, and 20% in the MSCI ACWI ex USA Index (Net). Prior to November 30, 2017, the Growth Balanced Blended Index was weighted 35% in the Bloomberg Barclays U.S. Aggregate Bond Index, 16.25% in the Russell 1000® Growth Index, 16.25% in the Russell 1000® Value Index, 16.25% in the S&P 500 Index, 9.75% in the MSCI EAFE Index (Net), and 6.50% in the Russell 2000® Index. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Growth Balanced Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$983.87	$5.37	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47	1.08%
Class C
Actual	$1,000.00	$979.93	$9.08	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.28	1.83%
Administrator Class
Actual	$1,000.00	$984.54	$4.43	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51	0.89%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Growth Balanced Fund	9

Security name			Shares	Value

Exchange-Traded Funds: 0.34%
Consumer Staples Select Sector SPDR Fund			13,818	$777,401

Total Exchange-Traded Funds (Cost $756,286)				777,401

Investment Companies: 99.48%

Affiliated Master Portfolios: 86.76%
Wells Fargo C&B Large Cap Value Portfolio				7,062,662
Wells Fargo Core Bond Portfolio				16,056,252
Wells Fargo Diversified Large Cap Growth Portfolio				30,396,728
Wells Fargo Emerging Growth Portfolio				3,808,767
Wells Fargo International Growth Portfolio				21,985,364
Wells Fargo International Value Portfolio				21,840,940
Wells Fargo Large Company Value Portfolio				23,572,652
Wells Fargo Managed Fixed Income Portfolio				56,188,491
Wells Fargo Real Return Portfolio				8,044,599
Wells Fargo Small Company Growth Portfolio				3,775,125
Wells Fargo Small Company Value Portfolio				7,367,865

				200,099,445

Affiliated Stock Fund: 12.72%
Wells Fargo Disciplined U.S. Core Fund Class R6			1,656,874	29,326,673

Total Investment Companies (Cost $209,242,087)				229,426,118

	Yield	Maturity date	Principal
Short-Term Investments: 0.19%

U.S. Treasury Securities: 0.19%
U.S. Treasury Bill #(z)	1.06%	12-6-2018	$432,000	431,924

Total Short-Term Investments (Cost $431,924)				431,924

Total investments in securities (Cost $210,430,297)	100.01%	230,635,443
Other assets and liabilities, net	(0.01)	(13,691)

Total net assets	100.00%	$230,621,752

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	63	12/21/2018	$8,854,036	$8,688,645	0	$(165,391)

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Growth Balanced Fund	Portfolio of investments—November 30, 2018 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Fund	Net change in unrealized gains (losses) on affiliated Underlying Fund	Value, end of period	% of net assets
Investment Companies
Affiliated Stock Fund
Wells Fargo Disciplined U.S. Core Fund Class R6	1,767,866	635	111,627	1,656,874	$84	$335,497	$29,326,673	12.72%

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	3.08		3.53	$186,348	$(21,006)	$0	$63,024	$1,489	$7,062,662
Wells Fargo Core Bond Portfolio	0.00	*	8.02	(261,795)	(28,543)	268,135	0	2,772	16,056,252
Wells Fargo Diversified Large Cap Growth Portfolio	13.78		15.19	220,075	(272,030)	0	164,623	3,940	30,396,728
Wells Fargo Emerging Growth Portfolio	0.00	*	1.90	306,333	(280,717)	0	3,647	2,353	3,808,767
Wells Fargo International Growth Portfolio	12.72		10.99	(480,252)	(1,167,720)	0	165,492	13,372	21,985,364
Wells Fargo International Value Portfolio	12.65		10.92	(91,773)	(2,597,104)	0	396,458	15,715	21,840,940
Wells Fargo Large Company Value Portfolio	10.46		11.78	511,613	(144,403)	0	253,037	4,646	23,572,652
Wells Fargo Managed Fixed Income Portfolio	28.27		28.08	(167,949)	(866,356)	945,820	0	75,900	56,188,491
Wells Fargo Real Return Portfolio	4.04		4.02	(70,598)	(168,181)	104,984	16,293	1,205	8,044,599
Wells Fargo Small Company Growth Portfolio	1.74		1.89	222,509	(288,844)	0	10,505	2,040	3,775,125
Wells Fargo Small Company Value Portfolio	3.45		3.68	(344,217)	(169,857)	0	53,119	3,428	7,367,865

				$30,294	$(6,004,761)	$1,318,939	$1,126,198	$126,860	$200,099,445	86.76%

*	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—November 30, 2018 (unaudited)	Wells Fargo Growth Balanced Fund	11

Assets
Investments in affiliated Master Portfolios, at value (cost $179,447,707)	$200,099,445
Investments in affiliated Underlying Fund, at value (cost $29,794,380)	29,326,673
Investments in unaffiliated securities, at value (cost $1,188,210)	1,209,325
Receivable for Fund shares sold	67,157
Receivable for daily variation margin on open futures contracts	44,438
Receivable from manager	3,753
Prepaid expenses and other assets	70,343

Total assets	230,821,134

Liabilities
Payable for Fund shares redeemed	62,140
Shareholder servicing fees payable	49,838
Shareholder report expenses payable	33,463
Administration fees payable	31,627
Custodian and accounting fees payable	11,256
Distribution fee payable	11,058

Total liabilities	199,382

Total net assets	$230,621,752

NET ASSETS CONSIST OF
Paid-in capital	$204,943,693
Total distributable earnings	25,678,059

Total net assets	$230,621,752

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$63,163,322
Shares outstanding – Class A1	1,362,471
Net asset value per share – Class A	$46.36
Maximum offering price per share – Class A2	$49.19
Net assets – Class C	$18,226,247
Shares outstanding – Class C1	455,164
Net asset value per share – Class C	$40.04
Net assets – Administrator Class	$149,232,183
Shares outstanding – Administrator Class[1]	3,605,189
Net asset value per share – Administrator Class	$41.39

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Growth Balanced Fund	Statement of operations—six months ended November 30, 2018 (unaudited)

Investment income
Interest allocated from affiliated Master Portfolios (net of foreign withholding taxes of $172)	$1,318,939
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $48,644)	1,126,198
Affiliated income allocated from affiliated Master Portfolios	126,860
Interest	6,331
Expenses allocated from affiliated Master Portfolios	(620,082)
Waivers allocated from affiliated Master Portfolios	28,710

Total investment income	1,986,956

Expenses
Management fee	359,962
Administration fees
Class A	68,356
Class C	17,936
Administrator Class	102,565
Shareholder servicing fees
Class A	81,376
Class C	21,353
Administrator Class	196,731
Distribution fee
Class C	64,059
Custody and accounting fees	5,337
Professional fees	13,714
Registration fees	33,964
Shareholder report expenses	34,752
Trustees’ fees and expenses	8,823
Other fees and expenses	5,102

Total expenses	1,014,030
Less: Fee waivers and/or expense reimbursements	(391,454)

Net expenses	622,576

Net investment income	1,364,380

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Securities transactions allocated from affiliated Master Portfolios	30,294
Affiliated Underlying Fund	84
Unaffiliated securities	14,117
Futures contracts	340,005

Net realized gains on investments	384,500

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(6,004,761)
Affiliated Underlying Fund	335,497
Unaffiliated securities	21,110
Futures contracts	243,887

Net change in unrealized gains (losses) on investments	(5,404,267)

Net realized and unrealized gains (losses) on investments	(5,019,767)

Net decrease in net assets resulting from operations	$(3,655,387)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Growth Balanced Fund	13

	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$1,364,380		$3,364,678
Net realized gains on investments		384,500		20,771,494
Net change in unrealized gains (losses) on investments		(5,404,267)		(4,196,293)

Net increase (decrease) in net assets resulting from operations		(3,655,387)		19,939,879

Distributions to shareholders from net investment income and net realized gains
Class A		0		(642,776)
Class C		0		(65,094)
Administrator Class		0		(2,153,514)

Total distributions to shareholders		0		(2,861,384)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	122,979	5,854,600	115,548	5,374,981
Class C	81,563	3,279,451	58,262	2,349,912
Administrator Class	122,198	5,186,592	446,522	18,569,677

		14,320,643		26,294,570

Reinvestment of distributions
Class A	0	0	13,522	633,356
Class C	0	0	1,496	60,971
Administrator Class	0	0	51,482	2,148,876

		0		2,843,203

Payment for shares redeemed
Class A	(86,249)	(4,075,632)	(295,375)	(13,781,479)
Class C	(33,879)	(1,384,133)	(83,888)	(3,339,189)
Administrator Class	(273,048)	(11,594,775)	(890,059)	(36,753,685)

		(17,054,540)		(53,874,353)

Net decrease in net assets resulting from capital share transactions		(2,733,897)		(24,736,580)

Total decrease in net assets		(6,389,284)		(7,658,085)

Net assets
Beginning of period		237,011,036		244,669,121

End of period		$230,621,752		$237,011,036

[1]

Effective for all fillings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $3,562,101. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Growth Balanced Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$47.12	$43.91	$39.99	$40.80	$37.96	$33.35
Net investment income	0.27	0.53	0.41	0.46	0.36	0.35
Net realized and unrealized gains (losses) on investments	(1.03)	3.13	3.93	(0.94)	2.65	4.60

Total from investment operations	(0.76)	3.66	4.34	(0.48)	3.01	4.95
Distributions to shareholders from
Net investment income	0.00	(0.45)	(0.42)	(0.33)	(0.17)	(0.34)
Net asset value, end of period	$46.36	$47.12	$43.91	$39.99	$40.80	$37.96
Total return[1]	(1.61)%	8.34%	10.93%	(1.14)%	7.94%	14.87%
Ratios to average net assets (annualized)
Gross expenses[2]	1.34%	1.35%	1.34%	1.35%	1.40%	1.39%
Net expenses[2]	1.08%	1.17%	1.20%	1.20%	1.20%	1.20%
Net investment income[2]	1.07%	1.27%	1.10%	1.10%	0.97%	1.05%
Supplemental data
Portfolio turnover rate[3]	87%	114%	114%	79%	75%	77%
Net assets, end of period (000s omitted)	$63,163	$62,473	$65,514	$65,866	$64,223	$61,117

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)	0.49%
Year ended May 31, 2018	0.51%
Year ended May 31, 2017	0.50%
Year ended May 31, 2016	0.51%
Year ended May 31, 2015	0.51%
Year ended May 31, 2014	0.51%

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Growth Balanced Fund	15

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$40.86	$38.14	$34.82	$35.63	$33.33	$29.38
Net investment income	0.18	0.14	0.13 [1]	0.12 [1]	0.08 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(1.00)	2.74	3.38	(0.79)	2.30	4.00

Total from investment operations	(0.82)	2.88	3.51	(0.67)	2.38	4.10
Distributions to shareholders from
Net investment income	0.00	(0.16)	(0.19)	(0.14)	(0.08)	(0.15)
Net asset value, end of period	$40.04	$40.86	$38.14	$34.82	$35.63	$33.33
Total return[2]	(2.01)%	7.55%	10.10%	(1.88)%	7.13%	13.99%
Ratios to average net assets (annualized)
Gross expenses[3]	2.09%	2.10%	2.09%	2.10%	2.15%	2.14%
Net expenses[3]	1.83%	1.92%	1.95%	1.95%	1.95%	1.95%
Net investment income[3]	0.32%	0.52%	0.35%	0.36%	0.22%	0.31%
Supplemental data
Portfolio turnover rate[4]	87%	114%	114%	79%	75%	77%
Net assets, end of period (000s omitted)	$18,226	$16,649	$16,463	$16,225	$14,349	$12,637

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)	0.49%
Year ended May 31, 2018	0.51%
Year ended May 31, 2017	0.50%
Year ended May 31, 2016	0.50%
Year ended May 31, 2015	0.51%
Year ended May 31, 2014	0.51%

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Growth Balanced Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$42.04	$39.22	$35.78	$36.54	$33.98	$29.89
Net investment income	0.33	0.75	0.50 [1]	0.49	0.45	0.41 [1]
Net realized and unrealized gains (losses) on investments	(0.98)	2.63	3.47	(0.82)	2.32	4.10

Total from investment operations	(0.65)	3.38	3.97	(0.33)	2.77	4.51
Distributions to shareholders from
Net investment income	0.00	(0.56)	(0.53)	(0.43)	(0.21)	(0.42)
Net asset value, end of period	$41.39	$42.04	$39.22	$35.78	$36.54	$33.98
Total return[2]	(1.55)%	8.63%	11.19%	(0.86)%	8.16%	15.16%
Ratios to average net assets (annualized)
Gross expenses[3]	1.26%	1.27%	1.26%	1.27%	1.24%	1.23%
Net expenses[3]	0.89%	0.92%	0.95%	0.95%	0.95%	0.95%
Net investment income[3]	1.25%	1.51%	1.34%	1.35%	1.22%	1.29%
Supplemental data
Portfolio turnover rate[4]	87%	114%	114%	79%	75%	77%
Net assets, end of period (000s omitted)	$149,232	$157,889	$162,693	$175,715	$182,373	$175,094

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)	0.49%
Year ended May 31, 2018	0.51%
Year ended May 31, 2017	0.50%
Year ended May 31, 2016	0.50%
Year ended May 31, 2015	0.51%
Year ended May 31, 2014	0.51%

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Growth Balanced Fund	17

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Growth Balanced Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a fund-of-funds that invests in various affiliated mutual funds (“Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. The Fund may invest in other Wells Fargo Funds or directly in securities. Investments in affiliated Underlying Funds may also include investments in one or more separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. The Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investments in underlying mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity,

18	Wells Fargo Growth Balanced Fund	Notes to financial statements (unaudited)

financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolios are recorded on a trade basis.

The Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income, expenses, and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $209,952,170 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$23,486,733
Gross unrealized losses	(2,968,851)
Net unrealized gains	$20,517,882

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements (unaudited)	Wells Fargo Growth Balanced Fund	19

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of November 30, 2018:

Moderate Balanced Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$777,401	$0	$0	$777,401

Investment companies	29,326,673	0	0	29,326,673

Short-term investments
U.S. Treasury securities	431,924	0	0	431,924
Investments measured at net asset value*				200,099,445
Total assets	$30,535,998	$0	$0	$230,635,443
Liabilities

Futures contracts	$165,391	$0	$0	$165,391
Total liabilities	$165,391	$0	$0	$165,391

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $200,099,445. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At November 30, 2018, the Fund did not have any transfers into/out of Level 3.

20	Wells Fargo Growth Balanced Fund	Notes to financial statements (unaudited)

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Wells Fargo Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Managed Fixed Income Portfolio	Seeks consistent fixed-income returns
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.30% and declining to 0.22% as the average daily net assets of the Fund increase. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolios are included in the expense cap. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.13% for Class A shares, 1.88% for Class C shares, and 0.95% for

Notes to financial statements (unaudited)	Wells Fargo Growth Balanced Fund	21

Administrator Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to June 15, 2018, the Fund’s expenses were capped at 1.20% for Class A shares and 1.95% for Class C shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2018, Funds Distributor received $4,907 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended November 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing in various affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of unaffiliated securities and affiliated Underlying Fund in which the Fund invests are actual purchases and sale of those securities. Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$152,354,506	$155,406,791	$140,939,010	$60,026,066

6. DERIVATIVE TRANSACTIONS

During the six months ended November 30, 2018, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active allocation strategy. The Fund had an average notional amount of $11,547,416 in long futures contracts and $6,479,421 in short futures contracts during the six months ended November 30, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Fund under the agreement.

22	Wells Fargo Growth Balanced Fund	Notes to financial statements (unaudited)

8. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income
Class A	$642,776
Class C	65,094
Administrator Class	2,153,514

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. SUBSEQUENT DISTRIBUTIONS

On December 18, 2018, the Fund declared distributions from long-term capital gains to shareholders of record on December 17, 2018. The per share amounts payable on December 19, 2018 were as follows:

Long-term capital gains
Class A	$1.25711
Class C	0.88692
Administrator Class	1.42522

These distributions are not reflected in the accompanying financial statements.

Other information (unaudited)	Wells Fargo Growth Balanced Fund	23

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Growth Balanced Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Growth Balanced Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

26	Wells Fargo Growth Balanced Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

Appendix A (unaudited)	Wells Fargo Growth Balanced Fund	27

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

318971 01-19 SA278/SAR278 11-18

Semi-Annual Report

November 30, 2018

Wells Fargo Moderate Balanced Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Moderate Balanced Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the third quarter of 2018.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Moderate Balanced Fund for the six-month period that ended November 30, 2018. During the reporting period, the U.S. generated encouraging economic and business data that was offset by less positive and more inconsistent data from international markets. Investment returns were restrained in comparison with recent periods as geopolitical tensions and uncertainty tended to distract investors from more favorable underlying trends.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.02% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.37%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.30% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.67%. The Bloomberg Barclays Municipal Bond Index6 gained 0.42%. The ICE BofAML U.S. High Yield Index7 was up 0.19%.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the third quarter of 2018. The U.S. government’s decision during the second quarter to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in September after an increase of 0.2% in both July and August. On a year-over-year basis, the all-items index rose 2.3% for the 12 months that ended September 30, 2018, after a seasonal adjustment. The rate of increase was slower than that recorded during the first half of 2018. The index for all items less food and energy rose 2.2% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Moderate Balanced Fund	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.01% and 3.30%, respectively, on November 30, 2018. Investor concerns about an inverted yield curve reemerged, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

November saw improvement in many equity markets.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed. Markets rebounded somewhat in November as the S&P 500 Index gained 2.04%, the MSCI ACWI ex USA Index (Net) added 0.95%, and the MSCI EM Index (Net) was up 4.12% as the uncertainty leading up to midterm elections in the U.S. was resolved and progress seemed to be possible on several international trade issues.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In early August, the Bank of England’s Monetary Policy Committee increased its key interest rate to 0.75%. The European Central Bank and the Bank of Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the People’s Bank of China cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo Moderate Balanced Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Moderate Balanced Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

Average annual total returns (%) as of November 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFMAX)	1-30-2004	(5.54)	3.15	7.29	0.22	4.38	7.92	1.32	1.15
Class C (WFBCX)	1-30-2004	(1.53)	3.60	7.11	(0.53)	3.60	7.11	2.07	1.90
Administrator Class (NVMBX)	11-11-1994	–	–	–	0.43	4.63	8.18	1.24	0.90
Institutional Class (WFMYX)	7-31-2018				0.48	4.64	8.19	0.99	0.80
Moderate Balanced Blended Index[4]	–	–	–	–	1.09	4.80	7.25	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	(1.34)	2.03	3.67	–	–
Bloomberg Barclays U.S. Short Treasury 9-12 Months Index[6]	–	–	–	–	1.66	0.69	0.64	–	–
MSCI EAFE Index (Net)[7]	–	–	–	–	(7.94)	1.84	7.47	–	–
Russell 1000® Growth Index[8]	–	–	–	–	8.59	13.04	16.54	–	–
Russell 1000® Value Index[9]	–	–	–	–	2.96	8.65	12.46	–	–
Russell 2000® Index[10]	–	–	–	–	0.57	7.50	14.04	–	–
S&P 500 Index[11]	–	–	–	–	6.27	11.12	14.32	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 8.

Performance highlights (unaudited)	Wells Fargo Moderate Balanced Fund	7

Ten largest holdings as of November 30, 2018[12]
Wells Fargo Managed Fixed Income Portfolio	36.87
Wells Fargo Conservative Income Fund Class Institutional	17.55
Wells Fargo Diversified Large Cap Growth Portfolio	11.79
Wells Fargo Disciplined Growth Portfolio	11.49
Wells Fargo Core Bond Portfolio	10.54
Wells Fargo Large Company Value Portfolio	7.86
Wells Fargo Real Return Portfolio	5.27
Wells Fargo C&B Large Cap Value Portfolio	3.96
Wells Fargo International Growth Portfolio	3.51
Wells Fargo International Value Portfolio	3.47

Allocations (%) as of November 30, 2018
	Effective allocation[13]	Neutral allocation
Bonds	60	60
Stocks	44	40
Effective Cash	(4)	0

Please see footnotes on page 8.

8	Wells Fargo Moderate Balanced Fund	Performance highlights (unaudited)

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class share expenses. If these expenses had been included, returns for Institutional Class shares would be higher. The Administrator Class shares annual returns are substantially similar to what the Institutional Class shares annual returns would be because the Administrator and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.44% in acquired fund fees and expenses from the affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any) from funds in which the affiliated master portfolios and funds invest and from any money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Source: Wells Fargo Funds Management, LLC. The Moderate Balanced Blended Index is weighted 45% in the Bloomberg Barclays U.S. Aggregate Bond Index, 15% in the Bloomberg Barclays U.S. Short Treasury 9-12 Months Index, 10% in the Russell 1000® Growth Index, 10% in the Russell 1000® Value Index, 10% in the S&P 500 Index, 6% in the MSCI EAFE Index (Net), and 4% in the Russell 2000® Index. You cannot invest directly in an index.

[5]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Short Treasury 9–12 Months Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero-coupon STRIPS. You cannot invest directly in an index.

[7]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[9]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[10]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[11]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[12]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[13]

Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. These amounts are subject to change and may have changed since the date specified.

Fund expenses (unaudited)	Wells Fargo Moderate Balanced Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$995.16	$5.65	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72	1.13%
Class C
Actual	$1,000.00	$991.44	$9.39	1.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.64	$9.50	1.88%
Administrator Class
Actual	$1,000.00	$996.51	$4.40	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46	0.88%
Institutional Class
Actual	$1,000.00	$996.95	$3.80	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.26	$3.85	0.76%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Moderate Balanced Fund	Portfolio of investments—November 30, 2018 (unaudited)

Security name			Shares	Value

Exchange-Traded Funds: 0.24%
Consumer Staples Select Sector SPDR Fund			5,460	$307,180

Total Exchange-Traded Funds (Cost $298,836)				307,180

Investment Companies: 117.00%

Affiliated Master Portfolios: 99.46%
Wells Fargo C&B Large Cap Value Portfolio				5,139,833
Wells Fargo Core Bond Portfolio				13,659,471
Wells Fargo Disciplined Growth Portfolio				14,896,133
Wells Fargo Diversified Large Cap Growth Portfolio				15,286,864
Wells Fargo Emerging Growth Portfolio				1,542,885
Wells Fargo International Growth Portfolio				4,553,772
Wells Fargo International Value Portfolio				4,502,616
Wells Fargo Large Company Value Portfolio				10,197,195
Wells Fargo Managed Fixed Income Portfolio				47,801,013
Wells Fargo Real Return Portfolio				6,829,941
Wells Fargo Small Company Growth Portfolio				1,539,328
Wells Fargo Small Company Value Portfolio				3,000,639

				128,949,690

Affiliated Stock Fund: 17.54%
Wells Fargo Conservative Income Fund Institutional Class			2,281,643	22,747,977

Total Investment Companies (Cost $144,316,572)				151,697,667

	Yield	Maturity date	Principal
Short-Term Investments: 0.22%

U.S. Treasury Securities: 0.22%
U.S. Treasury Bill #(z)	1.06%	12-6-2018	$282,000	281,950

Total Short-Term Investments (Cost $281,950)				281,950

Total investments in securities (Cost $144,897,358)	117.46%	152,286,797
Other assets and liabilities, net	(17.46)	(22,635,188)

Total net assets	100.00%	$129,651,609

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	41	12-21-2018	$5,763,731	$5,654,515	$0	$(109,216)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Moderate Balanced Fund	11

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Fund	Net change in unrealized gains (losses) on affiliated Underlying Fund	Dividends from affiliated Underlying Fund	Value, end of period	% of net assets
Investment Companies
Affiliated Stock Fund
Wells Fargo Conservative Income Fund Institutional Class	0	2,389,406	107,763	2,281,643	$(338)	$354,576	$124,669	$22,747,977	17.54%

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	1.00%		3.99%	$136,679	$(13,060)	$0	$46,240	$1,092	$5,139,833
Wells Fargo Core Bond Portfolio	0.00	*	10.59	(220,258)	(17,054)	225,455	0	2,329	13,659,471
Wells Fargo Disciplined Growth Portfolio	0.00	*	11.55	(86,464)	(258,036)	0	182,040	1,665	14,896,133
Wells Fargo Diversified Large Cap Growth Portfolio	17.00		11.85	110,802	(113,262)	0	83,590	1,995	15,286,864
Wells Fargo Emerging Growth Portfolio	0.00	*	1.20	123,105	(104,956)	0	1,584	951	1,542,885
Wells Fargo International Growth Portfolio	14.00		3.53	(103,063)	(273,401)	0	37,784	3,033	4,553,772
Wells Fargo International Value Portfolio	1.00		3.49	(21,308)	(875,866)	0	89,290	3,548	4,502,616
Wells Fargo Large Company Value Portfolio	15.00		7.91	227,068	(56,703)	0	111,401	2,043	10,197,195
Wells Fargo Managed Fixed Income Portfolio	46.00		37.07	(141,083)	(727,383)	795,211	0	63,770	47,801,013
Wells Fargo Real Return Portfolio	5.00		5.30	(59,282)	(140,618)	88,206	13,712	1,008	6,829,941
Wells Fargo Small Company Growth Portfolio	0.00	*	1.19	90,240	(110,945)	0	4,270	826	1,539,328
Wells Fargo Small Company Value Portfolio	2.00		2.33	(140,589)	(64,573)	0	21,598	1,390	3,000,639
Wells Fargo Stable Income Portfolio**	100.00		0.00	173,162	60,699	164,628	0	3,616	0

				$89,009	$(2,695,158)	$1,273,500	$591,509	$87,266	$128,949,690	99.46%

*	The amount owned is less than 0.005%.

**	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Moderate Balanced Fund	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in affiliated Master Portfolios, at value (cost $121,523,136)	$128,949,690
Investments in affiliated Underlying Fund, at value (cost $22,793,436)	22,747,977
Investments in unaffiliated securities, at value (cost $580,786)	589,130
Receivable for investments sold	5,244
Receivable for Fund shares sold	53,860
Receivable for dividends	49,481
Receivable for daily variation margin on open futures contracts	28,919
Prepaid expenses and other assets	53,542

Total assets	152,477,843

Liabilities
Payable for Fund shares redeemed	22,669,299
Payable for investments purchased	49,649
Administration fees payable	20,333
Distribution fee payable	6,732
Due to custodian bank	5,244
Management fee payable	1,572
Accrued expenses and other liabilities	73,405

Total liabilities	22,826,234

Total net assets	$129,651,609

NET ASSETS CONSIST OF
Paid-in capital	$106,224,580
Total distributable earnings	23,427,029

Total net assets	$129,651,609

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$33,632,692
Shares outstanding – Class A1	1,486,950
Net asset value per share – Class A	$22.62
Maximum offering price per share – Class A2	$24.00
Net assets – Class C	$10,416,965
Shares outstanding – Class C1	473,231
Net asset value per share – Class C	$22.01
Net assets – Administrator Class	$85,159,885
Shares outstanding – Administrator Class[1]	3,724,310
Net asset value per share – Administrator Class	$22.87
Net assets – Institutional Class	$442,067
Shares outstanding – Institutional Class[1]	19,326
Net asset value per share – Institutional Class	$22.87

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo Moderate Balanced Fund	13

Investment income
Interest allocated from affiliated Master Portfolios (net of foreign withholding taxes of $146)	$1,273,500
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $12,226)	591,509
Dividends from affiliated Underlying Fund	124,669
Affiliated income allocated from affiliated Master Portfolios	87,266
Interest	4,027
Expenses allocated from affiliated Master Portfolios	(371,109)
Waivers allocated from affiliated Master Portfolios	36,023

Total investment income	1,745,885

Expenses
Management fee	235,987
Administration fees
Class A	35,356
Class C	11,095
Administrator Class	73,378
Institutional Class	127 [1]
Shareholder servicing fees
Class A	42,090
Class C	13,209
Administrator Class	141,112
Distribution fee
Class C	39,626
Custody and accounting fees	4,364
Professional fees	15,853
Registration fees	31,089
Shareholder report expenses	30,775
Trustees’ fees and expenses	11,316
Other fees and expenses	4,954

Total expenses	690,331
Less: Fee waivers and/or expense reimbursements	(238,897)

Net expenses	451,434

Net investment income	1,294,451

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	89,009
Affiliated Underlying Fund	(338)
Unaffiliated securities	61,342
Futures contracts	210,656

Net realized gains on investments	360,669

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(2,695,158)
Affiliated Underlying Fund	354,576
Unaffiliated securities	8,341
Futures contracts	155,805

Net change in unrealized gains (losses) on investments	(2,176,436)

Net realized and unrealized gains (losses) on investments	(1,815,767)

Net decrease in net assets resulting from operations	$(521,316)

[1]	For the period from July 31 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Moderate Balanced Fund	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$1,294,451		$2,427,369
Net realized gains on investments		360,669		9,722,121
Net change in unrealized gains (losses) on investments		(2,176,436)		(3,671,454)

Net increase (decrease) in net assets resulting from operations		(521,316)		8,478,036

Distributions to shareholders from net investment income and net realized gains
Class A		0		(2,929,431)
Class C		0		(881,207)
Administrator Class		0		(9,288,417)

Total distributions to shareholders		0		(13,099,055)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	211,384	4,857,085	241,519	5,649,474
Class C	59,874	1,339,729	45,422	1,038,170
Administrator Class	232,764	5,339,805	612,499	14,353,555
Institutional Class	25,468 [2]	592,651 [2]	N/A	N/A

		12,129,270		21,041,199

Reinvestment of distributions
Class A	0	0	120,671	2,760,491
Class C	0	0	36,950	823,717
Administrator Class	0	0	399,782	9,238,735

		0		12,822,943

Payment for shares redeemed
Class A	(131,684)	(3,019,162)	(517,571)	(12,019,030)
Class C	(48,794)	(1,091,201)	(150,464)	(3,420,001)
Administrator Class	(1,403,242)	(32,247,549)	(882,642)	(20,956,867)
Institutional Class	(6,142)[2]	(140,071)[2]	N/A	N/A

		(36,497,983)		(36,395,898)

Net decrease in net assets resulting from capital share transactions		(24,368,713)		(2,531,756)

Total decrease in net assets		(24,890,029)		(7,152,775)

Net assets
Beginning of period		154,541,638		161,694,413

End of period		$129,651,609		$154,541,638

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $1,221,521. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Moderate Balanced Fund	15

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.73	$23.47	$22.51	$23.57	$23.19	$21.21
Net investment income	0.17 [1]	0.29	0.28	0.28 [1]	0.32	0.29 [1]
Net realized and unrealized gains (losses) on investments	(0.28)	0.97	1.34	(0.23)	1.01	1.82

Total from investment operations	(0.11)	1.26	1.62	0.05	1.33	2.11
Distributions to shareholders from
Net investment income	0.00	(0.32)	(0.29)	(0.26)	(0.44)	(0.13)
Net realized gains	0.00	(1.68)	(0.37)	(0.85)	(0.51)	0.00

Total distributions to shareholders	0.00	(2.00)	(0.66)	(1.11)	(0.96)	(0.13)
Net asset value, end of period	$22.62	$22.73	$23.47	$22.51	$23.57	$23.19
Total return[2]	(0.48)%	5.38%	7.33%	0.34%	5.87%	9.94%
Ratios to average net assets (annualized)
Gross expenses[3]	1.31%	1.33%	1.32%	1.32%	1.36%	1.36%
Net expenses[3]	1.13%	1.13%	1.15%	1.15%	1.15%	1.15%
Net investment income[3]	1.50%	1.42%	1.25%	1.26%	1.14%	1.29%
Supplemental data
Portfolio turnover rate[4]	119%	113%	114%	87%	84%	89%
Net assets, end of period (000s omitted)	$33,633	$31,980	$36,679	$35,993	$20,782	$18,169

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)	0.43%
Year ended May 31, 2018	0.44%
Year ended May 31, 2017	0.46%
Year ended May 31, 2016	0.47%
Year ended May 31, 2015	0.47%
Year ended May 31, 2014	0.46%

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Moderate Balanced Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.20	$22.79	$22.05	$23.18	$22.79	$20.96
Net investment income	0.08	0.10	0.11 [1]	0.11 [1]	0.09 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	(0.27)	0.95	1.32	(0.23)	1.04	1.80

Total from investment operations	(0.19)	1.05	1.43	(0.12)	1.13	1.92
Distributions to shareholders from
Net investment income	0.00	(0.14)	(0.14)	(0.16)	(0.23)	(0.09)
Net realized gains	0.00	(1.68)	(0.37)	(0.85)	(0.51)	0.00

Total distributions to shareholders	0.00	(1.82)	(0.51)	(1.01)	(0.74)	(0.09)
Net asset value, end of period	$22.01	$22.20	$22.97	$22.05	$23.18	$22.79
Total return[2]	(0.86)%	4.56%	6.56%	(0.44)%	5.06%	9.15%
Ratios to average net assets (annualized)
Gross expenses[3]	2.06%	2.08%	2.07%	2.07%	2.11%	2.11%
Net expenses[3]	1.88%	1.88%	1.90%	1.90%	1.90%	1.90%
Net investment income[3]	0.75%	0.66%	0.50%	0.51%	0.40%	0.54%
Supplemental data
Portfolio turnover rate[4]	119%	113%	114%	87%	84%	89%
Net assets, end of period (000s omitted)	$10,417	$10,260	$12,180	$12,501	$6,042	$4,469

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)	0.43%
Year ended May 31, 2018	0.44%
Year ended May 31, 2017	0.46%
Year ended May 31, 2016	0.47%
Year ended May 31, 2015	0.47%
Year ended May 31, 2014	0.46%

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Moderate Balanced Fund	17

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.94	$23.68	$22.70	$23.75	$23.38	$21.36
Net investment income	0.20	0.38	0.35 [1]	0.32	0.33 [1]	0.38
Net realized and unrealized gains (losses) on investments	(0.27)	1.32	1.35	(0.21)	1.07	1.79

Total from investment operations	(0.07)	1.32	1.70	0.11	1.40	2.17
Distributions to shareholders from
Net investment income	0.00	(0.38)	(0.35)	(0.31)	(0.52)	(0.15)
Net realized gains	0.00	(1.68)	(0.37)	(0.85)	(0.51)	0.00

Total distributions to shareholders	0.00	(2.06)	(0.72)	(1.16)	(1.03)	(0.15)
Net asset value, end of period	$22.87	$22.94	$23.68	$22.70	$23.75	$23.38
Total return[2]	(0.35)%	5.59%	7.62%	0.59%	6.13%	10.18%
Ratios to average net assets (annualized)
Gross expenses[3]	1.23%	1.25%	1.24%	1.23%	1.20%	1.20%
Net expenses[3]	0.88%	0.88%	0.90%	0.90%	0.90%	0.90%
Net investment income[3]	1.75%	1.67%	1.49%	1.48%	1.39%	1.52%
Supplemental data
Portfolio turnover rate[4]	119%	113%	114%	87%	84%	89%
Net assets, end of period (000s omitted)	$85,160	$112,302	$112,835	$156,915	$153,457	$144,248

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)	0.43%
Year ended May 31, 2018	0.44%
Year ended May 31, 2017	0.46%
Year ended May 31, 2016	0.47%
Year ended May 31, 2015	0.47%
Year ended May 31, 2014	0.46%

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Moderate Balanced Fund	Financial highlights

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Period ended November 30, 2018[1] (unaudited)
Net asset value, beginning of period	$23.24
Net investment income	0.20 [2]
Net realized and unrealized gains (losses) on investments	(0.57)

Total from investment operations	(0.37)
Net asset value, end of period	$22.87
Total return[3]	(1.59)%
Ratios to average net assets (annualized)
Gross expenses[4]	0.95%
Net expenses[4]	0.76%
Net investment income[4]	0.38%
Supplemental data
Portfolio turnover rate[5]	119%
Net assets, end of period (000s omitted)	$442

[1]	For the period from July 31 2018 (commencement of class operations) to November 30, 2018

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolios in the amount of 0.39%.

[5]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Moderate Balanced Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Moderate Balanced Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a fund-of-funds that invests in various affiliated mutual funds (“Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated Underlying Funds may also include investments in one or more separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. The Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investments in Underlying Funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

20	Wells Fargo Moderate Balanced Fund	Notes to financial statements (unaudited)

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolios are recorded on a trade basis. The Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $143,378,985 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$8,811,112
Gross unrealized losses	(12,516)
Net unrealized gains	$8,798,596

Notes to financial statements (unaudited)	Wells Fargo Moderate Balanced Fund	21

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of November 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$307,180	$0	$0	$307,180

Investment companies	22,747,977	0	0	22,747,977

Short-term investments
U.S. Treasury securities	281,950	0	0	281,950
Investments measured at net asset value*				128,949,690

Total assets	$23,337,107	$0	$0	$152,286,797
Liabilities
Futures contracts	$109,216	$0	$0	$109,216
Total liabilities	$109,216	$0	$0	$109,216

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in the affiliated Master Portfolios are valued at $128,949,690. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At November 30, 2018, the Fund did not have any transfers into/out of Level 3.

22	Wells Fargo Moderate Balanced Fund	Notes to financial statements (unaudited)

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Wells Fargo Disciplined Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Managed Fixed Income Portfolio	Seeks consistent fixed-income returns
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.30% and declining to 0.22% as the average daily net assets of the Fund increase. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class	0.13

Notes to financial statements (unaudited)	Wells Fargo Moderate Balanced Fund	23

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolios are included in the expense cap. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 1.15% for Class A shares, 1.90% for Class C shares, 0.90% for Administrator Class shares, and 0.80% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2018, Funds Distributor received $3,809 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended November 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing in various affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of the affiliated Underlying Fund and unaffiliated securities in which the Fund invests are actual purchases and sale of those securities. Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$129,607,725	$134,170,409	$119,899,043	$60,467,977

6. DERIVATIVE TRANSACTIONS

During the six months ended November 30, 2018, the Fund entered into futures contracts for to gain market exposure to certain asset classes consistent with an active allocation strategy. The Fund had an average notional amount of $7,523,025 in long futures contracts and $3,090,422 in short futures contracts during the six months ended November 30, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

24	Wells Fargo Moderate Balanced Fund	Notes to financial statements (unaudited)

For the six months ended November 30, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	Net investment income	Net realized gains
Class A	$489,991	$2,439,440
Class C	71,963	809,244
Administrator Class	1,794,197	7,494,220

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. SUBSEQUENT DISTRIBUTIONS

On December 18, 2018, the Fund declared distributions from long-term capital gains to shareholders of record on December 17, 2018. The per share amounts payable on December 19, 2018 were as follows:

Long-term capital gains
Class A	$0.41511
Class C	0.26857
Administrator Class	0.47695
Institutional Class	0.45956

These distributions are not reflected in the accompanying financial statements.

Other information (unaudited)	Wells Fargo Moderate Balanced Fund	25

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Moderate Balanced Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Moderate Balanced Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28	Wells Fargo Moderate Balanced Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

Appendix A (unaudited)	Wells Fargo Moderate Balanced Fund	29

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

318973 01-19 SA279/SAR279 11-18

Semi-Annual Report

November 30, 2018

Wells Fargo C&B Large Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo C&B Large Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the third quarter of 2018.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo C&B Large Cap Value Fund for the six-month period that ended November 30, 2018. During the reporting period, the U.S. generated encouraging economic and business data that was offset by less positive and more inconsistent data from international markets. Investment returns were restrained in comparison with recent periods as geopolitical tensions and uncertainty tended to distract investors from more favorable underlying trends.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.02% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.37%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.30% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.67%. The Bloomberg Barclays Municipal Bond Index6 gained 0.42%. The ICE BofAML U.S. High Yield Index7 was up 0.19%.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the third quarter of 2018. The U.S. government’s decision during the second quarter to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in September after an increase of 0.2% in both July and August. On a year-over-year basis, the all-items index rose 2.3% for the 12 months that ended September 30, 2018, after a seasonal adjustment. The rate of increase was slower than that recorded during the first half of 2018. The index for all items less food and energy rose 2.2% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo C&B Large Cap Value Fund	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.01% and 3.30%, respectively, on November 30, 2018. Investor concerns about an inverted yield curve reemerged, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

November saw improvement in many equity markets.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed. Markets rebounded somewhat in November as the S&P 500 Index gained 2.04%, the MSCI ACWI ex USA Index (Net) added 0.95%, and the MSCI EM Index (Net) was up 4.12% as the uncertainty leading up to midterm elections in the U.S. was resolved and progress seemed to be possible on several international trade issues.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In early August, the Bank of England’s Monetary Policy Committee increased its key interest rate to 0.75%. The European Central Bank and the Bank of Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the People’s Bank of China cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo C&B Large Cap Value Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo C&B Large Cap Value Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Cooke & Bieler, L.P.

Portfolio managers

Andrew Armstrong, CFA®‡

Steve Lyons, CFA®‡

Michael M. Meyer, CFA®‡

Edward W. O’Connor, CFA®‡

R. James O’Neil, CFA®‡

Mehul Trivedi, CFA®‡

William Weber, CFA®‡

Average annual total returns (%) as of November 30, 2018

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (CBEAX)	7-26-2004	(6.11)	7.03	11.91	(0.38)	8.30	12.57	1.21	1.08
Class C (CBECX)	7-26-2004	(2.10)	7.50	11.74	(1.10)	7.50	11.74	1.96	1.83
Class R6 (CBEJX)[4]	10-31-2016	–	–	–	0.10	8.69	12.95	0.78	0.65
Administrator Class (CBLLX)	7-26-2004	–	–	–	(0.23)	8.46	12.76	1.13	1.00
Institutional Class (CBLSX)	7-26-2004	–	–	–	(0.04)	8.71	13.03	0.88	0.75
Russell 1000® Value Index[5]	–	–	–	–	2.96	8.65	12.46	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo C&B Large Cap Value Fund	7

Ten largest holdings (%) as of November 30, 2018[6]
Arrow Electronics Incorporated	3.20
State Street Corporation	3.20
Gildan Activewear Incorporated	2.99
AerCap Holdings NV	2.98
Chubb Limited	2.77
JPMorgan Chase & Company	2.77
Intercontinental Exchange Incorporated	2.75
Johnson & Johnson	2.69
Omnicom Group Incorporated	2.68
PNC Financial Services Group Incorporated	2.63

Sector distribution as of November 30, 2018[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any) from funds in which the underlying master portfolio invests, and extraordinary expenses are excluded from the expense cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Net expenses from the underlying affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to Class R6 shares. If these expenses had been included, returns for Class R6 shares would be higher.

[5]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo C&B Large Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$1,023.01	$5.48	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47	1.08%
Class C
Actual	$1,000.00	$1,019.64	$9.27	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
Class R6
Actual	$1,000.00	$1,025.05	$3.30	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29	0.65%
Administrator Class
Actual	$1,000.00	$1,023.71	$5.07	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%
Institutional Class
Actual	$1,000.00	$1,024.36	$3.81	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo C&B Large Cap Value Fund	9

Security name	Value

Investment Companies: 100.01%

Affiliated Master Portfolio: 100.01%
Wells Fargo C&B Large Cap Value Portfolio	$332,646,637

Total Investment Companies (Cost $268,890,306)	332,646,637

Total investments in securities (Cost $268,890,306)	100.01%	332,646,637
Other assets and liabilities, net	(0.01)	(43,227)

Total net assets	100.00%	$332,603,410

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	93%	78%	$10,026,125	$(3,233,984)	$3,345,618	$80,173	$332,646,637	100.01%

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo C&B Large Cap Value Fund	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $268,890,306)	$332,646,637
Receivable for Fund shares sold	328,669
Receivable from manager	23,019
Prepaid expenses and other assets	146,181

Total assets	333,144,506

Liabilities
Payable for Fund shares redeemed	492,275
Administration fees payable	34,326
Distribution fee payable	6,526
Trustees’ fees and expenses payable	2,684
Accrued expenses and other liabilities	5,285

Total liabilities	541,096

Total net assets	$332,603,410

NET ASSETS CONSIST OF
Paid-in capital	$246,014,826
Total distributable earnings	86,588,584

Total net assets	$332,603,410

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$80,521,129
Shares outstanding – Class A1	5,658,072
Net asset value per share – Class A	$14.23
Maximum offering price per share – Class A2	$15.10
Net assets – Class C	$10,151,507
Shares outstanding – Class C1	724,185
Net asset value per share – Class C	$14.02
Net assets – Class R6	$109,826,284
Shares outstanding – Class R6[1]	7,669,024
Net asset value per share – Class R6	$14.32
Net assets – Administrator Class	$10,146,993
Shares outstanding – Administrator Class[1]	712,183
Net asset value per share – Administrator Class	$14.25
Net assets – Institutional Class	$121,957,497
Shares outstanding – Institutional Class[1]	8,526,553
Net asset value per share – Institutional Class	$14.30

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo C&B Large Cap Value Fund	11

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $24,938)	$3,345,618
Affiliated income allocated from affiliated Master Portfolio	80,173
Expenses allocated from affiliated Master Portfolio	(1,196,633)
Waivers allocated from affiliated Master Portfolio	37,850

Total investment income	2,267,008

Expenses
Management fee	89,180
Administration fees
Class A	89,223
Class C	11,380
Class R6	17,202
Administrator Class	7,809
Institutional Class	87,237
Shareholder servicing fees
Class A	106,218
Class C	13,548
Administrator Class	15,017
Distribution fee
Class C	40,643
Custody and accounting fees	6,925
Professional fees	11,642
Registration fees	33,461
Shareholder report expenses	13,790
Trustees’ fees and expenses	11,196
Other fees and expenses	6,283

Total expenses	560,754
Less: Fee waivers and/or expense reimbursements	(225,540)

Net expenses	335,214

Net investment income	1,931,794

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	10,026,125
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(3,233,984)

Net realized and unrealized gains (losses) on investments	6,792,141

Net increase in net assets resulting from operations	$8,723,935

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo C&B Large Cap Value Fund	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$1,931,794		$3,023,151
Net realized gains on investments		10,026,125		30,034,249
Net change in unrealized gains (losses) on investments		(3,233,984)		(11,845,354)

Net increase in net assets resulting from operations		8,723,935		21,212,046

Distributions to shareholders from net investment income and net realized gains
Class A		0		(9,243,548)
Class C		0		(1,063,860)
Class R6		0		(453,208)
Administrator Class		0		(1,533,377)
Institutional Class		0		(27,982,031)

Total distributions to shareholders		0		(40,276,024)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	151,159	2,180,129	919,384	13,795,201
Class C	64,539	908,136	281,614	4,187,818
Class R6	421,840	6,115,192	7,863,006	110,525,989
Administrator Class	45,861	664,800	297,700	4,486,264
Institutional Class	919,138	13,245,520	6,201,334	92,921,657

		23,113,777		225,916,929

Reinvestment of distributions
Class A	0	0	629,729	9,080,968
Class C	0	0	73,825	1,051,272
Class R6	0	0	31,033	449,875
Administrator Class	0	0	87,651	1,265,630
Institutional Class	0	0	1,065,954	15,442,909

		0		27,290,654

Payment for shares redeemed
Class A	(655,183)	(9,373,276)	(1,094,969)	(16,239,579)
Class C	(142,490)	(2,039,097)	(110,207)	(1,620,229)
Class R6	(676,849)	(9,827,587)	(212,138)	(3,029,866)
Administrator Class	(249,141)	(3,576,108)	(257,513)	(3,725,510)
Institutional Class	(2,071,822)	(29,645,834)	(12,692,000)	(180,616,185)

		(54,461,902)		(205,231,369)

Net increase (decrease) in net assets resulting from capital share transactions		(31,348,125)		47,976,214

Total increase (decrease) in net assets		(22,624,190)		28,912,236

Net assets
Beginning of period		355,227,600		326,315,364

End of period		$332,603,410		$355,227,600

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $1,304,663. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Large Cap Value Fund	13

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.91	$14.54	$12.55	$13.07	$11.99	$10.32
Net investment income	0.06	0.09 [1]	0.08	0.11 [1]	0.10	0.09
Net realized and unrealized gains (losses) on investments	0.26	0.87	2.23	(0.14)	1.07	1.68

Total from investment operations	0.32	0.96	2.31	0.03	1.17	1.77
Distributions to shareholders from
Net investment income	0.00	(0.06)	(0.08)	(0.10)	(0.09)	(0.10)
Net realized gains	0.00	(1.53)	(0.24)	(0.39)	0.00	0.00

Total distributions to shareholders	0.00	(1.59)	(0.32)	(0.49)	(0.09)	(0.10)
Net asset value, end of period	$14.23	$13.91	$14.54	$12.55	$13.07	$11.99
Total return[2]	2.30%	6.29%	18.62%	(0.08)%	9.78%	17.25%
Ratios to average net assets (annualized)
Gross expenses[3]	1.21%	1.21%	1.24%	1.25%	1.29%	1.31%
Net expenses[3]	1.08%	1.10%	1.15%	1.15%	1.15%	1.15%
Net investment income[3]	0.84%	0.58%	0.62%	0.89%	0.73%	0.86%
Supplemental data
Portfolio turnover rate[4]	23%	42%	89%	29%	35%	22%
Net assets, end of period (000s omitted)	$80,521	$85,707	$83,016	$88,387	$27,085	$29,537

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%
Year ended May 31, 2014	0.68%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo C&B Large Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.75	$14.44	$12.48	$13.01	$11.95	$10.29
Net investment income (loss)	0.00 [1]	(0.02)[2]	(0.02)	0.01	(0.00)[3]	0.01
Net realized and unrealized gains (losses) on investments	0.27	0.86	2.22	(0.14)	1.07	1.67

Total from investment operations	0.27	0.84	2.20	(0.13)	1.07	1.68
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	(0.01)	(0.02)
Net realized gains	0.00	(1.53)	(0.24)	(0.39)	0.00	0.00

Total distributions to shareholders	0.00	(1.53)	(0.24)	(0.40)	(0.01)	(0.02)
Net asset value, end of period	$14.02	$13.75	$14.44	$12.48	$13.01	$11.95
Total return[4]	1.96%	5.46%	17.73%	(0.82)%	8.93%	16.39%
Ratios to average net assets (annualized)
Gross expenses[5]	1.96%	1.96%	1.99%	2.00%	2.04%	2.06%
Net expenses[5]	1.83%	1.85%	1.90%	1.90%	1.90%	1.90%
Net investment income (loss)[5]	0.09%	(0.16)%	(0.13)%	0.11%	(0.02)%	0.11%
Supplemental data
Portfolio turnover rate[6]	23%	42%	89%	29%	35%	22%
Net assets, end of period (000s omitted)	$10,152	$11,031	$8,043	$7,282	$7,654	$7,262

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

[3]	Amount is more than $(0.005).

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[5]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%
Year ended May 31, 2014	0.68%

[6]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Large Cap Value Fund	15

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS R6		2018	2017[1]
Net asset value, beginning of period	$13.97	$14.59	$12.73
Net investment income	0.10	0.18 [2]	0.16
Net realized and unrealized gains (losses) on investments	0.25	0.85	2.06

Total from investment operations	0.35	1.03	2.22
Distributions to shareholders from
Net investment income	0.00	(0.12)	(0.12)
Net realized gains	0.00	(1.53)	(0.24)

Total distributions to shareholders	0.00	(1.65)	(0.36)
Net asset value, end of period	$14.32	$13.97	$14.59
Total return[3]	2.51%	6.76%	17.65%
Ratios to average net assets (annualized)
Gross expenses[4]	0.78%	0.77%	0.81%
Net expenses[4]	0.65%	0.65%	0.70%
Net investment income[4]	1.27%	1.28%	1.04%
Supplemental data
Portfolio turnover rate[5]	23%	42%	89%
Net assets, end of period (000s omitted)	$109,826	$110,665	$3,532

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.65%
Year ended May 31, 2018	0.65%
Year ended May 31, 2017[1]	0.68%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo C&B Large Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.92	$14.56	$12.54	$13.07	$12.00	$10.32
Net investment income	0.07 [1]	0.10 [1]	0.10 [1]	0.13 [1]	0.13	0.12 [1]
Net realized and unrealized gains (losses) on investments	0.26	0.87	2.24	(0.15)	1.06	1.68

Total from investment operations	0.33	0.97	2.34	(0.02)	1.19	1.80
Distributions to shareholders from
Net investment income	0.00	(0.08)	(0.08)	(0.12)	(0.12)	(0.12)
Net realized gains	0.00	(1.53)	(0.24)	(0.39)	0.00	0.00

Total distributions to shareholders	0.00	(1.61)	(0.32)	(0.51)	(0.12)	(0.12)
Net asset value, end of period	$14.25	$13.92	$14.56	$12.54	$13.07	$12.00
Total return[2]	2.37%	6.36%	18.82%	0.11%	9.93%	17.49%
Ratios to average net assets (annualized)
Gross expenses[3]	1.13%	1.13%	1.16%	1.16%	1.13%	1.14%
Net expenses[3]	1.00%	1.00%	1.00%	0.98%	0.95%	0.95%
Net investment income[3]	0.90%	0.69%	0.77%	1.03%	0.92%	1.08%
Supplemental data
Portfolio turnover rate[4]	23%	42%	89%	29%	35%	22%
Net assets, end of period (000s omitted)	$10,147	$12,742	$11,467	$23,210	$55,705	$53,884

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%
Year ended May 31, 2014	0.68%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Large Cap Value Fund	17

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.96	$14.58	$12.58	$13.11	$12.03	$10.35
Net investment income	0.09	0.13 [1]	0.14	0.16	0.15	0.14
Net realized and unrealized gains (losses) on investments	0.25	0.89	2.22	(0.14)	1.08	1.69

Total from investment operations	0.34	1.02	2.36	0.02	1.23	1.83
Distributions to shareholders from
Net investment income	0.00	(0.11)	(0.12)	(0.16)	(0.15)	(0.15)
Net realized gains	0.00	(1.53)	(0.24)	(0.39)	0.00	0.00

Total distributions to shareholders	0.00	(1.64)	(0.36)	(0.55)	(0.15)	(0.15)
Net asset value, end of period	$14.30	$13.96	$14.58	$12.58	$13.11	$12.03
Total return[2]	2.44%	6.68%	19.05%	0.33%	10.15%	17.86%
Ratios to average net assets (annualized)
Gross expenses[3]	0.88%	0.88%	0.91%	0.92%	0.86%	0.88%
Net expenses[3]	0.75%	0.77%	0.80%	0.77%	0.70%	0.70%
Net investment income[3]	1.17%	0.87%	0.96%	1.25%	1.18%	1.34%
Supplemental data
Portfolio turnover rate[4]	23%	42%	89%	29%	35%	22%
Net assets, end of period (000s omitted)	$121,957	$135,082	$220,257	$133,632	$132,768	$104,758

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%
Year ended May 31, 2014	0.68%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo C&B Large Cap Value Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements. As of November 30, 2018, the Fund owned 78% of Wells Fargo C&B Large Cap Value Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements (unaudited)	Wells Fargo C&B Large Cap Value Fund	19

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $271,105,087 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$61,541,550
Gross unrealized losses	0
Net unrealized gains	$61,541,550

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal	$332,646,637

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

20	Wells Fargo C&B Large Cap Value Fund	Notes to financial statements (unaudited)

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 0.65% for Class R6 shares, 1.00% for Class Administrator Class shares and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2018, Funds Distributor received $854 from the sale of Class A shares and $29 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the six months ended November 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2018 were $103,695,875 and $75,798,561, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	Net investment income	Net realized gains
Class A	$403,349	$8,840,199
Class C	0	1,063,860
Class R6	36,739	416,469
Administrator Class	86,666	1,446,711
Institutional Class	2,028,817	25,953,214

Notes to financial statements (unaudited)	Wells Fargo C&B Large Cap Value Fund	21

8. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. SUBSEQUENT DISTRIBUTIONS

On December 12, 2018, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 11, 2018. The per share amounts payable on December 13, 2018, were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.20176	$0.71046
Class C	0.20176	0.71046
Class R6	0.20176	0.71046
Administrator Class	0.20176	0.71046
Institutional Class	0.20176	0.71046

On December 18, 2018, the Fund declared distributions from net investment income to shareholders of record on December 17, 2018. The per share amounts payable on December 19, 2018 were as follows:

Net investment income
Class A	$0.11518
Class C	0.00789
Class R6	0.17502
Administrator Class	0.11958
Institutional Class	0.16218

These distributions are not reflected in the accompanying financial statements.

22	Wells Fargo C&B Large Cap Value Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Common Stocks: 97.50%

Communication Services: 5.15%

Diversified Telecommunication Services: 2.47%
Verizon Communications Incorporated	174,500	$10,522,350

Media: 2.68%
Omnicom Group Incorporated	148,600	11,437,742

Consumer Discretionary: 8.60%

Hotels, Restaurants & Leisure: 2.11%
Carnival Corporation	149,500	9,013,355

Household Durables: 1.80%
Whirlpool Corporation	60,900	7,681,317

Textiles, Apparel & Luxury Goods: 4.69%
Gildan Activewear Incorporated	387,904	12,738,767
HanesBrands Incorporated	455,400	7,245,414

		19,984,181

Consumer Staples: 3.20%

Beverages: 1.16%
Diageo plc ADR	34,200	4,936,770

Tobacco: 2.04%
Philip Morris International Incorporated	100,600	8,704,918

Energy: 5.21%

Energy Equipment & Services: 1.61%
Schlumberger Limited	153,000	6,900,300

Oil, Gas & Consumable Fuels: 3.60%
Exxon Mobil Corporation	125,500	9,977,250
World Fuel Services Corporation	208,300	5,372,057

		15,349,307

Financials: 27.79%

Banks: 5.40%
JPMorgan Chase & Company	106,200	11,808,378
PNC Financial Services Group Incorporated	82,750	11,235,795

		23,044,173

Capital Markets: 8.53%
Brookfield Asset Management Incorporated Class A	251,500	11,035,820
Intercontinental Exchange Incorporated	143,700	11,743,164
State Street Corporation	186,700	13,632,834

		36,411,818

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo C&B Large Cap Value Portfolio	23

Security name	Shares	Value

Consumer Finance: 2.09%
Synchrony Financial	344,000	$8,937,120

Diversified Financial Services: 1.54%
Berkshire Hathaway Incorporated Class B †	30,100	6,569,024

Insurance: 10.23%
Arch Capital Group Limited †	302,644	8,661,671
Chubb Limited	88,500	11,835,990
Fidelity National Financial Incorporated	329,300	11,064,480
RenaissanceRe Holdings Limited	54,000	7,160,940
The Progressive Corporation	74,000	4,905,460

		43,628,541

Health Care: 11.58%

Health Care Equipment & Supplies: 2.78%
Abbott Laboratories	59,600	4,413,380
Becton Dickinson & Company	29,400	7,430,850

		11,844,230

Health Care Providers & Services: 3.92%
Cardinal Health Incorporated	104,900	5,751,667
Laboratory Corporation of America Holdings †	39,700	5,781,908
UnitedHealth Group Incorporated	18,400	5,177,024

		16,710,599

Pharmaceuticals: 4.88%
Allergan plc	59,900	9,380,340
Johnson & Johnson	78,000	11,458,200

		20,838,540

Industrials: 16.26%

Air Freight & Logistics: 2.45%
United Parcel Service Incorporated Class B	90,800	10,468,332

Building Products: 2.39%
Johnson Controls International plc	292,600	10,176,628

Electrical Equipment: 3.73%
AMETEK Incorporated	77,500	5,690,825
Eaton Corporation plc	132,900	10,225,326

		15,916,151

Machinery: 4.71%
Colfax Corporation †	377,200	9,407,368
Snap-on Incorporated	64,300	10,689,232

		20,096,600

Trading Companies & Distributors: 2.98%
AerCap Holdings NV †	240,700	12,725,809

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo C&B Large Cap Value Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name		Shares	Value

Information Technology: 11.90%

Electronic Equipment, Instruments & Components: 4.82%
Arrow Electronics Incorporated †		177,300	$13,646,781
TE Connectivity Limited		90,100	6,931,393

			20,578,174

IT Services: 3.70%
Alliance Data Systems Corporation		30,500	6,110,980
Amdocs Limited		148,800	9,658,608

			15,769,588

Semiconductors & Semiconductor Equipment: 3.38%
Analog Devices Incorporated		47,301	4,347,908
Applied Materials Incorporated		269,800	10,058,144

			14,406,052

Materials: 6.31%

Chemicals: 1.73%
Axalta Coating Systems Limited †		295,700	7,401,371

Containers & Packaging: 3.57%
Ball Corporation		87,400	4,292,214
Crown Holdings Incorporated †		213,600	10,953,408

			15,245,622

Metals & Mining: 1.01%
Reliance Steel & Aluminum Company		53,300	4,287,985

Real Estate: 1.50%

Real Estate Management & Development: 1.50%
CBRE Group Incorporated Class A †		146,700	6,407,856

Total Common Stocks (Cost $342,985,403)			415,994,453

	Yield
Short-Term Investments: 1.94%

Investment Companies: 1.94%
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.13%	8,272,722	8,272,722

Total Short-Term Investments (Cost $8,272,722)			8,272,722

Total investments in securities (Cost $351,258,125)	99.44%	424,267,175
Other assets and liabilities, net	0.56	2,397,128

Total net assets	100.00%	$426,664,303

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo C&B Large Cap Value Portfolio	25

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC*	10,765,440	41,129,061	51,894,501	0	$2,788	$(49)	$9,452	$0
Wells Fargo Government Money Market Fund Select Class	11,494,258	70,046,036	73,267,572	8,272,722	0	0	89,422	8,272,722

					$2,788	$(49)	$98,874	$8,272,722	1.94%

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo C&B Large Cap Value Portfolio	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $342,985,403)	$415,994,453
Investments in affiliated securities, at value (cost $8,272,722)	8,272,722
Receivable for investments sold	1,425,998
Receivable for dividends	1,219,591
Receivable for securities lending income	2,954
Prepaid expenses and other assets	20,755

Total assets	426,936,473

Liabilities
Advisory fee payable	233,233
Custodian and accounting fees payable	25,368
Professional fees payable	13,569

Total liabilities	272,170

Total net assets	$426,664,303

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo C&B Large Cap Value Portfolio	27

Investment income
Dividends (net of foreign withholding taxes of $31,807)	$4,150,571
Income from affiliated securities	98,874

Total investment income	4,249,445

Expenses
Advisory fee	1,438,482
Custody and accounting fees	10,981
Professional fees	19,372
Shareholder report expenses	537
Trustees’ fees and expenses	11,370
Other fees and expenses	4,601

Total expenses	1,485,343
Less: Fee waivers and/or expense reimbursements	(46,861)

Net expenses	1,438,482

Net investment income	2,810,963

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	12,254,730
Affiliated securities	2,788

Net realized gains on investments	12,257,518

Net change in unrealized gains (losses) on:
Unaffiliated securities	(3,051,819)
Affiliated securities	(49)

Net change in unrealized gains (losses) on investments	(3,051,868)

Net realized and unrealized gains (losses) on investments	9,205,650

Net increase in net assets resulting from operations	$12,016,613

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo C&B Large Cap Value Portfolio	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)	Year ended May 31, 2018

Operations
Net investment income	$2,810,963	$4,162,366
Net realized gains on investments	12,257,518	34,247,156
Net change in unrealized gains (losses) on investments	(3,051,868)	(13,968,164)

Net increase in net assets resulting from operations	12,016,613	24,441,358

Capital transactions
Transactions in investors’ beneficial interests
Contributions	88,281,269	67,670,834
Withdrawals	(55,836,696)	(73,762,455)

Net increase (decrease) in net assets resulting from capital transactions	32,444,573	(6,091,621)

Total increase in net assets	44,461,186	18,349,737

Net assets
Beginning of period	382,203,117	363,853,380

End of period	$426,664,303	$382,203,117

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Large Cap Value Portfolio	29

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
		2018	2017	2016	2015	2014
Total return[1]	2.55%	6.65%	19.17%	0.35%	10.29%	17.80%
Ratios to average net assets (annualized)
Gross expenses	0.67%	0.67%	0.68%	0.68%	0.68%	0.68%
Net expenses	0.65%	0.66%	0.68%	0.68%	0.68%	0.68%
Net investment income	1.27%	1.02%	1.09%	1.33%	1.20%	1.35%
Supplemental data
Portfolio turnover rate	23%	42%	89%	29%	35%	22%

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo C&B Large Cap Value Portfolio	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The

Notes to financial statements (unaudited)	Wells Fargo C&B Large Cap Value Portfolio	31

Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $354,702,026 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$87,654,641
Gross unrealized losses	(18,089,492)
Net unrealized gains	$69,565,149

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

32	Wells Fargo C&B Large Cap Value Portfolio	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Communication services	$21,960,092	$0	$0	$21,960,092
Consumer discretionary	36,678,853	0	0	36,678,853
Consumer staples	13,641,688	0	0	13,641,688
Energy	22,249,607	0	0	22,249,607
Financials	118,590,676	0	0	118,590,676
Health care	49,393,369	0	0	49,393,369
Industrials	69,383,520	0	0	69,383,520
Information technology	50,753,814	0	0	50,753,814
Materials	26,934,978	0	0	26,934,978
Real estate	6,407,856	0	0	6,407,856

Short-term investments
Investment companies	8,272,722	0	0	8,272,722
Total assets	$424,267,175	$0	$0	$424,267,175

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At November 30, 2018, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolios. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.475% as the average daily net assets of the Portfolio increase. For the six months ended November 30, 2018, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.38% and declining to 0.30% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2018 were $133,003,984 and $97,221,906, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use

Notes to financial statements (unaudited)	Wells Fargo C&B Large Cap Value Portfolio	33

bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A portfolio that invests a substantial portion of its assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

34	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	35

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

36	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	37

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

38	Wells Fargo C&B Large Cap Value Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

318974 01-19 SA280/SAR280 11-18

Semi-Annual Report

November 30, 2018

Wells Fargo Diversified Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the third quarter of 2018.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Diversified Equity Fund for the six-month period that ended November 30, 2018. During the reporting period, the U.S. generated encouraging economic and business data that was offset by less positive and more inconsistent data from international markets. Investment returns were restrained in comparison with recent periods as geopolitical tensions and uncertainty tended to distract investors from more favorable underlying trends.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.02% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.37%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.30% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.67%. The Bloomberg Barclays Municipal Bond Index6 gained 0.42%. The ICE BofAML U.S. High Yield Index7 was up 0.19%.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the third quarter of 2018. The U.S. government’s decision during the second quarter to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in September after an increase of 0.2% in both July and August. On a year-over-year basis, the all-items index rose 2.3% for the 12 months that ended September 30, 2018, after a seasonal adjustment. The rate of increase was slower than that recorded during the first half of 2018. The index for all items less food and energy rose 2.2% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Diversified Equity Fund	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.01% and 3.30%, respectively, on November 30, 2018. Investor concerns about an inverted yield curve reemerged, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

November saw improvement in many equity markets.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed. Markets rebounded somewhat in November as the S&P 500 Index gained 2.04%, the MSCI ACWI ex USA Index (Net) added 0.95%, and the MSCI EM Index (Net) was up 4.12% as the uncertainty leading up to midterm elections in the U.S. was resolved and progress seemed to be possible on several international trade issues.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In early August, the Bank of England’s Monetary Policy Committee increased its key interest rate to 0.75%. The European Central Bank and the Bank of Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the People’s Bank of China cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo Diversified Equity Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Diversified Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Portfolio managers

Thomas C. Biwer, CFA®‡

Aldo Ceccarelli, CFA®‡

Average annual total returns (%) as of November 30, 2018

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (NVDAX)	5-2-1996	(3.43)	6.26	11.53	2.46	7.52	12.20	1.38	1.25
Class C (WFDEX)	10-1-1998	0.70	6.72	11.36	1.70	6.72	11.36	2.13	2.00
Administrator Class (NVDEX)	11-11-1994	–	–	–	2.73	7.80	12.48	1.30	1.00
Diversified Equity Blended Index[3]	–	–	–	–	3.29	9.27	13.43	–	–
MSCI EAFE Index (Net)[4]	–	–	–	–	(7.94)	1.84	7.47	–	–
Russell 1000® Growth Index[5]	–	–	–	–	8.59	13.04	16.54	–	–
Russell 1000® Value Index[6]	–	–	–	–	2.96	8.65	12.46	–	–
Russell 2000® Index[7]	–	–	–	–	0.57	7.50	14.04	–	–
S&P 500 Index[8]	–	–	–	–	6.27	11.12	14.32	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified Equity Fund	7

Fund holdings (%) as of November 30, 2018[9]
Wells Fargo Index Portfolio	25.30
Wells Fargo Diversified Large Cap Growth Portfolio	25.11
Wells Fargo Large Company Value Portfolio	16.92
Wells Fargo C&B Large Cap Value Portfolio	8.45
Wells Fargo International Growth Portfolio	7.31
Wells Fargo International Value Portfolio	7.10
Wells Fargo Small Company Value Portfolio	4.87
Wells Fargo Small Company Growth Portfolio	2.48
Wells Fargo Emerging Growth Portfolio	2.46

Neutral target allocation

Current target allocation as of November 30, 2018[10]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.53% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from funds in which the affiliated master portfolios invest (if any), and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolios are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Source: Wells Fargo Funds Management, LLC. The Diversified Equity Blended Index is weighted 25% in the S&P 500 Index, 25% in the Russell 1000® Growth Index, 25% in the Russell 1000® Value Index, 15% in the MSCI EAFE Index (Net), and 10% in the Russell 2000® Index. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[7]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[8]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[9]

Fund holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Current target allocation is subject to change and may have changed since the date specified.

8	Wells Fargo Diversified Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$991.69	$6.24	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Class C
Actual	$1,000.00	$987.70	$9.97	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Administrator Class
Actual	$1,000.00	$992.86	$5.00	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Diversified Equity Fund	9

Security name	Value

Investment Companies: 100.02%

Affiliated Master Portfolios: 100.02%
Wells Fargo C&B Large Cap Value Portfolio	$13,721,447
Wells Fargo Diversified Large Cap Growth Portfolio	40,794,977
Wells Fargo Emerging Growth Portfolio	4,007,293
Wells Fargo Index Portfolio	41,096,062
Wells Fargo International Growth Portfolio	11,883,762
Wells Fargo International Value Portfolio	11,533,181
Wells Fargo Large Company Value Portfolio	27,487,773
Wells Fargo Small Company Growth Portfolio	4,026,773
Wells Fargo Small Company Value Portfolio	7,912,419

Total Investment Companies (Cost $139,840,007)	162,463,687

Total investments in securities (Cost $139,840,007)	100.02%	162,463,687
Other assets and liabilities, net	(0.02)	(35,427)

Total net assets	100.00%	$162,428,260

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period		Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	4%		3%		$398,589	$(146,086)	$135,580	$3,252	$13,721,447
Wells Fargo Diversified Large Cap Growth Portfolio	50		11		324,686	(722,154)	242,973	5,823	40,794,977
Wells Fargo Emerging Growth Portfolio	1		1		376,166	(378,793)	4,354	2,804	4,007,293
Wells Fargo Index Portfolio	3		3		3,174,587	(2,299,625)	434,116	9,081	41,096,062
Wells Fargo International Growth Portfolio	28		5		(259,091)	(499,600)	79,004	6,434	11,883,762
Wells Fargo International Value Portfolio	1		1		(47,310)	(1,201,448)	189,942	7,519	11,533,181
Wells Fargo Large Company Value Portfolio	46		10		677,616	(377,397)	329,679	5,990	27,487,773
Wells Fargo Small Company Growth Portfolio	0	*	0	*	270,484	(376,774)	12,372	2,433	4,026,773
Wells Fargo Small Company Value Portfolio	5		5		(398,993)	(258,510)	63,399	4,121	7,912,419

					$4,516,734	$(6,260,387)	$1,491,419	$47,457	$162,463,687	100.02%

*	The amount owned is less than 0.5%.

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Diversified Equity Fund	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in affiliated Master Portfolios, at value (cost $139,840,007)	$162,463,687
Receivable for Fund shares sold	131,264
Prepaid expenses and other assets	51,624

Total assets	162,646,575

Liabilities
Payable for Fund shares redeemed	122,893
Shareholder servicing fees payable	35,344
Administration fees payable	23,055
Management fee payable	13,199
Trustees’ fees and expenses payable	2,473
Distribution fee payable	1,333
Accrued expenses and other liabilities	20,018

Total liabilities	218,315

Total net assets	$162,428,260

NET ASSETS CONSIST OF
Paid-in capital	$118,841,810
Total distributable earnings	43,586,450

Total net assets	$162,428,260

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$64,973,942
Shares outstanding – Class A1	2,474,113
Net asset value per share – Class A	$26.26
Maximum offering price per share – Class A2	$27.86
Net assets – Class C	$2,029,973
Shares outstanding – Class C1	87,156
Net asset value per share – Class C	$23.29
Net assets – Administrator Class	$95,424,345
Shares outstanding – Administrator Class[1]	3,613,109
Net asset value per share – Administrator Class	$26.41

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo Diversified Equity Fund	11

Investment income
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $24,067)	$1,491,419
Affiliated income allocated from affiliated Master Portfolios	47,457
Expenses allocated from affiliated Master Portfolios	(460,970)
Waivers allocated from affiliated Master Portfolios	26,598

Total investment income	1,104,504

Expenses
Management fee	259,323
Administration fees
Class A	73,475
Class C	2,305
Administrator Class	65,461
Shareholder servicing fees
Class A	87,471
Class C	2,744
Administrator Class	125,887
Distribution fee
Class C	8,233
Custody and accounting fees	2,473
Professional fees	13,962
Registration fees	31,322
Shareholder report expenses	15,677
Trustees’ fees and expenses	11,580
Other fees and expenses	3,740

Total expenses	703,653
Less: Fee waivers and/or expense reimbursements	(175,122)

Net expenses	528,531

Net investment income	575,973

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolios	4,516,734
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	(6,260,387)

Net realized and unrealized gains (losses) on investments	(1,743,653)

Net decrease in net assets resulting from operations	$(1,167,680)

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified Equity Fund	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$575,973		$1,206,178
Net realized gains on investments		4,516,734		35,307,459
Net change in unrealized gains (losses) on investments		(6,260,387)		(11,548,765)

Net increase (decrease) in net assets resulting from operations		(1,167,680)		24,964,872

Distributions to shareholders from net investment income and net realized gains
Class A		0		(15,394,697)
Class C		0		(556,741)
Administrator Class		0		(22,994,201)

Total distributions to shareholders		0		(38,945,639)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	37,892	1,026,536	55,115	1,529,167
Class C	2,252	53,655	5,348	134,858
Administrator Class	102,451	2,786,041	235,053	6,684,802

		3,866,232		8,348,827

Reinvestment of distributions
Class A	0	0	592,560	15,300,796
Class C	0	0	23,873	547,166
Administrator Class	0	0	878,963	22,817,521

		0		38,665,483

Payment for shares redeemed
Class A	(198,278)	(5,310,935)	(351,795)	(9,977,926)
Class C	(10,334)	(249,560)	(21,669)	(542,415)
Administrator Class	(198,916)	(5,389,512)	(1,474,444)	(42,759,421)

		(10,950,007)		(53,279,762)

Net decrease in net assets resulting from capital share transactions		(7,083,775)		(6,265,452)

Total decrease in net assets		(8,251,455)		(20,246,219)

Net assets
Beginning of period		170,679,715		190,925,934

End of period		$162,428,260		$170,679,715

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at May 31, 2018 was $230,980. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Equity Fund	13

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$26.48	$29.37	$27.30	$32.37	$32.78	$30.65
Net investment income	0.07 [1]	0.16 [1]	0.13	0.16	0.14	0.16
Net realized and unrealized gains (losses) on investments	(0.29)	3.93	3.94	(1.55)	2.79	5.48

Total from investment operations	(0.22)	4.09	4.07	(1.39)	2.93	5.64
Distributions to shareholders from
Net investment income	0.00	(0.17)	(0.22)	(0.08)	(0.15)	(0.17)
Net realized gains	0.00	(6.81)	(1.78)	(3.60)	(3.19)	(3.34)

Total distributions to shareholders	0.00	(6.98)	2.00	(3.68)	(3.34)	(3.51)
Net asset value, end of period	$26.26	$26.48	$29.37	$27.30	$32.37	$32.78
Total return[2]	(0.83)%	14.68%	15.59%	(4.24)%	9.39%	19.10%
Ratios to average net assets (annualized)
Gross expenses[3]	1.35%	1.38%	1.40%	1.41%	1.44%	1.43%
Net expenses[3]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income[3]	0.53%	0.55%	0.63%	0.60%	0.44%	0.48%
Supplemental data
Portfolio turnover rate[4]	43%	70%	90%	39%	38%	37%
Net assets, end of period (000s omitted)	$64,974	$69,766	$68,678	$67,597	$81,502	$82,186

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)	0.50%
Year ended May 31, 2018	0.53%
Year ended May 31, 2017	0.57%
Year ended May 31, 2016	0.59%
Year ended May 31, 2015	0.59%
Year ended May 31, 2014	0.58%

[4]

Portfolio turnover rate is calculated by multiplying each affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the respective affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$23.58	$26.86	$25.12	$30.22	$30.88	$29.13
Net investment loss	(0.03)[1]	(0.05)[1]	(0.03)[1]	(0.05)[1]	(0.12)	(0.08)[1]
Net realized and unrealized gains (losses) on investments	(0.26)	3.58	3.57	(1.45)	2.65	5.18

Total from investment operations	(0.29)	3.53	3.54	(1.50)	2.53	5.10
Distributions to shareholders from
Net investment income	0.00	(0.00)[2]	(0.02)	0.00	0.00	(0.01)
Net realized gains	0.00	(6.81)	(1.78)	(3.60)	(3.19)	(3.34)

Total distributions to shareholders	0.00	(6.81)	(1.80)	(3.60)	(3.19)	(3.35)
Net asset value, end of period	$23.29	$23.58	$26.86	$25.12	$30.22	$30.88
Total return[3]	(1.23)%	13.89%	14.71%	(4.96)%	8.58%	18.23%
Ratios to average net assets (annualized)
Gross expenses[4]	2.10%	2.13%	2.15%	2.16%	2.19%	2.19%
Net expenses[4]	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment loss[4]	(0.22)%	(0.21)%	(0.13)%	(0.17)%	(0.31)%	(0.25)%
Supplemental data
Portfolio turnover rate[5]	43%	70%	90%	39%	38%	37%
Net assets, end of period (000s omitted)	$2,030	$2,245	$2,355	$2,846	$4,165	$4,292

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)	0.50%
Year ended May 31, 2018	0.53%
Year ended May 31, 2017	0.57%
Year ended May 31, 2016	0.59%
Year ended May 31, 2015	0.59%
Year ended May 31, 2014	0.58%

[5]

Portfolio turnover rate is calculated by multiplying each affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the respective affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Equity Fund	15

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$26.60	$29.46	$27.38	$32.45	$32.84	$30.70
Net investment income	0.11 [1]	0.23 [1]	0.24 [1]	0.24	0.22 [1]	0.23 [1]
Net realized and unrealized gains (losses) on investments	(0.30)	3.95	3.91	(1.55)	2.81	5.49

Total from investment operations	(0.19)	4.18	4.15	(1.31)	3.03	5.72
Distributions to shareholders from
Net investment income	0.00	(0.23)	(0.29)	(0.16)	(0.23)	(0.24)
Net realized gains	0.00	(6.81)	(1.78)	(3.60)	(3.19)	(3.34)

Total distributions to shareholders	0.00	(7.04)	(2.07)	(3.76)	(3.42)	(3.58)
Net asset value, end of period	$26.41	$26.60	$29.46	$27.38	$32.45	$32.84
Total return[2]	(0.71)%	14.99%	15.86%	(3.98)%	9.65%	19.40%
Ratios to average net assets (annualized)
Gross expenses[3]	1.27%	1.30%	1.32%	1.33%	1.28%	1.27%
Net expenses[3]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income[3]	0.78%	0.79%	0.87%	0.85%	0.67%	0.71%
Supplemental data
Portfolio turnover rate[4]	43%	70%	90%	39%	38%	37%
Net assets, end of period (000s omitted)	$95,424	$98,668	$119,893	$140,963	$167,371	$225,584

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)	0.50%
Year ended May 31, 2018	0.53%
Year ended May 31, 2017	0.57%
Year ended May 31, 2016	0.59%
Year ended May 31, 2015	0.59%
Year ended May 31, 2014	0.58%

[4]

Portfolio turnover rate is calculated by multiplying each affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the respective affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified Equity Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Equity Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a fund-of-funds which seeks to achieve its investment objective by investing in multiple diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolios are recorded on a trade basis.

The Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $146,089,719 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$16,373,968
Gross unrealized losses	0
Net unrealized gains	$16,373,968

Notes to financial statements (unaudited)	Wells Fargo Diversified Equity Fund	17

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2018, the affiliated Master Portfolios were measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The aggregate value of the affiliated Master Portfolios was $162,463,687. The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Wells Fargo Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses
Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

The affiliated Master Portfolios do not have a redemption period notice, can be redeemed daily and do not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund. Under the investment management agreement, Funds Management receives a management fee for providing advisory and fund-level administrative services, including the determination of the asset allocations of its investments in the various affiliated Master Portfolios, at an annual rate starting at 0.30% and declining to 0.22% as the average daily net assets of the Fund increase. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its

18	Wells Fargo Diversified Equity Fund	Notes to financial statements (unaudited)

expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolios are included in the expense cap. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 1.25% for Class A shares, 2.00% for Class C shares, and 1.00% for Administrator Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2018, Funds Distributor received $1,280 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended November 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing in various affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2018 were $131,905,217 and $68,018,847, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	Net investment income	Net realized gains
Class A	$460,860	$14,933,837
Class C	406	556,335
Administrator Class	931,700	22,062,501

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course

Notes to financial statements (unaudited)	Wells Fargo Diversified Equity Fund	19

of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. SUBSEQUENT DISTRIBUTIONS

On December 12, 2018, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 11, 2018. The per share amounts payable on December 13, 2018 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.71619	$3.90175
Class C	0.71619	3.90175
Administrator Class	0.71619	3.90175

On December 18, 2018, the Fund declared distributions from net investment income to shareholders of record on December 17, 2018. The per share amounts payable on December 19, 2018 were as follows:

Net investment income
Class A	$0.12577
Class C	0.00000
Administrator Class	0.18338

These distributions are not reflected in the accompanying financial statements.

20	Wells Fargo Diversified Equity Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Diversified Equity Fund	21

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

22	Wells Fargo Diversified Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Diversified Equity Fund	23

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

24	Wells Fargo Diversified Equity Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

318975 01-19 SA281/SAR281 11-18

Semi-Annual Report

November 30, 2018

Wells Fargo Emerging Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Emerging Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the third quarter of 2018.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Emerging Growth Fund for the six-month period that ended November 30, 2018. During the reporting period, the U.S. generated encouraging economic and business data that was offset by less positive and more inconsistent data from international markets. Investment returns were restrained in comparison with recent periods as geopolitical tensions and uncertainty tended to distract investors from more favorable underlying trends.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.02% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.37%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.30% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.67%. The Bloomberg Barclays Municipal Bond Index6 gained 0.42%. The ICE BofAML U.S. High Yield Index7 was up 0.19%.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the third quarter of 2018. The U.S. government’s decision during the second quarter to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in September after an increase of 0.2% in both July and August. On a year-over-year basis, the all-items index rose 2.3% for the 12 months that ended September 30, 2018, after a seasonal adjustment. The rate of increase was slower than that recorded during the first half of 2018. The index for all items less food and energy rose 2.2% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Emerging Growth Fund	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.01% and 3.30%, respectively, on November 30, 2018. Investor concerns about an inverted yield curve reemerged, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

November saw improvement in many equity markets.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed. Markets rebounded somewhat in November as the S&P 500 Index gained 2.04%, the MSCI ACWI ex USA Index (Net) added 0.95%, and the MSCI EM Index (Net) was up 4.12% as the uncertainty leading up to midterm elections in the U.S. was resolved and progress seemed to be possible on several international trade issues.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In early August, the Bank of England’s Monetary Policy Committee increased its key interest rate to 0.75%. The European Central Bank and the Bank of Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the People’s Bank of China cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo Emerging Growth Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Emerging Growth Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡, CPA

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of November 30, 20182

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WEMAX)	3-31-2008	8.40	7.05	15.73	15.01	8.32	16.41	1.36	1.28
Class C (WEMCX)	3-31-2008	13.10	7.50	15.54	14.10	7.50	15.54	2.11	2.03
Class R6 (WEGRX)	7-31-2018	–	–	–	15.53	8.80	16.97	0.93	0.85
Administrator Class (WFGDX)	1-31-2007	–	–	–	15.19	8.48	16.63	1.28	1.20
Institutional Class (WEMIX)	3-31-2008	–	–	–	15.53	8.80	16.97	1.03	0.90
Russell 2000® Growth Index[5]	–	–	–	–	2.81	8.22	15.55	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Growth Fund	7

Ten largest holdings (%) as of November 30, 2018[6]
InterXion Holding NV	3.00
ASGN Incorporated	2.91
Ligand Pharmaceuticals Incorporated	2.71
Q2 Holdings Incorporated	2.66
Proofpoint Incorporated	2.23
HealthEquity Incorporated	2.10
Axogen Incorporated	2.07
Inogen Incorporated	2.00
Integra LifeSciences Holdings Corporation	1.98
RealPage Incorporated	1.92

Sector distribution as of November 30, 2018[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[3]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Emerging Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$987.68	$6.48	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
Class C
Actual	$1,000.00	$984.20	$10.20	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.79	$10.35	2.05%
Class R6
Actual	$1,000.00	$991.15	$4.24	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$4.31	0.85%
Administrator Class
Actual	$1,000.00	$988.60	$5.98	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Institutional Class
Actual	$1,000.00	$990.16	$4.49	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Emerging Growth Fund	9

Security name	Value

Investment Companies: 99.87%

Affiliated Master Portfolio: 99.87%
Wells Fargo Emerging Growth Portfolio	$788,361,884

Total Investment Companies (Cost $551,734,102)	788,361,884

Total investments in securities (Cost $551,734,102)	99.87%	788,361,884
Other assets and liabilities, net	0.13	998,967

Total net assets	100.00%	$789,360,851

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Emerging Growth Portfolio	93%	89%	$73,407,063	$(78,617,604)	$866,015	$361,869	$191,622	$788,361,884	99.87%

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Emerging Growth Fund	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $551,734,102)	$788,361,884
Receivable for Fund shares sold	1,699,091
Receivable from manager	40,333
Prepaid expenses and other assets	49,436

Total assets	790,150,744

Liabilities
Payable for Fund shares redeemed	528,895
Administration fees payable	101,012
Shareholder report expenses payable	50,742
Shareholder servicing fees payable	43,728
Custodian and accounting fees payable	42,106
Distribution fee payable	2,735
Trustees’ fees and expenses payable	2,294
Accrued expenses and other liabilities	18,381

Total liabilities	789,893

Total net assets	$789,360,851

NET ASSETS CONSIST OF
Paid-in capital	$420,797,901
Total distributable earnings	368,562,950

Total net assets	$789,360,851

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$149,435,129
Shares outstanding – Class A1	8,878,355
Net asset value per share – Class A	$16.83
Maximum offering price per share – Class A2	$17.86
Net assets – Class C	$4,260,549
Shares outstanding – Class C1	284,913
Net asset value per share – Class C	$14.95
Net assets – Class R6	$252,046
Shares outstanding – Class R6[1]	13,910
Net asset value per share – R6	$18.12
Net assets – Administrator Class	$48,341,046
Shares outstanding – Administrator Class[1]	2,788,150
Net asset value per share – Administrator Class	$17.34
Net assets – Institutional Class	$587,072,081
Shares outstanding – Institutional Class[1]	32,406,964
Net asset value per share – Institutional Class	$18.12

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo Emerging Growth Fund	11

Investment income
Dividends allocated from affiliated Master Portfolio	$866,015
Securities lending income allocated from affiliated Master Portfolio	361,869
Affiliated income allocated from affiliated Master Portfolio	191,622
Expenses allocated from affiliated Master Portfolio	(3,458,913)

Total investment income	(2,039,407)

Expenses
Management fee	215,253
Administration fees
Class A	168,535
Class C	4,757
Class R6	18 [1]
Administrator Class	35,174
Institutional Class	417,130
Shareholder servicing fees
Class A	200,636
Class C	5,664
Administrator Class	67,639
Distribution fee
Class C	16,990
Custody and accounting fees	9,206
Professional fees	16,646
Registration fees	35,972
Shareholder report expenses	56,975
Trustees’ fees and expenses	11,038
Other fees and expenses	11,740

Total expenses	1,273,373
Less: Fee waivers and/or expense reimbursements	(427,980)

Net expenses	845,393

Net investment loss	(2,884,800)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	73,407,063
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(78,617,604)

Net realized and unrealized gains (losses) on investments	(5,210,541)

Net decrease in net assets resulting from operations	$(8,095,341)

[1]	For the period from July 31, 2018 (commencement of operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Growth Fund	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment loss		$(2,884,800)		$(5,006,023)
Net realized gains on investments		73,407,063		111,281,986
Net change in unrealized gains (losses) on investments		(78,617,604)		111,090,852

Net increase (decrease) in net assets resulting from operations		(8,095,341)		217,366,815

Distributions to shareholders from net investment income and net realized gains
Class A		0		(16,172,743)
Class C		0		(446,164)
Administrator Class		0		(5,883,416)
Institutional Class		0		(62,422,402)

Total distributions to shareholders		0		(84,924,725)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	386,521	6,888,941	304,935	4,820,337
Class C	34,593	552,953	26,206	364,560
Class R6	14,133 [2]	288,882 [2]	N/A	N/A
Administrator Class	252,731	4,631,682	418,055	6,747,014
Institutional Class	4,492,488	85,035,911	5,505,435	91,822,139

		97,398,369		103,754,050

Reinvestment of distributions
Class A	0	0	1,097,179	15,689,654
Class C	0	0	34,857	446,164
Administrator Class	0	0	398,600	5,863,399
Institutional Class	0	0	3,940,125	60,402,110

		0		82,401,327

Payment for shares redeemed
Class A	(519,476)	(9,242,158)	(1,293,442)	(20,049,449)
Class C	(25,428)	(395,695)	(35,973)	(509,745)
Class R6	(223)[2]	(4,051)[2]	N/A	N/A
Administrator Class	(448,183)	(8,009,266)	(1,240,005)	(19,665,862)
Institutional Class	(5,240,880)	(99,070,126)	(10,895,635)	(180,356,163)

		(116,721,296)		(220,581,219)

Net decrease in net assets resulting from capital share transactions		(19,322,927)		(34,425,842)

Total increase (decrease) in net assets		(27,418,268)		98,016,248

Net assets
Beginning of period		816,779,119		718,762,871

End of period		$789,360,851		$816,779,119

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at May 31, 2018 was $1,472,576. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Fund	13

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.04	$14.57	$12.55	$16.70	$14.61	$14.10
Net investment loss	(0.09)	(0.15)	(0.10)[1]	(0.13)[1]	(0.22)	(0.19)
Net realized and unrealized gains (losses) on investments	(0.12)	4.57	2.96	(2.28)	3.51	1.88

Total from investment operations	(0.21)	4.42	2.86	(2.41)	3.29	1.69
Distributions to shareholders from
Net realized gains	0.00	(1.95)	(0.84)	(1.74)	(1.20)	(1.18)
Net asset value, end of period	$16.83	$17.04	$14.57	$12.55	$16.70	$14.61
Total return[2]	(1.23)%	32.91%	23.39%	(14.94)%	23.32%	11.30%
Ratios to average net assets (annualized)
Gross expenses[3]	1.35%	1.36%	1.36%	1.35%	1.39%	1.39%
Net expenses[3]	1.30%	1.35%	1.35%	1.35%	1.37%	1.37%
Net investment loss[3]	(0.97)%	(1.01)%	(0.72)%	(0.92)%	(1.20)%	(1.20)%
Supplemental data
Portfolio turnover rate[4]	39%	47%	115%	68%	56%	63%
Net assets, end of period (000s omitted)	$149,435	$153,526	$129,724	$127,154	$131,638	$130,403

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.80%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%
Year ended May 31, 2014	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.19	$13.28	$11.58	$15.67	$13.88	$13.55
Net investment loss	(0.14)[1]	(0.25)[1]	(0.19)[1]	(0.21)	(0.33)	(0.32)
Net realized and unrealized gains (losses) on investments	(0.10)	4.11	2.73	(2.14)	3.32	1.83

Total from investment operations	(0.24)	3.86	2.54	(2.35)	2.99	1.51
Distributions to shareholders from
Net realized gains	0.00	(1.95)	(0.84)	(1.74)	(1.20)	(1.18)
Net asset value, end of period	$14.95	$15.19	$13.28	$11.58	$15.67	$13.88
Total return[2]	(1.58)%	31.82%	22.56%	(15.59)%	22.35%	10.40%
Ratios to average net assets (annualized)
Gross expenses[3]	2.10%	2.11%	2.11%	2.10%	2.14%	2.14%
Net expenses[3]	2.05%	2.10%	2.10%	2.10%	2.12%	2.12%
Net investment loss[3]	(1.72)%	(1.76)%	(1.46)%	(1.70)%	(1.95)%	(1.95)%
Supplemental data
Portfolio turnover rate[4]	39%	47%	115%	68%	56%	63%
Net assets, end of period (000s omitted)	$4,261	$4,190	$3,328	$3,815	$5,101	$4,816

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.80%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%
Year ended May 31, 2014	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Fund	15

(For a share outstanding throughout the period)

CLASS R6	Period ended November 30, 2018[1] (unaudited)
Net asset value, beginning of period	$18.70
Net investment loss	(0.02)
Net realized and unrealized gains (losses) on investments	(0.56)

Total from investment operations	(0.58)
Net asset value, end of period	$18.12
Total return[2]	(3.10)%
Ratios to average net assets (annualized)
Gross expenses[3]	0.92%
Net expenses[3]	0.85%
Net investment loss[3]	(0.39)%
Supplemental data
Portfolio turnover rate[4]	39%
Net assets, end of period (000s omitted)	$252

[1]	For the period from July, 31, 2018 (commencement of class operations) to November 30, 2018

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratio includes net expenses allocated from the affiliated Master Portfolio in the amount of 0.81%.

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.54	$14.93	$12.82	$17.00	$14.83	$14.28
Net investment loss	(0.08)[1]	(0.14)[1]	(0.07)[1]	(0.12)[1]	(0.16)[1]	(0.17)[1]
Net realized and unrealized gains (losses) on investments	(0.12)	4.70	3.02	(2.32)	3.53	1.90

Total from investment operations	(0.20)	4.56	2.95	(2.44)	3.37	1.73
Distributions to shareholders from
Net realized gains	0.00	(1.95)	(0.84)	(1.74)	(1.20)	(1.18)
Net asset value, end of period	$17.34	$17.54	$14.93	$12.82	$17.00	$14.83
Total return[2]	(1.14)%	33.06%	23.60%	(14.80)%	23.45%	11.45%
Ratios to average net assets (annualized)
Gross expenses[3]	1.27%	1.28%	1.26%	1.23%	1.21%	1.22%
Net expenses[3]	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss[3]	(0.87)%	(0.86)%	(0.48)%	(0.80)%	(1.03)%	(1.03)%
Supplemental data
Portfolio turnover rate[4]	39%	47%	47%	68%	56%	63%
Net assets, end of period (000s omitted)	$48,341	$52,335	$52,335	$99,792	$159,813	$190,126

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.80%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%
Year ended May 31, 2014	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Fund	17

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$18.30	$15.46	$13.20	$17.40	$15.11	$14.49
Net investment loss	(0.05)	(0.09)	(0.04)[1]	(0.07)	(0.12)	(0.11)
Net realized and unrealized gains (losses) on investments	(0.13)	4.88	3.14	(2.39)	3.61	1.91

Total from investment operations	(0.18)	4.79	3.10	2.46	3.49	1.80
Distributions to shareholders from
Net realized gains	0.00	(1.95)	(0.84)	(1.74)	(1.20)	(1.18)
Net asset value, end of period	$18.12	$18.30	$15.46	$13.20	$17.40	$15.11
Total return[2]	(0.98)%	33.44%	24.08%	(14.62)%	23.89%	11.77%
Ratios to average net assets (annualized)
Gross expenses[3]	1.02%	1.03%	1.03%	1.01%	0.96%	0.96%
Net expenses[3]	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss[3]	(0.57)%	(0.56)%	(0.24)%	(0.50)%	(0.73)%	(0.73)%
Supplemental data
Portfolio turnover rate[4]	39%	47%	115%	68%	56%	63%
Net assets, end of period (000s omitted)	$587,072	$606,729	$534,846	$583,843	$723,946	$650,650

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.80%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%
Year ended May 31, 2014	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Growth Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements. As of November 30, 2018, the Fund owned 89% of Wells Fargo Emerging Growth Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements (unaudited)	Wells Fargo Emerging Growth Fund	19

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $549,635,880 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$238,726,004
Gross unrealized losses	0
Net unrealized gains	$238,726,004

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation	$788,361,884

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

20	Wells Fargo Emerging Growth Fund	Notes to financial statements (unaudited)

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 1.28% for Class A shares, 2.03% for Class C shares, 0.85% for Class R6 shares, 1.20% for Class Administrator Class shares, and 0.90% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to August 1, 2018, the Fund’s expenses were capped at 1.35% for Class A shares and 2.10% for Class C shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2018, Funds Distributor received $1,852 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended November 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2018 were $325,877,495 and $322,249,252, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net realized gains
Class A	$16,172,743
Class C	446,164
Administrator Class	5,883,416
Institutional Class	62,422,402

Notes to financial statements (unaudited)	Wells Fargo Emerging Growth Fund	21

8. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. SUBSEQUENT DISTRIBUTION

On December 12, 2018, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 11, 2018. The per share amounts payable on December 13, 2018 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.33298	$2.84278
Class C	0. 33298	2.84278
Class R6	0. 33298	2.84278
Administrator Class	0. 33298	2.84278
Institutional Class	0. 33298	2.84278

These distributions are not reflected in the accompanying financial statements.

22	Wells Fargo Emerging Growth Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Common Stocks: 98.68%

Communication Services: 1.36%

Interactive Media & Services: 0.23%
Eventbrite Incorporated Class A †	67,105	$1,993,690

Media: 1.13%
Nexstar Media Group Incorporated Class A	120,500	9,958,120

Consumer Discretionary: 12.50%

Auto Components: 0.44%
Cooper-Standard Holdings Incorporated †	52,360	3,828,563

Diversified Consumer Services: 2.74%
Chegg Incorporated †	486,614	13,600,861
Grand Canyon Education Incorporated †	86,360	10,567,010

		24,167,871

Hotels, Restaurants & Leisure: 3.37%
Golden Entertainment Incorporated †	23,460	424,391
Planet Fitness Incorporated Class A †	283,960	15,680,271
Playa Hotels & Resorts NV †	536,680	4,068,034
Wingstop Incorporated	144,718	9,496,395

		29,669,091

Internet & Direct Marketing Retail: 0.28%
Farfetch Limited Class A †	110,022	2,503,001

Leisure Products: 1.01%
Mastercraft Boat Holdings Incorporated †	190,716	4,941,452
Yeti Holdings Incorporated †	234,648	3,951,472

		8,892,924

Multiline Retail: 1.64%
Ollie’s Bargain Outlet Holdings Incorporated †	163,260	14,481,162

Specialty Retail: 3.02%
At Home Group Incorporated †	239,000	6,811,500
Five Below Incorporated †	56,097	5,878,405
Lithia Motors Incorporated Class A	117,980	9,775,823
National Vision Holdings Incorporated †	112,066	4,120,667

		26,586,395

Consumer Staples: 1.18%

Food & Staples Retailing: 0.76%
The Chef’s Warehouse Incorporated †	176,100	6,711,171

Food Products: 0.42%
Freshpet Incorporated †	112,300	3,705,900

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Emerging Growth Portfolio	23

Security name	Shares	Value

Energy: 1.39%

Energy Equipment & Services: 0.68%
Cactus Incorporated Class A †	121,729	$3,515,534
FTS International Incorporated †	252,133	2,491,074

		6,006,608

Oil, Gas & Consumable Fuels: 0.71%
Matador Resources Company †	171,736	3,915,581
PDC Energy Incorporated †	67,790	2,300,793

		6,216,374

Financials: 5.38%

Capital Markets: 1.39%
Stifel Financial Corporation	254,200	12,270,234

Insurance: 3.07%
Kinsale Capital Group Incorporated	325,084	20,223,476
Trupanion Incorporated «†	227,400	6,806,082

		27,029,558

Thrifts & Mortgage Finance: 0.92%
LendingTree Incorporated †	31,332	8,156,973

Health Care: 28.40%

Biotechnology: 7.84%
Audentes Therapeutics Incorporated †	77,042	1,883,677
CareDx Incorporated †	221,984	6,497,472
Heron Therapeutics Incorporated †	198,450	5,701,469
Ligand Pharmaceuticals Incorporated †	143,501	22,640,153
Repligen Corporation †	360,240	23,296,721
Translate Bio Incorporated †	27,538	199,100
Vanda Pharmaceuticals Incorporated †	355,000	8,889,200

		69,107,792

Health Care Equipment & Supplies: 9.74%
Axogen Incorporated †	437,777	14,656,774
Glaukos Corporation †	89,339	5,885,653
Inogen Incorporated †	58,550	8,627,928
iRhythm Technologies Incorporated †	178,762	13,242,689
Merit Medical Systems Incorporated †	250,800	15,812,940
Neogen Corporation †	56,100	3,638,646
Neuronetics Incorporated †	188,118	3,356,025
Nevro Corporation †	33,645	1,396,604
NxStage Medical Incorporated †	200,540	5,663,250
SI-BONE Incorporated †	242,597	4,357,042
Tactile Systems Technology Class I †	92,273	5,189,434
Vapotherm Incorporated †	217,308	3,996,294

		85,823,279

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Emerging Growth Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Health Care Providers & Services: 3.28%
Amedisys Incorporated †	77,200	$10,518,500
HealthEquity Incorporated †	207,012	18,359,894

		28,878,394

Health Care Technology: 4.16%
Tabula Rasa Healthcare Incorporated †	117,500	8,868,900
Teladoc Incorporated «†	242,679	15,155,304
Vocera Communications Incorporated †	317,000	12,597,580

		36,621,784

Life Sciences Tools & Services: 2.11%
Codexis Incorporated †	850,438	18,641,601

Pharmaceuticals: 1.27%
Dova Pharmaceuticals Incorporated «†	115,559	1,721,829
Optinose Incorporated «†	123,187	969,482
Supernus Pharmaceuticals Incorporated †	178,500	8,464,470

		11,155,781

Industrials: 16.84%

Aerospace & Defense: 1.84%
AAR Corporation	49,000	2,140,810
Mercury Computer Systems Incorporated †	272,345	14,110,194

		16,251,004

Airlines: 1.61%
SkyWest Incorporated	245,730	14,173,706

Commercial Services & Supplies: 1.05%
Advanced Disposal Services Incorporated †	342,902	9,241,209

Construction & Engineering: 2.81%
Dycom Industries Incorporated †	62,230	4,123,360
Granite Construction Incorporated	118,950	6,022,439
MasTec Incorporated †	323,900	14,604,651

		24,750,450

Electrical Equipment: 0.27%
Bloom Energy Corporation Class A «†	144,401	2,375,396

Machinery: 4.56%
John Bean Technologies Corporation	59,990	4,951,575
Milacron Holdings Corporation †	565,758	8,062,052
Mueller Water Products Incorporated Class A	304,980	3,211,439
RBC Bearings Incorporated †	45,900	7,023,618
Rexnord Corporation †	598,110	16,932,494

		40,181,178

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Emerging Growth Portfolio	25

Security name	Shares	Value

Professional Services: 3.75%
ASGN Incorporated †	404,343	$28,000,753
Korn/Ferry International	103,000	5,043,910

		33,044,663

Trading Companies & Distributors: 0.95%
BMC Stock Holdings Incorporated †	101,390	1,724,644
SiteOne Landscape Supply Incorporated †	108,200	6,669,448

		8,394,092

Information Technology: 30.90%

Electronic Equipment, Instruments & Components: 2.67%
Littelfuse Incorporated	25,540	4,887,079
nLight Incorporated «†	185,561	3,544,215
Novanta Incorporated †	232,720	15,110,505

		23,541,799

IT Services: 4.73%
Carbonite Incorporated †	66,400	1,881,112
Endava plc Sponsored ADR †	114,914	2,838,376
EVO Payments Incorporated Class A †	256,677	6,722,371
InterXion Holding NV †	431,720	26,883,204
Wix.com Limited †	35,810	3,372,586

		41,697,649

Semiconductors & Semiconductor Equipment: 2.86%
Diodes Incorporated †	291,331	10,147,059
Monolithic Power Systems Incorporated	44,980	5,940,509
Semtech Corporation †	170,700	9,105,138

		25,192,706

Software: 20.64%
2U Incorporated †	70,950	4,142,771
Alarm.com Holdings Incorporated †	28,000	1,423,800
Altair Engineering Incorporated Class A †	274,253	8,861,114
Anaplan Incorporated †	184,656	5,170,368
BlackLine Incorporated †	209,423	8,977,964
Bottomline Technologies (DE) Incorporated †	226,650	12,481,616
Cision Limited †	605,250	7,577,730
Envestnet Incorporated †	326,692	17,850,451
Five9 Incorporated †	463,560	19,877,453
Globant SA †	59,000	3,460,350
Instructure Incorporated †	167,270	6,317,788
Proofpoint Incorporated †	76,230	7,395,072
Q2 Holdings Incorporated †	411,543	22,342,669
Rapid7 Incorporated †	414,836	13,191,785
RealPage Incorporated †	149,600	7,716,368
SailPoint Technologies Holdings Incorporated †	313,447	8,159,025
SendGrid Incorporated †	187,779	8,564,600

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Emerging Growth Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name		Shares	Value

Software (continued)
SPS Commerce Incorporated †		102,448	$8,731,643
Talend SA ADR †		211,018	7,330,765
Tenable Holdings Incorporated †		81,498	2,321,063

			181,894,395

Materials: 0.73%

Chemicals: 0.73%
PQ Group Holdings Incorporated †		416,720	6,396,652

Total Common Stocks (Cost $602,947,827)			869,541,165

Exchange-Traded Funds: 0.30%
iShares Russell 2000 Growth Index ETF «		13,800	2,632,488

Total Exchange-Traded Funds (Cost $2,725,086)			2,632,488

	Yield
Short-Term Investments: 3.76%

Investment Companies: 3.76%
Securities Lending Cash Investments LLC (l)(r)(u)	2.38%	30,605,024	30,608,085
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.13	2,494,626	2,494,626

Total Short-Term Investments (Cost $33,100,419)			33,102,711

Total investments in securities (Cost $638,773,332)	102.74%	905,276,364
Other assets and liabilities, net	(2.74)	(24,107,001)

Total net assets	100.00%	$881,169,363

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Emerging Growth Portfolio	27

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	46,370,791	214,715,099	230,480,866	30,605,024	$11,640	$0	$401,413	$30,608,085
Wells Fargo Government Money Market Fund Select Class	2,952,741	252,573,192	253,031,307	2,494,626	0	0	212,973	2,494,626

					$11,640	$0	$614,386	$33,102,711	3.76%

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Emerging Growth Portfolio	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in unaffiliated securities (including $29,881,154 of securities loaned), at value (cost $605,672,913)	$872,173,653
Investments in affiliated securities, at value (cost $33,100,419)	33,102,711
Receivable for investments sold	7,983,837
Receivable for dividends	546,613
Receivable for securities lending income	54,860
Prepaid expenses and other assets	1,443

Total assets	913,863,117

Liabilities
Payable upon receipt of securities loaned	30,585,946
Payable for investments purchased	1,376,170
Advisory fee payable	611,579
Accrued expenses and other liabilities	120,059

Total liabilities	32,693,754

Total net assets	$881,169,363

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo Emerging Growth Portfolio	29

Investment income
Dividends	$963,437
Securities lending income from affiliates, net	401,413
Income from affiliated securities	212,973

Total investment income	1,577,823

Expenses
Advisory fee	3,761,484
Custody and accounting fees	21,218
Professional fees	23,751
Shareholder report expenses	2,287
Trustees’ fees and expenses	11,192
Other fees and expenses	17,203

Net expenses	3,837,135

Net investment loss	(2,259,312)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	81,569,363
Affiliated securities	11,640

Net realized gains on investments	81,581,003
Net change in unrealized gains (losses) on investments	(87,983,668)

Net realized and unrealized gains (losses) on investments	(6,402,665)

Net decrease in net assets resulting from operations	$(8,661,977)

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Emerging Growth Portfolio	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)	Year ended May 31, 2018

Operations
Net investment loss	$(2,259,312)	$(3,833,027)
Net realized gains on investments	81,581,003	122,582,157
Net change in unrealized gains (losses) on investments	(87,983,668)	120,331,062

Net increase (decrease) in net assets resulting from operations	(8,661,977)	239,080,192

Capital transactions
Transactions in investors’ beneficial interests
Contributions	81,155,703	20,933,192
Withdrawals	(70,827,606)	(175,150,153)

Net increase (decrease) in net assets resulting from capital transactions	10,328,097	(154,216,961)

Total increase in net assets	1,666,120	84,863,231

Net assets
Beginning of period	879,503,243	794,640,012

End of period	$881,169,363	$879,503,243

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Portfolio	31

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
		2018	2017	2016	2015	2014
Total return[1]	(0.92)%	33.60%	23.97%	(14.47)%	24.02%	11.92%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.81%	0.81%	0.80%	0.80%	0.80%
Net expenses	0.80%	0.81%	0.81%	0.80%	0.80%	0.80%
Net investment loss	(0.47)%	(0.47)%	(0.15)%	(0.40)%	(0.63)%	(0.62)%
Supplemental data
Portfolio turnover rate	39%	47%	115%	66%	56%	63%

[1]	Returns for periods of less than one year are not annualized

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Emerging Growth Portfolio	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Portfolio (“Emerging Growth Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The

Notes to financial statements (unaudited)	Wells Fargo Emerging Growth Portfolio	33

Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $639,205,435 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$295,531,370
Gross unrealized losses	(29,460,441)
Net unrealized gains	$266,070,929

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

34	Wells Fargo Emerging Growth Portfolio	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Communication services	$11,951,810	$0	$0	$11,951,810
Consumer discretionary	110,129,007	0	0	110,129,007
Consumer staples	10,417,071	0	0	10,417,071
Energy	12,222,982	0	0	12,222,982
Financials	47,456,765	0	0	47,456,765
Health care	250,228,631	0	0	250,228,631
Industrials	148,411,698	0	0	148,411,698
Information technology	272,326,549	0	0	272,326,549
Materials	6,396,652	0	0	6,396,652

Exchange-traded funds	2,632,488	0	0	2,632,488

Short-term investments
Investment companies	2,494,626	30,608,085	0	33,102,711
Total assets	$874,668,279	$30,608,085	$0	$905,276,364

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At November 30, 2018, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Portfolio increase. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.79% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2018 were $364,240,421 and $360,185,055, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Notes to financial statements (unaudited)	Wells Fargo Emerging Growth Portfolio	35

For the six months ended November 30, 2018, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A portfolios that invest a substantial portion of its assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

36	Wells Fargo Emerging Growth Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Emerging Growth Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

38	Wells Fargo Emerging Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Emerging Growth Fund	39

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

40	Wells Fargo Emerging Growth Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

318976 01-19 SA282/SAR282 11-18

Semi-Annual Report

November 30, 2018

Wells Fargo Index Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Index Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the third quarter of 2018.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Index Fund for the six-month period that ended November 30, 2018. During the reporting period, the U.S. generated encouraging economic and business data that was offset by less positive and more inconsistent data from international markets. Investment returns were restrained in comparison with recent periods as geopolitical tensions and uncertainty tended to distract investors from more favorable underlying trends.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.02% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.37%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.30% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.67%. The Bloomberg Barclays Municipal Bond Index6 gained 0.42%. The ICE BofAML U.S. High Yield Index7 was up 0.19%.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the third quarter of 2018. The U.S. government’s decision during the second quarter to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in September after an increase of 0.2% in both July and August. On a year-over-year basis, the all-items index rose 2.3% for the 12 months that ended September 30, 2018, after a seasonal adjustment. The rate of increase was slower than that recorded during the first half of 2018. The index for all items less food and energy rose 2.2% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Index Fund	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.01% and 3.30%, respectively, on November 30, 2018. Investor concerns about an inverted yield curve reemerged, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

November saw improvement in many equity markets.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed. Markets rebounded somewhat in November as the S&P 500 Index gained 2.04%, the MSCI ACWI ex USA Index (Net) added 0.95%, and the MSCI EM Index (Net) was up 4.12% as the uncertainty leading up to midterm elections in the U.S. was resolved and progress seemed to be possible on several international trade issues.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In early August, the Bank of England’s Monetary Policy Committee increased its key interest rate to 0.75%. The European Central Bank and the Bank of Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the People’s Bank of China cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo Index Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Index Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to replicate the total return of S&P 500 Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®‡

David Neal, CFA®‡

Robert M. Wicentowski, CFA®‡

Average annual total returns (%) as of November 30, 20182

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFILX)	11-4-1998	(0.31)	9.28	13.08	5.77	10.58	13.75	0.63	0.45
Class C (WFINX)	4-30-1999	3.97	9.76	12.90	4.97	9.76	12.90	1.38	1.20
Administrator Class (WFIOX)	2-14-1985	–	–	–	5.98	10.85	14.06	0.40	0.25
S&P 500 Index[5]	–	–	–	–	6.27	11.12	14.32	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Index Fund	7

Ten largest holdings (%) as of November 30, 2018[6]
Microsoft Corporation	3.56
Apple Incorporated	3.43
Amazon.com Incorporated	2.90
Berkshire Hathaway Incorporated Class B	1.78
Johnson & Johnson	1.65
JPMorgan Chase & Company	1.57
Facebook Incorporated Class A	1.42
Alphabet Incorporated Class C	1.41
Exxon Mobil Corporation	1.41
Alphabet Incorporated Class A	1.39

Sector distribution as of November 30, 2018[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Equity Index Fund.

[3]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Index Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,027.78	$2.29	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.28	0.45%
Class C
Actual	$1,000.00	$1,023.87	$6.09	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Administrator Class
Actual	$1,000.00	$1,028.89	$1.27	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.82	$1.27	0.25%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Index Fund	9

Security name	Value

Investment Companies: 100.04%

Affiliated Master Portfolio: 100.04%
Wells Fargo Index Portfolio	$1,491,002,810

Total Investment Companies (Cost $342,861,618)	1,491,002,810

Total investments in securities (Cost $342,861,618)	100.04%	1,491,002,810
Other assets and liabilities, net	(0.04)	(589,832)

Total net assets	100.00%	$1,490,412,978

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Index Portfolio	97%	97%	$116,637,394	$(83,307,615)	$15,833,099	$309,037	$23,778	$1,491,002,810	100.04%

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Index Fund	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $342,861,618)	$1,491,002,810
Receivable for Fund shares sold	678,746
Receivable from manager	160,456
Prepaid expenses and other assets	264,613

Total assets	1,492,106,625

Liabilities
Payable for Fund shares redeemed	1,058,706
Shareholder servicing fees payable	226,231
Administration fees payable	220,663
Distribution fee payable	41,637
Trustees’ fees and expense payable	2,505
Accrued expenses and other liabilities	143,905

Total liabilities	1,693,647

Total net assets	$1,490,412,978

NET ASSETS CONSIST OF
Paid-in capital	$(21,849,880)
Total distributable earnings	1,512,262,858

Total net assets	$1,490,412,978

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$692,599,355
Shares outstanding – Class A¹	10,637,768
Net asset value per share – Class A	$65.11
Maximum offering price per share – Class A²	$69.08
Net assets – Class C	$63,162,487
Shares outstanding – Class C¹	968,900
Net asset value per share – Class C	$65.19
Net assets – Administrator Class	$734,651,136
Shares outstanding – Administrator Class¹	11,150,053
Net asset value per share – Administrator Class	$65.89

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo Index Fund	11

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $149)	$15,833,099
Affiliated income allocated from affiliated Master Portfolio	309,037
Interest allocated from affiliated Master Portfolio	23,778
Expenses allocated from affiliated Master Portfolio	(842,614)

Total investment income	15,323,300

Expenses
Management fee	400,386
Administration fees
Class A	761,301
Class C	70,995
Administrator Class	525,772
Shareholder servicing fees
Class A	906,311
Class C	84,518
Administrator Class	394,930
Distribution fee
Class C	253,553
Custody and accounting fees	37,821
Professional fees	16,138
Registration fees	39,268
Shareholder report expenses	56,839
Trustees’ fees and expenses	11,297
Other fees and expenses	7,682

Total expenses	3,566,811
Less: Fee waivers and/or expense reimbursements	(1,361,281)

Net expenses	2,205,530

Net investment income	13,117,770

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	116,637,394
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(83,307,615)

Net realized and unrealized gains (losses) on investments	33,329,779

Net increase in net assets resulting from operations	$46,447,549

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Index Fund	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018

Operations
Net investment income		$13,117,770		$28,480,595
Net realized gains on investments		116,637,394		342,171,321
Net change in unrealized gains (losses) on investments		(83,307,615)		(126,133,995)

Net increase in net assets resulting from operations		46,447,549		244,517,921

Distributions to shareholders from net investment income and net realized gains
Class A		0		(123,045,671)
Class C		0		(11,221,352)
Administrator Class		0		(188,746,345)

Total distributions to shareholders		0		(323,013,368)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	234,921	15,355,148	473,086	31,179,127
Class C	32,854	2,174,652	87,293	5,748,674
Administrator Class	532,963	35,531,393	1,710,651	115,109,719

		53,061,193		152,037,520

Reinvestment of distributions
Class A	0	0	1,867,730	117,353,642
Class C	0	0	157,810	9,921,751
Administrator Class	0	0	1,928,218	122,530,422

		0		249,805,815

Payment for shares redeemed
Class A	(692,146)	(45,837,880)	(1,478,098)	(97,820,940)
Class C	(102,351)	(6,706,603)	(215,384)	(14,322,037)
Administrator Class	(2,327,074)	(154,538,231)	(7,771,521)	(516,434,208)

		(207,082,714)		(628,577,185)

Net decrease in net assets resulting from capital share transactions		(154,021,521)		(226,733,850)

Total decrease in net assets		(107,573,972)		(305,229,297)

Net assets
Beginning of period		1,597,986,950		1,903,216,247

End of period[1]		$1,490,412,978		$1,597,986,950

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $10,188,054. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Fund	13

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$63.35	$66.85	$62.85	$62.32	$62.14	$54.00
Net investment income	0.53	0.99 [1]	1.05	0.81	1.00	0.90
Net realized and unrealized gains (losses) on investments	1.23	7.99	9.09	(0.17)	5.91	9.59

Total from investment operations	1.76	8.98	10.14	0.64	6.91	10.49
Distributions to shareholders from
Net investment income	0.00	(1.02)	(1.16)	(1.08)	(0.96)	(0.85)
Net realized gains	0.00	(11.46)	(4.98)	(4.03)	(0.77)	(1.50)

Total distributions to shareholders	0.00	(12.48)	(6.14)	(5.11)	(1.73)	(2.35)
Net asset value, end of period	$65.11	$63.35	$66.85	$62.85	$67.32	$62.14
Total return[2]	2.78%	13.87%	16.94%	1.24%	11.21%	19.77%
Ratios to average net assets (annualized)
Gross expenses[3]	0.64%	0.63%	0.62%	0.63%	0.68%	0.67%
Net expenses[3]	0.45%	0.45%	0.45%	0.48%	0.56%	0.56%
Net investment income[3]	1.57%	1.49%	1.68%	1.78%	1.50%	1.53%
Supplemental data
Portfolio turnover rate[4]	2%	3%	9%	4%	4%	5%
Net assets, end of period (000s omitted)	$692,599	$702,866	$684,004	$639,496	$445,088	$432,448

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%
Year ended May 31, 2015	0.11%
Year ended May 31, 2014	0.10%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Index Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$63.67	$67.11	$62.12	$67.55	$62.37	$54.22
Net investment income	0.32	0.50 [1]	0.66	0.62 [1]	0.50	0.47
Net realized and unrealized gains (losses) on investments	1.20	8.00	9.02	(0.45)	5.94	9.62

Total from investment operations	1.52	8.50	9.68	0.17	6.44	10.09
Distributions to shareholders from
Net investment income	0.00	(0.48)	(0.71)	(0.57)	(0.49)	(0.44)
Net realized gains	0.00	(11.46)	(4.98)	(4.03)	(0.77)	(1.50)

Total distributions to shareholders	0.00	(11.94)	(5.69)	(4.60)	(1.26)	(1.94)
Net asset value, end of period	$65.19	$63.67	$67.11	$63.12	$67.55	$62.37
Total return[2]	2.39%	13.02%	16.07%	0.48%	10.38%	18.89%
Ratios to average net assets (annualized)
Gross expenses[3]	1.39%	1.38%	1.37%	1.38%	1.43%	1.42%
Net expenses[3]	1.20%	1.20%	1.20%	1.24%	1.31%	1.31%
Net investment income[3]	0.82%	0.72%	0.93%	0.99%	0.75%	0.78%
Supplemental data
Portfolio turnover rate[4]	2%	3%	9%	4%	4%	5%
Net assets, end of period (000s omitted)	$63,162	$66,117	$67,691	$79,858	$83,718	$78,118

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%
Year ended May 31, 2015	0.11%
Year ended May 31, 2014	0.10%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Fund	15

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$64.04	$67.43	$63.33	$67.80	$62.56	$54.34
Net investment income	0.59 [1]	1.26	1.41	1.31	1.27	1.08
Net realized and unrealized gains (losses) on investments	1.26	7.94	8.94	(0.51)	5.90	9.66

Total from investment operations	1.85	9.20	10.35	0.80	7.17	10.74
Distributions to shareholders from
Net investment income	0.00	(1.13)	(1.27)	(1.24)	(1.16)	(1.02)
Net realized gains	0.00	(11.46)	(4.98)	(4.03)	(0.77)	(1.50)

Total distributions to shareholders	0.00	(12.59)	(6.25)	(5.27)	(1.93)	(2.52)
Net asset value, end of period	$65.89	$64.04	$67.43	$63.33	$67.80	$62.56
Total return[2]	2.89%	14.10%	17.18%	1.49%	11.56%	20.13%
Ratios to average net assets (annualized)
Gross expenses[3]	0.40%	0.40%	0.39%	0.40%	0.37%	0.36%
Net expenses[3]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income[3]	1.76%	1.70%	1.88%	1.97%	1.81%	1.84%
Supplemental data
Portfolio turnover rate[4]	2%	3%	9%	4%	4%	5%
Net assets, end of period (000s omitted)	$734,651	$829,004	$1,151,522	$1,502,276	$1,832,814	$1,984,845

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%
Year ended May 31, 2015	0.11%
Year ended May 31, 2014	0.10%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Index Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements. As of November 30, 2018, the Fund owned 97% of Wells Fargo Index Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements (unaudited)	Wells Fargo Index Fund	17

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $356,664,227 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,134,338,583
Gross unrealized losses	0
Net unrealized gains	$1,134,338,583

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses	$1,491,002,810

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its

18	Wells Fargo Index Fund	Notes to financial statements (unaudited)

expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 0.45% for Class A shares, 1.20% for Class C shares, and 0.25% for Administrator Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2018, Funds Distributor received $6,085 from the sale of Class A shares and $12 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the six months ended November 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2018 were $35,698,731 and $176,960,427, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	Net investment income	Net realized gains
Class A	$11,646,335	$111,399,336
Class C	516,619	10,704,733
Administrator Class	18,709,88	170,036,456

Notes to financial statements (unaudited)	Wells Fargo Index Fund	19

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. SUBSEQUENT DISTRIBUTIONS

On December 12, 2018 the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 11, 2018. The per share amounts payable on December 13, 2018 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.06533	$14.26560
Class C	0.06533	14.26560
Administrator Class	0.06533	14.26560

On December 14, 2018 the Fund declared distributions from net investment income to shareholders of record on December 13, 2018. The per share amounts payable on December 17, 2018 were as follows:

Net investment income
Class A	$0.03751
Class C	0.00000
Administrator Class	0.05500
Institutional Class	0.06929

These distributions are not reflected in the accompanying financial statements.

20	Wells Fargo Index Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Common Stocks: 97.59%

Communication Services: 9.64%

Diversified Telecommunication Services: 2.07%
AT&T Incorporated	466,098	$14,560,902
CenturyLink Incorporated	61,007	1,146,932
Verizon Communications Incorporated	265,201	15,991,620

		31,699,454

Entertainment: 1.93%
Activision Blizzard Incorporated	48,934	2,440,828
Electronic Arts Incorporated †	19,564	1,644,745
Netflix Incorporated †	27,949	7,997,047
Take-Two Interactive Software Incorporated †	7,306	801,249
The Walt Disney Company	95,456	11,024,213
Twenty-First Century Fox Incorporated Class A	67,653	3,346,794
Twenty-First Century Fox Incorporated Class B	31,264	1,532,874
Viacom Incorporated Class B	22,684	700,028

		29,487,778

Interactive Media & Services: 4.34%
Alphabet Incorporated Class A †	19,185	21,288,635
Alphabet Incorporated Class C †	19,762	21,628,126
Facebook Incorporated Class A †	154,789	21,764,881
TripAdvisor Incorporated †	6,565	420,554
Twitter Incorporated †	46,209	1,453,273

		66,555,469

Media: 1.30%
CBS Corporation Class B	21,728	1,177,223
Charter Communications Incorporated Class A †	11,459	3,772,303
Comcast Corporation Class A	293,477	11,448,538
Discovery Communications Incorporated Class A †«	10,028	308,060
Discovery Communications Incorporated Class C †	23,085	644,764
DISH Network Corporation Class A †	14,703	481,670
Interpublic Group of Companies Incorporated	24,633	578,876
News Corporation Class A	24,607	319,399
News Corporation Class B	7,944	106,450
Omnicom Group Incorporated	14,401	1,108,445

		19,945,728

Consumer Discretionary: 9.62%

Auto Components: 0.14%
Aptiv plc	16,992	1,221,725
BorgWarner Incorporated	13,406	530,609
The Goodyear Tire & Rubber Company	15,212	352,310

		2,104,644

Automobiles: 0.39%
Ford Motor Company	251,269	2,364,441

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Index Portfolio	21

Security name	Shares	Value

Automobiles (continued)
General Motors Company	84,216	$3,195,997
Harley-Davidson Incorporated	10,690	452,080

		6,012,518

Distributors: 0.10%
Genuine Parts Company	9,419	976,844
LKQ Corporation †	20,416	568,381

		1,545,225

Diversified Consumer Services: 0.02%
H&R Block Incorporated	13,191	356,289

Hotels, Restaurants & Leisure: 1.75%
Carnival Corporation	25,883	1,560,486
Chipotle Mexican Grill Incorporated †	1,570	742,940
Darden Restaurants Incorporated	7,963	880,230
Hilton Worldwide Holdings Incorporated	19,139	1,445,760
Marriott International Incorporated Class A	18,485	2,126,330
McDonald’s Corporation	49,793	9,386,478
MGM Resorts International	32,798	884,234
Norwegian Cruise Line Holdings Limited †	14,108	724,023
Royal Caribbean Cruises Limited	10,998	1,243,544
Starbucks Corporation	79,626	5,312,647
Wynn Resorts Limited	6,276	686,594
Yum! Brands Incorporated	20,369	1,878,429

		26,871,695

Household Durables: 0.30%
D.R. Horton Incorporated	22,023	819,696
Garmin Limited	7,755	516,948
Leggett & Platt Incorporated	8,354	323,634
Lennar Corporation Class A	18,724	800,077
Mohawk Industries Incorporated †	4,070	521,204
Newell Rubbermaid Incorporated	27,900	652,860
Pulte Group Incorporated	16,771	444,767
Whirlpool Corporation	4,144	522,683

		4,601,869

Internet & Direct Marketing Retail: 3.46%
Amazon.com Incorporated †	26,296	44,444,710
Booking Holdings Incorporated †	3,047	5,764,558
eBay Incorporated †	59,702	1,782,105
Expedia Incorporated	7,631	921,748

		52,913,121

Leisure Products: 0.07%
Hasbro Incorporated	7,496	682,136
Mattel Incorporated †«	22,089	307,037

		989,173

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Index Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Multiline Retail: 0.48%
Dollar General Corporation	17,043	$1,891,603
Dollar Tree Incorporated †	15,268	1,324,804
Kohl’s Corporation	10,700	718,719
Macy’s Incorporated	19,703	674,237
Nordstrom Incorporated	7,357	388,965
Target Corporation	33,783	2,397,242

		7,395,570

Specialty Retail: 2.20%
Advance Auto Parts Incorporated	4,755	845,011
AutoZone Incorporated †	1,697	1,372,992
Best Buy Company Incorporated	15,601	1,007,669
CarMax Incorporated †	11,332	748,705
Foot Locker Incorporated	7,504	423,226
L Brands Incorporated	14,653	485,161
Lowe’s Companies Incorporated	52,053	4,912,242
O’Reilly Automotive Incorporated †	5,171	1,793,199
Ross Stores Incorporated	24,168	2,117,117
The Gap Incorporated	13,927	380,068
The Home Depot Incorporated	73,434	13,241,619
The TJX Companies Incorporated	80,494	3,932,132
Tiffany & Company	6,992	636,272
Tractor Supply Company	7,818	743,726
ULTA Beauty Incorporated †	3,644	1,085,147

		33,724,286

Textiles, Apparel & Luxury Goods: 0.71%
HanesBrands Incorporated	23,138	368,126
Michael Kors Holdings Limited †	9,584	419,300
Nike Incorporated Class B	82,186	6,173,812
PVH Corporation	4,924	544,151
Ralph Lauren Corporation	3,546	395,024
Tapestry Incorporated	18,487	719,699
Under Armour Incorporated Class A †«	11,942	285,175
Under Armour Incorporated Class C †	12,244	273,409
VF Corporation	20,866	1,696,197

		10,874,893

Consumer Staples: 7.23%

Beverages: 1.85%
Brown-Forman Corporation Class B	10,817	516,187
Constellation Brands Incorporated Class A	10,774	2,109,118
Molson Coors Brewing Company Class B	12,013	790,095
Monster Beverage Corporation †	25,533	1,523,809
PepsiCo Incorporated	90,776	11,069,225
The Coca-Cola Company	245,670	12,381,768

		28,390,202

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Index Portfolio	23

Security name	Shares	Value

Food & Staples Retailing: 1.54%
Costco Wholesale Corporation	28,147	$6,509,838
Sysco Corporation	30,692	2,068,641
The Kroger Company	51,133	1,516,605
Wal-Mart Stores Incorporated	92,108	8,994,346
Walgreens Boots Alliance Incorporated	54,142	4,584,203

		23,673,633

Food Products: 1.15%
Archer Daniels Midland Company	35,926	1,653,315
Campbell Soup Company «	12,350	484,120
ConAgra Foods Incorporated	30,104	973,563
General Mills Incorporated	38,251	1,618,400
Hormel Foods Corporation «	17,451	786,866
Kellogg Company	16,243	1,033,867
Lamb Weston Holdings Incorporated	9,398	720,827
McCormick & Company Incorporated	7,784	1,167,600
Mondelez International Incorporated Class A	94,129	4,233,922
The Hershey Company	8,971	971,559
The J.M. Smucker Company	7,300	762,923
The Kraft Heinz Company	39,910	2,040,199
Tyson Foods Incorporated Class A	18,993	1,119,637

		17,566,798

Household Products: 1.54%
Church & Dwight Company Incorporated	15,751	1,042,559
Colgate-Palmolive Company	55,694	3,537,683
Kimberly-Clark Corporation	22,314	2,574,366
The Clorox Company	8,221	1,361,562
The Procter & Gamble Company	159,762	15,099,107

		23,615,277

Personal Products: 0.15%
Coty Incorporated Class A	28,913	241,134
The Estee Lauder Companies Incorporated Class A	14,386	2,052,307

		2,293,441

Tobacco: 1.00%
Altria Group Incorporated	120,997	6,634,266
Philip Morris International Incorporated	99,773	8,633,358

		15,267,624

Energy: 5.38%

Energy Equipment & Services: 0.55%
Baker Hughes Incorporated	32,632	744,662
Halliburton Company	56,475	1,775,009
Helmerich & Payne Incorporated	6,992	423,715
National Oilwell Varco Incorporated	24,558	788,557

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Index Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Energy Equipment & Services (continued)
Schlumberger Limited	88,837	$4,006,549
TechnipFMC plc	27,421	633,151

		8,371,643

Oil, Gas & Consumable Fuels: 4.83%
Anadarko Petroleum Corporation	32,867	1,738,664
Apache Corporation	24,549	862,406
Cabot Oil & Gas Corporation	28,316	712,431
Chevron Corporation	122,984	14,627,717
Cimarex Energy Company	6,120	501,718
Concho Resources Incorporated †	12,854	1,675,390
ConocoPhillips	74,587	4,936,168
Devon Energy Corporation	30,051	812,279
Diamondback Energy Incorporated	9,741	1,075,212
EOG Resources Incorporated	37,175	3,840,549
Exxon Mobil Corporation	271,740	21,603,330
Hess Corporation	16,157	870,701
HollyFrontier Corporation	10,403	649,875
Kinder Morgan Incorporated	121,812	2,079,331
Marathon Oil Corporation	54,822	914,979
Marathon Petroleum Corporation	43,034	2,804,095
Newfield Exploration Company †	12,827	217,418
Noble Energy Incorporated	31,008	736,130
Occidental Petroleum Corporation	49,082	3,448,992
ONEOK Incorporated	26,395	1,621,445
Phillips 66 Company	27,414	2,563,757
Pioneer Natural Resources Company	10,937	1,615,942
The Williams Companies Incorporated	77,621	1,965,364
Valero Energy Corporation	27,432	2,191,817

		74,065,710

Financials: 13.38%

Banks: 5.89%
Bank of America Corporation	596,203	16,932,165
BB&T Corporation	49,706	2,539,977
Citigroup Incorporated	161,524	10,465,140
Citizens Financial Group Incorporated	30,548	1,110,725
Comerica Incorporated	10,378	821,730
Fifth Third Bancorp	42,768	1,194,510
Huntington Bancshares Incorporated	70,873	1,034,037
JPMorgan Chase & Company	215,712	23,985,017
KeyCorp	67,523	1,238,372
M&T Bank Corporation	9,229	1,559,793
People’s United Financial Incorporated	23,923	403,342
PNC Financial Services Group Incorporated	29,800	4,046,244
Regions Financial Corporation	66,357	1,091,573
SunTrust Banks Incorporated	29,571	1,853,806
SVB Financial Group †	3,415	870,176
US Bancorp	98,284	5,352,547

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Index Portfolio	25

Security name	Shares	Value

Banks (continued)
Wells Fargo & Company (l)	278,204	$15,100,913
Zions Bancorporation	12,477	607,131

		90,207,198

Capital Markets: 2.70%
Affiliated Managers Group Incorporated	3,429	381,030
Ameriprise Financial Incorporated	9,105	1,181,374
Bank of New York Mellon Corporation	59,045	3,029,599
BlackRock Incorporated	7,887	3,375,715
CBOE Holdings Incorporated	7,177	772,389
CME Group Incorporated	22,713	4,317,287
E*TRADE Financial Corporation	16,667	871,517
Franklin Resources Incorporated	19,620	664,922
Intercontinental Exchange Incorporated	36,805	3,007,705
Invesco Limited	26,370	536,630
Moody’s Corporation	10,716	1,704,594
Morgan Stanley	85,110	3,778,033
MSCI Incorporated	5,702	895,727
Northern Trust Corporation	14,331	1,422,065
Raymond James Financial Incorporated	8,427	671,885
S&P Global Incorporated	16,142	2,951,726
State Street Corporation	24,352	1,778,183
T. Rowe Price Group Incorporated	15,609	1,550,910
The Charles Schwab Corporation	77,177	3,457,530
The Goldman Sachs Group Incorporated	22,536	4,297,390
The NASDAQ OMX Group Incorporated	7,391	674,946

		41,321,157

Consumer Finance: 0.69%
American Express Company	45,317	5,087,740
Capital One Financial Corporation	30,707	2,753,804
Discover Financial Services	21,993	1,568,101
Synchrony Financial	43,736	1,136,261

		10,545,906

Diversified Financial Services: 1.81%
Berkshire Hathaway Incorporated Class B †	125,121	27,306,407
Jefferies Financial Group Incorporated	18,613	406,694

		27,713,101

Insurance: 2.29%
AFLAC Incorporated	49,280	2,254,067
American International Group Incorporated	57,023	2,466,245
Aon plc	15,574	2,571,423
Arthur J. Gallagher & Company	11,721	903,337
Assurant Incorporated	3,388	329,449
Brighthouse Financial Incorporated †	7,688	309,519
Chubb Limited	29,733	3,976,491
Cincinnati Financial Corporation	9,709	793,517

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Index Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Insurance (continued)
Everest Reinsurance Group Limited	2,622	$582,294
Lincoln National Corporation	13,907	875,724
Loews Corporation	17,847	857,727
Marsh & McLennan Companies Incorporated	32,411	2,874,856
MetLife Incorporated	63,852	2,849,715
Principal Financial Group Incorporated	16,997	838,292
Prudential Financial Incorporated	26,764	2,509,393
The Allstate Corporation	22,222	1,981,980
The Hartford Financial Services Group Incorporated	23,004	1,016,547
The Progressive Corporation	37,425	2,480,903
The Travelers Companies Incorporated	17,181	2,239,887
Torchmark Corporation	6,654	574,972
Unum Group	14,037	504,069
Willis Towers Watson plc	8,393	1,338,264

		35,128,671

Health Care: 15.21%

Biotechnology: 2.52%
AbbVie Incorporated	97,191	9,162,196
Alexion Pharmaceuticals Incorporated †	14,304	1,761,538
Amgen Incorporated	41,544	8,651,538
Biogen Idec Incorporated †	12,929	4,314,666
Celgene Corporation †	45,144	3,260,300
Gilead Sciences Incorporated	83,203	5,985,624
Incyte Corporation †	11,324	727,567
Regeneron Pharmaceuticals Incorporated †	4,973	1,818,377
Vertex Pharmaceuticals Incorporated †	16,403	2,965,498

		38,647,304

Health Care Equipment & Supplies: 3.21%
Abbott Laboratories	112,598	8,337,882
ABIOMED Incorporated †	2,880	958,118
Align Technology Incorporated †	4,691	1,078,414
Baxter International Incorporated	31,891	2,186,128
Becton Dickinson & Company	17,173	4,340,476
Boston Scientific Corporation †	88,761	3,343,627
Danaher Corporation	39,523	4,329,349
Dentsply Sirona Incorporated	14,271	539,158
Edwards Lifesciences Corporation †	13,439	2,177,252
Hologic Incorporated †	17,466	775,665
IDEXX Laboratories Incorporated †	5,558	1,132,498
Intuitive Surgical Incorporated †	7,301	3,875,882
Medtronic plc	86,680	8,453,900
ResMed Incorporated	9,161	1,024,108
Stryker Corporation	19,923	3,495,690
The Cooper Companies Incorporated	3,154	879,430
Varian Medical Systems Incorporated †	5,876	725,040
Zimmer Biomet Holdings Incorporated	13,060	1,528,281

		49,180,898

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Index Portfolio	27

Security name	Shares	Value

Health Care Providers & Services: 3.37%
AmerisourceBergen Corporation	10,276	$913,536
Anthem Incorporated	16,685	4,839,818
Cardinal Health Incorporated	19,822	1,086,840
Centene Corporation †	13,174	1,874,002
CIGNA Corporation	15,620	3,489,196
CVS Health Corporation	82,932	6,651,128
DaVita HealthCare Partners Incorporated †	8,141	537,794
Express Scripts Holding Company †	36,086	3,661,646
HCA Holdings Incorporated	17,324	2,494,483
Henry Schein Incorporated †	9,827	876,568
Humana Incorporated	8,842	2,913,174
Laboratory Corporation of America Holdings †	6,540	952,486
McKesson Corporation	12,822	1,596,339
Quest Diagnostics Incorporated	8,772	776,936
UnitedHealth Group Incorporated	61,775	17,381,014
Universal Health Services Incorporated Class B	5,525	762,395
WellCare Health Plans Incorporated †	3,208	817,655

		51,625,010

Health Care Technology: 0.08%
Cerner Corporation †	21,117	1,222,885

Life Sciences Tools & Services: 0.98%
Agilent Technologies Incorporated	20,460	1,480,281
Illumina Incorporated †	9,435	3,184,313
IQVIA Holdings Incorporated †	10,402	1,300,978
Mettler-Toledo International Incorporated †	1,618	1,030,116
PerkinElmer Incorporated	7,107	618,735
Thermo Fisher Scientific Incorporated	25,853	6,451,616
Waters Corporation †	4,946	982,177

		15,048,216

Pharmaceuticals: 5.05%
Allergan plc	20,479	3,207,011
Bristol-Myers Squibb Company	104,739	5,599,347
Eli Lilly & Company	61,349	7,278,445
Johnson & Johnson	172,188	25,294,417
Merck & Company Incorporated	170,697	13,543,100
Mylan NV †	33,091	1,120,461
Nektar Therapeutics †	11,070	447,117
Perrigo Company plc	8,080	503,222
Pfizer Incorporated	376,249	17,393,991
Zoetis Incorporated	30,925	2,902,930

		77,290,041

Industrials: 9.14%

Aerospace & Defense: 2.45%
Arconic Incorporated	27,588	592,590
General Dynamics Corporation	17,875	3,304,909

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Index Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Aerospace & Defense (continued)
Harris Corporation	7,542	$1,078,129
Huntington Ingalls Industries Incorporated	2,780	599,090
L-3 Technologies Incorporated	5,027	921,399
Lockheed Martin Corporation	15,902	4,777,438
Northrop Grumman Corporation	11,176	2,904,419
Raytheon Company	18,309	3,210,300
Textron Incorporated	15,944	895,096
The Boeing Company	34,293	11,891,441
TransDigm Group Incorporated †	3,108	1,124,070
United Technologies Corporation	51,994	6,334,935

		37,633,816

Air Freight & Logistics: 0.68%
C.H. Robinson Worldwide Incorporated	8,892	820,998
Expeditors International of Washington Incorporated	11,189	851,371
FedEx Corporation	15,615	3,575,835
United Parcel Service Incorporated Class B	44,504	5,130,866

		10,379,070

Airlines: 0.48%
Alaska Air Group Incorporated	7,904	579,047
American Airlines Group Incorporated	26,306	1,056,449
Delta Air Lines Incorporated	40,378	2,451,348
Southwest Airlines Company	33,100	1,807,591
United Continental Holdings Incorporated †	14,697	1,421,200

		7,315,635

Building Products: 0.27%
A.O. Smith Corporation	9,277	439,544
Allegion plc	6,098	558,516
Fortune Brands Home & Security Incorporated	9,141	400,376
Johnson Controls International plc	59,364	2,064,680
Masco Corporation	19,735	625,402

		4,088,518

Commercial Services & Supplies: 0.36%
Cintas Corporation	5,525	1,035,275
Copart Incorporated †	13,119	671,430
Republic Services Incorporated	13,991	1,082,064
Rollins Incorporated	6,301	400,492
Waste Management Incorporated	25,315	2,373,281

		5,562,542

Construction & Engineering: 0.08%
Fluor Corporation	9,025	369,393
Jacobs Engineering Group Incorporated	7,651	502,441
Quanta Services Incorporated †	9,551	335,240

		1,207,074

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Index Portfolio	29

Security name	Shares	Value

Electrical Equipment: 0.48%
AMETEK Incorporated	14,884	$1,092,932
Eaton Corporation plc	27,811	2,139,778
Emerson Electric Company	40,337	2,723,554
Rockwell Automation Incorporated	7,905	1,378,158

		7,334,422

Industrial Conglomerates: 1.37%
3M Company	37,651	7,828,396
General Electric Company	557,822	4,183,665
Honeywell International Incorporated	47,663	6,994,545
Roper Industries Incorporated	6,633	1,973,914

		20,980,520

Machinery: 1.50%
Caterpillar Incorporated	38,146	5,175,268
Cummins Incorporated	9,643	1,456,672
Deere & Company	20,646	3,197,652
Dover Corporation	9,480	804,757
Flowserve Corporation	8,399	407,435
Fortive Corporation	19,741	1,501,698
Illinois Tool Works Incorporated	19,802	2,753,468
Ingersoll-Rand plc	15,745	1,629,922
Paccar Incorporated	22,499	1,399,888
Parker-Hannifin Corporation	8,495	1,461,480
Pentair plc	10,357	442,244
Snap-on Incorporated	3,620	601,789
Stanley Black & Decker Incorporated	9,821	1,285,078
Xylem Incorporated	11,528	841,313

		22,958,664

Professional Services: 0.29%
Equifax Incorporated	7,728	793,434
IHS Markit Limited †	22,896	1,221,960
Nielsen Holdings plc	22,864	621,215
Robert Half International Incorporated	7,859	485,922
Verisk Analytics Incorporated †	10,571	1,303,616

		4,426,147

Road & Rail: 1.01%
CSX Corporation	52,365	3,803,270
J.B. Hunt Transport Services Incorporated	5,614	597,105
Kansas City Southern	6,557	675,699
Norfolk Southern Corporation	17,973	3,068,710
Union Pacific Corporation	47,463	7,298,860

		15,443,644

Trading Companies & Distributors: 0.17%
Fastenal Company	18,417	1,091,391
United Rentals Incorporated †	5,311	622,077

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Index Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Trading Companies & Distributors (continued)
W.W. Grainger Incorporated	2,918	$916,369

		2,629,837

Information Technology: 19.55%

Communications Equipment: 1.14%
Arista Networks Incorporated †	3,314	790,323
Cisco Systems Incorporated	293,403	14,045,202
F5 Networks Incorporated †	3,903	671,199
Juniper Networks Incorporated	22,130	635,352
Motorola Solutions Incorporated	10,415	1,366,969

		17,509,045

Electronic Equipment, Instruments & Components: 0.43%
Amphenol Corporation Class A	19,278	1,695,307
Corning Incorporated	51,989	1,675,086
FLIR Systems Incorporated	8,859	406,274
IPG Photonics Corporation †	2,312	328,651
Keysight Technologies Incorporated †	12,030	743,695
TE Connectivity Limited	22,365	1,720,539

		6,569,552

IT Services: 4.62%
Accenture plc Class A	41,125	6,765,885
Akamai Technologies Incorporated †	10,879	747,931
Alliance Data Systems Corporation	3,033	607,692
Automatic Data Processing Incorporated	28,118	4,145,156
Broadridge Financial Solutions Incorporated	7,466	790,425
Cognizant Technology Solutions Corporation Class A	37,241	2,652,676
DXC Technology Company	18,046	1,137,620
Fidelity National Information Services Incorporated	21,105	2,278,285
Fiserv Incorporated †	25,990	2,056,589
FleetCor Technologies Incorporated †	5,673	1,097,158
Gartner Incorporated †	5,829	892,945
Global Payments Incorporated	10,153	1,135,207
International Business Machines Corporation	58,584	7,280,234
Jack Henry & Associates Incorporated	4,954	692,074
MasterCard Incorporated Class A	58,554	11,773,453
Paychex Incorporated	20,547	1,453,906
PayPal Holdings Incorporated †	75,972	6,519,157
Total System Services Incorporated	10,772	941,150
VeriSign Incorporated †	6,886	1,074,629
Visa Incorporated Class A	114,032	16,159,475
Western Union Company	28,706	537,663

		70,739,310

Semiconductors & Semiconductor Equipment: 3.55%
Advanced Micro Devices Incorporated †	55,062	1,172,821
Analog Devices Incorporated	23,855	2,192,752
Applied Materials Incorporated	63,092	2,352,070

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Index Portfolio	31

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Broadcom Incorporated	27,707	$6,577,919
Intel Corporation	295,949	14,593,245
KLA-Tencor Corporation	10,021	987,670
Lam Research Corporation	10,114	1,587,493
Maxim Integrated Products Incorporated	17,844	997,836
Microchip Technology Incorporated «	15,119	1,133,925
Micron Technology Incorporated †	74,440	2,870,406
NVIDIA Corporation	39,023	6,377,529
Qorvo Incorporated †	8,064	530,692
QUALCOMM Incorporated	77,801	4,532,686
Skyworks Solutions Incorporated	11,488	835,982
Texas Instruments Incorporated	62,399	6,230,540
Xilinx Incorporated	16,233	1,501,228

		54,474,794

Software: 5.93%
Adobe Systems Incorporated †	31,428	7,884,971
Ansys Incorporated †	5,411	876,690
Autodesk Incorporated †	14,032	2,027,624
Cadence Design Systems Incorporated †	18,152	817,566
Citrix Systems Incorporated	8,272	901,400
Fortinet Incorporated †	9,227	681,322
Intuit Incorporated	16,602	3,561,627
Microsoft Corporation	492,171	54,576,842
Oracle Corporation	181,422	8,846,137
Red Hat Incorporated †	11,384	2,032,727
Salesforce.com Incorporated †	48,567	6,933,425
Symantec Corporation	39,892	882,012
Synopsys Incorporated †	9,537	876,832

		90,899,175

Technology Hardware, Storage & Peripherals: 3.88%
Apple Incorporated	294,500	52,591,810
Hewlett Packard Enterprise Company	94,455	1,416,825
HP Incorporated	101,564	2,335,972
NetApp Incorporated	16,641	1,112,784
Seagate Technology plc	16,774	722,792
Western Digital Corporation	18,700	848,793
Xerox Corporation	13,306	358,198

		59,387,174

Materials: 2.55%

Chemicals: 1.92%
Air Products & Chemicals Incorporated	14,074	2,264,084
Albemarle Corporation «	6,961	670,484
CF Industries Holdings Incorporated	14,985	632,217
DowDuPont Incorporated	148,095	8,567,296
Eastman Chemical Company	9,068	714,740
Ecolab Incorporated	16,318	2,618,876

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Index Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Chemicals (continued)
FMC Corporation	8,641	$714,956
International Flavors & Fragrances Incorporated	6,496	920,028
Linde plc	35,347	5,621,940
LyondellBasell Industries NV Class A	20,490	1,911,922
PPG Industries Incorporated	15,533	1,698,223
The Mosaic Company	22,761	819,396
The Sherwin-Williams Company	5,274	2,236,545

		29,390,707

Construction Materials: 0.11%
Martin Marietta Materials Incorporated	4,044	771,150
Vulcan Materials Company	8,489	897,372

		1,668,522

Containers & Packaging: 0.30%
Avery Dennison Corporation	5,611	540,900
Ball Corporation	22,073	1,084,005
International Paper Company	26,243	1,212,164
Packaging Corporation of America	6,065	593,278
Sealed Air Corporation	10,193	372,350
WestRock Company	16,374	771,379

		4,574,076

Metals & Mining: 0.22%
Freeport-McMoRan Incorporated	93,002	1,110,444
Newmont Mining Corporation	34,235	1,107,160
Nucor Corporation	20,304	1,226,565

		3,444,169

Real Estate: 2.83%

Equity REITs: 2.77%
Alexandria Real Estate Equities Incorporated	6,788	845,106
American Tower Corporation	28,294	4,654,080
Apartment Investment & Management Company Class A	10,099	475,562
AvalonBay Communities Incorporated	8,871	1,690,546
Boston Properties Incorporated	9,911	1,300,323
Crown Castle International Corporation	26,626	3,059,327
Digital Realty Trust Incorporated	13,228	1,521,749
Duke Realty Corporation	22,931	652,616
Equinix Incorporated	5,103	1,966,084
Equity Residential Company Limited	23,638	1,684,208
Essex Property Trust Incorporated	4,239	1,112,780
Extra Space Storage Incorporated	8,119	779,262
Federal Realty Investment Trust	4,717	623,069
HCP Incorporated	30,155	882,335
Host Hotels & Resorts Incorporated	47,603	904,457
Iron Mountain Incorporated	18,366	623,893
Kimco Realty Corporation	27,046	442,202
Mid-America Apartment Communities Incorporated	7,305	756,506

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Index Portfolio	33

Security name	Shares	Value

Equity REITs (continued)
Prologis Incorporated	40,405	$2,720,873
Public Storage Incorporated	9,618	2,051,135
Realty Income Corporation	18,616	1,193,099
Regency Centers Corporation	10,875	692,303
SBA Communications Corporation †	7,371	1,259,041
Simon Property Group Incorporated	19,846	3,685,204
SL Green Realty Corporation	5,556	535,710
The Macerich Company	6,790	341,469
UDR Incorporated	17,180	732,212
Ventas Incorporated	22,877	1,452,461
Vornado Realty Trust	11,111	799,548
Welltower Incorporated	23,878	1,727,096
Weyerhaeuser Company	48,630	1,284,318

		42,448,574

Real Estate Management & Development: 0.06%
CBRE Group Incorporated Class A †	20,283	885,961

Utilities: 3.06%

Electric Utilities: 1.90%
Alliant Energy Corporation	15,004	681,032
American Electric Power Company Incorporated	31,638	2,459,538
Duke Energy Corporation	45,721	4,049,509
Edison International	20,912	1,156,852
Entergy Corporation	11,608	1,010,592
Evergy Incorporated	17,438	1,035,294
Eversource Energy	20,339	1,389,967
Exelon Corporation	61,995	2,875,948
FirstEnergy Corporation	31,185	1,179,729
NextEra Energy Incorporated	30,269	5,500,180
PG&E Corporation †	33,192	875,605
Pinnacle West Capital Corporation	7,187	642,230
PPL Corporation	44,901	1,373,522
The Southern Company	65,091	3,080,757
Xcel Energy Incorporated	32,675	1,713,804

		29,024,559

Independent Power & Renewable Electricity Producers: 0.09%
AES Corporation	42,469	657,845
NRG Energy Incorporated	19,475	748,424

		1,406,269

Multi-Utilities: 1.00%
Ameren Corporation	15,663	1,074,795
CenterPoint Energy Incorporated	31,585	884,696
CMS Energy Corporation	18,181	947,048
Consolidated Edison Incorporated	19,968	1,604,429
Dominion Energy Incorporated	41,961	3,126,095
DTE Energy Company	11,667	1,397,007

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Index Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name			Shares	Value

Multi-Utilities (continued)
NiSource Incorporated			23,301	$615,612
Public Service Enterprise Group Incorporated			32,433	1,813,005
SCANA Corporation			9,154	427,126
Sempra Energy			17,551	2,022,226
WEC Energy Group Incorporated			20,252	1,467,865

				15,379,904

Water Utilities: 0.07%
American Water Works Company Incorporated			11,585	1,105,320

Total Common Stocks (Cost $505,943,754)				1,495,119,427

	Yield
Short-Term Investments: 2.53%

Investment Companies: 2.39%
Securities Lending Cash Investments LLC (l)(r)(u)	2.38%		3,737,121	3,737,495
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.13		32,948,855	32,948,855

				36,686,350

		Maturity date	Principal
U.S. Treasury Securities: 0.14%
U.S. Treasury Bill (z)#	1.61	12-13-2018	$2,140,000	2,138,720

Total Short-Term Investments (Cost $38,824,866)				38,825,070

Total investments in securities (Cost $544,768,620)	100.12%	1,533,944,497
Other assets and liabilities, net	(0.12)	(1,845,625)

Total net assets	100.00%	$1,532,098,872

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 Index	52	12-20-2018	$36,372,075	$35,857,900	$0	$(514,175)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Index Portfolio	35

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager.. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Financials
Banks
Wells Fargo & Company	308,208	890	30,894	278,204	$830,021	$(720,382)	$245,725	$15,100,913	0.99%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	6,535,529	31,725,054	34,523,462	3,737,121	47	(115)	11,011	3,737,495
Wells Fargo Government Money Market Fund Select Class	17,497,109	173,688,226	158,236,480	32,948,855	0	0	306,486	32,948,855
								36,686,350	2.39

					$830,068	$(720,497)	$563,222	$51,787,263	3.38%

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Index Portfolio	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in unaffiliated securities (including $3,654,221 of securities loaned), at value (cost $501,300,603)	$1,482,157,234
Investments in affiliated securities, at value (cost $43,468,017)	51,787,263
Receivable for dividends	3,792,038
Receivable for investments sold	759,747
Receivable for daily variation margin on open futures	261,080
Receivable for securities lending income	1,081
Prepaid expenses and other assets	187,948

Total assets	1,538,946,391

Liabilities
Payable upon receipt of securities loaned	3,735,462
Payable for investments purchased	2,847,037
Advisory fee payable	121,668
Due to custodian bank	87,385
Accrued expenses and other liabilities	55,967

Total liabilities	6,847,519

Total net assets	$1,532,098,872

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo Index Portfolio	37

Investment income
Dividends (net of foreign dividend withholding taxes of $153)	$16,021,489
Income from affiliated securities	563,222
Interest	23,827

Total investment income	16,608,538

Expenses
Advisory fee	743,792
Custody and accounting fees	60,044
Professional fees	30,693
Shareholder report expenses	3,600
Trustees’ fees and expenses	11,825
Other fees and expenses	15,734

Total expenses	865,688

Net investment income	15,742,850

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	118,178,593
Affiliated securities	830,068
Futures contracts	803,960

Net realized gains on investments	119,812,621

Net change in unrealized gains (losses) on:
Unaffiliated securities	(83,919,810)
Affiliated securities	(720,497)
Futures contracts	(981,535)

Net change in unrealized gains (losses) on investments	(85,621,842)

Net realized and unrealized gains (losses) on investments	34,190,779

Net increase in net assets resulting from operations	$49,933,629

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Index Portfolio	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)	Year ended May 31, 2018

Operations
Net investment income	$15,742,850	$34,477,982
Net realized gains on investments	119,812,621	356,446,608
Net change in unrealized gains (losses) on investments	(85,621,842)	(130,957,468)

Net increase in net assets resulting from operations	49,933,629	259,967,123

Capital transactions
Transactions in investors’ beneficial interests
Contributions	3,401,559	15,647,891
Withdrawals	(175,204,231)	(637,181,697)

Net decrease in net assets resulting from capital transactions	(171,802,672)	(621,533,806)

Total decrease in net assets	(121,869,043)	(361,566,683)

Net assets
Beginning of period	1,653,967,915	2,015,534,598

End of period	$1,532,098,872	$1,653,967,915

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Portfolio	39

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
		2018	2017	2016	2015	2014
Total return¹	2.95%	14.27%	17.36%	1.62%	11.69%	20.33%
Ratios to average net assets (annualized)
Gross expenses	0.11%	0.10%	0.10%	0.11%	0.11%	0.10%
Net expenses	0.11%	0.10%	0.10%	0.10%	0.11%	0.10%
Net investment income	1.91%	1.84%	2.03%	2.12%	1.96%	1.99%
Supplemental data
Portfolio turnover rate	2%	3%	9%	4%	4%	5%

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Index Portfolio	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management

Notes to financial statements (unaudited)	Wells Fargo Index Portfolio	41

receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Futures contracts

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $544,019,950 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,007,430,653
Gross unrealized losses	(18,020,281)
Net unrealized gains	$989,410,372

42	Wells Fargo Index Portfolio	Notes to financial statements (unaudited)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Communication services	$147,688,429	$0	$0	$147,688,429
Consumer discretionary	147,389,283	0	0	147,389,283
Consumer staples	110,806,975	0	0	110,806,975
Energy	82,437,353	0	0	82,437,353
Financials	204,916,033	0	0	204,916,033
Health care	233,014,354	0	0	233,014,354
Industrials	139,959,889	0	0	139,959,889
Information technology	299,579,050	0	0	299,579,050
Materials	39,077,474	0	0	39,077,474
Real estate	43,334,535	0	0	43,334,535
Utilities	46,916,052	0	0	46,916,052
Short-term investments
Investment companies	32,948,855	3,737,495	0	36,686,350
U.S. Treasury securities	2,138,720	0	0	2,138,720
Total assets	$1,530,207,002	$3,737,495	$0	$1,533,944,497
Liabilities
Futures contracts	$514,175	$0	$0	$514,175
Total liabilities	$514,175	$0	$0	$514,175
Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At November 30, 2018, the Portfolio did not have any transfers into/out of Level 3.

Notes to financial statements (unaudited)	Wells Fargo Index Portfolio	43

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.10% and declining to 0.05% as the average daily net assets of the Portfolio increase. For six month ended November 30, 2018, the advisory fee was equivalent to an annual rate of 0.09% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.02% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2018 were $36,682,684 and $181,837,933, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended November 30, 2018, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $38,705,971 in long futures contracts during the six months ended November 30, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Portfolio under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

44	Wells Fargo Index Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Index Fund	45

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

46	Wells Fargo Index Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. N/A Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Index Fund	47

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

48	Wells Fargo Index Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

318977 01-19 SA283/SAR283 11-18

Semi-Annual Report

November 30, 2018

Wells Fargo International Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo International Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the third quarter of 2018.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo International Value Fund for the six-month period that ended November 30, 2018. During the reporting period, the U.S. generated encouraging economic and business data that was offset by less positive and more inconsistent data from international markets. Investment returns were restrained in comparison with recent periods as geopolitical tensions and uncertainty tended to distract investors from more favorable underlying trends.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.02% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.37%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.30% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.67%. The Bloomberg Barclays Municipal Bond Index6 gained 0.42%. The ICE BofAML U.S. High Yield Index7 was up 0.19%.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the third quarter of 2018. The U.S. government’s decision during the second quarter to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in September after an increase of 0.2% in both July and August. On a year-over-year basis, the all-items index rose 2.3% for the 12 months that ended September 30, 2018, after a seasonal adjustment. The rate of increase was slower than that recorded during the first half of 2018. The index for all items less food and energy rose 2.2% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo International Value Fund	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.01% and 3.30%, respectively, on November 30, 2018. Investor concerns about an inverted yield curve reemerged, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

November saw improvement in many equity markets.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed. Markets rebounded somewhat in November as the S&P 500 Index gained 2.04%, the MSCI ACWI ex USA Index (Net) added 0.95%, and the MSCI EM Index (Net) was up 4.12% as the uncertainty leading up to midterm elections in the U.S. was resolved and progress seemed to be possible on several international trade issues.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In early August, the Bank of England’s Monetary Policy Committee increased its key interest rate to 0.75%. The European Central Bank and the Bank of Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the People’s Bank of China cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo International Value Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo International Value Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

LSV Asset Management

Portfolio managers

Josef Lakonishok, Ph.D.

Puneet Mansharamani, CFA®‡

Menno Vermeulen, CFA®‡

Average annual total returns (%) as of November 30, 20182

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFFAX)	10-31-2003	(15.03)	(0.33)	6.08	(9.84)	0.86	6.72	1.35	1.35
Class C (WFVCX)	4-8-2005	(11.48)	0.11	5.90	(10.48)	0.11	5.90	2.10	2.10
Class R6 (WFRVX)	7-31-2018	–	–	–	(9.52)	1.25	7.14	0.92	0.90
Administrator Class (WFVDX)	4-8-2005	–	–	–	(9.79)	0.96	6.87	1.27	1.25
Institutional Class (WFVIX)	8-31-2006	–	–	–	(9.58)	1.23	7.13	1.02	1.00
MSCI EAFE Value Index (Net)[5]	–	–	–	–	(9.02)	0.66	6.61	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Value Fund	7

Ten largest holdings (%) as of November 30, 2018[6]
Roche Holding AG	2.27
Royal Dutch Shell plc Class B	2.14
Sanofi SA	1.92
GlaxoSmithKline plc	1.78
Total SA	1.63
Orange SA	1.29
Nippon Telegraph & Telephone Corporation	1.19
BP plc	1.19
KDDI Corporation	1.14
Swiss Life Holding AG	1.03

Sector distribution as of November 30, 2018[7]

Country allocation as of November 30, 2018[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 shares would be higher.

[3]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired money market fund fees and expenses (if any) from funds in which the underlying master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the underlying affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Value Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of value securities within developed equity markets, excluding the United States and Canada. The MSCI EAFE Value Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

Amounts represent the composition of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo International Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$910.08	$6.32	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.68	1.32%
Class C
Actual	$1,000.00	$906.82	$9.89	2.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.69	$10.45	2.07%
Class R6
Actual	$1,000.00	$912.14	$4.12	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36	0.86%
Administrator Class
Actual	$1,000.00	$910.53	$5.94	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.28	1.24%
Institutional Class
Actual	$1,000.00	$911.50	$4.74	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.01	0.99%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo International Value Fund	9

Security name	Value

Investment Companies: 99.62%

Affiliated Master Portfolio: 99.62%
Wells Fargo International Value Portfolio	$860,731,443

Total Investment Companies (Cost $887,284,289)	860,731,443

Total investments in securities (Cost $887,284,289)	99.62%	860,731,443
Other assets and liabilities, net	0.38	3,276,714

Total net assets	100.00%	$864,008,157

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo International Value Portfolio	95%	77%	$(779,078)	$(89,484,820)	$13,834,503	$545,811	$860,731,443	99.62%

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo International Value Fund	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $887,284,289)	$860,731,443
Receivable for Fund shares sold	4,558,433
Prepaid expenses and other assets	350,557

Total assets	865,640,433

Liabilities
Payable for Fund shares redeemed	1,559,237
Management fee payable	37,563
Administration fees payable	32,217
Trustees’ fees and expenses payable	2,548
Distribution fee payable	711

Total liabilities	1,632,276

Total net assets	$864,008,157

NET ASSETS CONSIST OF
Paid-in capital	$879,576,273
Total distributable loss	(15,568,116)

Total net assets	$864,008,157

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$58,269,098
Shares outstanding – Class A1	4,083,184
Net asset value per share – Class A	$14.27
Maximum offering price per share – Class A2	$15.14
Net assets – Class C	$1,057,401
Shares outstanding – Class C1	76,538
Net asset value per share – Class C	$13.82
Net assets – Class R6	$22,864
Shares outstanding – Class R6[1]	1,619
Net asset value per share – Class R6	$14.12
Net assets – Administrator Class	$3,725,413
Shares outstanding – Administrator Class[1]	259,589
Net asset value per share – Administrator Class	$14.35
Net assets – Institutional Class	$800,933,381
Shares outstanding – Institutional Class[1]	56,750,902
Net asset value per share – Institutional Class	$14.11

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo International Value Fund	11

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $1,387,837)	$13,834,503
Affiliated income allocated from affiliated Master Portfolio	545,811
Expenses allocated from affiliated Master Portfolio	(3,510,713)

Total investment income	10,869,601

Expenses
Management fee	221,531
Administration fees
Class A	52,937
Class C	1,204
Class R6	2 [1]
Administrator Class	2,996
Institutional Class	539,459
Shareholder servicing fees
Class A	63,021
Class C	1,433
Administrator Class	5,762
Distribution fee
Class C	4,300
Custody and accounting fees	8,142
Professional fees	17,113
Registration fees	26,971
Shareholder report expenses	16,885
Trustees’ fees and expenses	11,090
Other fees and expenses	5,187

Total expenses	978,033
Less: Fee waivers and/or expense reimbursements	(5,533)

Net expenses	972,500

Net investment income	9,897,101

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(779,078)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(89,484,820)

Net realized and unrealized gains (losses) on investments	(90,263,898)

Net decrease in net assets resulting from operations	$(80,366,797)

[1]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo International Value Fund	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$9,897,101		$19,745,024
Net realized gains (losses) on investments		(779,078)		14,310,484
Net change in unrealized gains (losses) on investments		(89,484,820)		21,273,653

Net increase (decrease) in net assets resulting from operations		(80,366,797)		55,329,161

Distributions to shareholders from net investment income and net realized gains
Class A		0		(53,028)
Class C		0		(19,938)
Administrator Class		0		(104,265)
Institutional Class		0		(22,325,915)

Total distributions to shareholders		0		(22,503,146)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,376,271	35,309,929	2,633,442	42,441,930
Class C	11,758	176,464	31,890	496,381
Class R6	1,619 [2]	25,000 [2]	N/A	N/A
Administrator Class	19,508	290,258	150,614	2,424,464
Institutional Class	8,930,766	132,814,828	18,051,179	284,422,225

		168,616,479		329,785,000

Reinvestment of distributions
Class A	0	0	3,299	52,993
Class C	0	0	1,271	19,890
Administrator Class	0	0	6,369	102,738
Institutional Class	0	0	1,408,571	22,297,672

		0		22,473,293

Payment for shares redeemed
Class A	(760,130)	(11,198,328)	(342,547)	(5,580,817)
Class C	(9,734)	(141,985)	(15,622)	(244,651)
Administrator Class	(138,157)	(2,124,890)	(138,280)	(2,200,897)
Institutional Class	(5,495,962)	(81,797,283)	(14,341,542)	(228,026,971)

		(95,262,486)		(236,053,336)

Net increase in net assets resulting from capital share transactions		73,353,993		116,204,957

Total increase (decrease) in net assets		(7,012,804)		149,030,972

Net assets
Beginning of period		871,020,961		721,989,989

End of period		$864,008,157		$871,020,961

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $9,444,288. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Value Fund	13

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.68	$14.88	$12.83	$14.85	$15.45	$13.40
Net investment income	0.15 [1]	0.72 [1]	0.09 [1]	0.26	0.26 [1]	0.36
Net realized and unrealized gains (losses) on investments	(1.56)	0.35	2.26	(2.08)	(0.53)	1.97

Total from investment operations	(1.41)	1.07	2.35	(1.82)	(0.27)	2.33
Distributions to shareholders from
Net investment income	0.00	(0.27)	(0.30)	(0.20)	(0.33)	(0.28)
Net asset value, end of period	$14.27	$15.68	$14.88	$12.83	$14.85	$15.45
Total return[2]	(8.99)%	7.12%	18.65%	(12.31)%	(1.55)%	17.48%
Ratios to average net assets (annualized)
Gross expenses[3]	1.32%	1.34%	1.39%	1.46%	1.50%	1.51%
Net expenses[3]	1.32%	1.34%	1.35%	1.39%	1.49%	1.50%
Net investment income[3]	1.91%	4.48%	0.69%	1.98%	1.80%	2.45%
Supplemental data
Portfolio turnover rate[4]	6%	15%	41%	14%	18%	11%
Net assets, end of period (000s omitted)	$58,269	$38,677	$2,571	$4,981	$5,768	$6,725

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.79%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.85%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%
Year ended May 31, 2014	0.91%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.24	$14.60	$12.56	$14.54	$15.16	$13.18
Net investment income	0.04	0.21	0.23	0.17	0.13	0.19
Net realized and unrealized gains (losses) on investments	(1.46)	0.73	1.97	(2.05)	(0.51)	2.00

Total from investment operations	(1.42)	0.94	2.20	(1.88)	(0.38)	2.19
Distributions to shareholders from
Net investment income	0.00	(0.30)	(0.16)	(0.10)	(0.24)	(0.21)
Net asset value, end of period	$13.82	$15.24	$14.60	$12.56	$14.54	$15.16
Total return[1]	(9.32)%	6.36%	17.69%	(12.95)%	(2.37)%	16.64%
Ratios to average net assets (annualized)
Gross expenses[2]	2.07%	2.10%	2.16%	2.21%	2.25%	2.26%
Net expenses[2]	2.07%	2.10%	2.10%	2.14%	2.24%	2.25%
Net investment income[2]	1.17%	1.40%	1.57%	1.25%	1.07%	1.88%
Supplemental data
Portfolio turnover rate[3]	6%	15%	41%	14%	18%	11%
Net assets, end of period (000s omitted)	$1,057	$1,135	$832	$783	$920	$920

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.87%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%
Year ended May 31, 2014	0.91%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Value Fund	15

(For a share outstanding throughout the period)

Period ended November 30, 2018[1] (unaudited)
CLASS R6
Net asset value, beginning of period	$15.44
Net investment income	0.13 [2]
Net realized and unrealized gains (losses) on investments	(1.45)

Total from investment operations	(1.32)
Distributions to shareholders from
Net investment income	0.00
Net asset value, end of period	$14.12
Total return[3]	(8.55)%
Ratios to average net assets (annualized)
Gross expenses[4]	0.87%
Net expenses[4]	0.86%
Net investment income[4]	2.63%
Supplemental data
Portfolio turnover rate[5]	6%
Net assets, end of period (000s omitted)	$23

[1]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio in the amount of 0.78%.

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.76	$15.04	$12.91	$14.73	$15.35	$13.31
Net investment income	0.15 [1]	0.37 [1]	0.33 [1]	0.14 [1]	0.28	0.38
Net realized and unrealized gains (losses) on investments	(1.56)	0.73	2.05	(1.96)	(0.52)	1.98

Total from investment operations	(1.41)	1.10	2.38	(1.82)	(0.24)	2.36
Distributions to shareholders from
Net investment income	0.00	(0.38)	(0.25)	0.00	(0.38)	(0.32)
Net asset value, end of period	$14.35	$15.76	$15.04	$12.91	$14.73	$15.35
Total return[2]	(8.95)%	7.25%	18.66%	(12.36)%	(1.35)%	17.81%
Ratios to average net assets (annualized)
Gross expenses[3]	1.24%	1.27%	1.33%	1.36%	1.34%	1.34%
Net expenses[3]	1.24%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income[3]	1.97%	2.30%	2.46%	0.99%	2.12%	2.76%
Supplemental data
Portfolio turnover rate[4]	6%	15%	41%	14%	18%	11%
Net assets, end of period (000s omitted)	$3,725	$5,961	$5,407	$11,873	$487,582	$459,415

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.87%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%
Year ended May 31, 2014	0.91%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Value Fund	17

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.48	$14.80	$12.73	$14.75	$15.38	$13.34
Net investment income	0.17 [1]	0.41	0.39	0.36	0.29	0.41
Net realized and unrealized gains (losses) on investments	(1.54)	0.71	1.99	(2.12)	(0.51)	1.98

Total from investment operations	(1.37)	1.12	2.38	(1.76)	(0.22)	2.39
Distributions to shareholders from
Net investment income	0.00	(0.44)	(0.31)	(0.26)	(0.41)	(0.35)
Net asset value, end of period	$14.11	$15.48	$14.80	$12.73	$14.75	$15.38
Total return[2]	(8.85)%	7.51%	19.04%	(11.98)%	(1.19)%	18.07%
Ratios to average net assets (annualized)
Gross expenses[3]	0.99%	1.02%	1.07%	1.13%	1.07%	1.08%
Net expenses[3]	0.99%	1.00%	1.00%	1.01%	1.05%	1.05%
Net investment income[3]	2.26%	2.43%	2.95%	2.81%	2.42%	2.91%
Supplemental data
Portfolio turnover rate[4]	6%	15%	41%	14%	18%	11%
Net assets, end of period (000s omitted)	$800,933	$825,247	$713,180	$456,239	$3,793	$2,359

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.86%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%
Year ended May 31, 2014	0.91%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Value Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements. As of November 30, 2018, the Fund owned 77% of Wells Fargo International Value Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements (unaudited)	Wells Fargo International Value Fund	19

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $887,284,289 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0
Gross unrealized losses	(26,552,846)
Net unrealized losses	$(26,552,846)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affilated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo International Value Portfolio	Seeks long-term capital appreciation	$860,731,443

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

20	Wells Fargo International Value Fund	Notes to financial statements (unaudited)

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 0.90% for Class R6 shares, 1.25% for Administrator Class shares, and 1.00% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2018, Funds Distributor received $218 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended November 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of each applicable Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2018 were $300,265,180 and $54,850,096, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income
Class A	$53,028
Class C	19,938
Administrator Class	104,265
Institutional Class	22,325,915

Notes to financial statements (unaudited)	Wells Fargo International Value Fund	21

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. SUBSEQUENT DISTRIBUTIONS

On December 27, 2018, the Fund declared distributions from net investment income to shareholders of record on December 26, 2018. The per share amounts payable on December 28, 2018 were as follows:

Net investment income
Class A	$0.32558
Class C	0.18817
Class R6	0.36845
Administrator Class	0.30162
Institutional Class	0.35227

These distributions are not reflected in the accompanying financial statements.

22	Wells Fargo International Value Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Common Stocks: 95.48%

Australia: 4.82%
Asaleo Care Limited (Consumer Staples, Personal Products)	1,262,800	$604,540
Automotive Holdings Group Limited (Consumer Discretionary, Specialty Retail)	410,016	488,480
Bendigo Bank Limited (Financials, Banks)	272,500	2,127,139
BlueScope Steel Limited (Materials, Metals & Mining)	266,242	2,185,317
Coca-Cola Amatil Limited (Consumer Staples, Beverages)	960,600	6,066,167
CSR Limited (Materials, Construction Materials)	897,866	1,968,751
Fortescue Metals Group Limited (Materials, Metals & Mining)	927,200	2,710,762
Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail) «	1,226,186	2,832,054
Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	407,700	3,772,528
Macquarie Group Limited (Financials, Capital Markets)	67,700	5,661,723
Metcash Limited (Consumer Staples, Food & Staples Retailing)	1,164,200	2,357,032
Mineral Resources Limited (Materials, Metals & Mining)	300,500	3,349,441
Mirvac Group (Real Estate, Equity REITs)	2,065,070	3,305,498
Myer Holdings Limited (Consumer Discretionary, Multiline Retail) «†	1,702,400	566,149
Qantas Airways Limited (Industrials, Airlines)	1,142,785	4,978,160
Retail Food Group Limited (Consumer Discretionary, Food Products) «†	269,500	73,867
Rio Tinto Limited (Materials, Metals & Mining)	134,687	7,213,884
South32 Limited (Materials, Metals & Mining)	1,583,900	3,588,785

		53,850,277

Austria: 0.91%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	89,986	4,545,581
Raiffeisen Bank International AG (Financials, Banks)	111,330	3,281,996
Voestalpine AG (Materials, Metals & Mining)	69,168	2,298,255

		10,125,832

Belgium: 0.66%
Bpost SA (Industrials, Air Freight & Logistics)	68,200	880,957
UCB SA (Health Care, Pharmaceuticals)	77,200	6,488,438

		7,369,395

Brazil: 0.83%
Banco de Brasil SA (Financials, Banks)	268,900	3,103,441
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	282,500	3,742,559
JBS SA (Consumer Staples, Food Products)	805,600	2,452,007

		9,298,007

Canada: 1.13%
George Weston Limited (Consumer Staples, Food & Staples Retailing)	14,998	1,084,453
Loblaw Companies Limited (Consumer Staples, Food & Staples Retailing)	111,100	5,124,991
Magna International Incorporated (Consumer Discretionary, Auto Components) «	90,400	4,511,665
WestJet Airlines Limited (Industrials, Airlines)	120,000	1,861,438

		12,582,547

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo International Value Portfolio	23

Security name	Shares	Value

China: 3.40%
Agile Property Holdings Limited (Real Estate, Real Estate Management & Development)	1,900,000	$2,578,988
China Communications Services Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	2,836,000	2,366,958
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	6,634,000	5,638,561
China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	3,201,500	4,100,081
China Resources Cement Holdings Limited (Materials, Construction Materials)	4,106,000	4,009,438
China Telecom Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	10,590,000	5,698,351
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	3,154,000	3,043,546
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	4,298,000	4,411,163
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	1,061,600	2,618,722
Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	1,777,300	3,566,412

		38,032,220

Denmark: 0.69%
Danske Bank AS (Financials, Banks)	150,300	2,995,763
DFDS AS (Industrials, Marine)	59,227	2,224,455
Sydbank AS (Financials, Banks)	102,782	2,535,075

		7,755,293

Finland: 0.45%
Outokumpu Oyj (Materials, Metals & Mining)	447,093	1,859,610
UPM-Kymmene Oyj (Materials, Paper & Forest Products)	118,000	3,143,322

		5,002,932

France: 9.66%
Air France-KLM (Industrials, Airlines) †	288,100	3,320,289
Arkema SA (Materials, Chemicals)	42,992	4,078,651
AXA SA (Financials, Insurance)	233,600	5,689,827
BNP Paribas SA (Financials, Banks)	123,579	6,208,232
Compagnie de Saint-Gobain SA (Industrials, Building Products)	152,637	5,656,621
Compagnie Generale des Etablissements Michelin SCA (Consumer Discretionary, Auto Components)	32,700	3,421,359
Credit Agricole SA (Financials, Banks)	219,328	2,723,368
Engie SA (Utilities, Multi-Utilities)	171,900	2,417,032
Natixis SA (Financials, Capital Markets)	1,548,200	8,553,262
Neopost SA (Information Technology, Technology Hardware, Storage & Peripherals)	66,600	1,844,232
Orange SA (Communication Services, Diversified Telecommunication Services) «	844,700	14,497,282
Renault SA (Consumer Discretionary, Automobiles)	55,900	3,926,797
Sanofi SA (Health Care, Pharmaceuticals)	238,389	21,539,142
SCOR SE (Financials, Insurance)	70,800	3,401,680
Societe Generale SA (Financials, Banks)	63,400	2,329,822
Total SA (Energy, Oil, Gas & Consumable Fuels) «	329,000	18,312,044

		107,919,640

Germany: 7.37%
Allianz AG (Financials, Insurance)	44,428	9,380,381
Aurubis AG (Materials, Metals & Mining)	43,296	2,356,661
BASF SE (Materials, Chemicals)	130,090	9,480,087
Bayer AG (Health Care, Pharmaceuticals)	11,900	870,021
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	91,500	7,480,030

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo International Value Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Germany (continued)
Covestro AG (Materials, Chemicals) 144A	132,837	$7,648,571
Daimler AG (Consumer Discretionary, Automobiles)	106,990	6,019,228
Deutsche Lufthansa AG (Industrials, Airlines)	223,600	5,442,459
Deutsche Post AG (Industrials, Air Freight & Logistics)	85,100	2,709,129
Gerresheimer AG (Health Care, Life Sciences Tools & Services)	32,790	2,334,947
Kloeckner & Company SE (Industrials, Trading Companies & Distributors)	344,100	2,767,793
Leoni AG (Consumer Discretionary, Auto Components) «	72,900	2,328,174
Metro AG (Consumer Staples, Food & Staples Retailing) «	269,900	4,141,783
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	28,119	6,108,854
Siemens AG (Industrials, Industrial Conglomerates)	34,200	3,964,706
Siltronic AG (Information Technology, Semiconductors & Semiconductor Equipment)	27,422	2,477,347
Volkswagen AG (Consumer Discretionary, Automobiles)	41,837	6,910,361

		82,420,532

Hong Kong: 2.97%
China Water Affairs Group Limited (Utilities, Water Utilities)	1,965,000	2,210,123
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	3,948,000	3,759,279
Lee & Man Paper Manufacturing Limited (Materials, Paper & Forest Products)	3,155,000	2,859,017
Nine Dragons Paper Holdings Limited (Materials, Paper & Forest Products)	3,216,000	3,259,571
Sinotruk Hong Kong Limited (Industrials, Machinery)	3,571,500	5,861,204
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	8,404,000	2,062,331
WH Group Limited (Consumer Staples, Food Products) 144A	5,899,000	4,305,124
Wheelock & Company Limited (Real Estate, Real Estate Management & Development)	379,000	2,174,987
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	2,816,000	3,026,912
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,257,000	3,655,004

		33,173,552

India: 0.29%
Tech Mahindra Limited (Information Technology, IT Services)	321,500	3,256,517

Ireland: 0.59%
C&C Group plc (Consumer Staples, Beverages)	240,000	828,697
Grafton Group plc (Industrials, Trading Companies & Distributors)	248,800	2,244,598
Smurfit Kappa Group plc (Materials, Containers & Packaging)	130,200	3,514,003

		6,587,298

Israel: 0.46%
Bank Hapoalim Limited (Financials, Banks) (a)	320,800	2,203,869
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals) (a)	136,844	2,942,894

		5,146,763

Italy: 2.19%
A2A SpA (Utilities, Multi-Utilities)	2,121,107	3,568,340
Enel SpA (Utilities, Electric Utilities)	1,706,600	9,254,483
Leonardo SpA (Industrials, Aerospace & Defense)	342,737	3,378,038
Mediobanca SpA (Financials, Banks)	371,363	3,281,800
UnipolSai Assicurazioni SpA (Financials, Insurance) «	2,160,500	5,028,776

		24,511,437

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo International Value Portfolio	25

Security name	Shares	Value

Japan: 22.11%
Adeka Corporation (Materials, Chemicals)	203,500	$3,225,094
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	119,800	4,738,598
Aozora Bank Limited (Financials, Banks)	64,900	2,132,555
Asahi Glass Company Limited (Industrials, Building Products)	121,800	4,136,361
Brother Industries Limited (Information Technology, Technology Hardware, Storage & Peripherals)	200,800	3,355,659
Central Glass Company Limited (Industrials, Building Products)	88,800	2,188,807
Credit Saison Company Limited (Financials, Consumer Finance)	329,900	4,234,368
DCM Holdings Company Limited (Consumer Discretionary, Specialty Retail)	243,900	2,419,340
Denka Company Limited (Materials, Chemicals)	99,700	3,214,571
DIC Incorporated (Materials, Chemicals)	124,900	3,966,564
Dowa Mining Company Limited (Materials, Metals & Mining)	56,900	1,874,695
Eizo Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	63,300	2,648,769
Fujikura Limited (Industrials, Electrical Equipment)	435,200	1,890,090
Geo Holdings Corporation (Consumer Discretionary, Specialty Retail)	133,700	2,250,810
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	165,800	4,802,453
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	263,900	3,756,881
Itochu Corporation (Industrials, Trading Companies & Distributors)	356,200	6,326,029
Japan Airlines Company Limited (Industrials, Airlines)	108,600	3,916,737
JFE Holdings Incorporated (Materials, Metals & Mining)	263,600	4,647,803
JTEKT Corporation (Industrials, Machinery)	322,100	4,097,365
JXTG Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	754,900	4,564,048
Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	44,700	2,287,865
KDDI Corporation (Communication Services, Wireless Telecommunication Services)	544,200	12,771,429
Keihin Corporation (Consumer Discretionary, Auto Components)	180,400	3,121,223
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	2,907,457
Makino Milling Machine Company Limited (Industrials, Machinery)	79,400	3,221,046
Marubeni Corporation (Industrials, Trading Companies & Distributors)	812,100	6,063,117
Mazda Motor Corporation (Consumer Discretionary, Automobiles)	283,200	3,018,738
Mitsubishi Electric Corporation (Industrials, Electrical Equipment)	431,500	5,694,287
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	195,500	3,210,254
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	921,500	5,069,610
Mitsubishi UFJ Lease & Finance Company Limited (Financials, Diversified Financial Services)	699,300	3,813,300
Mitsui Chemicals Incorporated (Materials, Chemicals)	177,100	4,494,781
Mixi Incorporated (Communication Services, Interactive Media & Services)	54,400	1,282,424
Mizuho Financial Group Incorporated (Financials, Banks)	3,425,200	5,681,762
Morinaga Milk Industry Company Limited (Consumer Staples, Food Products)	134,500	3,939,678
Nippon Telegraph & Telephone Corporation (Communication Services, Diversified Telecommunication Services)	324,200	13,366,128
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	587,500	5,146,027
Nisshinbo Holdings Incorporated (Industrials, Industrial Conglomerates)	226,100	2,057,537
Nomura Holdings Incorporated (Financials, Capital Markets)	1,144,100	5,154,321
NTN Corporation (Industrials, Machinery)	1,133,600	3,804,798
NTT DOCOMO Incorporated (Communication Services, Wireless Telecommunication Services)	98,600	2,283,135
ORIX Corporation (Financials, Diversified Financial Services)	469,600	7,609,824
Resona Holdings Incorporated (Financials, Banks)	1,348,600	7,150,794
Ryobi Limited (Industrials, Machinery)	117,400	3,200,925
Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	42,000	2,219,971
SCREEN Holdings Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	50,100	2,506,876
Showa Shell Sekiyu KK (Energy, Oil, Gas & Consumable Fuels)	145,400	2,253,082
Sojitz Corporation (Industrials, Trading Companies & Distributors)	1,855,500	6,571,035
Sompo Holdings Incorporated (Financials, Insurance)	25,100	969,815

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo International Value Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Japan (continued)
Sumitomo Heavy Industries Limited (Industrials, Machinery)	140,900	$4,673,290
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	173,200	6,382,378
Sumitomo Osaka Cement Company (Materials, Construction Materials)	34,900	1,567,987
Teijin Limited (Materials, Chemicals)	279,600	4,827,697
The Keiyo Bank Limited (Financials, Banks)	224,300	1,580,760
The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	172,900	3,618,997
Toho Holdings Company Limited (Health Care, Health Care Providers & Services)	63,000	1,673,303
Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	21,000	2,936,837
Toyo Ink SC Holding Company Limited (Materials, Chemicals)	75,000	1,854,601
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	165,400	2,612,538
Toyota Boshoku Corporation (Consumer Discretionary, Auto Components)	180,900	2,787,245
UBE Industries Limited (Materials, Chemicals)	149,300	3,402,538
ULVAC Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	107,300	3,941,691

		247,118,698

Liechtenstein: 0.09%
VP Bank AG (Financials, Capital Markets)	6,558	1,025,334

Malaysia: 0.32%
Tenaga Nasional Bhd (Utilities, Electric Utilities)	1,062,400	3,615,384

Netherlands: 2.98%
ABN AMRO Group NV (Financials, Banks) 144A	233,218	5,945,869
Aegon NV (Financials, Insurance)	566,623	3,154,128
ASR Nederland NV (Financials, Insurance)	83,831	3,615,884
ING Groep NV (Financials, Banks)	282,500	3,416,939
Koninklijke Ahold Delhaize NV (Consumer Staples, Food & Staples Retailing)	437,386	11,242,717
Philips Lighting NV (Industrials, Electrical Equipment) 144A	97,200	2,584,843
RHI Magnesita NV (Materials, Construction Materials) «	64,721	2,986,512
X5 Retail Group NV GDR (Consumer Staples, Food & Staples Retailing)	14,352	365,976

		33,312,868

Norway: 1.41%
Den Norske Bank ASA (Financials, Banks)	221,600	3,802,975
Grieg Seafood ASA (Consumer Staples, Food Products)	336,787	4,427,876
Leroy Seafood Group ASA (Consumer Staples, Food Products)	558,599	4,752,236
Marine Harvest ASA (Consumer Staples, Food Products)	117,900	2,758,593

		15,741,680

Poland: 0.12%
Asseco Poland SA (Information Technology, Software)	101,400	1,284,953

Russia: 1.30%
Gazprom PAO ADR (Energy, Oil, Gas & Consumable Fuels)	781,547	3,720,164
Gazprom Neft ADR - London Exchange (Energy, Oil, Gas & Consumable Fuels)	136,114	3,722,718
Gazprom Neft ADR (Energy, Oil, Gas & Consumable Fuels)	886	24,201
Lukoil OAO ADR (Energy, Oil, Gas & Consumable Fuels) «	46,800	3,425,760
Lukoil PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	50,101	3,682,424

		14,575,267

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo International Value Portfolio	27

Security name	Shares	Value

Singapore: 0.60%
DBS Group Holdings Limited (Financials, Banks)	185,700	$3,300,070
United Overseas Bank Limited (Financials, Banks)	184,100	3,374,965

		6,675,035

South Africa: 0.31%
Absa Group Limited (Financials, Banks)	274,900	3,054,720
Petra Diamonds Limited (Materials, Metals & Mining) «†	842,600	452,450

		3,507,170

South Korea: 2.56%
BNK Financial Group Incorporated (Financials, Banks)	440,300	3,012,713
E-MART Incorporated (Consumer Staples, Food & Staples Retailing)	8,500	1,478,657
Industrial Bank of Korea (Financials, Banks)	264,500	3,492,216
JB Financial Group Company Limited (Financials, Banks)	25,418	129,250
KB Financial Group Incorporated (Financials, Banks)	79,300	3,339,096
KT&G Corporation (Consumer Staples, Tobacco)	38,400	3,562,692
LG Uplus Corporation (Communication Services, Diversified Telecommunication Services)	351,800	5,554,985
SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	17,400	4,493,778
Woori Bank (Financials, Banks)	254,400	3,551,773

		28,615,160

Spain: 1.93%
Banco Santander Central Hispano SA (Financials, Banks)	731,000	3,463,361
Distribuidora Internacional SA (Consumer Staples, Food & Staples Retailing) «	483,500	362,250
Iberdrola SA (Utilities, Electric Utilities)	543,200	4,052,566
International Consolidated Airlines Group SA (Industrials, Airlines)	548,044	4,368,849
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	542,137	9,359,740

		21,606,766

Sweden: 1.94%
Boliden AB (Materials, Metals & Mining)	102,400	2,293,515
Electrolux AB Class B (Consumer Discretionary, Household Durables)	162,100	3,682,290
Nordea Bank AB (Financials, Banks)	365,491	3,243,536
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	272,700	2,839,736
Volvo AB Class B (Industrials, Machinery)	689,107	9,583,073

		21,642,150

Switzerland: 6.63%
Baloise Holding AG (Financials, Insurance)	39,946	5,869,649
Credit Suisse Group AG (Financials, Capital Markets)	168,600	1,987,997
Helvetia Holding AG (Financials, Insurance)	6,293	3,892,772
Roche Holding AG (Health Care, Pharmaceuticals)	98,077	25,435,915
Swiss Life Holding AG (Financials, Insurance)	29,400	11,532,816
Swiss Reinsurance AG (Financials, Insurance)	91,400	8,349,096
UBS Group AG (Financials, Capital Markets)	424,002	5,727,348
Valiant Holding AG (Financials, Banks)	22,700	2,508,463
Zurich Insurance Group AG (Financials, Insurance)	27,970	8,776,933

		74,080,989

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo International Value Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Taiwan: 0.68%
Catcher Technology Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	328,000	$2,816,616
Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	1,035,000	1,757,398
Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	1,283,000	3,011,571

		7,585,585

Thailand: 0.98%
Bangchak Corporation PCL (Energy, Oil, Gas & Consumable Fuels)	2,367,100	2,429,179
Krung Thai Bank PCL ADR (Financials, Banks)	5,181,900	3,182,801
Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	1,286,500	2,972,984
Thanachart Capital PCL (Financials, Banks)	1,481,500	2,387,518

		10,972,482

Turkey: 0.52%
Koç Holding AS (Industrials, Industrial Conglomerates)	1,184,300	3,493,390
TAV Havalimanlari Holding AS (Industrials, Transportation Infrastructure)	522,900	2,350,743

		5,844,133

United Kingdom: 14.58%
3i Group plc (Financials, Capital Markets)	456,100	4,844,764
Anglo American plc (Materials, Metals & Mining)	267,586	5,340,297
Aviva plc (Financials, Insurance)	704,391	3,653,113
BAE Systems plc (Industrials, Aerospace & Defense)	1,220,400	7,640,184
Barclays plc (Financials, Banks)	715,000	1,483,982
Barratt Developments plc (Consumer Discretionary, Household Durables)	480,975	2,832,744
Bellway plc (Consumer Discretionary, Household Durables)	80,100	2,594,555
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	244,800	2,680,783
BP plc (Energy, Oil, Gas & Consumable Fuels)	2,015,036	13,351,836
BT Group plc (Communication Services, Diversified Telecommunication Services)	1,099,700	3,671,389
Centrica plc (Utilities, Multi-Utilities)	898,500	1,577,119
Chemring Group plc (Industrials, Aerospace & Defense)	294,466	628,875
Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)	345,400	1,506,112
Debenhams plc (Consumer Discretionary, Multiline Retail) «	1,238,200	103,660
Firstgroup plc (Industrials, Road & Rail) †	952,400	1,082,528
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	965,207	19,944,311
Highland Gold Mining Limited (Materials, Metals & Mining)	1,280,734	2,426,748
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	202,991	6,233,740
Inchcape plc (Consumer Discretionary, Distributors)	423,425	3,137,481
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	1,270,500	4,937,753
Kingfisher plc (Consumer Discretionary, Specialty Retail)	1,323,253	4,215,390
Legal & General Group plc (Financials, Insurance)	2,314,194	7,221,766
Lloyds Banking Group plc (Financials, Banks)	8,916,700	6,290,064
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	705,000	2,629,461
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	893,000	1,160,664
Mitchells & Butlers plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	367,200	1,286,738
Paragon Group of Companies plc (Financials, Thrifts & Mortgage Finance)	501,100	2,683,090
Petrofac Limited (Energy, Energy Equipment & Services)	522,047	3,384,633
Premier Foods plc (Consumer Staples, Food Products) †	73,926	33,677
QinetiQ Group plc (Industrials, Aerospace & Defense)	773,800	2,927,479
Quilter plc (Financials, Capital Markets) 144A	687,346	1,016,863

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo International Value Portfolio	29

Security name			Shares	Value

United Kingdom (continued)
Redrow plc (Consumer Discretionary, Household Durables)			441,068	$2,637,050
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)			786,300	24,001,550
Royal Mail plc (Industrials, Air Freight & Logistics)			539,626	2,199,005
SSE plc (Utilities, Electric Utilities)			259,800	3,626,656
Tate & Lyle plc (Consumer Staples, Food Products)			497,300	4,549,857
The Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)			75,800	3,115,935
The Restaurant Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)			138,516	254,166

				162,906,018

Total Common Stocks (Cost $1,114,472,456)				1,067,141,914

	Dividend yield
Preferred Stocks: 1.52%

Brazil: 1.52%
Banco do Estado do Rio Grande do Sul SA (Financials, Banks)	1.53%		957,800	5,406,975
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities)	4.30		2,031,400	6,676,776
Itausa Investimentos Itau SA (Financials, Banks)	0.32		1,524,600	4,865,157

Total Preferred Stocks (Cost $13,937,411)				16,948,908

		Expiration date
Rights: 0.01%

United Kingdom: 0.01%
The Restaurant Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure) †(a)		12-13-2018	200,079	96,881

Total Rights (Cost $160,017)				96,881

	Yield
Short-Term Investments: 5.37%

Investment Companies: 5.37%
Securities Lending Cash Investments LLC (l)(r)(u)	2.38		48,831,268	48,836,152
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.13		11,223,222	11,223,222

Total Short-Term Investments (Cost $60,059,079)				60,059,374

Total investments in securities (Cost $1,188,628,963)	102.38%	1,144,247,077
Other assets and liabilities, net	(2.38)	(26,582,607)

Total net assets	100.00%	$1,117,664,470

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo International Value Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

REIT	Real estate investment trust

The following table shows the percent of total long-term investments by sector as of November 30, 2018:

Financials	25.29%
Industrials	13.89
Consumer Discretionary	10.68
Materials	10.64
Energy	9.72
Health Care	8.15
Consumer Staples	6.97
Communication Services	6.08
Utilities	3.76
Information Technology	3.73
Real Estate	1.09

100.00%

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	25,301,762	210,581,079	187,051,573	48,831,268	$1,929	$0	$557,714	$48,836,152
Wells Fargo Government Money Market Fund Select Class	22,685,533	98,384,278	109,846,589	11,223,222	0	0	132,004	11,223,222

					$1,929	$0	$689,718	$60,059,374	5.37%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—November 30, 2018 (unaudited)	Wells Fargo International Value Portfolio	31

Assets
Investments in unaffiliated securities (including $48,512,666 securities on loan), at value (cost $1,128,569,884)	$1,084,187,703
Investments in affiliated securities, at value (cost $60,059,079)	60,059,374
Foreign currency, at value (cost $18,182,302)	18,142,177
Receivable for dividends	5,445,819
Receivable for investments sold	2,790,201
Receivable for securities lending income	49,534

Total assets	1,170,674,808

Liabilities
Payable upon receipt of securities loaned	48,831,866
Payable for investments purchased	3,261,730
Advisory fee payable	749,861
Accrued expenses and other liabilities	166,881

Total liabilities	53,010,338

Total net assets	$1,117,664,470

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo International Value Portfolio	Statement of operations—six months ended November 30, 2018 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $1,783,247)	$18,109,414
Income from affiliated securities	689,718

Total investment income	18,799,132

Expenses
Advisory fee	4,438,087
Custody and accounting fees	99,012
Professional fees	30,749
Shareholder report expenses	1,338
Trustees’ fees and expenses	11,048
Other fees and expenses	22,263

Total expenses	4,602,497

Net investment income	14,196,635

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(3,100,819)
Affiliated securities	1,929

Net realized losses on investments	(3,098,890)
Net change in unrealized gains (losses) on investments	(107,647,600)

Net realized and unrealized gains (losses) on investments	(110,746,490)

Net decrease in net assets resulting from operations	$(96,549,855)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo International Value Portfolio	33

	Six months ended November 30, 2018 (unaudited)	Year ended May 31, 2018

Operations
Net investment income	$14,196,635	$22,286,555
Net realized gains (losses) on investments	(3,098,890)	15,107,292
Net change in unrealized gains (losses) on investments	(107,647,600)	21,851,248

Net increase (decrease) in net assets resulting from operations	(96,549,855)	59,245,095

Capital transactions
Transactions in investors’ beneficial interests
Contributions	442,181,431	197,415,479
Withdrawals	(127,897,174)	(109,368,233)

Net increase in net assets resulting from capital transactions	314,284,257	88,047,246

Total increase in net assets	217,734,402	147,292,341

Net assets
Beginning of period	899,930,068	752,637,727

End of period	$1,117,664,470	$899,930,068

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo International Value Portfolio	Financial highlights

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
		2018	2017	2016	2015	2014
Total return[1]	(8.74)%	7.74%	19.16%	(11.85)%	(1.04)%	18.22%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.82%	0.87%	0.91%	0.91%	0.91%
Net expenses	0.79%	0.82%	0.87%	0.91%	0.91%	0.91%
Net investment income	2.45%	2.65%	3.03%	2.50%	2.45%	3.09%
Supplemental data
Portfolio turnover rate	6%	15%	41%	14%	18%	11%

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo International Value Portfolio	35

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Value Portfolio ( “International Value Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On November 30, 2018, such fair value pricing was used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

36	Wells Fargo International Value Portfolio	Notes to financial statements (unaudited)

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $1,188,628,963 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$86,712,123
Gross unrealized losses	(131,094,009)
Net unrealized losses	$(44,381,886)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Notes to financial statements (unaudited)	Wells Fargo International Value Portfolio	37
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$53,850,277	$0	$0	$53,850,277
Austria	10,125,832	0	0	10,125,832
Belgium	7,369,395	0	0	7,369,395
Brazil	9,298,007	0	0	9,298,007
Canada	12,582,547	0	0	12,582,547
China	38,032,220	0	0	38,032,220
Denmark	7,755,293	0	0	7,755,293
Finland	5,002,932	0	0	5,002,932
France	107,919,640	0	0	107,919,640
Germany	82,420,532	0	0	82,420,532
Hong Kong	33,173,552	0	0	33,173,552
India	3,256,517	0	0	3,256,517
Ireland	6,587,298	0	0	6,587,298
Israel	0	5,146,763	0	5,146,763
Italy	24,511,437	0	0	24,511,437
Japan	247,118,698	0	0	247,118,698
Liechtenstein	1,025,334	0	0	1,025,334
Malaysia	3,615,384	0	0	3,615,384
Netherlands	33,312,868	0	0	33,312,868
Norway	15,741,680	0	0	15,741,680
Poland	1,284,953	0	0	1,284,953
Russia	14,575,267	0	0	14,575,267
Singapore	6,675,035	0	0	6,675,035
South Africa	3,507,170	0	0	3,507,170
South Korea	28,615,160	0	0	28,615,160
Spain	21,606,766	0	0	21,606,766
Sweden	21,642,150	0	0	21,642,150
Switzerland	74,080,989	0	0	74,080,989
Taiwan	7,585,585	0	0	7,585,585
Thailand	10,972,482	0	0	10,972,482
Turkey	5,844,133	0	0	5,844,133
United Kingdom	162,906,018	0	0	162,906,018

Preferred stocks
Brazil	16,948,908	0	0	16,948,908

Rights
United Kingdom	0	96,881	0	96,881

Short-term investments
Investment companies	11,223,222	48,836,152	0	60,059,374
Total assets	$1,090,167,281	$54,079,796	$0	$1,144,247,077

38	Wells Fargo International Value Portfolio	Notes to financial statements (unaudited)

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At November 30, 2018, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.65% as the average daily net assets of the Portfolio increase. For the six months ended November 30, 2018, the advisory fee was equivalent to an annual rate of 0.76% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. LSV Asset Management, which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the of Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2018 were $389,895,973 and $70,938,544, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A portfolio that invests a substantial portion of its assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Other information (unaudited)	Wells Fargo International Value Fund	39

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended May 31, 2018. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$2,550,505	$0.04535	100%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40	Wells Fargo International Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo International Value Fund	41

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42	Wells Fargo International Value Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

Appendix A (unaudited)	Wells Fargo International Value Fund	43

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

318978 01-19 SA284/SAR284 11-18

Semi-Annual Report

November 30, 2018

Wells Fargo Small Company Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Company Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the third quarter of 2018.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Small Company Growth Fund for the six-month period that ended November 30, 2018. During the reporting period, the U.S. generated encouraging economic and business data that was offset by less positive and more inconsistent data from international markets. Investment returns were restrained in comparison with recent periods as geopolitical tensions and uncertainty tended to distract investors from more favorable underlying trends.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.02% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.37%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.30% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.67%. The Bloomberg Barclays Municipal Bond Index6 gained 0.42%. The ICE BofAML U.S. High Yield Index7 was up 0.19%.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the third quarter of 2018. The U.S. government’s decision during the second quarter to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in September after an increase of 0.2% in both July and August. On a year-over-year basis, the all-items index rose 2.3% for the 12 months that ended September 30, 2018, after a seasonal adjustment. The rate of increase was slower than that recorded during the first half of 2018. The index for all items less food and energy rose 2.2% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Small Company Growth Fund	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.01% and 3.30%, respectively, on November 30, 2018. Investor concerns about an inverted yield curve reemerged, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

November saw improvement in many equity markets.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed. Markets rebounded somewhat in November as the S&P 500 Index gained 2.04%, the MSCI ACWI ex USA Index (Net) added 0.95%, and the MSCI EM Index (Net) was up 4.12% as the uncertainty leading up to midterm elections in the U.S. was resolved and progress seemed to be possible on several international trade issues.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In early August, the Bank of England’s Monetary Policy Committee increased its key interest rate to 0.75%. The European Central Bank and the Bank of Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the People’s Bank of China cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo Small Company Growth Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Small Company Growth Fund[1]	Performance highlights (unaudited)

The Fund is currently closed to most new investors.2

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Peregrine Capital Management, LLC

Portfolio managers

William A. Grierson, CFA®‡

Daniel J. Hagen, CFA®‡

James P. Ross, CFA®‡

Paul E. von Kuster, CFA®‡

Average annual total returns (%) as of November 30, 20183

		Including sales charge			Excluding sales charge			Expense ratios[4] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[5]
Class A (WFSAX)	1-30-2004	3.83	7.14	16.65	10.16	8.41	17.34	1.33	1.33
Class C (WSMCX)	1-30-2004	8.34	7.60	16.48	9.34	7.60	16.48	2.08	2.08
Class R6 (WSCRX)	10-31-2014	–	–	–	10.64	8.90	17.89	0.90	0.90
Administrator Class (NVSCX)	11-11-1994	–	–	–	10.29	8.59	17.59	1.25	1.20
Institutional Class (WSCGX)	3-31-2008	–	–	–	10.56	8.85	17.87	1.00	0.95
Russell 2000® Growth Index[6]	–	–	–	–	2.81	8.22	15.55	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Growth Fund	7

Ten largest holdings (%) as of November 30, 2018[7]
Eldorado Resorts Incorporated	1.53
Copart Incorporated	1.42
LiveRamp Holdings Incorporated	1.39
PTC Incorporated	1.36
SS&C Technologies Holdings Incorporated	1.33
Evercore Partners Incorporated Class A	1.33
ICON plc ADR	1.31
RealPage Incorporated	1.31
ASGN Incorporated	1.31
Syneos Health Incorporated	1.28

Sector distribution as of November 30, 2018[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Please see the Fund’s current Statement of Additional Information for further details.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[5]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.35% for Class A, 2.10% for Class C, 0.90% for Class R6, 1.20% for Administrator Class, and 0.95% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[6]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Small Company Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$968.23	$6.46	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.63	1.31%
Class C
Actual	$1,000.00	$964.67	$10.15	2.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.74	$10.40	2.06%
Class R6
Actual	$1,000.00	$970.32	$4.35	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46	0.88%
Administrator Class
Actual	$1,000.00	$968.73	$5.92	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Institutional Class
Actual	$1,000.00	$970.10	$4.69	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Small Company Growth Fund	9

Security name	Value

Investment Companies: 99.99%

Affiliated Master Portfolio: 99.99%
Wells Fargo Small Company Growth Portfolio	$1,940,297,388

Total Investment Companies (Cost $1,492,235,770)	1,940,297,388

Total investments in securities (Cost $1,492,235,770)	99.99%	1,940,297,388
Other assets and liabilities, net	0.01	107,193

Total net assets	100.00%	$1,940,404,581

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Growth Portfolio	99%	98%	$129,622,159	$(185,190,642)	$5,957,460	$792,156	$376,362	$1,940,297,388	99.99%

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Small Company Growth Fund	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $1,492,235,770)	$1,940,297,388
Receivable for Fund shares sold	2,277,707
Prepaid expenses and other assets	79,193

Total assets	1,942,654,288

Liabilities
Payable for Fund shares redeemed	1,834,865
Administration fees payable	170,385
Management fee payable	43,842
Distribution fee payable	11,461
Trustees’ fees and expenses payable	2,743
Accrued expenses and other liabilities	186,411

Total liabilities	2,249,707

Total net assets	$1,940,404,581

NET ASSETS CONSIST OF
Paid-in capital	$1,374,480,400
Total distributable earnings	565,924,181

Total net assets	$1,940,404,581

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$64,897,754
Shares outstanding – Class A1	1,182,888
Net asset value per share – Class A	$54.86
Maximum offering price per share – Class A2	$58.21
Net assets – Class C	$17,531,269
Shares outstanding – Class C1	360,741
Net asset value per share – Class C	$48.60
Net assets – Class R6	$617,247,844
Shares outstanding – Class R6[1]	10,546,282
Net asset value per share – Class R6	$58.53
Net assets – Administrator Class	$108,876,120
Shares outstanding – Administrator Class[1]	1,909,640
Net asset value per share – Administrator Class	$57.01
Net assets – Institutional Class	$1,131,851,594
Shares outstanding – Institutional Class[1]	19,381,006
Net asset value per share – Institutional Class	$58.40

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo Small Company Growth Fund	11

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $49,519)	$5,957,460
Affiliated income allocated from affiliated Master Portfolio	792,156
Securities lending income allocated from affiliated Master Portfolio	376,362
Expenses allocated from affiliated Master Portfolio	(8,106,179)

Total investment income	(980,201)

Expenses
Management fee	523,269
Administration fees
Class A	79,143
Class C	20,684
Class R6	101,235
Administrator Class	77,092
Institutional Class	782,925
Shareholder servicing fees
Class A	94,218
Class C	24,623
Administrator Class	148,254
Distribution fee
Class C	73,870
Custody and accounting fees	28,553
Professional fees	15,176
Registration fees	87,694
Shareholder report expenses	124,022
Trustees’ fees and expenses	11,724
Other fees and expenses	11,901

Total expenses	2,204,383
Less: Fee waivers and/or expense reimbursements	(207,417)

Net expenses	1,996,966

Net investment loss	(2,977,167)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	129,622,159
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(185,190,642)

Net realized and unrealized gains (losses) on investments	(55,568,483)

Net decrease in net assets resulting from operations	$(58,545,650)

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Company Growth Fund	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018¹

Operations
Net investment loss		$(2,977,167)		$(6,731,559)
Net realized gains on investments		129,622,159		118,893,213
Net change in unrealized gains (losses) on investments		(185,190,642)		342,601,168

Net increase (decrease) in net assets resulting from operations		(58,545,650)		454,762,822

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	203,013	11,810,907	418,324	20,519,628
Class C	4,503	232,818	16,011	676,399
Class R6	1,943,279	121,150,949	3,523,131	188,048,494
Administrator Class	287,391	17,332,747	359,239	18,697,115
Institutional Class	3,112,756	191,235,820	5,366,558	285,015,561

		341,763,241		512,957,197

Payment for shares redeemed
Class A	(362,517)	(21,080,175)	(795,177)	(39,090,958)
Class C	(40,306)	(2,057,557)	(184,692)	(8,044,725)
Class R6	(1,652,011)	(103,405,519)	(2,181,955)	(117,000,267)
Administrator Class	(322,229)	(19,382,166)	(1,253,278)	(62,203,048)
Institutional Class	(3,158,280)	(195,439,195)	(7,602,523)	(404,594,261)

		(341,364,612)		(630,933,259)

Net increase (decrease) in net assets resulting from capital share transactions		398,629		(117,976,062)

Total increase (decrease) in net assets		(58,147,021)		336,786,760

Net assets
Beginning of period		1,998,551,602		1,661,764,842

End of period		$1,940,404,581		$1,998,551,602

¹

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at May 31, 2018 was $3,054,501.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Growth Fund	13

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$56.66	$44.26	$37.69	$44.23	$39.44	$34.23
Net investment loss	(0.19)[1]	(0.35)[1]	(0.28)[1]	(0.22)[1]	(0.37)[1]	(0.37)[1]
Net realized and unrealized gains (losses) on investments	(1.61)	12.75	6.85	(6.05)	7.08	7.98

Total from investment operations	(1.80)	12.40	6.57	(6.27)	6.71	7.61
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.27)	(1.92)	(2.40)
Net asset value, end of period	$54.86	$56.66	$44.26	$37.69	$44.23	$39.44
Total return[2]	(3.18)%	28.02%	17.43%	(14.20)%	17.51%	22.63%
Ratios to average net assets (annualized)
Gross expenses[3]	1.31%	1.32%	1.33%	1.34%	1.41%	1.45%
Net expenses[3]	1.31%	1.32%	1.33%	1.34%	1.40%	1.41%
Net investment loss[3]	(0.64)%	(0.71)%	(0.68)%	(0.57)%	(0.90)%	(0.96)%
Supplemental data
Portfolio turnover rate[4]	30%	37%	82%	49%	58%	77%
Net assets, end of period (000s omitted)	$64,898	$76,065	$76,087	$128,675	$85,588	$30,364

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.77%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%
Year ended May 31, 2014	0.83%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$50.38	$39.65	$34.02	$40.25	$36.32	$31.91
Net investment loss	(0.36)[1]	(0.64)[1]	(0.54)[1]	(0.46)[1]	(0.63)[1]	(0.62)[1]
Net realized and unrealized gains (losses) on investments	(1.42)	11.37	6.17	(5.50)	6.48	7.43

Total from investment operations	(1.78)	10.73	5.63	(5.96)	5.85	6.81
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.27)	(1.92)	(2.40)
Net asset value, end of period	$48.60	$50.38	$39.65	$34.02	$40.25	$36.32
Total return[2]	(3.53)%	27.06%	16.55%	(14.84)%	16.62%	21.75%
Ratios to average net assets (annualized)
Gross expenses[3]	2.06%	2.07%	2.08%	2.09%	2.16%	2.20%
Net expenses[3]	2.06%	2.07%	2.08%	2.09%	2.15%	2.16%
Net investment loss[3]	(1.38)%	(1.47)%	(1.43)%	(1.32)%	(1.64)%	(1.71)%
Supplemental data
Portfolio turnover rate[4]	30%	37%	82%	49%	58%	77%
Net assets, end of period (000s omitted)	$17,531	$19,979	$22,410	$26,946	$17,334	$6,546

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.77%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%
Year ended May 31, 2014	0.83%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Growth Fund	15

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS R6		2018	2017	2016	2015[1]
Net asset value, beginning of period	$60.31	$46.91	$39.77	$46.45	$42.98
Net investment loss	(0.06)	(0.14)	(0.11)	(0.03)	(0.09)[2]
Net realized and unrealized gains (losses) on investments	(1.72)	13.54	7.25	(6.38)	5.48

Total from investment operations	(1.78)	13.40	7.14	(6.41)	5.39
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.27)	(1.92)
Net asset value, end of period	$58.53	$60.31	$46.91	$39.77	$46.45
Total return[3]	(2.97)%	28.59%	17.95%	(13.83)%	13.00%
Ratios to average net assets (annualized)
Gross expenses[4]	0.88%	0.89%	0.90%	0.91%	0.91%
Net expenses[4]	0.88%	0.89%	0.90%	0.90%	0.90%
Net investment loss[4]	(0.20)%	(0.29)%	(0.25)%	(0.09)%	(0.34)%
Supplemental data
Portfolio turnover rate[5]	30%	37%	82%	49%	58%
Net assets, end of period (000s omitted)	$617,248	$618,523	$418,111	$229,391	$644

[1]	For the period from October 31, 2014 (commencement of class operations) to May 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.77%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015[1]	0.81%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$58.85	$45.91	$39.05	$45.73	$40.64	$35.13
Net investment loss	(0.18)	(0.30)[1]	(0.24)[1]	(0.19)[1]	(0.30)[1]	(0.26)[1]
Net realized and unrealized gains (losses) on investments	(1.66)	13.24	7.10	(6.22)	7.31	8.17

Total from investment operations	(1.84)	12.94	6.86	(6.41)	7.01	7.91
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.27)	(1.92)	(2.40)
Net asset value, end of period	$57.01	$58.85	$45.91	$39.05	$45.73	$40.64
Total return[2]	(3.13)%	28.19%	17.57%	(14.04)%	17.73%	22.92%
Ratios to average net assets (annualized)
Gross expenses[3]	1.23%	1.24%	1.25%	1.25%	1.24%	1.29%
Net expenses[3]	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss[3]	(0.52)%	(0.60)%	(0.55)%	(0.46)%	(0.70)%	(0.74)%
Supplemental data
Portfolio turnover rate[4]	30%	37%	82%	49%	58%	77%
Net assets, end of period (000s omitted)	$108,876	$114,429	$130,311	$130,104	$185,267	$118,456

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.77%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%
Year ended May 31, 2014	0.83%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Growth Fund	17

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$60.20	$46.85	$39.75	$46.44	$41.14	$35.46
Net investment loss	(0.08)	(0.19)	(0.15)	(0.09)	(0.20)[1]	(0.20)[1]
Net realized and unrealized gains (losses) on investments	(1.72)	13.54	7.25	(6.33)	7.42	8.28

Total from investment operations	(1.80)	13.35	7.10	(6.42)	7.22	8.08
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.27)	(1.92)	(2.40)
Net asset value, end of period	$58.40	$60.20	$46.85	$39.75	$46.44	$41.14
Total return[2]	(2.99)%	28.50%	17.86%	(13.85)%	18.03%	23.19%
Ratios to average net assets (annualized)
Gross expenses[3]	0.98%	0.99%	1.00%	1.01%	0.98%	1.02%
Net expenses[3]	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment loss[3]	(0.27)%	(0.35)%	(0.31)%	(0.18)%	(0.45)%	(0.49)%
Supplemental data
Portfolio turnover rate[4]	30%	37%	82%	49%	58%	77%
Net assets, end of period (000s omitted)	$1,131,852	$1,169,555	$1,014,847	$678,699	$457,542	$186,581

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.77%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%
Year ended May 31, 2014	0.83%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Company Growth Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements. As of November 30, 2018, the Fund owned 98% of Wells Fargo Small Company Growth Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements (unaudited)	Wells Fargo Small Company Growth Fund	19

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $1,508,464,441 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$431,832,947
Gross unrealized losses	0
Net unrealized gains	$431,832,947

As of May 31, 2018, the Fund had a qualified late-year ordinary loss of $3,158,480 which was recognized on the first day of the current fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation	$1,940,297,388

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

20	Wells Fargo Small Company Growth Fund	Notes to financial statements (unaudited)

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 0.90% for Class R6 shares, 1.20% for Administrator Class shares, and 0.95% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2018, Funds Distributor received $928 from the sale of Class A shares and $11 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the six months ended November 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2018 were $648,806,803 and $598,073,839, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Fund under the agreement.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements (unaudited)	Wells Fargo Small Company Growth Fund	21

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. SUBSEQUENT DISTRIBUTIONS

On December 12, 2018, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 11, 2018. The per share amounts payable on December 13, 2018 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.96615	$3.13850
Class C	0.96615	3.13850
Class R6	0.96615	3.13850
Administrator Class	0.96615	3.13850
Institutional Class	0.96615	3.13850

These distributions are not reflected in the accompanying financial statements.

22	Wells Fargo Small Company Growth Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Common Stocks: 95.97%

Communication Services: 0.78%

Entertainment: 0.78%
Lions Gate Entertainment Class A «	220,943	$4,288,504
Lions Gate Entertainment Class B	625,131	11,271,108

		15,559,612

Consumer Discretionary: 10.24%

Auto Components: 0.81%
Fox Factory Holding Corporation †	252,595	16,092,827

Diversified Consumer Services: 1.45%
Houghton Mifflin Harcourt Company †	1,185,804	11,798,750
Strategic Education Incorporated	125,366	17,111,205

		28,909,955

Hotels, Restaurants & Leisure: 4.66%
Dave & Buster’s Entertainment Incorporated	302,658	17,209,134
Eldorado Resorts Incorporated †	691,750	30,423,165
Extended Stay America Incorporated	1,390,010	25,298,182
International Game Technology «	1,138,045	19,585,754

		92,516,235

Specialty Retail: 2.54%
At Home Group Incorporated †	546,990	15,589,215
Burlington Stores Incorporated †	120,802	20,024,140
Monro Muffler Brake Incorporated	181,704	14,776,169

		50,389,524

Textiles, Apparel & Luxury Goods: 0.78%
G-III Apparel Group Limited †	388,967	15,589,797

Consumer Staples: 2.23%

Food & Staples Retailing: 1.26%
Performance Food Group Company †	726,749	25,043,771

Household Products: 0.97%
Central Garden & Pet Company Class A †	621,308	19,322,679

Energy: 1.96%

Oil, Gas & Consumable Fuels: 1.96%
Berry Petroleum Corporation	528,221	6,544,658
Diamondback Energy Incorporated «	52,888	5,837,777
GasLog Limited	676,288	14,039,739
Parsley Energy Incorporated Class A †	620,416	12,488,974

		38,911,148

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Small Company Growth Portfolio	23

Security name	Shares	Value

Financials: 8.26%

Banks: 1.40%
ServisFirst Bancshares Incorporated	383,691	$15,105,915
Triumph Bancorp Incorporated †	330,617	12,656,019

		27,761,934

Capital Markets: 3.77%
Evercore Partners Incorporated Class A	319,055	26,341,181
Focus Financial Partners Class A †	145,447	4,497,221
Stifel Financial Corporation	390,803	18,864,061
Virtu Financial Incorporated Class A	519,566	13,077,476
Virtus Investment Partners Incorporated	127,020	12,066,900

		74,846,839

Consumer Finance: 0.75%
FirstCash Financial Services Incorporated	165,860	14,769,833

Insurance: 1.23%
Argo Group International Holdings Limited	353,036	24,472,456

Thrifts & Mortgage Finance: 1.11%
Essent Group Limited †	573,620	22,118,787

Health Care: 25.97%

Biotechnology: 6.15%
ACADIA Pharmaceuticals Incorporated «†	509,830	9,717,360
Alnylam Pharmaceuticals Incorporated †	149,068	12,098,359
Array BioPharma Incorporated †	833,745	13,281,558
CareDx Incorporated †	421,470	12,336,427
Emergent BioSolutions Incorporated †	182,790	13,314,424
Flexion Therapeutics Incorporated «†	580,141	9,462,100
Galapagos NV †	66,089	6,656,484
Intercept Pharmaceuticals Incorporated «†	80,509	8,929,253
Intrexon Corporation «†	479,975	4,703,755
Ionis Pharmaceuticals Incorporated †	200,971	11,714,600
Natera Incorporated †	399,827	6,925,004
Portola Pharmaceuticals Incorporated «†	340,606	7,442,241
Sangamo Biosciences Incorporated «†	456,301	5,644,443

		122,226,008

Health Care Equipment & Supplies: 9.41%
Atricure Incorporated †	500,465	16,760,573
Axogen Incorporated †	281,727	9,432,220
Cerus Corporation †	1,467,085	7,702,196
DexCom Incorporated †	170,041	22,035,613
Glaukos Corporation †	202,464	13,338,328
Inogen Incorporated †	121,572	17,914,850
Merit Medical Systems Incorporated †	305,452	19,258,749
Novocure Limited †	378,607	12,993,792
Nuvectra Corporation †	497,704	9,939,149

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Small Company Growth Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Health Care Equipment & Supplies (continued)
OraSure Technologies Incorporated †	800,567	$10,167,201
SI-BONE Incorporated †	257,699	4,628,274
Tactile Systems Technology Class I †	404,047	22,723,603
Wright Medical Group NV «†	718,547	20,090,574

		186,985,122

Health Care Providers & Services: 2.62%
AMN Healthcare Services Incorporated †	297,397	18,944,189
HealthEquity Incorporated †	210,851	18,700,375
PetIQ Incorporated «†	463,699	14,467,409

		52,111,973

Health Care Technology: 4.82%
Allscripts Healthcare Solutions Incorporated †	932,344	9,519,232
athenahealth Incorporated †	97,523	12,980,311
Evolent Health Incorporated Class A «†	641,487	16,486,216
Medidata Solutions Incorporated †	229,240	17,699,620
Tabula Rasa Healthcare Incorporated †	179,975	13,584,513
Teladoc Incorporated «†	246,318	15,382,559
Vocera Communications Incorporated †	253,145	10,059,982

		95,712,433

Life Sciences Tools & Services: 2.60%
ICON plc ADR †	180,191	26,077,242
Syneos Health Incorporated †	492,660	25,480,375

		51,557,617

Pharmaceuticals: 0.37%
Pacira Pharmaceuticals Incorporated †	150,978	7,296,767

Industrials: 18.86%

Aerospace & Defense: 1.29%
AAR Corporation	260,688	11,389,459
Kratos Defense & Security Solutions Incorporated †	1,064,071	14,152,144

		25,541,603

Air Freight & Logistics: 0.63%
Hub Group Incorporated Class A †	282,319	12,546,256

Building Products: 2.93%
A.O. Smith Corporation	428,901	20,321,329
JELD-WEN Holding Incorporated †	435,177	8,294,474
Masonite International Corporation †	197,029	10,574,546
NCI Building Systems Incorporated †	495,287	5,621,507
PGT Incorporated †	696,997	13,431,132

		58,242,988

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Small Company Growth Portfolio	25

Security name	Shares	Value

Commercial Services & Supplies: 2.43%
Copart Incorporated †	550,542	$28,176,740
KAR Auction Services Incorporated	352,923	20,166,020

		48,342,760

Construction & Engineering: 1.56%
Dycom Industries Incorporated †	132,817	8,800,454
Granite Construction Incorporated	438,270	22,189,610

		30,990,064

Electrical Equipment: 0.78%
GrafTech International Limited	981,817	15,522,527

Machinery: 4.71%
AGCO Corporation	275,107	16,418,386
Circor International Incorporated	426,144	14,105,366
Gardner Denver Holdings Incorporated †	778,945	19,278,889
Gates Industrial Corporation plc †	909,134	13,391,544
SPX Corporation †	640,610	18,949,244
Wabash National Corporation	736,405	11,443,734

		93,587,163

Professional Services: 1.86%
ASGN Incorporated †	375,130	25,977,753
ICF International Incorporated	155,000	10,854,650

		36,832,403

Road & Rail: 2.67%
Genesee & Wyoming Incorporated Class A †	265,911	22,145,068
Knight-Swift Transportation Holdings Incorporated «	390,442	13,532,720
Schneider National Incorporated Class B	776,605	17,341,590

		53,019,378

Information Technology: 23.30%

Communications Equipment: 1.90%
Ciena Corporation †	595,130	19,413,141
Lumentum Holdings Incorporated †	411,808	18,313,102

		37,726,243

Electronic Equipment, Instruments & Components: 0.70%
Tech Data Corporation †	155,175	13,957,991

IT Services: 1.39%
LiveRamp Holdings incorporated †	582,466	27,550,642

Semiconductors & Semiconductor Equipment: 4.25%
Axcelis Technologies Incorporated †	622,577	12,401,734
Cypress Semiconductor Corporation	1,604,817	22,306,956
FormFactor Incorporated †	849,007	14,000,125

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Small Company Growth Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Nanometrics Incorporated †	230,720	$7,410,726
Silicon Motion Technology Corporation ADR	287,295	10,305,272
Teradyne Incorporated	507,440	18,110,534

		84,535,347

Software: 15.06%
2U Incorporated †	273,473	15,968,088
Benefitfocus Incorporated «†	284,255	14,241,176
Box Incorporated Class A †	949,878	17,848,208
Cadence Design Systems Incorporated †	513,817	23,142,318
Cloudera Incorporated «†	541,404	6,680,925
Cornerstone OnDemand Incorporated †	401,905	21,952,051
CyberArk Software Limited †	244,869	18,154,588
Hortonworks Incorporated †	515,977	8,307,230
Mimecast Limited †	336,245	12,518,401
New Relic Incorporated †	166,057	14,478,510
Nuance Communications Incorporated †	1,050,477	16,797,127
PTC Incorporated †	311,553	26,946,219
RealPage Incorporated †	504,512	26,022,729
SS&C Technologies Holdings Incorporated	548,287	26,400,019
Talend SA ADR †	166,575	5,786,816
The Ultimate Software Group Incorporated †	58,642	15,476,797
Zendesk Incorporated †	317,025	18,840,796
Zuora Incorporated †	503,332	9,578,408

		299,140,406

Materials: 3.55%

Chemicals: 1.64%
Orion Engineered Carbons SA	587,687	15,350,384
Platform Specialty Products Corporation †	1,457,436	17,154,022

		32,504,406

Construction Materials: 0.57%
US Concrete Incorporated «†	289,129	11,371,444

Metals & Mining: 0.68%
Steel Dynamics Incorporated	382,553	13,465,866

Paper & Forest Products: 0.66%
Boise Cascade Company	493,778	13,124,619

Real Estate: 0.82%

Equity REITs: 0.82%
QTS Realty Trust Incorporated Class A	402,225	16,326,313

Total Common Stocks (Cost $1,415,576,158)		1,906,523,736

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Small Company Growth Portfolio	27

Security name		Expiration date	Shares	Value

Rights: 0.00%

Consumer Discretionary: 0.00%

Media: 0.00%
Media General Incorporated †(a)		12-31-2018	347,897	$0

Total Rights (Cost $0)				0

	Yield
Short-Term Investments: 9.12%

Investment Companies: 9.12%
Securities Lending Cash Investments LLC (l)(r)(u)	2.38%		103,665,092	103,675,459
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.13		77,472,520	77,472,520

Total Short-Term Investments (Cost $181,139,512)				181,147,979

Total investments in securities (Cost $1,596,715,670)	105.09%	2,087,671,715
Other assets and liabilities, net	(5.09)	(101,115,828)

Total net assets	100.00%	$1,986,555,887

«	All or a portion of this security is on loan.

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	217,573,353	363,958,132	477,866,393	103,665,092	$3,725	$(4,399)	$384,087	$103,675,459
Wells Fargo Government Money Market Fund Select Class	48,273,067	451,113,402	421,913,949	77,472,520	0	0	809,041	77,472,520

					$3,725	$(4,399)	$1,193,128	$181,147,979	9.12%

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Small Company Growth Portfolio	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in unaffiliated securities (including $101,132,649 of securities loaned), at value (cost $1,415,576,158)	$1,906,523,736
Investments in affiliated securities, at value (cost $181,139,512)	181,147,979
Receivable for investments sold	11,888,851
Receivable for dividends	986,814
Receivable for securities lending income	32,421
Prepaid expenses and other assets	14,232

Total assets	2,100,594,033

Liabilities
Payable upon receipt of securities loaned	103,658,299
Payable for investments purchased	8,986,856
Advisory fee payable	1,317,939
Accrued expenses and other liabilities	75,052

Total liabilities	114,038,146

Total net assets	$1,986,555,887

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo Small Company Growth Portfolio	29

Investment income
Dividends (net of foreign dividend withholding taxes of $50,627)	$6,087,195
Income from affiliated securities	809,041
Securities lending income from affiliates, net	384,087

Total investment income	7,280,323

Expenses
Advisory fee	8,181,488
Custody and accounting fees	43,093
Professional fees	24,562
Shareholder report expenses	1,003
Trustees’ fees and expenses	11,037
Other fees and expenses	12,652

Net expenses	8,273,835

Net investment loss	(993,512)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	132,393,856
Affiliated securities	3,725

Net realized gains on investments	132,397,581

Net change in unrealized gains (losses) on:
Unaffiliated securities	(190,112,536)
Affiliated securities	(4,399)

Net change in unrealized gains (losses) on investments	(190,116,935)

Net realized and unrealized gains (losses) on investments	(57,719,354)

Net decrease in net assets resulting from operations	$(58,712,866)

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Small Company Growth Portfolio	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)	Year ended May 31, 2018

Operations
Net investment loss	$(993,512)	$(3,185,500)
Net realized gains on investments	132,397,581	120,175,795
Net change in unrealized gains (losses) on investments	(190,116,935)	344,244,383

Net increase (decrease) in net assets resulting from operations	(58,712,866)	461,234,678

Capital transactions
Transactions in investors’ beneficial interests
Contributions	147,344,346	105,533,154
Withdrawals	(110,569,303)	(231,798,568)

Net increase (decrease) in net assets resulting from capital transactions	36,775,043	(126,265,414)

Total increase (decrease) in net assets	(21,937,823)	334,969,264

Net assets
Beginning of period	2,008,493,710	1,673,524,446

End of period	$1,986,555,887	$2,008,493,710

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Growth Portfolio	31

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
		2018	2017	2016	2015	2014
Total return¹	(2.93)%	28.74%	18.15%	(13.86)%	18.07%	23.47%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%	0.79%	0.80%	0.82%	0.83%
Net expenses	0.78%	0.78%	0.79%	0.80%	0.82%	0.83%
Net investment loss	(0.09)%	(0.18)%	(0.14)%	(0.03)%	(0.32)%	(0.37)%
Supplemental data
Portfolio turnover rate	30%	37%	82%	49%	58%	77%

¹	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Small Company Growth Portfolio	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The

Notes to financial statements (unaudited)	Wells Fargo Small Company Growth Portfolio	33

Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $1,615,904,005 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$570,893,431
Gross unrealized losses	(99,125,721)
Net unrealized gains	$471,767,710

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

34	Wells Fargo Small Company Growth Portfolio	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Communication services	$15,559,612	$0	$0	$15,559,612
Consumer discretionary	203,498,338	0	0	203,498,338
Consumer staples	44,366,450	0	0	44,366,450
Energy	38,911,148	0	0	38,911,148
Financials	163,969,849	0	0	163,969,849
Health care	515,889,920	0	0	515,889,920
Industrials	374,625,142	0	0	374,625,142
Information technology	462,910,629	0	0	462,910,629
Materials	70,466,335	0	0	70,466,335
Real estate	16,326,313	0	0	16,326,313

Rights
Consumer discretionary	0	0	0	0

Short-term investments
Investment companies	77,472,520	103,675,459	0	181,147,979
Total assets	$1,983,996,256	$103,675,459	$0	$2,087,671,715

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At November 30, 2018, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Portfolio increase. For the six months ended November 30, 2018, the advisory fee was equivalent to an annual rate of 0.77% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Peregrine Capital Management, LLC, which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.50% and declining to 0.45% as the average daily net assets of the of Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2018 were $664,274,962 and $612,332,477, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under

Notes to financial statements (unaudited)	Wells Fargo Small Company Growth Portfolio	35

the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A portfolio that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

36	Wells Fargo Small Company Growth Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Small Company Growth Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

38	Wells Fargo Small Company Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Small Company Growth Fund	39

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

40	Wells Fargo Small Company Growth Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

318979 01-19 SA285/SAR285 11-18

Semi-Annual Report

November 30, 2018

Small Company Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Company Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the third quarter of 2018.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Small Company Value Fund for the six-month period that ended November 30, 2018. During the reporting period, the U.S. generated encouraging economic and business data that was offset by less positive and more inconsistent data from international markets. Investment returns were restrained in comparison with recent periods as geopolitical tensions and uncertainty tended to distract investors from more favorable underlying trends.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.02% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.37%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.30% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.67%. The Bloomberg Barclays Municipal Bond Index6 gained 0.42%. The ICE BofAML U.S. High Yield Index7 was up 0.19%.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the third quarter of 2018. The U.S. government’s decision during the second quarter to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in September after an increase of 0.2% in both July and August. On a year-over-year basis, the all-items index rose 2.3% for the 12 months that ended September 30, 2018, after a seasonal adjustment. The rate of increase was slower than that recorded during the first half of 2018. The index for all items less food and energy rose 2.2% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Small Company Value Fund	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.01% and 3.30%, respectively, on November 30, 2018. Investor concerns about an inverted yield curve reemerged, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

November saw improvement in many equity markets.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed. Markets rebounded somewhat in November as the S&P 500 Index gained 2.04%, the MSCI ACWI ex USA Index (Net) added 0.95%, and the MSCI EM Index (Net) was up 4.12% as the uncertainty leading up to midterm elections in the U.S. was resolved and progress seemed to be possible on several international trade issues.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In early August, the Bank of England’s Monetary Policy Committee increased its key interest rate to 0.75%. The European Central Bank and the Bank of Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the People’s Bank of China cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo Small Company Value Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Small Company Value Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Jeff Goverman

Garth R. Nisbet, CFA®‡

Craig Pieringer, CFA®‡

Average annual total returns (%) as of November 30, 20182

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (SCVAX)	1-31-2002	(8.24)	4.92	14.32	(2.64)	6.17	15.00	1.46	1.15
Class C (SCVFX)	8-30-2002	(4.39)	5.37	14.15	(3.39)	5.37	14.15	2.21	1.90
Class R6 (SCVJX)	10-31-2016	–	–	–	(2.24)	6.50	15.35	1.03	0.75
Administrator Class (SCVIX)	1-31-2002	–	–	–	(2.53)	6.34	15.25	1.38	1.05
Institutional Class (SCVNX)	7-30-2010	–	–	–	(2.29)	6.55	15.44	1.13	0.85
Russell 2000® Value Index[5]	–	–	–	–	(1.83)	6.71	12.50	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Value Fund	7

Ten largest holdings (%) as of November 30, 2018[6]
Hawaiian Electric Industries Incorporated	1.34
CareTrust REIT Incorporated	1.24
Armada Hoffler Properties Incorporated	1.19
Independence Realty Trust Incorporated	1.19
CBIZ Incorporated	1.17
EnerSys	1.13
Potlatch Corporation	1.12
State Auto Financial Corporation	1.07
Agree Realty Corporation	1.05
Royal Gold Incorporated	1.05

Sector distribution as of November 30, 2018[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had been included, returns for Class R6 shares would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[3]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]

The manager has contractually committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from funds in which the affiliated master portfolio invests (if any), and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Small Company Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$925.17	$5.55	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Class C
Actual	$1,000.00	$921.20	$9.15	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60	1.90%
Class R6
Actual	$1,000.00	$926.63	$3.62	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Administrator Class
Actual	$1,000.00	$925.42	$5.07	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Institutional Class
Actual	$1,000.00	$926.53	$4.11	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Small Company Value Fund	9

Security name	Value

Investment Companies: 99.11%

Affiliated Master Portfolio: 99.11%
Wells Fargo Small Company Value Portfolio	$82,862,034

Total Investment Companies (Cost $88,928,679)	82,862,034

Total investments in securities (Cost $88,928,679)	99.11%	82,862,034
Other assets and liabilities, net	0.89	740,493

Total net assets	100.00%	$83,602,527

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Value Portfolio	87%	48%	$(5,181,839)	$(3,772,725)	$909,176	$49,609	$11,827	$82,862,034	99.11%

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Small Company Value Fund	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $88,928,679)	$82,862,034
Receivable for Fund shares sold	641,133
Receivable from manager	17,224
Prepaid expenses and other assets	146,563

Total assets	83,666,954

Liabilities
Payable for Fund shares redeemed	33,454
Administration fees payable	11,721
Shareholder servicing fees payable	9,077
Custodian and accounting fees payable	6,893
Trustees’ fees and expenses payable	2,070
Distribution fee payable	1,212

Total liabilities	64,427

Total net assets	$83,602,527

NET ASSETS CONSIST OF
Paid-in capital	$98,760,807
Total distributable loss	(15,158,280)

Total net assets	$83,602,527

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$13,196,997
Shares outstanding – Class A1	498,827
Net asset value per share – Class A	$26.46
Maximum offering price per share – Class A2	$28.07
Net assets – Class C	$1,834,019
Shares outstanding – Class C1	78,429
Net asset value per share – Class C	$23.38
Net assets – Class R6	$463,673
Shares outstanding – Class R6[1]	16,996
Net asset value per share – Class R6	$27.28
Net assets – Administrator Class	$15,225,471
Shares outstanding – Administrator Class[1]	562,953
Net asset value per share – Administrator Class	$27.05
Net assets – Institutional Class	$52,882,367
Shares outstanding – Institutional Class[1]	1,941,584
Net asset value per share – Institutional Class	$27.24

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo Small Company Value Fund	11

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $891)	$909,176
Securities lending income allocated from affiliated Master Portfolio	49,609
Affiliated income allocated from affiliated Master Portfolio	11,827
Expenses allocated from affiliated Master Portfolio	(523,645)
Waivers allocated from affiliated Master Portfolio	59,005

Total investment income	505,972

Expenses
Management fee	30,974
Administration fees
Class A	15,490
Class C	2,080
Class R6	66
Administrator Class	30,298
Institutional Class	39,073
Shareholder servicing fees
Class A	18,440
Class C	2,476
Administrator Class	58,060
Distribution fee
Class C	7,427
Custody and accounting fees	6,104
Professional fees	13,746
Registration fees	36,097
Shareholder report expenses	5,613
Trustees’ fees and expenses	11,201
Other fees and expenses	4,539

Total expenses	281,684
Less: Fee waivers and/or expense reimbursements	(139,786)

Net expenses	141,898

Net investment income	364,074

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(5,181,839)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(3,772,725)

Net realized and unrealized gains (losses) on investments	(8,954,564)

Net decrease in net assets resulting from operations	$(8,590,490)

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Company Value Fund	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$364,074		$872,024
Net realized gains (losses) on investments		(5,181,839)		41,508,619
Net change in unrealized gains (losses) on investments		(3,772,725)		(18,058,560)

Net increase (decrease) in net assets resulting from operations		(8,590,490)		24,322,083

Distributions to shareholders from net investment income and net realized gains
Class A		0		(52,718)
Class R6		0		(2,568)
Administrator Class		0		(283,478)
Institutional Class		0		(383,137)

Total distributions to shareholders		0		(721,901)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	44,620	1,284,047	60,419	1,605,930
Class C	5,317	137,283	14,660	329,415
Class R6	10,495	307,465	15,174	412,649
Administrator Class	100,747	2,997,805	100,581	2,701,458
Institutional Class	624,291	18,319,092	431,742	11,786,334

		23,045,692		16,835,786

Reinvestment of distributions
Class A	0	0	1,785	48,755
Class R6	0	0	84	2,350
Administrator Class	0	0	10,156	283,362
Institutional Class	0	0	13,529	379,367

		0		713,834

Payment for shares redeemed
Class A	(93,449)	(2,675,508)	(192,694)	(5,099,087)
Class C	(4,923)	(123,732)	(28,318)	(663,810)
Class R6	(4,430)	(125,350)	(5,501)	(154,810)
Administrator Class	(1,603,499)	(45,312,886)	(392,453)	(10,624,027)
Institutional Class	(756,487)	(21,935,144)	(481,774)	(13,221,590)

		(70,172,620)		(29,763,324)

Net decrease in net assets resulting from capital share transactions		(47,126,928)		(12,213,704)

Total increase (decrease) in net assets		(55,717,418)		11,386,478

Net assets
Beginning of period		139,319,945		127,933,467

End of period		$83,602,527		$139,319,945

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $358,050. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Fund	13

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$28.60	$24.01	$20.22	$21.42	$20.08	$17.10
Net investment income	0.05	0.09	0.05	0.08	0.07	0.06
Net realized and unrealized gains (losses) on investments	(2.19)	4.58	3.75	(1.25)	1.27	2.92

Total from investment operations	(2.14)	4.67	3.80	(1.17)	1.34	2.98
Distributions to shareholders from
Net investment income	0.00	(0.08)	(0.01)	(0.03)	0.00	0.00
Net asset value, end of period	$26.46	$28.60	$24.01	$20.22	$21.42	$20.08
Total return[1]	(7.48)%	19.48%	18.86%	(5.48)%	6.62%	17.43%
Ratios to average net assets (annualized)
Gross expenses[2]	1.39%	1.47%	1.47%	1.48%	1.50%	1.56%
Net expenses[2]	1.15%	1.33%	1.35%	1.37%	1.40%	1.42%
Net investment income[2]	0.42%	0.46%	0.20%	0.11%	0.33%	0.33%
Supplemental data
Portfolio turnover rate[3]	86%	144%	110%	72%	54%	47%
Net assets, end of period (000s omitted)	$13,197	$15,665	$16,280	$23,151	$26,339	$26,517

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%
Year ended May 31, 2014	0.85%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$25.38	$21.40	$18.15	$19.34	$18.27	$15.68
Net investment loss	(0.02)	(0.07)[1]	(0.11)[1]	(0.11)[1]	(0.08)[1]	(0.07)[1]
Net realized and unrealized gains (losses) on investments	(1.98)	4.05	3.36	(1.08)	1.15	2.66

Total from investment operations	(2.00)	3.98	3.25	(1.19)	1.07	2.59
Net asset value, end of period	$23.38	$25.38	$21.40	$18.15	$19.34	$18.27
Total return[2]	(7.88)%	18.60%	17.97%	(6.20)%	5.86%	16.52%
Ratios to average net assets (annualized)
Gross expenses[3]	2.14%	2.21%	2.22%	2.23%	2.26%	2.31%
Net expenses[3]	1.90%	2.08%	2.10%	2.12%	2.15%	2.17%
Net investment loss[3]	(0.32)%	(0.29)%	(0.54)%	(0.62)%	(0.42)%	(0.42)%
Supplemental data
Portfolio turnover rate[4]	86%	144%	110%	72%	54%	47%
Net assets, end of period (000s omitted)	$1,834	$1,980	$1,962	$2,004	$2,602	$2,192

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%
Year ended May 31, 2014	0.85%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Fund	15

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS R6		2018	2017[1]
Net asset value, beginning of period	$29.44	$24.69	$21.37
Net investment income	0.13 [2]	0.29 [2]	0.08
Net realized and unrealized gains (losses) on investments	(2.29)	4.65	3.33

Total from investment operations	(2.16)	4.94	3.41
Distributions to shareholders from
Net investment income	0.00	(0.19)	(0.09)
Net asset value, end of period	$27.28	$29.44	$24.69
Total return[3]	(7.34)%	20.03%	15.95%
Ratios to average net assets (annualized)
Gross expenses[4]	0.96%	1.03%	1.02%
Net expenses[4]	0.75%	0.88%	0.90%
Net investment income[4]	0.87%	1.04%	0.58%
Supplemental data
Portfolio turnover rate[5]	86%	144%	110%
Net assets, end of period (000s omitted)	$464	$322	$29

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%
Year ended May 31, 2014	0.85%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$29.23	$24.53	$20.66	$21.90	$20.49	$17.42
Net investment income	0.08 [1]	0.20	0.08 [1]	0.13	0.11	0.12
Net realized and unrealized gains (losses) on investments	(2.26)	4.63	3.83	(1.30)	1.30	2.95

Total from investment operations	(2.18)	4.83	3.91	(1.17)	1.41	3.07
Distributions to shareholders from
Net investment income	0.00	(0.13)	(0.04)	(0.07)	0.00	0.00
Net asset value, end of period	$27.05	$29.23	$24.53	$20.66	$21.90	$20.49
Total return[2]	(7.46)%	19.71%	19.00%	(5.36)%	6.88%	17.62%
Ratios to average net assets (annualized)
Gross expenses[3]	1.30%	1.38%	1.39%	1.39%	1.34%	1.39%
Net expenses[3]	1.05%	1.19%	1.20%	1.20%	1.20%	1.20%
Net investment income[3]	0.51%	0.59%	0.36%	0.28%	0.52%	0.55%
Supplemental data
Portfolio turnover rate[4]	86%	144%	110%	72%	54%	47%
Net assets, end of period (000s omitted)	$15,225	$60,379	$57,591	$64,023	$71,034	$68,358

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%
Year ended May 31, 2014	0.85%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Fund	17

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$29.40	$24.68	$20.77	$22.02	$20.57	$17.45
Net investment income	0.11	0.21	0.11	0.08 [1]	0.14	0.13
Net realized and unrealized gains (losses) on investments	(2.27)	4.69	3.89	(1.22)	1.31	2.99

Total from investment operations	(2.16)	4.90	4.00	(1.14)	1.45	3.12
Distributions to shareholders from
Net investment income	0.00	(0.18)	(0.09)	(0.11)	0.00	0.00
Net asset value, end of period	$27.24	$29.40	$24.68	$20.77	$22.02	$20.57
Total return[2]	(7.35)%	19.90%	13.70%	(5.13)%	7.05%	17.88%
Ratios to average net assets (annualized)
Gross expenses[3]	1.06%	1.14%	1.14%	1.14%	1.07%	1.13%
Net expenses[3]	0.85%	0.99%	1.00%	1.00%	1.00%	1.00%
Net investment income[3]	0.71%	0.78%	0.55%	0.40%	0.75%	0.75%
Supplemental data
Portfolio turnover rate[4]	86%	144%	110%	72%	54%	47%
Net assets, end of period (000s omitted)	$52,882	$60,973	$52,072	$31,768	$16,850	$11,967

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%
Year ended May 31, 2014	0.85%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Company Value Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements. As of November 30, 2018, the Fund owned 48% of Wells Fargo Small Company Value Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements (unaudited)	Wells Fargo Small Company Value Fund	19

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $88,793,050 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0
Gross unrealized losses	(5,931,016)
Net unrealized losses	$(5,931,016)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation	$82,862,034

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against

20	Wells Fargo Small Company Value Fund	Notes to financial statements (unaudited)

class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class A shares, 1.90% for Class C shares, 0.75% for Class R6 shares, 1.05% for Administrator Class shares, and 0.85% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2018, Funds Distributor received $786 from the sale of Class A shares. Funds Distributor did not receive any contingent deferred sales charges from Class A or Class C shares for the six months ended November 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2018 were $98,127,722 and $82,681,488, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income
Class A	$ 52,718
Class R6	2,568
Administrator Class,	283,478
Institutional Class	383,137

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements (unaudited)	Wells Fargo Small Company Value Fund	21

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. SUBSEQUENT DISTRIBUTIONS

On December 18, 2018, the Fund declared distributions from net investment income to shareholders of record on December 17, 2018. The per share amounts payable on December 19, 2018 were as follows:

Net investment income
Class A	$0.16455
Class R6	0.27926
Administrator Class	0.14485
Institutional Class	0.28004

These distributions are not reflected in the accompanying financial statements.

22	Wells Fargo Small Company Value Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Common Stocks: 99.51%

Communication Services: 0.11%

Media: 0.11%
Entercom Communications Corporation	29,462	$192,387

Consumer Discretionary: 10.98%

Auto Components: 0.40%
Cooper-Standard Holdings Incorporated †	9,632	704,292

Diversified Consumer Services: 0.25%
Collectors Universe Incorporated	32,065	427,747

Hotels, Restaurants & Leisure: 2.06%
Cracker Barrel Old Country Store Incorporated «	6,368	1,151,398
El Pollo Loco Holdings Incorporated †	70,821	1,081,437
Noodles & Company †	122,630	970,003
Red Lion Hotels Corporation †	43,229	389,926

		3,592,764

Household Durables: 0.69%
Hooker Furniture Corporation	39,780	1,198,571

Internet & Direct Marketing Retail: 0.37%
Nutrisystem Incorporated	17,442	648,668

Leisure Products: 1.90%
Johnson Outdoors Incorporated Class A	22,608	1,611,950
Malibu Boats Incorporated Class A †	31,699	1,534,866
Nautilus Group Incorporated †	12,564	162,201

		3,309,017

Specialty Retail: 3.53%
Barnes & Noble Incorporated	35,993	272,467
Children’s Place Retail Stores Incorporated	7,283	944,168
Destination Maternity Corporation †	144,964	636,392
Dick’s Sporting Goods Incorporated	27,633	994,235
Sally Beauty Holdings Incorporated †	46,825	988,476
Shoe Carnival Incorporated «	32,162	1,219,905
Tailored Brands Incorporated	47,720	1,092,788

		6,148,431

Textiles, Apparel & Luxury Goods: 1.78%
Carter’s Incorporated	11,501	1,063,843
Charles & Colvard Limited †	80,363	73,669
Lakeland Industries Incorporated †	55,539	735,892
Rocky Brands Incorporated	47,761	1,236,532

		3,109,936

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Small Company Value Portfolio	23

Security name	Shares	Value

Consumer Staples: 2.87%

Food & Staples Retailing: 1.27%
Ingles Markets Incorporated Class A	54,357	$1,581,245
Village Super Market Class A	16,900	461,201
Weis Markets Incorporated	4,020	184,116

		2,226,562

Food Products: 1.60%
Hostess Brands Incorporated †	88,884	1,035,499
Pilgrim’s Pride Corporation †	88,269	1,751,257

		2,786,756

Energy: 4.21%

Energy Equipment & Services: 1.68%
Newpark Resources Incorporated †	202,777	1,559,355
Patterson-UTI Energy Incorporated	66,525	923,367
Tetra Technologies Incorporated †	187,885	435,893

		2,918,615

Oil, Gas & Consumable Fuels: 2.53%
Carrizo Oil & Gas Incorporated †	95,241	1,629,574
Southwestern Energy Company †	272,264	1,312,312
Teekay Tankers Limited Class A	369,345	417,360
W&T Offshore Incorporated †	181,772	1,056,095

		4,415,341

Financials: 23.01%

Banks: 15.15%
Banc of California Incorporated	49,883	857,988
Bank of the Ozarks Incorporated	45,096	1,222,102
Banner Corporation	28,226	1,693,560
Customers Bancorp Incorporated †	43,679	852,177
FB Financial Corporation	43,792	1,692,561
Fidelity Southern Corporation	72,679	1,724,673
First Foundation Incorporated †	70,427	1,127,536
First Interstate BancSystem Class A	40,271	1,748,970
Great Southern Bancorp Incorporated	30,837	1,673,832
Heritage Financial Corporation	51,432	1,798,577
Independent Bank Corporation	67,416	1,549,220
Midland States Bancorp Incorporated	58,793	1,525,678
OFG Bancorp	53,790	977,902
Orrstown Financial Services Incorporated	19,574	403,616
Popular Incorporated	17,982	1,014,185
Triumph Bancorp Incorporated †	41,012	1,569,939
Umpqua Holdings Corporation	61,274	1,178,912
Union Bankshares Corporation	19,929	705,487
Univest Corporation of Pennsylvania	69,825	1,780,538
Western Alliance Bancorp †	28,189	1,321,218

		26,418,671

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Small Company Value Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Capital Markets: 1.61%
Blucora Incorporated †	35,136	$1,087,811
Piper Jaffray Companies Incorporated	24,125	1,721,801

		2,809,612

Consumer Finance: 0.30%
Enova International Incorporated †	23,561	521,641

Insurance: 3.05%
American Equity Investment Life Holding Company	49,189	1,678,821
FBL Financial Group Incorporated	24,979	1,756,773
State Auto Financial Corporation	53,786	1,882,510

		5,318,104

Thrifts & Mortgage Finance: 2.90%
Homestreet Incorporated †	32,687	870,128
NMI Holdings Incorporated Class A †	64,090	1,252,319
OceanFirst Financial Corporation	66,981	1,726,100
Walker & Dunlop Incorporated	25,492	1,203,987

		5,052,534

Health Care: 5.70%

Health Care Equipment & Supplies: 0.35%
Fonar Corporation †	28,147	620,078

Health Care Providers & Services: 5.35%
Amedisys Incorporated †	9,612	1,309,635
AMN Healthcare Services Incorporated †	25,681	1,635,880
BioScrip Incorporated †	79,959	315,838
Encompass Health Corporation	11,220	843,856
Ensign Group Incorporated	36,491	1,655,597
Hanger Incorporated †	36,420	729,493
LHC Group Incorporated †	12,907	1,353,557
Molina Healthcare Incorporated †	5,956	832,113
Premier Incorporated Class A †	16,406	650,662

		9,326,631

Industrials: 21.26%

Building Products: 0.28%
Patrick Industries Incorporated †	12,265	487,166

Commercial Services & Supplies: 2.80%
ACCO Brands Corporation	99,835	810,660
Casella Waste Systems Incorporated Class A †	43,278	1,413,027
Ennis Incorporated	87,080	1,700,672
Hudson Technologies Incorporated «†	33,920	36,973
TEAM Incorporated «†	55,449	926,553

		4,887,885

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Small Company Value Portfolio	25

Security name	Shares	Value

Construction & Engineering: 2.36%
MYR Group Incorporated †	48,420	$1,515,546
Sterling Construction Company Incorporated †	120,861	1,555,481
Tutor Perini Corporation †	56,321	1,048,134

		4,119,161

Electrical Equipment: 3.12%
Encore Wire Corporation	35,243	1,760,740
EnerSys	22,842	1,995,706
Generac Holdings Incorporated †	29,573	1,683,295

		5,439,741

Machinery: 5.79%
Columbus McKinnon Corporation	21,927	763,060
Hyster Yale Materials Handeling Incorporated	8,293	542,943
Kadant Incorporated	18,532	1,687,895
Kennametal Incorporated	37,875	1,583,933
Manitex International Incorporated †	8,184	59,661
Miller Industries Incorporated	39,742	1,115,161
Mueller Industries Incorporated	32,138	765,527
Spartan Motors Incorporated	82,193	661,654
Standex International Corporation	16,813	1,339,996
The Greenbrier Companies Incorporated	32,403	1,584,831

		10,104,661

Professional Services: 3.62%
Barrett Business Services Incorporated	7,806	549,152
CBIZ Incorporated †	97,298	2,052,015
Kelly Services Incorporated Class A	73,960	1,695,163
Korn/Ferry International	34,200	1,674,774
WageWorks Incorporated †	10,293	343,066

		6,314,170

Road & Rail: 1.51%
Avis Budget Group Incorporated †	32,341	947,268
Genesee & Wyoming Incorporated Class A †	20,256	1,686,920

		2,634,188

Trading Companies & Distributors: 1.78%
CAI International Incorporated †	61,351	1,503,713
DXP Enterprises Incorporated †	36,917	1,337,503
Fly Leasing Limited ADR †	20,939	254,618

		3,095,834

Information Technology: 10.33%

Communications Equipment: 0.64%
Silicom Limited «†	29,986	1,120,277

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Small Company Value Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Electronic Equipment, Instruments & Components: 3.78%
Belden Incorporated	6,302	$351,526
Eplus Incorporated †	14,668	1,199,109
Insight Enterprises Incorporated †	26,818	1,195,546
Kemet Corporation	55,112	1,128,694
Methode Electronics Incorporated	7,546	228,644
Napco Security Technologies Incorporated †	70,789	1,170,850
PC Connection Incorporated	41,966	1,315,214

		6,589,583

IT Services: 1.84%
EVERTEC Incorporated	31,688	866,033
Hackett Group Incorporated	70,042	1,236,241
TTEC Holdings Incorporated	26,601	778,079
Unisys Corporation «†	24,234	327,644

		3,207,997

Semiconductors & Semiconductor Equipment: 2.64%
Entegris Incorporated	11,998	352,741
FormFactor Incorporated †	108,437	1,788,126
Rudolph Technologies Incorporated †	75,768	1,607,797
Synaptics Incorporated †	22,374	860,504

		4,609,168

Software: 1.13%
American Software Incorporated Class A	32,559	338,614
LogMeIn Incorporated	17,638	1,626,753

		1,965,367

Technology Hardware, Storage & Peripherals: 0.30%
Immersion Corporation †	55,311	524,901

Materials: 6.24%

Chemicals: 1.74%
Advansix Incorporated †	14,639	420,286
Stepan Company	20,782	1,679,601
Trinseo SA	18,562	937,938

		3,037,825

Construction Materials: 0.60%
Eagle Materials Incorporated	14,461	1,055,653

Metals & Mining: 2.95%
Kaiser Aluminum Corporation	15,812	1,545,307
Royal Gold Incorporated	25,167	1,840,966
Schnitzer Steel Industries Incorporated Class A	62,721	1,756,815

		5,143,088

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Small Company Value Portfolio	27

Security name		Shares	Value

Paper & Forest Products: 0.95%
Boise Cascade Company		26,210	$696,662
Verso Corporation Class A †		37,816	953,720

			1,650,382

Real Estate: 9.82%

Equity REITs: 8.82%
Agree Realty Corporation		31,038	1,848,934
Armada Hoffler Properties Incorporated		137,895	2,097,383
CareTrust REIT Incorporated		109,224	2,186,664
Independence Realty Trust Incorporated		207,450	2,095,245
Monmouth Real Estate Investment Corporation		130,020	1,811,179
National Storage Affiliates Trust		54,858	1,534,378
One Liberty Properties Incorporated		69,626	1,839,519
Potlatch Corporation		53,256	1,975,792

			15,389,094

Real Estate Management & Development: 1.00%
Marcus & Millichap Incorporated †		47,571	1,735,866

Utilities: 4.98%

Electric Utilities: 1.36%
Hawaiian Electric Industries Incorporated		61,713	2,364,842

Gas Utilities: 1.95%
National Fuel Gas Company		31,991	1,722,715
Northwest Natural Holding Company		25,389	1,684,052

			3,406,767

Multi-Utilities: 0.94%
MDU Resources Group Incorporated		61,830	1,636,640

Water Utilities: 0.73%
Artesian Resources Corporation Class A		34,992	1,272,309

Total Common Stocks (Cost $174,260,441)			173,538,923

	Yield
Short-Term Investments: 2.65%

Investment Companies: 2.65%
Securities Lending Cash Investments LLC (l)(r)(u)	2.38%	3,662,272	3,662,638
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.13	968,194	968,194

Total Short-Term Investments (Cost $4,630,483)			4,630,832

Total investments in securities (Cost $178,890,924)	102.16%	178,169,755
Other assets and liabilities, net	(2.16)	(3,774,455)

Total net assets	100.00%	$174,395,300

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Small Company Value Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	5,546,867	59,278,399	61,162,994	3,662,272	$(497)	$(3)	$83,602	$3,662,638
Wells Fargo Government Money Market Fund Select Class	851,216	117,515,182	117,398,204	968,194	0	0	20,040	968,194

					$(497)	$(3)	$103,642	$4,630,832	2.65%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—November 30, 2018 (unaudited)	Wells Fargo Small Company Value Portfolio	29

Assets
Investments in unaffiliated securities (including $3,574,560 of securities loaned), at value (cost $174,260,441)	$173,538,923
Investments in affiliated securities, at value (cost 4,630,483)	4,630,832
Receivable for investments sold	1,693,824
Receivable for dividends	132,888
Receivable for securities lending income	5,187
Prepaid expenses and other assets	11,385

Total assets	180,013,039

Liabilities
Payable upon receipt of securities loaned	3,662,421
Payable for investments purchased	1,810,362
Advisory fee payable	113,751
Accrued expenses and other liabilities	31,205

Total liabilities	5,617,739

Total net assets	$174,395,300

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Small Company Value Portfolio	Statement of operations—six months ended November 30, 2018 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $1,538)	$1,558,946
Securities lending income from affiliates, net	83,602
Income from affiliated securities	20,040

Total investment income	1,662,588

Expenses
Advisory fee	842,896
Custody and accounting fees	8,736
Professional fees	23,584
Shareholder report expenses	1,410
Trustees’ fees and expenses	11,088
Other fees and expenses	5,025

Total expenses	892,739
Less: Fee waivers and/or expense reimbursements	(100,272)

Net expenses	792,467

Net investment income	870,121

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(9,489,316)
Affiliated securities	(497)

Net realized losses on investments	(9,489,813)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(7,948,439)
Affiliated securities	(3)

Net change in unrealized gains (losses) on investments	(7,948,442)

Net realized and unrealized gains (losses) on investments	(17,438,255)

Net decrease in net assets resulting from operations	$(16,568,134)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Small Company Value Portfolio	31

	Six months ended November 30, 2018 (unaudited)	Year ended May 31, 2018

Operations
Net investment income	$870,121	$1,619,419
Net realized gains (losses) on investments	(9,489,813)	35,399,955
Net change in unrealized gains (losses) on investments	(7,948,442)	(24,205,675)

Net increase (decrease) in net assets resulting from operations	(16,568,134)	33,813,699

Capital transactions
Transactions in investors’ beneficial interests
Contributions	101,491,419	10,857,996
Withdrawals	(69,926,430)	(99,498,049)

Net increase (decrease) in net assets resulting from capital transactions	31,564,989	(88,640,053)

Total increase (decrease) in net assets	14,996,855	(54,826,354)

Net assets
Beginning of period	159,398,445	214,224,799

End of period	$174,395,300	$159,398,445

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Small Company Value Portfolio	Financial highlights

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
		2018	2017	2016	2015	2014
Total return[1]	(7.42)%	20.10%	19.44%	(4.96)%	7.29%	18.09%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.84%	0.85%	0.84%	0.85%
Net expenses	0.75%	0.84%	0.84%	0.85%	0.84%	0.85%
Net investment income	0.83%	0.87%	0.72%	0.62%	0.89%	0.89%
Supplemental data
Portfolio turnover rate	86%	144%	110%	72%	54%	47%

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Small Company Value Portfolio	33

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in

34	Wells Fargo Small Company Value Portfolio	Notes to financial statements (unaudited)

high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $179,231,246 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0
Gross unrealized losses	(1,061,491)
Net unrealized losses	$(1,061,491)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo Small Company Value Portfolio	35

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Communication services	$192,387	$0	$0	$192,387
Consumer discretionary	19,139,426	0	0	19,139,426
Consumer staples	5,013,318	0	0	5,013,318
Energy	7,333,956	0	0	7,333,956
Financials	40,120,562	0	0	40,120,562
Health care	9,946,709	0	0	9,946,709
Industrials	37,082,806	0	0	37,082,806
Information technology	18,017,293	0	0	18,017,293
Materials	10,886,948	0	0	10,886,948
Real estate	17,124,960	0	0	17,124,960
Utilities	8,680,558	0	0	8,680,558

Short-term investments
Investment companies	968,194	3,662,638	0	4,630,832
Total assets	$174,507,117	$3,662,638	$0	$178,169,755

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At November 30, 2018, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Portfolio increase. For the six months ended November 30, 2018, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended November 30, 2018 were $206.524,178 and $174,015,314, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use

36	Wells Fargo Small Company Value Portfolio	Notes to financial statements (unaudited)

bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Portfolio under the agreement.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Other information (unaudited)	Wells Fargo Small Company Value Fund	37

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38	Wells Fargo Small Company Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Small Company Value Fund	39

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

40	Wells Fargo Small Company Value Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

Appendix A (unaudited)	Wells Fargo Small Company Value Fund	41

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

318980 01-19 SA286/SAR286 11-18

Semi-Annual Report

November 30, 2018

Wells Fargo Core Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Core Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the third quarter of 2018.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Core Bond Fund for the six-month period that ended November 30, 2018. During the reporting period, the U.S. generated encouraging economic and business data that was offset by less positive and more inconsistent data from international markets. Investment returns were restrained in comparison with recent periods as geopolitical tensions and uncertainty tended to distract investors from more favorable underlying trends.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.02% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.37%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.30% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.67%. The Bloomberg Barclays Municipal Bond Index6 gained 0.42%. The ICE BofAML U.S. High Yield Index7 was up 0.19%.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the third quarter of 2018. The U.S. government’s decision during the second quarter to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in September after an increase of 0.2% in both July and August. On a year-over-year basis, the all-items index rose 2.3% for the 12 months that ended September 30, 2018, after a seasonal adjustment. The rate of increase was slower than that recorded during the first half of 2018. The index for all items less food and energy rose 2.2% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Core Bond Fund	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.01% and 3.30%, respectively, on November 30, 2018. Investor concerns about an inverted yield curve reemerged, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

November saw improvement in many equity markets.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed. Markets rebounded somewhat in November as the S&P 500 Index gained 2.04%, the MSCI ACWI ex USA Index (Net) added 0.95%, and the MSCI EM Index (Net) was up 4.12% as the uncertainty leading up to midterm elections in the U.S. was resolved and progress seemed to be possible on several international trade issues.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In early August, the Bank of England’s Monetary Policy Committee increased its key interest rate to 0.75%. The European Central Bank and the Bank of Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the People’s Bank of China cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo Core Bond Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Core Bond Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Maulik Bhansali, CFA®‡

Thomas O’Connor, CFA®‡

Jarad Vasquez

Average annual total returns (%) as of November 30, 20182

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (MBFAX)	10-31-2001	(6.31)	0.77	3.80	(1.90)	1.70	4.28	0.83	0.78
Class C (MBFCX)	10-31-2001	(3.60)	0.94	3.46	(2.60)	0.94	3.46	1.58	1.53
Class R (WTRRX)	7-9-2010	–	–	–	(2.09)	1.45	3.98	1.08	1.03
Class R4 (MBFRX)	11-30-2012	–	–	–	(1.59)	1.97	4.53	0.60	0.52
Class R6 (WTRIX)	11-30-2012	–	–	–	(1.52)	2.10	4.65	0.45	0.37
Administrator Class (MNTRX)	6-30-1997	–	–	–	(1.77)	1.78	4.35	0.77	0.70
Institutional Class (MBFIX)	10-31-2001	–	–	–	(1.57)	2.07	4.62	0.50	0.42
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	(1.34)	2.03	3.67	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Core Bond Fund	7

Ten largest holdings (%) as of November 30, 2018[6]
U.S. Treasury Bond, 3.13%, 11-15-2028	2.28
U.S. Treasury Note, 2.88%, 9-30-2023	2.10
U.S. Treasury Note, 2.88%, 10-31-2023	2.09
FHLMC, 4.00%, 11-1-2048	1.75
GNMA, 5.00%, 1-23-2049	1.67
U.S. Treasury Note, 2.88%, 10-15-2021	1.48
GNMA, 4.50%, 10-20-2048	1.42
U.S. Treasury Note, 2.75%, 2-15-2028	1.38
U.S. Treasury Note, 1.88%, 1-31-2022	1.24
U.S. Treasury Bond, 3.13%, 5-15-2048	1.20

Portfolio allocation as of November 30, 2018[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[3]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

Amounts represent the portfolio allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Core Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$995.79	$3.90	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95	0.78%
Class C
Actual	$1,000.00	$991.90	$7.64	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.74	1.53%
Class R
Actual	$1,000.00	$994.94	$5.15	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.22	1.03%
Class R4
Actual	$1,000.00	$996.67	$2.60	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.64	0.52%
Class R6
Actual	$1,000.00	$997.41	$1.85	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	$1.88	0.37%
Administrator Class
Actual	$1,000.00	$995.79	$3.50	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55	0.70%
Institutional Class
Actual	$1,000.00	$997.16	$2.10	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$2.13	0.42%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Core Bond Fund	9

Security name	Value

Investment Companies: 100.11%

Affiliated Master Portfolios: 100.11%
Wells Fargo Core Bond Portfolio	$5,152,746,583

Total Investment Companies (Cost $5,223,381,132)	5,152,746,583

Total investments in securities (Cost $5,223,381,132)	100.11%	5,152,746,583
Other assets and liabilities, net	(0.11)	(5,744,529)

Total net assets	100.00%	$5,147,002,054

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Core Bond Portfolio	95%	92%	$(83,336,439)	$(5,082,443)	$85,418,390	$882,546	$5,152,746,583	100.11%

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Core Bond Fund	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in affiliated Master Portfolio (cost $5,223,381,132)	$5,152,746,583
Receivable for Fund shares sold	7,587,425
Receivable from manager	122,625
Prepaid expenses and other assets	204,031

Total assets	5,160,660,664

Liabilities
Payable for Fund shares redeemed	10,851,296
Dividends payable	1,785,112
Administration fees payable	294,424
Distribution fees payable	31,320
Trustees’ fees and expenses payable	2,460
Accrued expenses and other liabilities	693,998

Total liabilities	13,658,610

Total net assets	$5,147,002,054

NET ASSETS CONSIST OF
Paid-in capital	$5,417,315,592
Total distributable loss	(270,313,538)

Total net assets	$5,147,002,054

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$296,976,226
Shares outstanding – Class A1	23,479,180
Net asset value per share – Class A	$12.65
Maximum offering price per share – Class A2	$13.24
Net assets – Class C	$43,177,243
Shares outstanding – Class C1	3,446,644
Net asset value per share – Class C	$12.53
Net assets – Class R	$12,028,357
Shares outstanding – Class R1	974,179
Net asset value per share – Class R	$12.35
Net assets – Class R4	$11,242,263
Shares outstanding – Class R4[1]	910,918
Net asset value per share – Class R4	$12.34
Net assets – Class R6	$2,184,335,876
Shares outstanding – Class R6[1]	177,096,376
Net asset value per share – Class R6	$12.33
Net assets – Administrator Class	$242,063,045
Shares outstanding – Administrator Class[1]	19,603,274
Net asset value per share – Administrator Class	$12.35
Net assets – Institutional Class	$2,357,179,044
Shares outstanding – Institutional Class[1]	191,169,811
Net asset value per share – Institutional Class	$12.33

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo Core Bond Fund	11

Investment income
Interest allocated from affiliated Master Portfolio (net of foreign withholding taxes of $14,043)	$85,418,390
Affiliated income allocated from affiliated Master Portfolio	882,546
Expenses allocated from affiliated Master Portfolio	(9,325,083)

Total investment income	76,975,853

Expenses
Management fee	1,323,887
Administration fees
Class A	251,074
Class C	37,040
Class R	9,895
Class R4	4,681
Class R6	331,935
Administrator Class	132,991
Institutional Class	995,687
Shareholder servicing fees
Class A	392,304
Class C	57,875
Class R	15,220
Class R4	5,852
Administrator Class	325,560
Distribution fees
Class C	173,624
Class R	15,461
Custody and accounting fees	93,586
Professional fees	13,224
Registration fees	120,587
Shareholder report expenses	165,462
Trustees’ fees and expenses	110,427
Other fees and expenses	23,113

Total expenses	4,599,485
Less: Fee waivers and/or expense reimbursements	(2,000,111)

Net expenses	2,599,374

Net investment income	74,376,479

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(83,336,439)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(5,082,443)

Net realized and unrealized gains (losses) on investments	(88,418,882)

Net decrease in net assets resulting from operations	$(14,042,403)

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Core Bond Fund	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$74,376,479		$109,290,228
Net realized losses on investments		(83,336,439)		(51,477,064)
Net change in unrealized gains (losses) on investments		(5,082,443)		(93,493,410)

Net decrease in net assets resulting from operations		(14,042,403)		(35,680,246)

Distributions to shareholders from net investment income and net realized gains
Class A		(3,830,253)		(6,146,453)
Class C		(391,332)		(561,310)
Class R		(135,754)		(203,058)
Class R4		(158,202)		(706,139)
Class R6		(31,643,162)		(24,689,238)
Administrator Class		(3,348,333)		(6,023,458)
Institutional Class		(34,846,053)		(70,984,919)

Total distributions to shareholders		(74,353,089)		(109,314,575)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,325,324	29,622,480	5,948,905	78,111,325
Class C	165,552	2,092,760	660,100	8,585,693
Class R	121,656	1,517,591	314,720	4,024,861
Class R4	130,448	1,623,597	636,388	8,152,388
Class R6	89,845,786	1,122,140,411	65,439,055	837,238,882
Administrator Class	2,156,188	26,895,925	6,358,669	81,613,591
Institutional Class	24,204,858	301,105,302	109,824,335	1,402,149,298

		1,484,998,066		2,419,876,038

Reinvestment of distributions
Class A	260,467	3,319,731	406,222	5,315,016
Class C	15,827	199,780	23,283	301,658
Class R	1,347	16,760	2,181	27,892
Class R4	12,709	158,058	51,321	658,202
Class R6	2,355,513	29,269,348	1,705,109	21,706,594
Administrator Class	258,711	3,219,319	457,541	5,851,867
Institutional Class	2,267,447	28,175,508	4,338,888	55,292,897

		64,358,504		89,154,126

Payment for shares redeemed
Class A	(4,004,263)	(51,001,075)	(8,713,141)	(114,094,388)
Class C	(490,722)	(6,194,053)	(1,437,868)	(18,650,713)
Class R	(122,963)	(1,530,518)	(414,247)	(5,296,848)
Class R4	(162,981)	(2,023,698)	(3,109,817)	(39,224,105)
Class R6	(23,623,691)	(293,537,076)	(20,533,471)	(261,667,805)
Administrator Class	(4,240,970)	(52,729,832)	(14,295,796)	(183,753,304)
Institutional Class	(99,993,456)	(1,247,096,858)	(95,212,522)	(1,214,837,005)

		(1,654,113,110)		(1,837,524,168)

Net increase (decrease) in net assets resulting from capital share transactions		(104,756,540)		671,505,996

Total increase (decrease) in net assets		(193,152,032)		526,511,175

Net assets
Beginning of period		5,340,154,086		4,813,642,911

End of period		$5,147,002,054		$5,340,154,086

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at May 31, 2018 was $140,624. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	13

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.86	$13.22	$13.28	$13.16	$12.98	$13.02
Net investment income	0.16	0.24	0.19 [1]	0.19 [1]	0.18	0.19
Net realized and unrealized gains (losses) on investments	(0.21)	(0.36)	0.00	0.12	0.19	0.12

Total from investment operations	(0.05)	(0.12)	0.19	0.31	0.37	0.31
Distributions to shareholders from
Net investment income	(0.16)	(0.24)	(0.19)	(0.19)	(0.19)	(0.20)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.16)	(0.24)	(0.25)	(0.19)	(0.19)	(0.35)
Net asset value, end of period	$12.65	$12.86	$13.22	$13.28	$13.16	$12.98
Total return[2]	(0.42)%	(0.96)%	1.48%	2.36%	2.85%	2.46%
Ratios to average net assets (annualized)
Gross expenses[3]	0.83%	0.83%	0.83%	0.83%	0.85%	0.83%
Net expenses[3]	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income[3]	2.44%	1.79%	1.40%	1.43%	1.39%	1.52%
Supplemental data
Portfolio turnover rate[4]	280%	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$296,976	$320,208	$360,276	$699,273	$506,043	$397,780

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Core Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.74	$13.09	$13.15	$13.03	$12.86	$12.90
Net investment income	0.11	0.14	0.09	0.09	0.09	0.10
Net realized and unrealized gains (losses) on investments	(0.21)	(0.35)	0.00	0.12	0.17	0.12

Total from investment operations	(0.10)	(0.21)	0.09	0.21	0.26	0.22
Distributions to shareholders from
Net investment income	(0.11)	(0.14)	(0.09)	(0.09)	(0.09)	(0.11)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.11)	(0.14)	(0.15)	(0.09)	(0.09)	(0.26)
Net asset value, end of period	$12.53	$12.74	$13.09	$13.15	$13.03	$12.86
Total return[1]	(0.81)%	(1.65)%	0.72%	1.61%	2.02%	1.71%
Ratios to average net assets (annualized)
Gross expenses[2]	1.58%	1.58%	1.58%	1.58%	1.58%	1.58%
Net expenses[2]	1.53%	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income[2]	1.69%	1.04%	0.68%	0.68%	0.65%	0.77%
Supplemental data
Portfolio turnover rate[3]	280%	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$43,177	$47,843	$59,049	$66,612	$72,798	$81,187

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	15

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS R		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.55	$12.90	$12.97	$12.85	$12.67	$12.71
Net investment income	0.14	0.20 [1]	0.15 [1]	0.15 [1]	0.15 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	(0.20)	(0.35)	(0.01)	0.12	0.18	0.12

Total from investment operations	(0.06)	(0.15)	0.14	0.27	0.33	0.28
Distributions to shareholders from
Net investment income	(0.14)	(0.20)	(0.15)	(0.15)	(0.15)	(0.17)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.14)	(0.20)	(0.21)	(0.15)	(0.15)	(0.32)
Net asset value, end of period	$12.35	$12.55	$12.90	$12.97	$12.85	$12.67
Total return[2]	(0.51)%	(1.19)%	1.15%	2.13%	2.63%	2.23%
Ratios to average net assets (annualized)
Gross expenses[3]	1.07%	1.08%	1.08%	1.08%	1.08%	1.08%
Net expenses[3]	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income[3]	2.20%	1.54%	1.18%	1.18%	1.15%	1.27%
Supplemental data
Portfolio turnover rate[4]	280%	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$12,028	$12,230	$13,826	$17,985	$16,411	$17,077

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Core Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS R4		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.55	$12.89	$12.95	$12.83	$12.66	$12.70
Net investment income	0.17	0.26 [1]	0.22	0.22	0.21	0.22
Net realized and unrealized gains (losses) on investments	(0.21)	(0.34)	0.00	0.12	0.18	0.12

Total from investment operations	(0.04)	(0.08)	0.22	0.34	0.39	0.34
Distributions to shareholders from
Net investment income	(0.17)	(0.26)	(0.22)	(0.22)	(0.22)	(0.23)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.17)	(0.26)	(0.28)	(0.22)	(0.22)	(0.38)
Net asset value, end of period	$12.34	$12.55	$12.89	$12.95	$12.83	$12.66
Total return[2]	(0.33)%	(0.61)%	1.74%	2.65%	3.07%	2.75%
Ratios to average net assets (annualized)
Gross expenses[3]	0.60%	0.60%	0.60%	0.60%	0.59%	0.58%
Net expenses[3]	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income[3]	2.70%	2.01%	1.70%	1.69%	1.53%	1.78%
Supplemental data
Portfolio turnover rate[4]	280%	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$11,242	$11,680	$43,205	$41,272	$49,261	$17

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	17

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS R6		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.54	$12.89	$12.95	$12.83	$12.66	$12.70
Net investment income	0.18	0.28	0.24	0.24	0.23	0.24
Net realized and unrealized gains (losses) on investments	(0.21)	(0.35)	0.00	0.12	0.17	0.12

Total from investment operations	(0.03)	(0.07)	0.24	0.36	0.40	0.36
Distributions to shareholders from
Net investment income	(0.18)	(0.28)	(0.24)	(0.24)	(0.23)	(0.25)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.18)	(0.28)	(0.30)	(0.24)	(0.23)	(0.40)
Net asset value, end of period	$12.33	$12.54	$12.89	$12.95	$12.83	$12.66
Total return[1]	(0.26)%	(0.54)%	1.90%	2.81%	3.23%	2.91%
Ratios to average net assets (annualized)
Gross expenses[2]	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Net expenses[2]	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income[2]	2.86%	2.24%	1.87%	1.84%	1.76%	1.94%
Supplemental data
Portfolio turnover rate[3]	280%	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$2,184,336	$1,360,847	$797,896	$450,791	$726,165	$290,977

[1]	Returns for periods of less than one year are not annualized.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Core Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.56	$12.90	$12.97	$12.85	$12.67	$12.71
Net investment income	0.16	0.24 [1]	0.21	0.19	0.19 [1]	0.21
Net realized and unrealized gains (losses) on investments	(0.21)	(0.34)	(0.02)	0.12	0.18	0.11

Total from investment operations	(0.05)	(0.10)	0.19	0.31	0.37	0.32
Distributions to shareholders from
Net investment income	(0.16)	(0.24)	(0.20)	(0.19)	(0.19)	(0.21)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.16)	(0.24)	(0.26)	(0.19)	(0.19)	(0.36)
Net asset value, end of period	$12.35	$12.56	$12.90	$12.97	$12.85	$12.67
Total return[2]	(0.42)%	(0.79)%	1.48%	2.47%	2.96%	2.57%
Ratios to average net assets (annualized)
Gross expenses[3]	0.76%	0.77%	0.77%	0.77%	0.77%	0.77%
Net expenses[3]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income[3]	2.52%	1.86%	1.50%	1.51%	1.47%	1.60%
Supplemental data
Portfolio turnover rate[4]	280%	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$242,063	$269,057	$373,042	$529,530	$487,981	$412,419

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	19

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.54	$12.88	$12.95	$12.83	$12.66	$12.70
Net investment income	0.18	0.28	0.23	0.23	0.22	0.23
Net realized and unrealized gains (losses) on investments	(0.21)	(0.34)	(0.01)	0.12	0.18	0.12

Total from investment operations	(0.03)	(0.06)	0.22	0.35	0.40	0.35
Distributions to shareholders from
Net investment income	(0.18)	(0.28)	(0.23)	(0.23)	(0.23)	(0.24)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.18)	(0.28)	(0.29)	(0.23)	(0.23)	(0.39)
Net asset value, end of period	$12.33	$12.54	$12.88	$12.95	$12.83	$12.66
Total return[1]	(0.28)%	(0.51)%	1.77%	2.76%	3.17%	2.85%
Ratios to average net assets (annualized)
Gross expenses[2]	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Net expenses[2]	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income[2]	2.80%	2.16%	1.82%	1.79%	1.75%	1.88%
Supplemental data
Portfolio turnover rate[3]	280%	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$2,357,179	$3,318,290	$3,166,348	$2,102,073	$1,360,398	$1,208,745

[1]	Returns for periods of less than one year are not annualized.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Core Bond Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements. As of November 30, 2018, the Fund owned 92% of Wells Fargo Core Bond Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements (unaudited)	Wells Fargo Core Bond Fund	21

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $5,246,291,065 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0
Gross unrealized losses	(93,544,482)
Net unrealized losses	$(93,544,482)

As of May 31, 2018, the Fund had capital loss carryforwards which consist of $38,917,295 in short-term capital losses.

As of May 31, 2018, the Fund had current year deferred post-October capital losses consisting of $55,203,707 which were recognized on the first day of the current fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$5,152,746,583

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.16%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10

22	Wells Fargo Core Bond Fund	Notes to financial statements (unaudited)

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 1.03% for Class R shares, 0.52% for Class R4 shares, 0.37% for Class R6 shares, 0.70% for Administrator Class shares, and 0.42% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2018, Funds Distributor received $2,381 from the sale of Class A shares. Funds Distributor did not receive any contingent deferred sales charges from Class A or Class C shares for the six months ended November 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$13,620,244,376	$1,963,048,100	$13,708,500,058	$1,991,449,077

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Fund under the agreement.

Notes to financial statements (unaudited)	Wells Fargo Core Bond Fund	23

7. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income
Class A	$6,146,453
Class C	561,310
Class R	203,058
Class R4	706,139
Class R6	24,689,238
Administrator Class	6,023,458
Institutional Class	70,984,919

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo Core Bond Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 36.90%
FHLMC (12 Month LIBOR +1.64%) ±	2.80%	1-1-2047	$4,968,798	$4,919,291
FHLMC	3.00	10-15-2047	34,535,212	33,502,716
FHLMC	3.00	11-15-2047	11,482,354	11,089,364
FHLMC	3.00	6-15-2048	18,722,167	17,973,888
FHLMC	3.50	12-1-2047	2,328,847	2,285,412
FHLMC	3.50	2-1-2048	3,491,358	3,425,775
FHLMC	3.50	3-1-2048	20,624,189	20,257,500
FHLMC (12 Month LIBOR +1.64%) ±	3.86	7-1-2048	3,173,685	3,213,886
FHLMC	4.00	4-1-2034	3,146,209	3,189,441
FHLMC	4.00	6-1-2034	185,758	188,320
FHLMC	4.00	1-1-2035	227,586	233,119
FHLMC	4.00	1-1-2036	359,755	366,496
FHLMC	4.00	10-1-2036	2,357,849	2,400,574
FHLMC	4.00	3-1-2037	298,070	303,943
FHLMC	4.00	3-1-2037	358,138	365,528
FHLMC	4.00	3-1-2037	577,429	588,272
FHLMC	4.00	4-1-2037	2,413,829	2,459,158
FHLMC	4.00	4-1-2037	3,022,029	3,095,549
FHLMC	4.00	8-1-2044	1,002,828	1,012,818
FHLMC	4.00	12-1-2045	1,022,865	1,031,571
FHLMC	4.00	2-1-2046	1,248,924	1,259,556
FHLMC	4.00	6-1-2046	2,161,018	2,179,415
FHLMC	4.00	4-1-2048	3,494,987	3,526,577
FHLMC	4.00	6-1-2048	4,924,399	4,968,910
FHLMC	4.00	6-1-2048	4,152,759	4,190,296
FHLMC	4.00	8-1-2048	23,351,967	23,502,547
FHLMC	4.00	9-1-2048	4,576,772	4,606,285
FHLMC	4.00	10-1-2048	51,587,414	51,918,743
FHLMC	4.00	11-1-2048	97,039,474	97,662,731
FHLMC	4.50	6-1-2039	259,509	271,455
FHLMC	4.50	7-1-2039	282,336	295,324
FHLMC	4.50	11-1-2048	43,171,570	44,428,590
FHLMC	5.00	6-1-2044	3,380,058	3,623,422
FHLMC	5.00	5-1-2048	12,517,733	13,336,582
FHLMC	5.00	6-1-2048	728,696	770,956
FHLMC	5.00	11-1-2048	17,099,000	17,937,275
FHLMC	6.50	4-1-2021	368	373
FHLMC Series 1590 Class IA (1 Month LIBOR +1.05%) ±	3.36	10-15-2023	15,360	15,660
FHLMC Series 1897 Class K	7.00	9-15-2026	567	611
FHLMC Series 1935 Class FL (1 Month LIBOR +0.70%) ±	2.98	2-15-2027	1,765	1,794
FHLMC Series 2423 Class MC	7.00	3-15-2032	10,495	11,636
FHLMC Series 264 Class 30	3.00	7-15-2042	19,147,384	18,499,741
FHLMC Series 326 Class 300	3.00	3-15-2044	15,395,942	14,881,062
FHLMC Series 356 Class 300	3.00	9-15-2047	5,000,004	4,806,167
FHLMC Series 3838 Class QE	3.50	1-15-2029	65,908	65,836
FHLMC Series 4640 Class LD	4.00	9-15-2043	15,632,376	16,024,494
FHLMC Series 4700 Class QJ	4.00	7-15-2044	10,775,646	11,058,928
FHLMC Series 4705 Class A	4.50	9-15-2042	7,324,389	7,626,480
FHLMC Series 4763 Class CA	3.00	9-15-2038	2,056,611	2,030,796
FHLMC Series 4767 Class KA	3.00	3-15-2048	10,316,572	10,179,129

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Core Bond Portfolio	25

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Series 4786 Class DP	4.50%	7-15-2042	$5,782,456	$5,972,506
FHLMC Series 4787 Class AK	3.00	5-15-2048	15,909,702	15,256,863
FHLMC Series 4796 Class AK	3.00	5-15-2048	19,800,202	18,987,721
FNMA	1.50	4-25-2043	1,923,146	1,762,045
FNMA (12 Month LIBOR +1.60%) ±	2.95	8-1-2047	4,183,473	4,158,314
FNMA	3.00	11-1-2046	8,443,176	8,160,162
FNMA (12 Month LIBOR +1.62%) ±	3.14	3-1-2047	6,446,702	6,447,302
FNMA	3.50	9-1-2033	863,233	869,545
FNMA	3.50	8-1-2034	2,512,371	2,530,748
FNMA	3.50	5-1-2036	7,776,794	7,833,737
FNMA	3.50	9-1-2036	1,307,090	1,316,650
FNMA	3.50	12-1-2036	8,524,392	8,526,877
FNMA	3.50	2-1-2041	28,362,921	28,176,722
FNMA	3.50	2-1-2042	25,655,799	25,487,283
FNMA	3.50	5-1-2042	20,129,693	20,069,223
FNMA	3.50	5-1-2042	20,564,757	20,429,816
FNMA	3.50	6-1-2042	36,901,982	36,659,781
FNMA	3.50	11-1-2046	7,658,698	7,620,050
FNMA	3.50	11-1-2047	2,809,964	2,759,650
FNMA	3.50	12-1-2047	7,571,137	7,444,774
FNMA	3.50	1-1-2048	23,311,445	22,898,769
FNMA	3.50	2-1-2048	9,807,669	9,636,314
FNMA %%	3.50	12-13-2048	7,000,000	6,865,340
FNMA	3.50	9-1-2052	31,134,593	30,601,592
FNMA (12 Month LIBOR +1.62%) ±	3.73	8-1-2048	5,915,781	6,004,545
FNMA (12 Month LIBOR +1.62%) ±	3.74	7-1-2048	5,520,633	5,601,964
FNMA (12 Month LIBOR +1.62%) ±	3.75	8-1-2048	3,066,658	3,114,636
FNMA (12 Month LIBOR +1.62%) ±	3.85	10-1-2048	5,147,014	5,240,871
FNMA	4.00	7-1-2033	3,916,444	4,001,342
FNMA	4.00	9-1-2033	6,822,307	6,969,999
FNMA	4.00	12-1-2033	534,223	547,164
FNMA	4.00	4-1-2034	5,027,718	5,149,505
FNMA	4.00	7-1-2035	8,491,553	8,697,231
FNMA	4.00	11-1-2035	855,235	875,957
FNMA	4.00	11-1-2035	3,809,904	3,902,202
FNMA	4.00	1-1-2036	7,386,007	7,564,959
FNMA	4.00	1-1-2036	497,252	507,458
FNMA	4.00	7-1-2036	6,157,427	6,276,190
FNMA	4.00	9-1-2036	2,460,342	2,505,369
FNMA	4.00	11-1-2036	1,863,322	1,908,469
FNMA	4.00	12-1-2036	6,517,332	6,643,035
FNMA	4.00	12-1-2036	206,113	209,963
FNMA	4.00	12-1-2036	395,731	403,122
FNMA	4.00	1-1-2037	309,955	315,743
FNMA	4.00	2-1-2037	550,615	560,902
FNMA	4.00	2-1-2037	459,147	467,724
FNMA	4.00	3-1-2037	947,805	965,805
FNMA	4.00	3-1-2037	1,808,611	1,842,398
FNMA	4.00	3-1-2037	1,276,588	1,299,649
FNMA	4.00	3-1-2037	685,112	698,111

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Core Bond Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	4.00%	3-1-2037	$1,010,923	$1,029,810
FNMA	4.00	3-1-2037	871,690	887,436
FNMA	4.00	3-1-2037	241,727	246,243
FNMA	4.00	3-1-2037	514,124	523,730
FNMA	4.00	3-1-2037	198,445	202,214
FNMA	4.00	4-1-2037	882,250	898,734
FNMA	4.00	4-1-2037	1,817,751	1,851,711
FNMA	4.00	5-1-2037	552,528	563,022
FNMA	4.00	5-1-2037	906,869	923,812
FNMA	4.00	5-1-2037	972,643	990,816
FNMA	4.00	5-1-2037	1,138,001	1,159,261
FNMA	4.00	6-1-2037	2,195,145	2,236,837
FNMA	4.00	7-1-2037	1,142,416	1,161,041
FNMA	4.00	7-1-2037	554,815	563,859
FNMA	4.00	7-1-2037	7,310,569	7,444,859
FNMA	4.00	9-1-2037	1,143,616	1,165,336
FNMA	4.00	9-1-2037	2,248,527	2,290,541
FNMA	4.00	9-1-2037	1,976,878	2,012,593
FNMA	4.00	10-1-2037	1,214,088	1,237,148
FNMA	4.00	10-1-2037	3,246,585	3,325,150
FNMA	4.00	11-1-2037	1,798,119	1,830,605
FNMA	4.00	12-1-2037	1,096,949	1,117,785
FNMA	4.00	12-1-2037	1,978,949	2,015,926
FNMA	4.00	1-1-2038	966,433	984,791
FNMA	4.00	1-1-2038	2,345,534	2,389,363
FNMA	4.00	1-1-2038	1,567,662	1,599,864
FNMA	4.00	9-1-2038	2,465,870	2,512,708
FNMA	4.00	5-1-2041	15,548,976	15,924,943
FNMA	4.00	5-1-2045	8,034,745	8,105,433
FNMA	4.00	5-1-2045	1,302,842	1,319,362
FNMA	4.00	9-1-2045	1,525,680	1,553,130
FNMA	4.00	10-1-2045	976,086	984,556
FNMA	4.00	12-1-2045	535,676	539,516
FNMA	4.00	12-1-2045	165,230	167,174
FNMA	4.00	12-1-2045	343,170	346,838
FNMA	4.00	5-1-2046	5,007,489	5,059,049
FNMA	4.00	7-1-2046	321,845	325,515
FNMA	4.00	4-1-2047	889,073	902,282
FNMA	4.00	4-1-2047	1,015,332	1,024,806
FNMA	4.00	4-1-2047	994,387	1,007,547
FNMA	4.00	5-1-2047	3,971,781	4,006,988
FNMA	4.00	10-1-2047	815,986	828,111
FNMA	4.00	10-1-2047	769,449	779,750
FNMA	4.00	11-1-2047	33,800,371	34,176,152
FNMA	4.00	2-1-2048	7,422,003	7,475,863
FNMA	4.00	3-1-2048	4,795,000	4,837,873
FNMA	4.00	3-1-2048	4,656,070	4,697,700
FNMA	4.00	3-1-2048	27,257,948	27,430,344
FNMA	4.00	4-1-2048	17,996,685	18,121,556
FNMA	4.00	5-1-2048	7,819,258	7,889,175

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Core Bond Portfolio	27

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	4.00%	5-1-2048	$2,111,468	$2,133,324
FNMA	4.00	6-1-2048	4,123,858	4,160,735
FNMA	4.00	7-1-2048	4,549,963	4,590,649
FNMA	4.00	8-1-2048	53,895,419	54,269,712
FNMA	4.00	9-1-2048	40,660,227	40,917,411
FNMA	4.00	9-1-2048	5,375,956	5,448,054
FNMA	4.00	10-1-2048	5,672,669	5,723,395
FNMA %%	4.00	12-13-2048	21,200,000	21,323,390
FNMA	4.50	5-1-2034	1,896,182	1,969,097
FNMA	4.50	6-1-2041	319,676	330,935
FNMA	4.50	3-1-2043	3,626,799	3,773,217
FNMA	4.50	3-1-2044	1,129,539	1,171,109
FNMA	4.50	10-1-2045	6,019,142	6,214,414
FNMA	4.50	2-1-2046	145,348	149,944
FNMA	4.50	8-1-2048	46,211,595	47,547,722
FNMA ##	4.50	11-1-2048	49,987,364	51,478,504
FNMA %%	4.50	12-13-2048	1,700,000	1,747,928
FNMA	5.00	7-1-2044	640,105	674,560
FNMA	5.00	5-1-2048	6,306,677	6,653,105
FNMA	5.00	6-1-2048	1,798,208	1,897,110
FNMA	5.00	6-1-2048	1,597,100	1,689,884
FNMA	5.00	6-1-2048	13,175,470	14,063,101
FNMA	5.00	11-1-2048	16,599,073	17,707,915
FNMA	5.00	8-1-2056	21,946,164	23,202,414
FNMA	6.00	4-1-2022	5,793	6,234
FNMA	6.00	2-1-2029	5,601	6,091
FNMA	6.00	3-1-2033	40,055	43,804
FNMA	6.00	11-1-2033	14,495	15,854
FNMA Series 1998-38 Class PL	6.00	11-25-2028	265,452	285,324
FNMA Series 1999-54 Class LH	6.50	11-25-2029	9,654	10,406
FNMA Series 2005-31 Class PB	5.50	4-25-2035	70,000	75,713
FNMA Series 2014-40 Class EP	3.50	10-25-2042	3,298,402	3,322,337
FNMA Series 2017-13 Class PA	3.00	8-25-2046	6,048,797	5,942,060
FNMA Series 2017-M7 Class A2 ±±	2.96	2-25-2027	2,108,000	2,006,437
FNMA Series 2018-12 Class P	3.00	3-25-2046	7,253,031	7,084,311
FNMA Series 2018-14 Class KC	3.00	3-25-2048	6,543,878	6,527,518
FNMA Series 2018-15 Class AB	3.00	3-25-2048	2,283,484	2,253,776
FNMA Series 2018-15 Class CA	3.00	3-25-2048	2,437,529	2,396,965
FNMA Series 2018-38 Class LA	3.00	6-25-2048	19,645,449	18,636,997
FNMA Series 2018-4 Class HC	2.50	12-25-2047	6,120,506	5,818,291
FNMA Series 2018-43 Class CT	3.00	6-25-2048	18,725,710	18,042,918
FNMA Series 2018-45 Class GA	3.00	6-25-2048	40,647,812	39,165,679
FNMA Series 2018-50 Class BA	3.00	7-25-2048	39,991,090	38,250,957
FNMA Series 2018-56 Class CH	3.00	8-25-2048	9,284,237	8,954,836
FNMA Series 2018-57 Class PT	3.00	8-25-2048	7,396,876	7,097,549
FNMA Series 2018-59 Class DA	3.00	8-25-2048	20,807,622	19,962,052
FNMA Series 2018-63 Class DA	3.50	9-25-2048	5,785,280	5,758,756
FNMA Series 2018-8 Class KL	2.50	3-25-2047	7,502,000	7,130,171
FNMA Series 414 Class A35	3.50	10-25-2042	17,256,763	17,144,764
GNMA	3.50	9-20-2045	34,604,826	34,299,502

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Core Bond Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	3.50%	5-20-2046	$4,042,647	$4,010,554
GNMA	3.50	7-20-2046	16,904,576	16,808,088
GNMA	3.50	1-20-2047	3,478,298	3,446,207
GNMA	3.50	1-20-2048	12,095,587	11,976,057
GNMA	3.50	1-20-2048	6,730,626	6,664,791
GNMA	3.50	1-20-2048	2,181,388	2,163,537
GNMA	3.50	1-20-2048	6,167,614	6,101,824
GNMA	4.00	3-20-2048	2,602,466	2,640,358
GNMA	4.00	4-20-2048	3,949,616	4,007,124
GNMA	4.00	4-20-2048	2,987,593	3,035,376
GNMA	4.00	4-20-2048	1,978,568	2,011,767
GNMA	4.50	10-20-2048	76,761,115	79,234,688
GNMA	4.50	11-20-2048	5,731,553	5,917,824
GNMA %%	4.50	12-20-2048	6,175,253	6,377,154
GNMA %%	4.50	1-23-2049	400,000	412,012
GNMA	5.00	12-20-2039	251,406	272,102
GNMA	5.00	11-20-2045	408,220	443,520
GNMA	5.00	4-20-2048	1,453,644	1,544,985
GNMA	5.00	8-20-2048	41,556,316	43,456,171
GNMA	5.00	9-20-2048	28,845,223	30,173,996
GNMA	5.00	11-20-2048	21,879,558	22,887,471
GNMA %%	5.00	12-19-2048	6,300,000	6,572,542
GNMA %%	5.00	12-20-2048	17,892,998	18,706,825
GNMA %%	5.00	1-23-2049	89,300,000	93,027,137
GNMA %%	5.00	2-21-2049	57,000,000	59,299,433
GNMA Series 2012-141 Class WA ±±	4.53	11-16-2041	1,858,865	1,956,149
GNMA Series 2017-167 Class BQ	2.50	8-20-2044	9,714,861	9,350,112

Total Agency Securities (Cost $2,069,752,173)				2,056,573,682

Asset-Backed Securities: 10.91%
Ally Auto Receivables Trust Series 2015-1 Class A4	1.75	5-15-2020	1,456,050	1,454,335
Ally Auto Receivables Trust Series 2015-2 Class A4	1.84	6-15-2020	1,637,129	1,633,263
Ally Master Owner Trust Series 2017-1 Class A (1 Month LIBOR +0.40%) ±	2.71	2-15-2021	2,468,000	2,468,815
American Express Credit Account Master Trust 2018-9 Class A (1 Month LIBOR +0.38%) ±	2.69	4-15-2026	2,909,000	2,910,253
Americredit Automobile Receivables Series 2018-1 Class A3	3.07	12-19-2022	2,541,000	2,534,197
Avis Budget Rental Car Funding LLC Series 2017-1a Class A 144A	3.07	9-20-2023	3,164,000	3,090,985
Barclays Dryrock Issuance Trust Series 2018-1 Class A (1 Month LIBOR +0.33%) ±	2.64	7-15-2024	6,116,000	6,126,721
Capital Auto Receivables Asset Trust Series 2015-3 Class A4	2.13	5-20-2020	881,317	880,542
Capital Auto Receivables Asset Trust Series 2015-4 Class A4	2.01	7-20-2020	3,406,270	3,399,375
Capital Auto Receivables Asset Trust Series 2016-1 Class A4	1.98	10-20-2020	2,455,000	2,447,692
Capital Auto Receivables Asset Trust Series 2016-2 Class A4	1.63	1-20-2021	964,000	957,516
College Avenue Student Loan Trust Series 2017-A Class A1 (1 Month LIBOR +1.65%) 144A ±	3.97	11-26-2046	4,424,963	4,514,125
College Avenue Student Loan Trust Series 2018-A Class A2 144A	4.13	12-26-2047	3,093,621	3,100,985
Discover Card Execution Note Trust Series 2014 Class A4	2.12	12-15-2021	4,440,000	4,419,568
Ford Credit Auto Owner Trust Series 2015-A Class A4	1.64	6-15-2020	994,520	993,168
Ford Credit Auto Owner Trust Series 2017-1 Class A 144A	2.62	8-15-2028	2,218,000	2,163,873
Ford Credit Auto Owner Trust Series 2017-2 Class A 144A	2.36	3-15-2029	5,889,000	5,659,072
Ford Credit Auto Owner Trust Series 2017-A Class A4	1.92	4-15-2022	3,576,000	3,507,406

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Core Bond Portfolio	29

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Ford Credit Auto Owner Trust Series 2018-1 Class A 144A	3.19%	7-15-2031	$8,597,000	$8,346,661
Ford Credit Auto Owner Trust Series 2018-2 Class A 144A	3.47	1-15-2030	6,074,000	6,048,809
Hertz Vehicle Financing LLC Series 2015-1A Class A 144A	2.73	3-25-2021	17,213,000	17,072,717
Hertz Vehicle Financing LLC Series 2015-3A Class A 144A	2.67	9-25-2021	9,811,000	9,649,291
Hertz Vehicle Financing LLC Series 2016-2A Class A2 144A	2.95	3-25-2022	3,863,000	3,813,875
Hertz Vehicle Financing LLC Series 2016-3A Class B 144A	3.11	7-25-2020	2,186,000	2,178,279
Hertz Vehicle Financing LLC Series 2016-4A Class A 144A	2.65	7-25-2022	10,270,000	9,982,797
Hertz Vehicle Financing LLC Series 2017-1A Class A 144A	2.96	10-25-2021	4,777,000	4,707,739
Hertz Vehicle Financing LLC Series 2017-2A Class A 144A	3.29	10-25-2023	7,635,000	7,441,797
Hertz Vehicle Financing LLC Series 2018-2A Class A 144A	3.65	6-27-2022	5,490,000	5,488,584
Hertz Vehicle Financing LLC Series 2018-3A Class A 144A	4.03	7-25-2024	8,575,000	8,574,989
Navient Student Loan Trust Series 2014-1 Class A3 (1 Month LIBOR +0.51%) ±	2.79	6-25-2031	4,771,688	4,780,906
Navient Student Loan Trust Series 2014-AA Class A3 (1 Month LIBOR +1.60%) 144A±	3.91	10-15-2031	6,169,000	6,365,704
Navient Student Loan Trust Series 2014-CTA Class A (1 Month LIBOR +0.70%) 144A±	3.01	9-16-2024	1,525,692	1,528,601
Navient Student Loan Trust Series 2015-1 Class A2 (1 Month LIBOR +0.60%) ±	2.91	4-25-2040	5,044,244	5,039,720
Navient Student Loan Trust Series 2015-CA Class B 144A	3.25	5-15-2040	2,766,000	2,764,142
Navient Student Loan Trust Series 2016-3A Class A2 (1 Month LIBOR +0.85%) 144A±	3.17	6-25-2065	2,867,782	2,882,074
Navient Student Loan Trust Series 2016-AA Class A2B (1 Month LIBOR +2.15%) 144A±	4.46	12-15-2045	3,047,823	3,179,788
Navient Student Loan Trust Series 2017-2A Class A (1 Month LIBOR +0.77%) 144A±	3.08	9-25-2065	8,793,948	8,846,924
Navient Student Loan Trust Series 2017-3A Class A (1 Month LIBOR +0.85%) 144A±	3.16	2-25-2066	9,189,978	9,271,847
Navient Student Loan Trust Series 2017-4A Class A2 (1 Month LIBOR +0.50%) 144A±	2.82	9-27-2066	8,147,000	8,171,787
Navient Student Loan Trust Series 2017-A Class A2B (1 Month LIBOR +0.90%) 144A±	3.21	12-16-2058	8,966,000	8,959,175
Navient Student Loan Trust Series 2018-BA Class A2B (1 Month LIBOR +0.72%) 144A±	3.03	12-15-2059	3,840,000	3,826,056
Navient Student Loan Trust Series 2018-A Class A2 144A	3.19	2-18-2042	2,233,000	2,186,913
Navient Student Loan Trust Series 2018-CA Class A2 144A	3.52	6-16-2042	2,507,000	2,499,287
Navient Student Loan Trust Series 2018-DA Class A2A 144A	4.00	12-15-2059	13,496,000	13,595,036
Navient Student Loan Trust Series 2018-EA Class A2 144A	4.00	12-15-2059	6,822,000	6,890,414
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	2.65	1-25-2037	4,414,426	4,387,732
Nelnet Student Loan Trust Series 2004-5 Class A5 (3 Month LIBOR +0.18%) ±	2.67	10-27-2036	3,083,203	3,048,804
Nelnet Student Loan Trust Series 2005-1 Class A5 (3 Month LIBOR +0.11%) ±	2.60	10-25-2033	17,128,377	17,021,104
Nelnet Student Loan Trust Series 2005-2 Class A5 (3 Month LIBOR +0.10%) ±	2.47	3-23-2037	21,561,131	21,349,314
Nelnet Student Loan Trust Series 2005-3 Class A5 (3 Month LIBOR +0.12%) ±	2.49	12-24-2035	19,346,326	19,201,820
Nelnet Student Loan Trust Series 2005-4 Class A4 (3 Month LIBOR +0.18%) ±	2.55	3-22-2032	4,392,772	4,294,066
Nelnet Student Loan Trust Series 2010-4A Class A (1 Month LIBOR +0.80%) 144A±	3.12	4-25-2046	1,639,089	1,651,158
Nelnet Student Loan Trust Class 2010-2A Class A (3 Month LIBOR +0.85%) 144A±	3.22	9-25-2048	18,698,941	18,938,285
Nelnet Student Loan Trust Series 2012-4A Class A (1 Month LIBOR +0.70%) 144A±	3.02	9-27-2038	16,433,486	16,552,887
Nelnet Student Loan Trust Series 2014-1A Class A (1 Month LIBOR +0.57%) 144A±	2.88	9-25-2041	2,449,603	2,453,684
Nelnet Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.80%) 144A±	3.12	9-25-2065	8,561,276	8,637,266
Nelnet Student Loan Trust Series 2018-3A Class A2 (1 Month LIBOR +0.44%) 144A±	2.76	9-27-2066	2,846,000	2,849,614
SLM Student Loan Trust Series 2006-10 Class A6 (3 Month LIBOR +0.15%) ±	2.64	3-25-2044	20,830,000	20,159,614
SLM Student Loan Trust Series 2013-4 Class A (1 Month LIBOR +0.55%) ±	2.87	6-25-2043	1,921,658	1,924,585
SLM Student Loan Trust Series 2003-1 Class A5C (3 Month LIBOR +0.75%) 144A±	3.08	12-15-2032	3,910,775	3,831,947
SLM Student Loan Trust Series 2004-10 Class A7A (3 Month LIBOR +0.60%) 144A±	3.09	10-25-2029	12,249,000	12,293,008
SLM Student Loan Trust Series 2005-10 Class A5 (3 Month LIBOR +0.13%) ±	2.62	7-26-2021	2,833,553	2,806,003
SLM Student Loan Trust Series 2006-1 Class A5 (3 Month LIBOR +0.11%) ±	2.60	7-26-2021	13,093,374	12,905,300
SLM Student Loan Trust Series 2006-3 Class A5 (3 Month LIBOR +0.10%) ±	2.59	1-25-2021	7,478,107	7,404,982
SLM Student Loan Trust Series 2007-1 Class A5 (3 Month LIBOR +0.09%) ±	2.58	1-26-2026	1,440,006	1,436,755
SLM Student Loan Trust Series 2007-2 Class A4 (3 Month LIBOR +0.06%) ±	2.55	7-25-2022	11,939,000	11,664,408
SLM Student Loan Trust Series 2010-1 Class A (1 Month LIBOR +0.40%) ±	2.72	3-25-2025	1,954,706	1,911,095

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Core Bond Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
SLM Student Loan Trust Series 2012-1 Class A3 (1 Month LIBOR +0.95%) ±	3.26%	9-25-2028	$13,790,819	$13,812,940
SLM Student Loan Trust Series 2012-2 Class A (1 Month LIBOR +0.70%) ±	3.02	1-25-2029	11,856,848	11,783,544
SLM Student Loan Trust Series 2012-6 Class A3 (1 Month LIBOR +0.75%) ±	3.07	5-26-2026	3,178,447	3,178,444
SLM Student Loan Trust Series 2013-B Class A2B (1 Month LIBOR +1.10%) 144A±	3.41	6-17-2030	406,153	407,447
SMB Private Education Loan Trust Series 2015-A Class A2B (1 Month LIBOR +1.00%) 144A±	3.31	6-15-2027	4,531,370	4,571,247
SMB Private Education Loan Trust Series 2015-B Class A2A 144A	2.98	7-15-2027	2,558,098	2,539,138
SMB Private Education Loan Trust Series 2015-C Class A2B (1 Month LIBOR +1.40%) 144A±	3.71	7-15-2027	2,450,306	2,485,035
SMB Private Education Loan Trust Series 2016-A Class A2A 144A	2.70	5-15-2031	10,077,111	9,926,111
SMB Private Education Loan Trust Series 2016-A Class A2B (1 Month LIBOR +1.50%) 144A±	3.81	5-15-2031	13,250,703	13,548,458
SMB Private Education Loan Trust Series 2016-B Class A2A 144A	2.43	2-17-2032	8,056,154	7,815,791
SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) 144A±	3.76	2-17-2032	13,186,880	13,462,900
SMB Private Education Loan Trust Series 2016-C Class A2A 144A	2.34	9-15-2034	11,556,402	11,234,414
SMB Private Education Loan Trust Series 2016-C Class A2B (1 Month LIBOR +1.10%) 144A±	3.41	9-15-2034	10,266,076	10,389,703
SMB Private Education Loan Trust Series 2017-A Class A2B (1 Month LIBOR +0.90%) 144A±	3.21	9-15-2034	3,756,000	3,776,894
SMB Private Education Loan Trust Series 2017-B Class A2B (1 Month LIBOR +0.75%) 144A±	3.06	10-15-2035	7,998,000	7,997,987
SMB Private Education Loan Trust Series 2018-C Class A2A 144A	3.63	11-15-2035	6,580,000	6,580,442
SMB Private Education Loan Trust Series 2018-C Class A2B (1 Month LIBOR +0.75%) 144A±	3.06	11-15-2035	7,851,000	7,863,284
SMB Private Education Loan Trust Series 2018-A Class A2B (1 Month LIBOR +0.80%) 144A±	3.11	2-15-2036	4,315,000	4,327,464
SMB Private Education Loan Trust Series 2018-B Class A2B (1 Month LIBOR +0.72%) 144A±	3.03	1-15-2037	7,041,000	7,024,414
Structured Asset Securities Corporation Series 1998-2 Class A (1 Month LIBOR +0.52%) ±	2.84	2-25-2028	12,224	12,142
Synchrony Credit Card Master Note Trust Series 2018-2 Class A	3.47	5-15-2026	2,324,000	2,326,946
World Financial Network Credit Card Master Trust Series 2014-B Class A4	1.68	12-15-2020	1,459,810	1,459,343
World Financial Network Credit Card Master Trust Series 2015-B Class A	2.55	6-17-2024	444,000	437,654
World Financial Network Credit Card Master Trust Series 2016-A Class A	2.03	4-15-2025	8,931,000	8,643,098
World Financial Network Credit Card Master Trust Series 2016-C Class A	1.72	8-15-2023	3,854,000	3,807,162
World Financial Network Credit Card Master Trust Series 2017-A Class A	2.12	3-15-2024	7,015,000	6,903,617
World Financial Network Credit Card Master Trust Series 2017-C Class A	2.31	8-15-2024	12,914,000	12,678,309
World Omni Auto Receivables Trust Series 2016-A Class A4	1.95	5-16-2022	6,143,000	6,061,027

Total Asset-Backed Securities (Cost $607,613,026)				608,134,189

Corporate Bonds and Notes: 19.76%

Communication Services: 2.05%

Diversified Telecommunication Services: 0.79%
AT&T Incorporated	3.40	5-15-2025	4,226,000	3,933,734
AT&T Incorporated 144A	5.15	2-15-2050	6,594,000	5,919,713
AT&T Incorporated	4.75	5-15-2046	2,074,000	1,789,431
AT&T Incorporated	5.25	3-1-2037	3,950,000	3,760,343
AT&T Incorporated	5.45	3-1-2047	5,713,000	5,412,456

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Core Bond Portfolio	31

Security name	Interest rate	Maturity date	Principal	Value

Diversified Telecommunication Services (continued)
Verizon Communications Incorporated	4.13%	8-15-2046	$6,119,000	$5,277,203
Verizon Communications Incorporated	4.15	3-15-2024	2,074,000	2,095,402
Verizon Communications Incorporated	4.27	1-15-2036	1,988,000	1,823,957
Verizon Communications Incorporated	4.33	9-21-2028	5,618,000	5,583,779
Verizon Communications Incorporated	4.40	11-1-2034	4,503,000	4,272,178
Verizon Communications Incorporated	4.67	3-15-2055	1,054,000	948,197
Verizon Communications Incorporated	5.50	3-16-2047	3,068,000	3,204,281

				44,020,674

Media: 1.26%
21st Century Fox America Incorporated	4.95	10-15-2045	2,048,000	2,170,464
Charter Communications Operating LLC	4.46	7-23-2022	2,031,000	2,034,246
Charter Communications Operating LLC	5.38	5-1-2047	1,409,000	1,257,243
Charter Communications Operating LLC	5.38	4-1-2038	1,812,000	1,651,972
Charter Communications Operating LLC	5.75	4-1-2048	5,419,000	5,051,479
Comcast Corporation	3.30	10-1-2020	11,789,000	11,788,219
Comcast Corporation	3.45	10-1-2021	9,472,000	9,482,687
Comcast Corporation	3.70	4-15-2024	8,211,000	8,185,385
Comcast Corporation	3.95	10-15-2025	5,791,000	5,770,810
Comcast Corporation	4.00	3-1-2048	3,155,000	2,774,972
Comcast Corporation	4.15	10-15-2028	4,736,000	4,696,248
Comcast Corporation	4.60	10-15-2038	4,416,000	4,325,208
Comcast Corporation	4.95	10-15-2058	4,641,000	4,558,159
Time Warner Cable Incorporated	3.80	2-15-2027	1,685,000	1,570,234
Time Warner Cable Incorporated	6.55	5-1-2037	1,469,000	1,490,939
Walt Disney Company «	4.13	6-1-2044	1,054,000	1,021,802
Warner Media LLC	5.35	12-15-2043	1,037,000	972,752
Warner Media LLC	5.38	10-15-2041	1,659,000	1,576,416

				70,379,235

Consumer Discretionary: 0.74%

Automobiles: 0.31%
General Motors Company	5.00	10-1-2028	1,054,000	989,044
General Motors Company	5.95	4-1-2049	6,554,000	5,913,362
Volkswagen Group America Company 144A	4.75	11-13-2028	10,905,000	10,413,486

				17,315,892

Hotels, Restaurants & Leisure: 0.36%
GLP Capital LP / GLP FInancing II Incorporated	5.30	1-15-2029	4,148,000	4,002,820
Starbucks Corporation	3.80	8-15-2025	11,443,000	11,257,448
Starbucks Corporation	4.00	11-15-2028	4,827,000	4,732,645

				19,992,913

Internet & Direct Marketing Retail: 0.07%
Amazon.com Incorporated	2.80	8-22-2024	3,929,000	3,757,591

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Core Bond Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 2.22%

Beverages: 0.59%
Anheuser Busch InBev Worldwide Incorporated	3.50%	1-12-2024	$7,297,000	$7,037,406
Constellation Brands Incorporated	3.20	2-15-2023	7,372,000	7,127,476
Constellation Brands Incorporated	3.60	2-15-2028	5,972,000	5,501,859
Constellation Brands Incorporated	3.70	12-6-2026	1,685,000	1,583,316
Constellation Brands Incorporated	4.40	11-15-2025	2,429,000	2,419,836
Constellation Brands Incorporated	4.50	5-9-2047	907,000	804,425
Constellation Brands Incorporated	4.65	11-15-2028	5,704,000	5,700,376
Constellation Brands Incorporated	5.25	11-15-2048	2,532,000	2,517,989

				32,692,683

Food & Staples Retailing: 0.60%
Costco Wholesale Corporation	2.75	5-18-2024	4,563,000	4,410,623
Costco Wholesale Corporation	3.00	5-18-2027	7,113,000	6,724,122
CVS Caremark Corporation	4.00	12-5-2023	3,129,000	3,106,218
Walmart Incorporated	3.40	6-26-2023	5,600,000	5,589,521
Walmart Incorporated	3.70	6-26-2028	13,028,000	12,896,751
Walmart Incorporated	4.05	6-29-2048	1,059,000	1,017,195

				33,744,430

Food Products: 0.71%
Kraft Heinz Foods Company	2.80	7-2-2020	6,292,000	6,214,129
Kraft Heinz Foods Company	4.38	6-1-2046	3,340,000	2,715,704
Nestle Holdings Incorporated 144A	3.10	9-24-2021	6,978,000	6,968,867
Nestle Holdings Incorporated 144A	3.35	9-24-2023	8,492,000	8,434,565
Nestle Holdings Incorporated 144A	3.50	9-24-2025	3,399,000	3,372,203
Nestle Holdings Incorporated 144A	3.63	9-24-2028	6,638,000	6,550,863
Nestle Holdings Incorporated 144A	3.90	9-24-2038	2,404,000	2,292,366
Nestle Holdings Incorporated 144A	4.00	9-24-2048	3,104,000	2,932,588

				39,481,285

Household Products: 0.08%
Church & Dwight Company Incorporated	2.45	8-1-2022	1,599,000	1,525,175
Church & Dwight Company Incorporated	3.15	8-1-2027	2,636,000	2,428,381
Church & Dwight Company Incorporated	3.95	8-1-2047	786,000	685,196

				4,638,752

Tobacco: 0.24%
Bat Capital Corporation	2.30	8-14-2020	3,189,000	3,102,255
Bat Capital Corporation	2.76	8-15-2022	1,904,000	1,803,392
Bat Capital Corporation	3.56	8-15-2027	2,022,000	1,801,221
Bat Capital Corporation	4.54	8-15-2047	3,211,000	2,607,710
Reynolds American Incorporated	5.85	8-15-2045	4,053,000	3,921,175

				13,235,753

Energy: 2.14%

Electric Utilities: 0.04%
Emera US Finance LP	4.75	6-15-2046	2,558,000	2,386,665

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Core Bond Portfolio	33

Security name	Interest rate	Maturity date	Principal	Value

Energy Equipment & Services: 0.10%
Schlumberger Holdings Corporation 144A	4.00%	12-21-2025	$5,722,000	$5,610,520

Oil, Gas & Consumable Fuels: 2.00%
Anadarko Petroleum Corporation	3.45	7-15-2024	3,414,000	3,254,574
Anadarko Petroleum Corporation	4.85	3-15-2021	2,359,000	2,407,796
Andeavor Logistics LP	3.50	12-1-2022	2,403,000	2,322,197
BP Capital Markets America Incorporated	3.80	9-21-2025	6,309,000	6,244,657
BP Capital Markets America Incorporated	3.94	9-21-2028	15,521,000	15,264,907
Cimarex Energy Company	4.38	6-1-2024	7,243,000	7,077,000
Dominion Gas Holdings LLC	4.80	11-1-2043	294,000	286,978
Enbridge Energy Partners LP	7.38	10-15-2045	1,167,000	1,426,796
Energy Transfer Partners LP	5.50	6-1-2027	4,926,000	4,913,685
Energy Transfer Partners LP	6.00	6-15-2048	2,947,000	2,837,594
Energy Transfer Partners LP	6.13	12-15-2045	3,587,000	3,442,741
Energy Transfer Partners LP	6.50	2-1-2042	1,132,000	1,141,099
Enterprise Products Operating LLC	3.50	2-1-2022	6,949,000	6,898,838
Enterprise Products Operating LLC	4.15	10-16-2028	4,632,000	4,520,814
Hess Corporation	5.60	2-15-2041	838,000	742,909
Hess Corporation	5.80	4-1-2047	2,904,000	2,598,739
HollyFrontier Corporation	5.88	4-1-2026	2,731,000	2,799,578
Kinder Morgan Energy Partners LP	4.25	9-1-2024	1,599,000	1,578,609
Kinder Morgan Incorporated 144A	5.00	2-15-2021	6,413,000	6,532,389
Kinder Morgan Incorporated	5.55	6-1-2045	2,532,000	2,472,194
Marathon Petroleum Corporation	4.75	9-15-2044	2,273,000	2,023,236
MPLX LP	4.13	3-1-2027	2,069,000	1,943,536
MPLX LP	4.70	4-15-2048	968,000	826,244
MPLX LP	4.80	2-15-2029	1,136,000	1,117,857
MPLX LP	5.20	3-1-2047	2,074,000	1,870,743
MPLX LP	5.50	2-15-2049	2,778,000	2,654,318
Newfield Exploration Company	5.63	7-1-2024	7,844,000	8,020,490
Newfield Exploration Company	5.75	1-30-2022	1,435,000	1,463,700
Northwest Pipeline LLC 144A	4.00	4-1-2027	5,505,000	5,284,716
Western Gas Partners LP	5.50	8-15-2048	296,000	262,643
Williams Companies Incorporated	4.55	6-24-2024	2,576,000	2,579,114
Williams Companies Incorporated	5.40	3-4-2044	2,092,000	1,969,024
Williams Companies Incorporated	5.75	6-24-2044	2,740,000	2,696,149

				111,475,864

Financials: 3.63%

Banks: 2.20%
Bank of America Corporation	3.25	10-21-2027	4,969,000	4,566,890
Bank of America Corporation	3.30	1-11-2023	5,782,000	5,638,540
Bank of America Corporation (3 Month LIBOR +1.37%) ±	3.59	7-21-2028	2,022,000	1,905,361
Bank of America Corporation (3 Month LIBOR +1.51%) ±	3.71	4-24-2028	7,713,000	7,282,448
Bank of America Corporation (3 Month LIBOR +0.94%) ±	3.86	7-23-2024	18,677,000	18,497,565
Bank of America Corporation	4.00	4-1-2024	5,237,000	5,219,675
Bank of America Corporation (3 Month LIBOR +1.81%) ±	4.24	4-24-2038	312,000	291,221
Bank of America Corporation	4.45	3-3-2026	3,258,000	3,200,185
Capital One NA	2.65	8-8-2022	3,432,000	3,275,500

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Core Bond Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
Citigroup Incorporated	3.20%	10-21-2026	$6,767,000	$6,182,287
Citigroup Incorporated (3 Month LIBOR +1.39%) ±	3.67	7-24-2028	2,277,000	2,132,114
Citigroup Incorporated (3 Month LIBOR +1.02%) ±	4.04	6-1-2024	7,415,000	7,366,715
Citigroup Incorporated (3 Month LIBOR +1.19%) ±	4.08	4-23-2029	2,040,000	1,960,250
Citigroup Incorporated	4.45	9-29-2027	8,608,000	8,313,918
Comerica Incorporated	3.70	7-31-2023	9,639,000	9,551,434
JPMorgan Chase & Company (3 Month LIBOR +0.61%) ±	3.51	6-18-2022	2,109,000	2,100,989
JPMorgan Chase & Company (3 Month LIBOR +1.36%) ±	3.88	7-24-2038	5,353,000	4,773,124
JPMorgan Chase & Company (3 Month LIBOR +1.00%) ±%%	4.02	12-5-2024	6,215,000	6,200,657
JPMorgan Chase & Company (3 Month LIBOR +1.58%) ±	4.26	2-22-2048	2,152,000	1,959,316
JPMorgan Chase & Company (3 Month LIBOR +1.33%) ±%%	4.45	12-5-2029	4,147,000	4,149,443
KeyCorp	4.15	10-29-2025	2,141,000	2,147,867
PNC Bank	4.05	7-26-2028	2,040,000	2,009,973
Santander Holdings USA %%	4.45	12-3-2021	13,639,000	13,664,049

				122,389,521

Capital Markets: 0.52%
Goldman Sachs Group Incorporated	3.50	11-16-2026	2,982,000	2,748,229
Goldman Sachs Group Incorporated (3 Month LIBOR +1.37%) ±	4.02	10-31-2038	2,083,000	1,820,877
Goldman Sachs Group Incorporated (3 Month LIBOR +1.30%) ±	4.22	5-1-2029	6,180,000	5,910,307
Goldman Sachs Group Incorporated (3 Month LIBOR +1.43%) ±	4.41	4-23-2039	5,661,000	5,199,686
Lazard Group LLC	4.50	9-19-2028	5,013,000	4,893,796
Morgan Stanley	2.63	11-17-2021	5,730,000	5,539,865
Morgan Stanley	2.75	5-19-2022	24,000	23,119
PPL Capital Funding Incorporated	3.10	5-15-2026	3,111,000	2,874,968

				29,010,847

Consumer Finance: 0.32%
Capital One Financial Corporation	2.40	10-30-2020	3,870,000	3,779,052
Capital One Financial Corporation	3.20	1-30-2023	2,930,000	2,831,198
Capital One Financial Corporation	4.25	4-30-2025	4,874,000	4,800,925
ERAC USA Finance LLC 144A	4.50	2-15-2045	382,000	349,685
Ford Motor Credit Company LLC «	3.82	11-2-2027	1,034,000	871,736
Ford Motor Credit Company LLC	4.14	2-15-2023	1,178,000	1,116,467
Ford Motor Credit Company LLC	5.29	12-8-2046	2,828,000	2,274,374
General Motors Financial Company Incorporated	5.15	4-1-2038	1,996,000	1,699,229

				17,722,666

Diversified Financial Services: 0.12%
Voya Financial Incorporated	3.13	7-15-2024	6,050,000	5,695,738
Voya Financial Incorporated	4.80	6-15-2046	994,000	930,989

				6,626,727

Insurance: 0.47%
American International Group Incorporated	4.20	4-1-2028	3,224,000	3,075,168
American International Group Incorporated	4.38	1-15-2055	1,616,000	1,309,689
American International Group Incorporated	6.25	5-1-2036	1,546,000	1,645,520

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Core Bond Portfolio	35

Security name	Interest rate	Maturity date	Principal	Value

Insurance (continued)
Brighthouse Financial	3.70%	6-22-2027	$2,161,000	$1,840,544
Liberty Mutual Group Incorporated 144A	4.25	6-15-2023	2,092,000	2,107,013
MetLife Incorporated	4.60	5-13-2046	2,593,000	2,546,407
Prudential Financial Incorporated	4.60	5-15-2044	1,037,000	996,938
Torchmark Corporation	4.55	9-15-2028	6,309,000	6,309,725
Willis North America Incorporated	4.50	9-15-2028	6,534,000	6,406,828

				26,237,832

Health Care: 2.60%

Biotechnology: 0.72%
AbbVie Incorporated	2.50	5-14-2020	7,994,000	7,876,377
AbbVie Incorporated	3.75	11-14-2023	4,581,000	4,508,057
AbbVie Incorporated	4.25	11-14-2028	9,896,000	9,488,667
AbbVie Incorporated	4.88	11-14-2048	4,849,000	4,421,176
Celgene Corporation	2.75	2-15-2023	7,485,000	7,101,078
Celgene Corporation	2.88	2-19-2021	2,074,000	2,035,950
Celgene Corporation	4.35	11-15-2047	1,305,000	1,091,651
Celgene Corporation	4.55	2-20-2048	4,352,000	3,773,277

				40,296,233

Health Care Equipment & Supplies: 0.65%
Abbott Laboratories	3.75	11-30-2026	3,811,000	3,727,833
Abbott Laboratories	4.90	11-30-2046	3,112,000	3,214,403
Becton Dickinson & Company	2.40	6-5-2020	7,001,000	6,871,420
Becton Dickinson & Company	3.70	6-6-2027	3,463,000	3,228,414
Becton Dickinson & Company	3.73	12-15-2024	5,575,000	5,382,717
Becton Dickinson & Company	4.67	6-6-2047	1,438,000	1,336,718
Becton Dickinson & Company	4.69	12-15-2044	5,073,000	4,658,450
Boston Scientific Corporation	4.00	3-1-2028	1,043,000	994,254
Edwards Lifesciences Corporation	4.30	6-15-2028	6,892,000	6,867,050

				36,281,259

Health Care Providers & Services: 1.02%
Anthem Incorporated	2.95	12-1-2022	2,316,000	2,234,431
CVS Health Corporation	3.70	3-9-2023	10,518,000	10,350,577
CVS Health Corporation	4.30	3-25-2028	12,579,000	12,252,908
CVS Health Corporation	4.78	3-25-2038	6,404,000	6,118,765
CVS Health Corporation	5.05	3-25-2048	4,321,000	4,185,661
Halfmoon Parent Incorporated 144A	4.90	12-15-2048	3,917,000	3,740,345
Halfmoon Parent Incorporated 144A	3.40	9-17-2021	4,728,000	4,687,505
Halfmoon Parent Incorporated 144A	3.75	7-15-2023	7,959,000	7,852,084
Halfmoon Parent Incorporated 144A	4.38	10-15-2028	4,876,000	4,787,935
Halfmoon Parent Incorporated 144A	4.80	8-15-2038	458,000	443,356

				56,653,567

Pharmaceuticals: 0.21%
GlaxoSmithKline Capital Incorporated	3.38	5-15-2023	10,345,000	10,240,001
Pfizer Incorporated	4.20	9-15-2048	1,673,000	1,631,600

				11,871,601

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Core Bond Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 1.70%

Aerospace & Defense: 0.80%
Northrop Grumman Corporation	2.08%	10-15-2020	$4,840,000	$4,728,519
Northrop Grumman Corporation	2.55	10-15-2022	6,793,000	6,492,869
Northrop Grumman Corporation	2.93	1-15-2025	302,000	285,033
Northrop Grumman Corporation	3.25	8-1-2023	6,266,000	6,105,420
Northrop Grumman Corporation	3.25	1-15-2028	2,878,000	2,676,638
Northrop Grumman Corporation	4.03	10-15-2047	1,971,000	1,764,124
The Boeing Company	3.55	3-1-2038	888,000	815,584
United Technologies Corporation	3.65	8-16-2023	8,046,000	7,930,277
United Technologies Corporation	4.13	11-16-2028	8,159,000	8,013,560
United Technologies Corporation	4.45	11-16-2038	3,882,000	3,748,997
United Technologies Corporation	4.63	11-16-2048	2,326,000	2,230,262

				44,791,283

Air Freight & Logistics: 0.14%
FedEx Corporation	4.40	1-15-2047	1,253,000	1,112,133
FedEx Corporation	4.55	4-1-2046	3,371,000	3,067,078
FedEx Corporation	4.95	10-17-2048	3,932,000	3,824,859

				8,004,070

Airlines: 0.09%
Delta Air Lines Incorporated	3.80	4-19-2023	3,785,000	3,696,249
Delta Air Lines Incorporated	4.38	4-19-2028	1,428,000	1,363,500

				5,059,749

Construction & Engineering: 0.06%
Valmont Industries Incorporated	5.00	10-1-2044	2,031,000	1,776,017
Valmont Industries Incorporated	5.25	10-1-2054	2,014,000	1,750,961

				3,526,978

Industrial Conglomerates: 0.04%
General Electric Capital Corporation	5.88	1-14-2038	2,564,000	2,382,044

Machinery: 0.14%
Wabtec Corporation	4.15	3-15-2024	3,457,000	3,337,469
Wabtec Corporation	4.70	9-15-2028	4,581,000	4,336,564

				7,674,033

Road & Rail: 0.14%
Burlington Northern Santa Fe LLC	4.05	6-15-2048	3,155,000	2,906,037
CSX Corporation	4.25	3-15-2029	2,107,000	2,107,356
CSX Corporation	4.75	11-15-2048	2,530,000	2,494,797

				7,508,190

Trading Companies & Distributors: 0.23%
Air Lease Corporation	3.50	1-15-2022	2,669,000	2,624,089
Air Lease Corporation	3.63	4-1-2027	5,618,000	5,023,645
Air Lease Corporation	3.63	12-1-2027	5,488,000	4,780,970

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Core Bond Portfolio	37

Security name	Interest rate	Maturity date	Principal	Value

Trading Companies & Distributors (continued)
Air Lease Corporation	4.63%	10-1-2028	$305,000	$292,629

				12,721,333

Transportation Infrastructure: 0.06%
Crowley Conro LLC	4.18	8-15-2043	2,968,000	2,994,212

Information Technology: 1.15%

IT Services: 0.17%
Fiserv Incorporated	3.80	10-1-2023	3,469,000	3,463,763
Fiserv Incorporated	4.20	10-1-2028	5,929,000	5,861,587

				9,325,350

Software: 0.48%
Microsoft Corporation	2.00	8-8-2023	5,229,000	4,917,903
Microsoft Corporation	3.30	2-6-2027	4,170,000	4,059,110
Microsoft Corporation	4.00	2-12-2055	1,661,000	1,565,024
Microsoft Corporation	4.10	2-6-2037	3,448,000	3,457,313
Microsoft Corporation	4.25	2-6-2047	4,676,000	4,730,246
Microsoft Corporation	4.50	2-6-2057	2,504,000	2,575,157
Oracle Corporation	2.63	2-15-2023	2,843,000	2,745,203
Oracle Corporation	2.95	11-15-2024	1,521,000	1,454,824
Oracle Corporation	3.80	11-15-2037	1,556,000	1,425,358

				26,930,138

Technology Hardware, Storage & Peripherals: 0.50%
Apple Incorporated	2.85	5-11-2024	3,941,000	3,797,526
Apple Incorporated	3.20	5-13-2025	1,269,000	1,228,362
Apple Incorporated	3.20	5-11-2027	10,924,000	10,390,300
Apple Incorporated	3.75	11-13-2047	735,000	656,493
Apple Incorporated	4.25	2-9-2047	4,123,000	4,007,018
Apple Incorporated	4.38	5-13-2045	1,945,000	1,923,134
Apple Incorporated	4.50	2-23-2036	2,082,000	2,156,158
Hewlett Packard Enterprise Company	6.35	10-15-2045	4,174,000	3,870,387

				28,029,378

Materials: 0.82%

Chemicals: 0.39%
CF Industries Incorporated 144A	3.40	12-1-2021	6,370,000	6,260,969
CF Industries Incorporated 144A	4.50	12-1-2026	4,287,000	4,204,300
Dow Chemical Company 144A	4.80	11-30-2028	2,729,000	2,736,272
Dow Chemical Company 144A	5.55	11-30-2048	1,658,000	1,678,096
Eastman Chemical Company	4.65	10-15-2044	2,377,000	2,082,642
The Sherwin-Williams Company	2.75	6-1-2022	2,967,000	2,845,531
Westlake Chemical Corporation	3.60	8-15-2026	2,107,000	1,928,827

				21,736,637

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Core Bond Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Construction Materials: 0.01%
Vulcan Materials Company	4.50%	6-15-2047	$732,000	$597,683

Containers & Packaging: 0.27%
Avery Dennison Corporation %%	4.88	12-6-2028	4,428,000	4,414,145
International Paper Company	4.35	8-15-2048	1,819,000	1,513,409
International Paper Company	4.40	8-15-2047	631,000	532,457
International Paper Company	5.15	5-15-2046	5,471,000	5,086,097
Westrock Company 144A	4.00	3-15-2028	1,905,000	1,801,046
Westrock Company 144A%%	4.90	3-15-2029	1,450,000	1,457,822

				14,804,976

Metals & Mining: 0.15%
Barrick Gold Finance Company LLC	5.70	5-30-2041	2,494,000	2,596,376
Nucor Corporation	3.95	5-1-2028	1,357,000	1,334,286
Nucor Corporation	4.40	5-1-2048	1,043,000	968,708
Southern Copper Corporation	5.88	4-23-2045	2,550,000	2,518,618
Southern Copper Corporation	7.50	7-27-2035	995,000	1,134,300

				8,552,288

Real Estate: 0.93%

Equity REITs: 0.93%
Boston Properties LP	4.50	12-1-2028	3,843,000	3,845,719
DDR Corporation «	4.25	2-1-2026	926,000	893,543
DDR Corporation	4.63	7-15-2022	5,834,000	5,976,436
ERP Operating LP	4.15	12/1/2028	1,592,000	1,591,622
Mid-America Apartments LP	3.60	6-1-2027	2,066,000	1,945,440
Mid-America Apartments LP	3.75	6-15-2024	5,142,000	5,017,735
Mid-America Apartments LP	4.00	11-15-2025	2,636,000	2,580,137
Mid-America Apartments LP	4.30	10-15-2023	2,204,000	2,221,937
Public Storage	2.37	9-15-2022	5,721,000	5,491,191
Public Storage	3.09	9-15-2027	4,537,000	4,216,895
Regency Centers LP	3.60	2-1-2027	2,092,000	1,971,033
Regency Centers LP	4.13	3-15-2028	1,413,000	1,367,196
Store Capital Corporation	4.50	3-15-2028	8,098,000	7,847,161
Tanger Properties LP	3.75	12-1-2024	2,550,000	2,444,745
Tanger Properties LP	3.88	12-1-2023	2,769,000	2,698,960
Washington Prime Group Incorporated «	5.95	8-15-2024	1,988,000	1,846,043

				51,955,793

Utilities: 1.78%

Electric Utilities: 1.35%
Alliant Energy Finance LLC 144A	4.25	6-15-2028	3,446,000	3,387,451
American Electric Power Company Incorporated	4.30	12-1-2028	4,560,000	4,547,264
American Transmission Systems Incorporated 144A	5.00	9-1-2044	1,141,000	1,172,492
Appalachian Power Company	3.30	6-1-2027	1,383,000	1,300,162
Duke Energy Corporation	1.80	9-1-2021	4,537,000	4,315,341
Duquesne Light Holdings Incorporated 144A	3.62	8-1-2027	6,534,000	6,065,974
Emera US Finance LP	3.55	6-15-2026	2,085,000	1,948,678
FirstEnergy Corporation	4.85	7-15-2047	1,059,000	1,019,306

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Core Bond Portfolio	39

Security name	Interest rate	Maturity date	Principal	Value

Electric Utilities (continued)

FirstEnergy Transmission LLC 144A	5.45%	7-15-2044	$873,000	$920,694

Indiana Michigan Power Company	4.55	3-15-2046	2,117,000	2,102,357

IPALCO Enterprises Incorporated	3.70	9-1-2024	5,075,000	4,847,868

Mid-Atlantic Interstate Transmission LLC 144A	4.10	5-15-2028	4,123,000	3,991,154

Mississippi Power Company	3.95	3-30-2028	5,239,000	5,076,370

Pacific Gas & Electric Company	2.95	3-1-2026	3,132,000	2,584,442

Pacific Gas & Electric Company	3.30	3-15-2027	3,641,000	2,996,824

Pacific Gas & Electric Company	3.30	12-1-2027	3,221,000	2,657,644

Pacific Gas & Electric Company	4.00	12-1-2046	1,058,000	808,291

Pacific Gas & Electric Company	4.25	3-15-2046	1,055,000	817,184

Pacific Gas & Electric Company	5.80	3-1-2037	327,000	302,189

Pacific Gas & Electric Company	6.05	3-1-2034	1,898,000	1,819,530

South Carolina Edison Company	3.70	8-1-2025	2,489,000	2,432,052

South Carolina Edison Company	4.13	3-1-2048	7,770,000	6,933,626

South Carolina Electric & Gas Company	4.25	8-15-2028	3,440,000	3,443,491

Southern California Edison Company	3.40	6-1-2023	2,771,000	2,706,465

Southern California Edison Company	3.50	10-1-2023	1,719,000	1,672,692

Southwestern Electric Power Company	2.75	10-1-2026	985,000	902,717

Southwestern Electric Power Company	3.85	2-1-2048	1,572,000	1,341,450

Southwestern Electric Power Company	3.90	4-1-2045	1,383,000	1,207,811

Virginia Electric Power Company	4.60	12-1-2048	1,821,000	1,816,402

				75,137,921

Multi-Utilities: 0.43%

Ameren Illinois Company	4.50	3-15-2049	3,162,000	3,192,021

Consumers Energy Company	3.45	8-15-2027	1,054,000	997,859

Consumers Energy Company	3.80	11-15-2028	1,059,000	1,056,707

Dominion Energy Incorporated	4.25	6-1-2028	3,915,000	3,867,054

Dominion Resources Incorporated	1.60	8-15-2019	3,915,000	3,869,419

Dominion Resources Incorporated	2.00	8-15-2021	3,025,000	2,880,821

Pacific Gas & Electric Corporation	4.75	2-15-2044	737,000	616,368

Sempra Energy	4.00	2-1-2048	6,410,000	5,294,160

Sempra Energy	2.90	2-1-2023	2,347,000	2,241,019

				24,015,428

Total Corporate Bonds and Notes (Cost $1,135,799,378)				1,101,569,994

Foreign Corporate Bonds and Notes @: 0.04%

Energy: 0.04%

Oil, Gas & Consumable Fuels: 0.04%

EnCana Corporation (CAD)	6.63	8-15-2037	1,945,000	2,102,382

Total Foreign Corporate Bonds and Notes (Cost $2,343,120)				2,102,382

Municipal Obligations: 0.52%

California: 0.16%

GO Revenue: 0.16%

California Build America Bonds	7.60	11-1-2040	$1,580,000	2,267,142

Los Angeles CA Community College District Build America Bonds	6.75	8-1-2049	4,670,000	6,515,724

				8,782,866

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Core Bond Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Illinois: 0.02%

GO Revenue: 0.02%
Illinois Taxable Pension	5.10%	6-1-2033	$1,065,000	$1,009,663

Nevada: 0.08%

Airport Revenue: 0.08%
Clark County NV Airport Authority Build America Bonds Series C	6.82	7-1-2045	3,365,000	4,614,593

New York: 0.12%

Airport Revenue: 0.12%
Port Authority of New York & New Jersey Consolidated Bonds Series 174	4.46	10-1-2062	6,705,000	6,643,314

Ohio: 0.03%

Education Revenue: 0.03%
Ohio State University General Receipts Taxable Bonds Series A	4.80	6-1-2111	1,957,000	1,994,790

Texas: 0.11%

Transportation Revenue: 0.11%
North Texas Tollway Authority	6.72	1-1-2049	4,460,000	6,059,624

Total Municipal Obligations (Cost $26,493,760)				29,104,850

Non-Agency Mortgage-Backed Securities: 4.82%
Benchmark Mortgage Trust Series 2018-B1 Class ASB ±±	3.60	1-15-2051	1,620,000	1,607,012
CD Commercial Mortgage Trust Series 2016-CD1 Class A1	1.44	8-10-2049	1,206,223	1,175,085
CD Commercial Mortgage Trust Series 2016-CD1 Class ASB	2.62	8-10-2049	4,881,000	4,667,789
CD Commercial Mortgage Trust Series 2017-CD4 Class ASB	3.32	5-10-2050	2,105,000	2,074,109
CD Commercial Mortgage Trust Series 2017-CD6 Class ASB	3.33	11-13-2050	5,323,000	5,188,726
CD Commercial Mortgage Trust Series 2018-CD7 Class A4	4.28	8-15-2051	938,000	960,392
CFCRE Commercial Mortgage Trust Series 2016-C3 Class A1	1.79	1-10-2048	1,595,053	1,570,470
CFCRE Commercial Mortgage Trust Series 2016-C4 Class A4	3.28	5-10-2058	2,857,000	2,734,221
CFCRE Commercial Mortgage Trust Series 2016-C7 Class A2	3.59	12-10-2054	2,861,000	2,793,399
CFCRE Commercial Mortgage Trust Series 2016-C7 Class A3	3.84	12-10-2054	4,014,000	3,980,638
CFCRE Commercial Mortgage Trust Series 2017-C8 Class A1	1.96	6-15-2050	1,360,878	1,331,010
CFCRE Commercial Mortgage Trust Series 2017-C8 Class ASB	3.37	6-15-2050	2,014,000	1,983,802
Citigroup Commercial Mortgage Trust Series 2015-GC29 Class AS	3.46	4-10-2048	1,353,000	1,322,393
Commercial Mortgage Pass-Through Certificate Series 2012-CR3 Class A3	2.82	10-15-2045	2,240,762	2,186,927
Commercial Mortgage Pass-Through Certificate Series 2012-UBS5 Class A3	3.55	9-10-2047	1,038,000	1,040,226
Commercial Mortgage Pass-Through Certificate Series 2013-CR10 Class A2	2.97	8-10-2046	60,931	60,107
Commercial Mortgage Pass-Through Certificate Series 2013-CR12 Class A4	4.05	10-10-2046	2,289,000	2,336,253
Commercial Mortgage Pass-Through Certificate Series 2014-UBS2 Class A5	3.96	3-10-2047	1,747,000	1,769,311
Commercial Mortgage Pass-Through Certificate Series 2016-C1 Class ASB	2.97	10-10-2049	2,071,000	2,011,600
Commercial Mortgage Trust Series 2012-CR4 Class A2	1.80	10-15-2045	493,295	470,436
Commercial Mortgage Trust Series 2013-CR11 Class A1	1.47	8-10-2050	77,286	77,186
Commercial Mortgage Trust Series 2014-UBS4 Class AM	3.97	8-10-2047	3,113,000	3,096,604
Commercial Mortgage Trust Series 2014-UBS6 Class A5	3.64	12-10-2047	4,020,000	3,997,919
Commercial Mortgage Trust Series 2015-DC1 Class A5	3.35	2-10-2048	3,271,000	3,191,773
Commercial Mortgage Trust Series 2018-COR3 Class A3	4.23	5-10-2051	2,336,000	2,376,339
Commercial Real Estate Products & Resources Estate Series 2016-C4 Class ASB	3.09	5-10-2058	2,871,000	2,805,302
Credit Suisse Mortgage Trust Series 2016-NSXR Class A4 ±±	3.79	12-15-2049	7,167,000	7,084,346
CSAIL Commercial Mortgage Trust Series 2015-C3 Class A4	3.72	8-15-2048	2,954,000	2,941,428
CSAIL Commercial Mortgage Trust Series 2015-C4 Class A4	3.81	11-15-2048	6,095,200	6,078,863

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Core Bond Portfolio	41

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Trust Series 2016-C5 Class ASB	3.53%	11-15-2048	$865,000	$863,288
DBGS Mortgage Trust Series 2018-C1 Class A4	4.47	10-15-2051	6,526,000	6,769,361
Deutsche Bank Commercial Mortgage Trust Series 2017-C6 Class ASB	3.12	6-10-2050	1,249,000	1,208,454
GS Mortgage Securities Trust Series 2012-GCJ7 Class AAB	2.94	5-10-2045	335,161	333,894
GS Mortgage Securities Trust Series 2014-GCJ18 Class A3	3.80	1-10-2047	1,904,000	1,916,427
GS Mortgage Securities Trust Series 2015-GC34 Class A4	3.51	10-10-2048	2,820,000	2,773,252
GS Mortgage Securities Trust Series 2016-GS3 Class A4	2.85	10-10-2049	2,075,000	1,939,750
GS Mortgage Securities Trust Series 2016-GS3 Class AAB	2.78	10-10-2049	3,117,000	3,013,923
Impact Funding LLC Series 2010-1 Class A1 144A	5.31	1-25-2051	7,797,966	8,224,456
JPMDB Commercial Mortgage Securities Series 2014-C23 Class A4	3.67	9-15-2047	2,419,000	2,416,358
JPMDB Commercial Mortgage Securities Series 2017-C5 Class ASB	3.49	3-15-2050	861,000	850,253
JPMDB Commercial Mortgage Securities Series 2018-C8 Class ASB	4.15	6-15-2051	2,714,000	2,774,203
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2016-JP3 Class A4	2.63	8-15-2049	5,015,000	4,626,031
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2012-CBX Class A4	3.48	6-15-2045	3,623,000	3,616,201
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2013-C13 Class A2	2.67	1-15-2046	1,499,237	1,494,590
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-C20 Class A2	2.87	7-15-2047	1,927,816	1,924,173
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2016-JP2 Class A1	1.32	8-15-2049	2,430,530	2,380,987
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2017-JP5 Class ASB	3.55	3-15-2050	6,129,000	6,070,643
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2017-JP6 Class ASB	3.28	7-15-2050	2,343,000	2,286,525
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A2	2.77	10-15-2048	1,790,120	1,777,307
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A3	2.91	10-15-2048	10,965,000	10,513,285
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-JP1 Class ASB	3.73	1-15-2049	2,582,000	2,598,830
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-JP2 Class ASB	2.71	8-15-2049	2,765,000	2,654,304
JPMorgan Mortgage Trust Series 2016-5 Class A1 144A ±±	2.64	12-25-2046	3,073,172	3,021,763
JPMorgan Mortgage Trust Series 2017-5 Class A1 144A ±±	3.17	10-26-2048	28,330,788	27,938,016
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25 Class A5	3.64	10-15-2048	2,838,000	2,813,274
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27 Class A4	3.75	12-15-2047	754,000	752,601
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C28 Class A4	3.54	1-15-2049	1,448,000	1,422,970
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class A4	2.60	9-15-2049	5,637,000	5,182,064
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class ASB	2.73	9-15-2049	9,888,000	9,501,417
Morgan Stanley Capital I Trust Series 2016-UB11 Class A1	1.45	8-15-2049	2,688,832	2,632,235
Morgan Stanley Capital I Trust Series 2016-UB11 Class ASB	2.61	8-15-2049	2,119,000	2,020,632
Morgan Stanley Capital I Trust Series 2016-UBS9 Class A1	1.71	3-15-2049	1,394,593	1,368,484
Perpetual Savings Bank Series 1990-1 Class 1 ±±	4.93	3-1-2020	2,955	2,955
SoFi Professional Loan Program LLC Series 2016-A Class A2 144A	2.76	12-26-2036	3,652,844	3,595,617
SoFi Professional Loan Program LLC Series 2016-D Class A1 (1 Month LIBOR +0.95%) 144A ±	3.27	1-25-2039	771,143	776,076
SoFi Professional Loan Program LLC Series 2016-E Class A1 (1 Month LIBOR +0.85%) 144A ±	3.17	7-25-2039	1,779,703	1,787,797
SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A ±	3.02	3-26-2040	1,731,753	1,736,454
SoFi Professional Loan Program LLC Series 2017-D Class A2 144A	2.65	9-25-2040	666,000	646,344
SoFi Professional Loan Program LLC Series 2017-E Class A1 (1 Month LIBOR +0.50%) 144A ±	2.82	11-26-2040	1,601,902	1,606,320
SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	9,979,000	9,747,659

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Core Bond Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
SoFi Professional Loan Program LLC Series 2018-B Class A2FX 144A	3.34%	8-25-2047	$8,978,000	$8,846,736
SoFi Professional Loan Program LLC Series 2018-C Class A2FX 144A	3.59	1-25-2048	11,480,000	11,508,770
SoFi Professional Loan Program LLC Series 2018-D Class A2FX 144A	3.60	2-25-2048	11,751,000	11,784,093
UBS Barclays Commercial Mortgage Trust Series 2012-C2 Class A4	3.53	5-10-2063	3,453,000	3,448,160
UBS Barclays Commercial Mortgage Trust Series 2017-C7 Class A4	3.68	12-15-2050	660,000	643,754
UBS Commercial Mortgage Trust Series 2018-C10 Class A4	4.31	5-15-2051	2,033,000	2,080,462
UBS Commercial Mortgage Trust Series 2018-C13 Class A4	4.33	10-15-2051	3,459,000	3,546,020
UBS Commercial Mortgage Trust Series 2018-C9 Class A4 ±±	4.12	3-15-2051	4,422,000	4,458,017

Total Non-Agency Mortgage-Backed Securities (Cost $274,913,791)				268,808,851

U.S. Treasury Securities: 23.77%
U.S. Treasury Bond	2.50	2-15-2046	34,137,000	29,172,467
U.S. Treasury Bond	2.50	5-15-2046	19,764,000	16,874,287
U.S. Treasury Bond	2.75	8-15-2047	19,448,000	17,434,828
U.S. Treasury Bond	2.75	11-15-2047	48,941,000	43,840,430
U.S. Treasury Bond	2.88	5-15-2028	3,293,000	3,257,240
U.S. Treasury Bond	2.88	11-15-2046	29,715,000	27,374,944
U.S. Treasury Bond	3.00	2-15-2047	8,596,000	8,116,169
U.S. Treasury Bond	3.00	2-15-2048	1,485,000	1,398,858
U.S. Treasury Bond	3.00	8-15-2048	31,229,000	29,419,914
U.S. Treasury Bond	3.13	5-15-2048	68,944,000	66,555,198
U.S. Treasury Bond	3.13	11-15-2028	125,463,000	126,732,333
U.S. Treasury Bond	3.38	11-15-2048	39,145,000	39,674,069
U.S. Treasury Bond	3.75	11-15-2043	10,778,000	11,599,823
U.S. Treasury Note	1.50	8-15-2020	10,000,000	9,784,766
U.S. Treasury Note	1.50	8-15-2026	34,448,000	31,026,076
U.S. Treasury Note	1.88	1-31-2022	71,367,000	69,306,835
U.S. Treasury Note	2.00	10-31-2021	35,231,000	34,421,788
U.S. Treasury Note	2.00	12-31-2021	25,657,000	25,038,626
U.S. Treasury Note	2.00	10-31-2022	21,986,000	21,301,514
U.S. Treasury Note	2.00	11-15-2026	57,425,000	53,526,381
U.S. Treasury Note	2.38	1-31-2023	7,359,000	7,224,181
U.S. Treasury Note	2.63	5-15-2021	11,460,000	11,407,624
U.S. Treasury Note	2.63	6-15-2021	2,407,000	2,395,529
U.S. Treasury Note	2.63	6-30-2023	16,555,000	16,401,090
U.S. Treasury Note	2.75	2-15-2028	78,301,000	76,719,687
U.S. Treasury Note	2.75	4-30-2023	3,903,000	3,887,906
U.S. Treasury Note	2.75	8-31-2023	8,263,000	8,231,368
U.S. Treasury Note	2.88	10-31-2020	57,778,000	57,834,424
U.S. Treasury Note	2.88	11-15-2021	60,593,000	60,678,209
U.S. Treasury Note	2.88	10-15-2021	82,298,000	82,400,873
U.S. Treasury Note ##	2.88	9-30-2023	116,535,000	116,671,565
U.S. Treasury Note	2.88	10-31-2023	116,003,000	116,161,598
U.S. Treasury Note	2.88	11-30-2023	58,329,000	58,431,531
U.S. Treasury Note	2.88	8-15-2028	13,887,000	13,728,601
U.S. Treasury Note	3.00	9-30-2025	15,947,000	16,029,850
U.S. Treasury Note	3.00	10-31-2025	10,825,000	10,882,931

Total U.S. Treasury Securities (Cost $1,333,662,183)				1,324,943,513

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Core Bond Portfolio	43

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 4.24%

Communication Services: 0.09%

Diversified Telecommunication Services: 0.02%
Telefonica Emisiones SAU	5.21%	3-8-2047	$1,358,000	$1,232,772

Wireless Telecommunication Services: 0.07%
Vodafone Group plc	3.75	1-16-2024	4,010,000	3,908,536

Consumer Staples: 0.21%

Food & Staples Retailing: 0.01%
Alimentation Couche-Tard Company 144A	4.50	7-26-2047	372,000	340,654

Food Products: 0.20%
Danone SA 144A	2.95	11-2-2026	12,506,000	11,307,122

Energy: 0.76%

Energy Equipment & Services: 0.14%
Schlumberger Limited 144A	2.65	11-20-2022	8,349,000	8,027,767

Oil, Gas & Consumable Fuels: 0.62%
Ecopetrol SA	5.88	5-28-2045	1,426,000	1,303,721
Enbridge Incorporated	2.90	7-15-2022	4,987,000	4,796,730
Encana Corporation	6.50	2-1-2038	3,241,000	3,593,356
Petroleos Mexicanos Company	2.38	4-15-2025	2,358,850	2,302,029
Petroleos Mexicanos Company	2.46	12-15-2025	6,048,750	5,915,835
Petroleos Mexicanos Company 144A	6.35	2-12-2048	2,074,000	1,654,845
Petroleos Mexicanos Company	6.50	3-13-2027	3,371,000	3,153,571
Petroleos Mexicanos 144A	6.50	1-23-2029	3,163,000	2,912,807
Petroleos Mexicanos Company	6.75	9-21-2047	2,420,000	2,002,550
Transcanada Pipelines Limited	5.10	3-15-2049	6,949,000	6,775,579

				34,411,023

Financials: 2.52%

Banks: 1.92%
Aib Group plc 144A	4.75	10-12-2023	8,949,000	8,798,372
Banco Santander SA	3.80	2-23-2028	4,100,000	3,617,207
Banco Santander SA	4.38	4-12-2028	5,200,000	4,795,854
Bank of Ireland Group 144A	4.50	11-25-2023	5,700,000	5,551,863
Banque Federative du Credit Mutuel SA 144A	3.75	7-20-2023	6,975,000	6,890,271
Barclays plc (3 Month LIBOR +1.40%) ±	4.61	2-15-2023	8,072,000	7,978,923
BNP Paribas SA 144A	3.50	3-1-2023	10,424,000	10,047,596
Danske Bank A/S 144A	3.88	9-12-2023	4,753,000	4,542,473
Danske Bank A/S 144A	4.38	6-12-2028	1,590,000	1,493,047
DNB Bank ASA 144A	2.13	10-2-2020	5,064,000	4,946,865
Export Import Bank of Korea	3.00	11-1-2022	5,215,000	5,095,681
Intesa Sanpaolo SpA 144A	3.88	7-14-2027	8,764,000	7,146,336
Intesa Sanpaolo SpA 144A	3.88	1-12-2028	5,199,000	4,195,982
Intesa Sanpaolo SpA 144A	4.38	1-12-2048	2,290,000	1,625,944
Lloyds Banking Group plc	4.05	8-16-2023	5,804,000	5,662,949
Lloyds Banking Group plc	4.34	1-9-2048	1,939,000	1,516,041
Lloyds Banking Group plc	4.38	3-22-2028	4,240,000	3,984,198

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Core Bond Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
Royal Bank of Scotland Group plc (3 Month LIBOR +1.75%) ±	4.89%	5-18-2029	$3,692,000	$3,491,799
Royal Bank of Scotland Group plc (3 Month LIBOR +1.91%) ±	5.08	1-27-2030	4,326,000	4,134,556
Santander UK Group Holdings plc (3 Month LIBOR +1.57%) ±	4.80	11-15-2024	5,889,000	5,833,564
Svenska Handelsbanken AB	3.90	11-20-2023	457,000	457,095
UBS Group Funding Company 144A	2.65	2-1-2022	5,356,000	5,150,750

				106,957,366

Consumer Finance: 0.16%
Shell International Finance Company	3.50	11-13-2023	8,702,000	8,670,085

Diversified Consumer Services: 0.24%
NXP BV / NXP Funding LLC 144A	4.63	6-1-2023	13,733,000	13,466,854

Diversified Financial Services: 0.14%
Enel Finance International NV 144A	4.25	9-14-2023	5,714,000	5,471,790
Enel Finance International NV 144A	4.88	6-14-2029	2,591,000	2,389,640

				7,861,430

Insurance: 0.06%
Aon plc	3.88	12-15-2025	3,543,000	3,455,666

Health Care: 0.35%

Pharmaceuticals: 0.35%
Sanofi SA	3.38	6-19-2023	9,213,000	9,152,358
Sanofi SA	3.63	6-19-2028	10,233,000	10,125,876

				19,278,234

Information Technology: 0.07%

Semiconductors & Semiconductor Equipment: 0.07%
NXP Funding LLC 144A	3.88	9-1-2022	4,189,000	4,058,094

Materials: 0.13%

Chemicals: 0.03%
Syngenta Finance NV 144A	5.68	4-24-2048	2,605,000	2,099,873

Metals & Mining: 0.07%
Goldcorp Incorporated	5.45	6-9-2044	1,604,000	1,591,650
Southern Copper Corporation	3.88	4-23-2025	2,378,000	2,230,726

				3,822,376

Paper & Forest Products: 0.03%
Suzano Austria GmbH Company 144A	7.00	3-16-2047	1,548,000	1,572,768

Utilities: 0.11%

Electric Utilities: 0.11%
Electricite de France SA 144A	6.00	1-22-2114	1,322,000	1,282,459
Electricite de France SA 144A	4.88	9-21-2038	3,530,000	3,196,350
Electricite de France SA 144A	5.00	9-21-2048	1,814,000	1,617,507

				6,096,316

Total Yankee Corporate Bonds and Notes (Cost $245,421,283)				236,566,936

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Core Bond Portfolio	45

Security name	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds: 0.69%
Republic of Colombia	4.50%	3-15-2029	$3,862,000	$3,777,075
Republic of Colombia	5.00	6-15-2045	2,047,000	1,911,898
Republic of Indonesia	2.95	1-11-2023	7,042,000	6,678,274
Republic of Korea	3.50	9-20-2028	3,555,000	3,493,071
Republic of Korea	3.88	9-20-2048	2,115,000	2,013,319
Republic of Panama	4.50	4-16-2050	3,108,000	2,898,210
Republic of Paraguay 144A	6.10	8-11-2044	4,895,000	4,882,763
United Mexican States	3.75	1-11-2028	2,368,000	2,190,400
United Mexican States	4.60	2-10-2048	12,021,000	10,356,213

Total Yankee Government Bonds (Cost $39,008,165)				38,201,223

	Yield		Shares
Short-Term Investments: 1.43%

Investment Companies: 1.43%
Securities Lending Cash Investments LLC (l)(r)(u)	2.38		3,674,870	3,675,237
Wells Fargo Government Money Market Fund Select Class ##(l)(u)	2.13		76,099,209	76,099,209

Total Short-Term Investments (Cost $79,774,446)				79,774,446

Total investments in securities (Cost $5,814,781,325)	103.08%	5,745,780,066
Other assets and liabilities, net	(3.08)	(171,837,374)

Total net assets	100.00%	$5,573,942,692

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

«	All or a portion of this security is on loan.

@	Foreign bond principal is denominated in the local currency of the issuer.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

CAD	Canadian dollar

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Core Bond Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	57,959,204	289,934,512	344,218,846	3,674,870	$19	$0	$66,862	$3,675,237
Wells Fargo Government Money Market Fund Select Class	118,801,553	2,247,076,629	2,289,778,973	76,099,209	0	0	890,892	76,099,209

					$19	$0	$957,754	$79,774,446	1.43%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—November 30, 2018 (unaudited)	Wells Fargo Core Bond Portfolio	47

Assets
Investments in unaffiliated securities (including $3,603,381of securities loaned), at value (cost $5,735,006,879)	$5,666,005,620
Investments in affiliated securities, at value (cost $79,774,446)	79,774,446
Cash	1,962,972
Receivable for investments sold	808,216,457
Principal paydown receivable	16,491
Receivable for interest	28,644,694
Receivable for securities lending income	3,817
Prepaid expenses and other assets	140,077

Total assets	6,584,764,574

Liabilities
Payable for investments purchased	1,005,307,980
Payable upon receipt of securities loaned	3,675,219
Advisory fee payable	1,679,353
Accrued expenses and other liabilities	159,330

Total liabilities	1,010,821,882

Total net assets	$5,573,942,692

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Core Bond Portfolio	Statement of operations—six months ended November 30, 2018 (unaudited)

Investment income
Interest	$92,663,520
Income from affiliated securities	957,754

Total investment income	93,621,274

Expenses
Advisory fee	9,923,617
Custody and accounting fees	127,075
Professional fees	39,631
Shareholder report expenses	2,055
Trustees’ fees and expenses	11,085
Other fees and expenses	11,651

Total expenses	10,115,114

Net investment income	83,506,160

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(90,341,275)
Affiliated securities	19

Net realized losses on investments	(90,341,256)

Net change in unrealized gains (losses) on investments	(5,193,362)

Net realized and unrealized gains (losses) on investments	(95,534,618)

Net decrease in net assets resulting from operations	$(12,028,458)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Core Bond Portfolio	49

	Six months ended November 30, 2018 (unaudited)	Year ended May 31, 2018

Operations
Net investment income	$83,506,160	$122,888,295
Net realized losses on investments	(90,341,256)	(55,887,139)
Net change in unrealized gains (losses) on investments	(5,193,362)	(99,688,813)

Net decrease in net assets resulting from operations	(12,028,458)	(32,687,657)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	352,247,126	910,938,479
Withdrawals	(439,518,250)	(395,554,370)

Net increase (decrease) in net assets resulting from capital transactions	(87,271,124)	515,384,109

Total increase (decrease) in net assets	(99,299,582)	482,696,452

Net assets
Beginning of period	5,673,242,274	5,190,545,822

End of period	$5,573,942,692	$5,673,242,274

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Core Bond Portfolio	Financial highlights

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
		2018	2017	2016	2015	2014
Total return[1]	(0.21)%	(0.53)%	1.89%	2.78%	3.22%	2.90%
Ratios to average net assets (annualized)
Gross expenses	0.35%	0.35%	0.35%	0.36%	0.37%	0.37%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.87%	2.23%	1.87%	1.86%	1.82%	1.94%
Supplemental data
Portfolio turnover rate	280%	542%	614%	667%	586%	646%

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Core Bond Portfolio	51

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of

52	Wells Fargo Core Bond Portfolio	Notes to financial statements (unaudited)

each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $5,819,208,917 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$16,606,387

Gross unrealized losses	(90,035,238)

Net unrealized losses	$(73,428,851)

Notes to financial statements (unaudited)	Wells Fargo Core Bond Portfolio	53

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$2,056,573,682	$0	$2,056,573,682

Asset-backed securities	0	608,134,189	0	608,134,189

Corporate bonds and notes	0	1,101,569,994	0	1,101,569,994

Foreign corporate bonds and notes	0	2,102,382	0	2,102,382

Municipal obligations	0	29,104,850	0	29,104,850

Non-agency mortgage-back securities	0	268,808,851	0	268,808,851

U.S. Treasury securities	1,324,943,513	0	0	1,324,943,513

Yankee corporate bonds and notes	0	236,566,936	0	236,566,936

Yankee government bonds	0	38,201,223	0	38,201,223

Short-term investments

Investment companies	76,099,209	3,675,237	0	79,774,446

Total assets	$1,401,042,722	$4,344,737,344	$0	$5,745,780,066

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At November 30, 2018, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.29% as the average daily net assets of the Portfolio increase. For the six months ended November 30, 2018, the advisory fee was equivalent to an annual rate of 0.34% of the Portfolio’s average daily net assets.

54	Wells Fargo Core Bond Portfolio	Notes to financial statements (unaudited)

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$14,734,145,798	$2,123,591,627	$14,829,619,275	$2,154,315,315

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Portfolio under the agreement.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Other information (unaudited)	Wells Fargo Core Bond Fund	55

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

56	Wells Fargo Core Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Core Bond Fund	57

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

58	Wells Fargo Core Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

Appendix A (unaudited)	Wells Fargo Core Bond Fund	59

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

318981 01-19 SA287/SAR287 11-18

Semi-Annual Report

November 30, 2018

Wells Fargo Real Return Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Real Return Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the third quarter of 2018.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Real Return Fund for the six-month period that ended November 30, 2018. During the reporting period, the U.S. generated encouraging economic and business data that was offset by less positive and more inconsistent data from international markets. Investment returns were restrained in comparison with recent periods as geopolitical tensions and uncertainty tended to distract investors from more favorable underlying trends.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.02% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.37%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.30% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.67%. The Bloomberg Barclays Municipal Bond Index6 gained 0.42%. The ICE BofAML U.S. High Yield Index7 was up 0.19%.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the third quarter of 2018. The U.S. government’s decision during the second quarter to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in September after an increase of 0.2% in both July and August. On a year-over-year basis, the all-items index rose 2.3% for the 12 months that ended September 30, 2018, after a seasonal adjustment. The rate of increase was slower than that recorded during the first half of 2018. The index for all items less food and energy rose 2.2% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Real Return Fund	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.01% and 3.30%, respectively, on November 30, 2018. Investor concerns about an inverted yield curve reemerged, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

November saw improvement in many equity markets.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed. Markets rebounded somewhat in November as the S&P 500 Index gained 2.04%, the MSCI ACWI ex USA Index (Net) added 0.95%, and the MSCI EM Index (Net) was up 4.12% as the uncertainty leading up to midterm elections in the U.S. was resolved and progress seemed to be possible on several international trade issues.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In early August, the Bank of England’s Monetary Policy Committee increased its key interest rate to 0.75%. The European Central Bank and the Bank of Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the People’s Bank of China cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo Real Return Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Real Return Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks returns that exceed the rate of inflation over the long-term.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Michael Bradshaw, CFA®‡

Christian L. Chan, CFA®‡

Kayvan Malek

Ann M. Miletti

Jay N. Mueller, CFA®‡

Thomas M. Price, CFA®‡

Dale Winner, CFA®‡

Average annual total returns (%) as of November 30, 20182

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (IPBAX)	2-28-2003	(5.84)	0.57	3.24	(1.41)	1.50	3.71	1.04	0.78
Class C (IPBCX)	2-28-2003	(3.23)	0.72	2.97	(2.23)	0.72	2.97	1.79	1.53
Class R6 (IPBJX)	10-31-2016	–	–	–	(1.01)	1.81	4.03	0.66	0.40
Administrator Class (IPBIX)	2-28-2003	–	–	–	(1.33)	1.73	3.99	0.98	0.60
Institutional Class (IPBNX)	10-31-2016	–	–	–	(1.16)	1.79	4.02	0.71	0.45
Bloomberg Barclays U.S. TIPS Index[5]	–	–	–	–	(0.90)	1.28	4.09	–	–
CPI[6]	–	–	–	–	2.18	1.58	1.72	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to mortgage- and asset-backed securities risk and small company securities risk. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Real Return Fund	7

Ten largest holdings (%) as of November 30, 2018[7]
TIPS, 0.63%, 1-15-2024	2.92
TIPS, 0.38%, 7-15-2023	2.91
TIPS, 0.13%, 1-15-2023	2.90
TIPS, 0.38%, 7-15-2025	2.83
TIPS, 0.13%, 1-15-2022	2.83
TIPS, 0.25%, 1-15-2025	2.81
TIPS, 0.13%, 7-15-2024	2.80
TIPS, 0.13%, 4-15-2020	2.70
TIPS, 0.63%, 7-15-2021	2.61
TIPS, 0.63%, 1-15-2026	2.51

Portfolio allocation as of November 30, 2018[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 shares would be higher. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[3]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]	The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

[6]

The Consumer Price Index (CPI) for All Urban Consumers in U.S. is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the portfolio allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Real Return Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$982.75	$3.88	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95	0.78%
Class C
Actual	$1,000.00	$978.79	$7.59	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.74	1.53%
Class R6
Actual	$1,000.00	$984.86	$1.99	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03	0.40%
Administrator Class
Actual	$1,000.00	$983.17	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04	0.60%
Institutional Class
Actual	$1,000.00	$983.61	$2.24	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.28	0.45%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Real Return Fund	9

Security name	Value

Investment Companies: 100.07%

Affiliated Master Portfolio: 100.07%
Wells Fargo Real Return Portfolio	$66,683,186

Total Investment Companies (Cost $65,377,636)	66,683,186

Total investments in securities (Cost $65,377,636)	100.07%	66,683,186
Other assets and liabilities, net	(0.07)	(44,348)

Total net assets	100.00%	$66,638,838

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Real Return Portfolio	53%	33%	$(600,125)	$(1,442,979)	$926,525	$141,005	$10,684	$66,683,186	100.07%

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Real Return Fund	Statement of assets and liabilities—November 30, 2018 (unaudited)

Assets
Investments in affiliated Master Portfolio, at value (cost $65,377,636)	$66,683,186
Receivable for Fund shares sold	45,416
Receivable from manager	14,037
Prepaid expenses and other assets	243,444

Total assets	66,986,083

Liabilities
Payable for Fund shares redeemed	334,979
Administration fees payable	6,335
Trustees’ fees and expenses payable	3,657
Distribution fee payable	2,274

Total liabilities	347,245

Total net assets	$66,638,838

NET ASSETS CONSIST OF
Paid-in capital	$68,293,050
Total distributable loss	(1,654,212)

Total net assets	$66,638,838

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$21,914,470
Shares outstanding – Class A1	2,290,903
Net asset value per share – Class A	$9.57
Maximum offering price per share – Class A2	$10.02
Net assets – Class C	$3,476,545
Shares outstanding – Class C1	368,633
Net asset value per share – Class C	$9.43
Net assets – Class R6	$11,947,056
Shares outstanding – Class R6[1]	1,237,002
Net asset value per share – Class R6	$9.66
Net assets – Administrator Class	$15,248,913
Shares outstanding – Administrator Class[1]	1,573,390
Net asset value per share – Administrator Class	$9.69
Net assets – Institutional Class	$14,051,854
Shares outstanding – Institutional Class[1]	1,454,294
Net asset value per share – Institutional Class	$9.66

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo Real Return Fund	11

Investment income
Interest allocated from affiliated Master Portfolio	$926,525
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $3,699)	141,005
Affiliated income allocated from affiliated Master Portfolio	10,684
Expenses allocated from affiliated Master Portfolio	(162,758)
Waivers allocated from affiliated Master Portfolio	16,486

Total investment income	931,942

Expenses
Management fee	18,330
Administration fees
Class A	19,378
Class C	2,899
Class R6	1,778
Administrator Class	9,625
Institutional Class	5,750
Shareholder servicing fees
Class A	30,278
Class C	4,529
Administrator Class	24,061
Distribution fee
Class C	13,587
Custody and accounting fees	6,042
Professional fees	15,304
Registration fees	28,089
Shareholder report expenses	185
Trustees’ fees and expenses	11,867
Other fees and expenses	953

Total expenses	192,655
Less: Fee waivers and/or expense reimbursements	(102,947)

Net expenses	89,708

Net investment income	842,234

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(600,125)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(1,442,979)

Net realized and unrealized gains (losses) on investments	(2,043,104)

Net decrease in net assets resulting from operations	$(1,200,870)

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Real Return Fund	Statement of changes in net assets

	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$842,234		$1,558,167
Net realized gains (losses) on investments		(600,125)		225,688
Net change in unrealized gains (losses) on investments		(1,442,979)		(853,775)

Net increase (decrease) in net assets resulting from operations		(1,200,870)		930,080

Distributions to shareholders from net investment income and net realized gains
Class A		(318,216)		(582,466)
Class C		(35,611)		(55,795)
Class R6		(177,999)		(290,979)
Administrator Class		(253,872)		(468,083)
Institutional Class		(214,635)		(187,449)

Total distributions to shareholders		(1,000,333)		(1,584,772)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	289,350	2,822,871	1,095,946	10,872,363
Class C	101,609	979,316	43,761	428,445
Class R6	90,496	888,434	459,934	4,603,532
Administrator Class	263,109	2,610,423	1,231,825	12,417,678
Institutional Class	573,864	5,687,143	946,110	9,485,356

		12,988,187		37,807,374

Reinvestment of distributions
Class A	22,755	222,253	43,842	435,779
Class C	3,324	32,045	5,160	50,665
Class R6	7,277	71,655	23,584	236,978
Administrator Class	25,477	252,231	44,920	451,385
Institutional Class	21,693	213,853	18,407	184,327

		792,037		1,359,134

Payment for shares redeemed
Class A	(669,203)	(6,535,981)	(1,472,315)	(14,617,222)
Class C	(97,640)	(937,240)	(153,785)	(1,504,494)
Class R6	(40,025)	(397,291)	(44,403)	(444,996)
Administrator Class	(1,050,523)	(10,411,460)	(1,534,899)	(15,428,057)
Institutional Class	(356,170)	(3,498,922)	(269,640)	(2,701,769)

		(21,780,894)		(34,696,538)

Net increase (decrease) in net assets resulting from capital share transactions		(8,000,670)		4,469,970

Total increase (decrease) in net assets		(10,201,873)		3,815,278

Net assets
Beginning of period		76,840,711		73,025,433

End of period		$66,638,838		$76,840,711

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $231,384. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Real Return Fund	13

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.87	$9.96	$9.95	$10.07	$10.11	$10.85
Net investment income	0.10	0.21	0.19 [1]	0.10 [1]	0.05 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(0.27)	(0.09)	0.03	(0.01)	0.07	(0.21)

Total from investment operations	(0.17)	0.12	0.22	0.09	0.12	(0.11)
Distributions to shareholders from
Net investment income	(0.13)	(0.21)	(0.20)	(0.07)	(0.08)	(0.09)
Net realized gain	0.00	0.00	(0.01)	(0.14)	(0.08)	(0.54)

Total distributions to shareholders	(0.13)	(0.21)	(0.21)	(0.21)	(0.16)	(0.63)
Net asset value, end of period	$9.57	$9.87	$9.96	$9.95	$10.07	$10.11
Total return[2]	(1.73)%	1.25%	2.23%	1.01%	1.24%	(0.76)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.03%	1.04%	1.11%	1.20%	1.31%	1.20%
Net expenses[3]	0.78%	0.80%	0.85%	0.85%	0.85%	0.85%
Net investment income[3]	2.16%	2.15%	1.92%	0.98%	0.47%	0.96%
Supplemental data
Portfolio turnover rate[4]	16%	29%	25%	29%	57%	9%
Net assets, end of period (000s omitted)	$21,914	$26,133	$29,678	$18,938	$12,977	$15,415

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.40%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%
Year ended May 31, 2015	0.44%
Year ended May 31, 2014	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Real Return Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.73	$9.82	$9.77	$9.92	$10.00	$10.76
Net investment income (loss)	0.08	0.03	0.04	0.03 [1]	(0.03)[1]	0.03 [1]
Net realized and unrealized gains (losses) on investments	(0.28)	0.02	0.10	(0.02)	0.08	(0.21)

Total from investment operations	(0.20)	0.05	0.14	0.01	0.05	(0.18)
Distributions to shareholders from
Net investment income	(0.10)	(0.14)	(0.08)	(0.02)	(0.05)	(0.04)
Net realized gain	0.00	0.00	(0.01)	(0.14)	(0.08)	(0.54)

Total distributions to shareholders	(0.10)	(0.14)	(0.09)	(0.16)	(0.13)	(0.58)
Net asset value, end of period	$9.43	$9.73	$9.82	$9.77	$9.92	$10.00
Total return[2]	(2.12)%	0.53%	1.44%	0.21%	0.46%	(1.46)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.78%	1.79%	1.86%	1.95%	2.06%	1.95%
Net expenses[3]	1.53%	1.56%	1.60%	1.60%	1.60%	1.60%
Net investment income (loss)[3]	1.37%	1.39%	1.23%	0.30%	(0.33)%	0.29%
Supplemental data
Portfolio turnover rate[4]	16%	29%	25%	29%	57%	9%
Net assets, end of period (000s omitted)	$3,477	$3,517	$4,580	$5,654	$7,471	$9,095

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.40%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%
Year ended May 31, 2015	0.44%
Year ended May 31, 2014	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Real Return Fund	15

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
CLASS R6		2018	2017[1]
Net asset value, beginning of period	$9.96	$10.05	$10.17
Net investment income	0.13 [2]	0.22	0.10
Net realized and unrealized gains (losses) on investments	(0.28)	(0.06)	(0.07)

Total from investment operations	(0.15)	0.16	0.03
Distributions to shareholders from
Net investment income	(0.15)	(0.25)	(0.14)
Net realized gain	0.00	0.00	(0.01)

Total distributions to shareholders	(0.15)	(0.25)	(0.15)
Net asset value, end of period	$9.66	$9.96	$10.05
Total return[3]	(1.51)%	1.63%	0.36%
Ratios to average net assets (annualized)
Gross expenses[4]	0.65%	0.66%	0.69%
Net expenses[4]	0.40%	0.42%	0.47%
Net investment income[4]	2.50%	2.52%	1.32%
Supplemental data
Portfolio turnover rate[5]	16%	29%	25%
Net assets, end of period (000s omitted)	$11,947	$11,750	$7,438

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.40%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017[1]	0.44%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Real Return Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.99	$10.06	$10.03	$10.15	$10.17	$10.90
Net investment income	0.12 [1]	0.24 [1]	0.22 [1]	0.13 [1]	0.10 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	(0.29)	(0.09)	0.02	(0.02)	0.06	(0.22)

Total from investment operations	(0.17)	0.15	0.24	0.11	0.16	(0.09)
Distributions to shareholders from
Net investment income	(0.13)	(0.22)	(0.20)	(0.09)	(0.10)	(0.10)
Net realized gain	0.00	0.00	(0.01)	(0.14)	(0.08)	(0.54)

Total distributions to shareholders	(0.13)	(0.22)	(0.21)	(0.23)	(0.18)	(0.64)
Net asset value, end of period	$9.69	$9.99	$10.06	$10.03	$10.15	$10.17
Total return[2]	(1.68)%	1.50%	2.46%	1.21%	1.56%	(0.51)%
Ratios to average net assets (annualized)
Gross expenses[3]	0.97%	0.97%	1.04%	1.13%	1.27%	1.14%
Net expenses[3]	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income[3]	2.41%	2.39%	2.20%	1.30%	0.99%	1.31%
Supplemental data
Portfolio turnover rate[4]	16%	29%	25%	29%	57%	9%
Net assets, end of period (000s omitted)	$15,249	$23,331	$26,100	$20,607	$10,679	$6,320

[1]	Calculated based upon average shares outstanding

[2]	Returns for period of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.40%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%
Year ended May 31, 2015	0.44%
Year ended May 31, 2014	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Real Return Fund	17

(For a share outstanding throughout each period)

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
INSTITUTIONAL CLASS		2018	2017[1]
Net asset value, beginning of period	$9.97	$10.06	$10.17
Net investment income	0.13	0.24	0.14
Net realized and unrealized gains (losses) on investments	(0.29)	(0.08)	(0.10)

Total from investment operations	(0.16)	0.16	0.04
Distributions to shareholders from
Net investment income	(0.15)	(0.25)	(0.14)
Net realized gain	0.00	0.00	(0.01)

Total distributions to shareholders	(0.15)	(0.25)	(0.15)
Net asset value, end of period	$9.66	$9.97	$10.06
Total return[2]	(1.64)%	1.57%	0.41%
Ratios to average net assets (annualized)
Gross expenses[3]	0.70%	0.71%	0.76%
Net expenses[3]	0.45%	0.47%	0.52%
Net investment income[3]	2.44%	2.62%	2.24%
Supplemental data
Portfolio turnover rate[4]	16%	29%	25%
Net assets, end of period (000s omitted)	$14,052	$12,110	$5,229

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Six months ended November 30, 2018 (unaudited)	0.40%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017[1]	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Real Return Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the six months ended November 30, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements. As of November 30, 2018, the Fund owned 33% of Wells Fargo Real Return Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements (unaudited)	Wells Fargo Real Return Fund	19

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $65,521,116 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,162,070
Gross unrealized losses	0
Net unrealized gains	$1,162,070

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At November 30, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term	$66,683,186

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

20	Wells Fargo Real Return Fund	Notes to financial statements (unaudited)

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 0.40% for Class R6 shares, 0.60% for Administrator Class shares, and 0.45% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2018, Funds Distributor received $166 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A or Class C shares for the six months ended November 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$20,395,906	$12,239,748	$6,980,459	$3,963,226

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Funds under the agreement.

Notes to financial statements (unaudited)	Wells Fargo Real Return Fund	21

7. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income
Class A	$582,466
Class C	55,795
Class R6	290,979
Administrator Class	468,083
Institutional Class	187,449

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. SUBSEQUENT DISTRIBUTIONS

On December 12, 2018, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 11, 2018. The per share amounts payable on December 13, 2018 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.00062	$0.03284
Class C	0.00062	0.03284
Class R6	0.00062	0.03284
Administrator Class	0.00062	0.03284
Institutional Class	0.00062	0.03284

On December 27, 2018, the Fund declared distributions from net investment income to shareholders of record on December 26, 2018. The per share amounts payable on December 28, 2018 were as follows:

Net investment income
Class A	$0.01356
Class C	0.00571
Class R6	0.01837
Administrator Class	0.01458
Institutional Class	0.01773

These distributions are not reflected in the accompanying financial statements.

22	Wells Fargo Real Return Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Shares	Value

Common Stocks: 17.13%

Consumer Staples: 5.20%

Beverages: 0.85%
Molson Coors Brewing Company Class B	6,466	$425,269
The Coca-Cola Company	26,047	1,312,769

		1,738,038

Food & Staples Retailing: 1.10%
Costco Wholesale Corporation	1,985	459,091
Metro AG «	53,643	823,185
Wal-Mart Stores Incorporated	6,735	657,673
Walgreens Boots Alliance Incorporated	3,478	294,482

		2,234,431

Food Products: 1.29%
Greencore Group plc	105,732	253,425
Health & Happiness (H&H) International Holdings Limited †	81,000	520,744
Marine Harvest ASA	39,104	914,945
Mondelez International Incorporated Class A	12,497	562,115
The Kraft Heinz Company	7,542	385,547

		2,636,776

Household Products: 1.16%
Church & Dwight Company Incorporated	9,797	648,463
The Clorox Company	2,545	421,503
The Procter & Gamble Company	13,661	1,291,101

		2,361,067

Tobacco: 0.80%
Altria Group Incorporated	16,173	886,766
Philip Morris International Incorporated	8,497	735,245

		1,622,011

Energy: 4.06%

Energy Equipment & Services: 0.67%
Halliburton Company	8,804	276,710
John Wood Group plc	97,291	787,229
Schlumberger Limited	6,611	298,156

		1,362,095

Oil, Gas & Consumable Fuels: 3.39%
Anadarko Petroleum Corporation	7,600	402,040
BP plc	77,799	515,504
Chevron Corporation	9,823	1,168,348
Cimarex Energy Company	5,559	455,727
Concho Resources Incorporated †	5,161	672,685
Cosan Limited Class A	71,848	638,729
Eni SpA	17,844	287,786

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Real Return Portfolio	23

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EOG Resources Incorporated	9,698	$1,001,900
Noble Energy Incorporated	13,477	319,944
Occidental Petroleum Corporation	8,038	564,830
Origin Energy Limited †	105,525	499,791
Phillips 66 Company	4,128	386,051

		6,913,335

Industrials: 0.22%

Industrial Conglomerates: 0.22%
Keppel Corporation Limited	102,800	454,091

Materials: 3.33%

Chemicals: 1.56%
Axalta Coating Systems Limited †	12,794	320,234
DowDuPont Incorporated	12,198	705,654
Ecolab Incorporated	1,833	294,178
LyondellBasell Industries NV Class A	4,939	460,858
OCI NV †	33,997	775,149
Sasol Limited	8,693	254,842
The Sherwin-Williams Company	867	367,669

		3,178,584

Construction Materials: 0.14%
Martin Marietta Materials Incorporated	1,450	276,501

Containers & Packaging: 0.11%
Crown Holdings Incorporated †	4,413	226,299

Metals & Mining: 1.52%
Agnico Eagle Mines Limited-U.S. Exchange Traded Shares	4,500	158,040
Alamos Gold Incorporated Class A	9,500	30,531
B2Gold Corporation †	20,000	49,223
Barrick Gold Corporation «	5,800	73,950
Detour Gold Corporation †	5,200	38,629
Endeavour Mining Corporation †	3,000	37,391
Evolution Mining Limited	33,000	75,736
Franco-Nevada Corporation	1,900	131,562
Fresnillo plc	7,000	67,201
Goldcorp Incorporated-U.S. Exchange Traded Shares	8,000	74,240
IAMGOLD Corporation †	17,000	51,564
Kinross Gold Corporation †	35,000	94,833
Kirkland Lake Gold Limited	6,500	134,731
Lundin Mining Corporation	133,449	581,545
Mag Silver Corporation †	4,000	27,035
Newcrest Mining Limited	10,500	159,245
Newmont Mining Corporation	5,500	177,870
Northern Star Resources Limited	8,000	46,661
Randgold Resources Limited ADR	2,150	172,366
Royal Gold Incorporated	7,872	575,837

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Real Return Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name			Shares	Value

Metals & Mining (continued)
Semafo Incorporated †			19,000	$34,321
SSR Mining Incorporated †			2,000	21,280
Steel Dynamics Incorporated			4,970	174,944
Torex Gold Resources Incorporated †			5,000	39,250
Wheaton Precious Metals Corporation			4,000	62,801

				3,090,786

Real Estate: 4.32%

Equity REITs: 4.32%
Alexandria Real Estate Equities Incorporated			3,449	429,401
American Homes 4 Rent Class A			13,842	288,329
American Tower Corporation			6,248	1,027,734
Camden Property Trust			3,753	357,135
CoreSite Realty Corporation			875	85,278
Equinix Incorporated			1,852	713,539
Equity Residential			4,556	324,615
Essex Property Trust Incorporated			720	189,007
Four Corners Property Trust Incorporated			12,090	335,377
Healthcare Trust of America Incorporated Class A			7,093	199,455
Host Hotels & Resorts Incorporated			17,516	332,804
Hudson Pacific Properties Incorporated			12,418	383,219
Invitation Homes Incorporated			14,621	313,767
Physicians Realty Trust			37,189	662,336
Prologis Incorporated			10,430	702,356
Public Storage Incorporated			1,289	274,892
Retail Opportunity Investment Corporation			24,159	437,278
SBA Communications Corporation †			1,554	265,439
Simon Property Group Incorporated			4,112	763,557
Sun Communities Incorporated			3,700	385,170
Taubman Centers Incorporated			3,013	159,508
Ventas Incorporated			2,780	176,502

				8,806,698

Total Common Stocks (Cost $34,046,010)				34,900,712

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 10.49%

Communication Services: 0.82%

Diversified Telecommunication Services: 0.11%
Hughes Satellite Systems Corporation	6.50%	6-15-2019	$230,000	233,163

Media: 0.48%
National CineMedia LLC	6.00	4-15-2022	100,000	100,375
Nexstar Broadcasting Group Incorporated	5.88	11-15-2022	365,000	368,650
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	105,000	106,313
Outfront Media Capital Corporation	5.25	2-15-2022	400,000	401,500

				976,838

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Real Return Portfolio	25

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services: 0.23%
Sprint Corporation	7.25%	9-15-2021	$165,000	$172,013
Sprint Spectrum LP 144A	3.36	3-20-2023	131,250	129,773
T-Mobile USA Incorporated	4.00	4-15-2022	175,000	172,156

				473,942

Consumer Discretionary: 3.27%

Auto Components: 0.10%
American Axle & Manufacturing Incorporated	7.75	11-15-2019	177,000	181,868
Cooper Tire & Rubber Company	8.00	12-15-2019	20,000	20,750

				202,618

Diversified Consumer Services: 0.09%
Service Corporation International	5.38	1-15-2022	100,000	100,500
TRI Pointe Group Incorporated	4.38	6-15-2019	92,000	91,512

				192,012

Hotels, Restaurants & Leisure: 0.62%
GLP Capital LP	4.88	11-1-2020	405,000	407,025
MGM Resorts International	5.25	3-31-2020	270,000	273,375
MGM Resorts International	6.75	10-1-2020	120,000	125,040
NCL Corporation Limited 144A	4.75	12-15-2021	448,000	449,120

				1,254,560

Household Durables: 0.59%
KB Home	4.75	5-15-2019	60,000	60,000
Lennar Corporation	4.50	6-15-2019	150,000	150,094
Lennar Corporation	4.50	11-15-2019	50,000	50,094
Lennar Corporation	6.63	5-1-2020	305,000	315,294
Pulte Group Incorporated	4.25	3-1-2021	400,000	400,500
Toll Brothers Finance Corporation	5.88	2-15-2022	225,000	229,500

				1,205,482

Internet & Direct Marketing Retail: 0.22%
Netflix Incorporated	5.38	2-1-2021	450,000	459,000

Media: 0.93%
Cable One Incorporated 144A	5.75	6-15-2022	515,000	520,794
DISH DBS Corporation	7.88	9-1-2019	210,000	215,513
Sinclair Television Group Incorporated	6.13	10-1-2022	400,000	405,500
Sirius XM Radio Incorporated 144A	3.88	8-1-2022	430,000	414,731
TEGNA Incorporated	5.13	10-15-2019	27,000	27,016
TEGNA Incorporated	5.13	7-15-2020	305,000	305,000

				1,888,554

Specialty Retail: 0.66%
Gap Incorporated	5.95	4-12-2021	310,000	319,251
Group 1 Automotive Incorporated	5.00	6-1-2022	280,000	273,000
L Brands Incorporated	6.63	4-1-2021	295,000	308,275
Penske Auto Group Incorporated	3.75	8-15-2020	335,000	333,744
Penske Auto Group Incorporated	5.75	10-1-2022	110,000	110,550

				1,344,820

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Real Return Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Textiles, Apparel & Luxury Goods: 0.06%
The William Carter Company	5.25%	8-15-2021	$120,000	$120,150

Consumer Staples: 0.26%

Food Products: 0.08%
B&G Foods Incorporated	4.63	6-1-2021	155,000	152,288

Personal Products: 0.18%
Edgewell Personal Care Company	4.70	5-19-2021	380,000	375,250

Energy: 1.14%

Oil, Gas & Consumable Fuels: 1.14%
Andeavor Logistics LP	5.50	10-15-2019	75,000	75,938
DCP Midstream Operating LP	2.70	4-1-2019	175,000	174,125
DCP Midstream Operating LP 144A	5.35	3-15-2020	320,000	323,200
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	405,000	409,050
Rockies Express Pipeline LLC 144A	6.00	1-15-2019	210,000	210,194
Sabine Pass Liquefaction LLC	6.25	3-15-2022	250,000	263,285
Southern Star Central Corporation 144A	5.13	7-15-2022	375,000	368,438
Targa Resources Partners LP	4.13	11-15-2019	510,000	506,813

				2,331,043

Financials: 0.85%

Consumer Finance: 0.68%
Ally Financial Incorporated	3.75	11-18-2019	605,000	604,395
Navient Corporation	5.50	1-15-2019	465,000	465,233
Springleaf Finance Corporation	5.25	12-15-2019	315,000	316,181

				1,385,809

Diversified Financial Services: 0.08%
General Electric Capital Corporation	5.55	5-4-2020	165,000	166,589

Real Estate Management & Development: 0.09%
Realogy Group LLC 144A	4.50	4-15-2019	100,000	99,750
Realogy Group LLC 144A	5.25	12-1-2021	70,000	68,163

				167,913

Health Care: 0.91%

Health Care Equipment & Supplies: 0.14%
Kinetics Concepts Incorporated 144A	7.88	2-15-2021	270,000	274,725

Health Care Providers & Services: 0.77%
Acadia Healthcare Company Incorporated	5.13	7-1-2022	162,000	158,760
Centene Corporation	4.75	5-15-2022	345,000	346,294
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	350,000	354,813
HCA Incorporated	6.50	2-15-2020	255,000	262,013
Select Medical Corporation	6.38	6-1-2021	155,000	156,116
Tenet Healthcare Corporation	6.00	10-1-2020	290,000	295,800

				1,573,796

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Real Return Portfolio	27

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 0.88%

Aerospace & Defense: 0.39%
Alcoa Incorporated	6.15%	8-15-2020	$350,000	$360,476
Moog Incorporated 144A	5.25	12-1-2022	445,000	445,000

				805,476

Commercial Services & Supplies: 0.20%
Clean Harbors Incorporated	5.13	6-1-2021	400,000	400,744

Trading Companies & Distributors: 0.29%
Aircastle Limited	4.63	12-15-2018	100,000	100,021
Aircastle Limited	5.13	3-15-2021	275,000	279,054
Aircastle Limited	6.25	12-1-2019	200,000	204,469

				583,544

Information Technology: 0.69%

Electronic Equipment, Instruments & Components: 0.05%
Sanmina Corporation 144A	4.38	6-1-2019	105,000	104,869

Software: 0.23%
CDK Global Incorporated	3.80	10-15-2019	110,000	109,588
Symantec Corporation	4.20	9-15-2020	360,000	361,168

				470,756

Technology Hardware, Storage & Peripherals: 0.41%
Dell International LLC/EMC Corporation 144A	3.48	6-1-2019	40,000	39,914
EMC Corporation	2.65	6-1-2020	525,000	511,244
NCR Corporation	4.63	2-15-2021	280,000	275,800

				826,958

Materials: 0.95%

Chemicals: 0.15%
Huntsman International LLC	4.88	11-15-2020	305,000	308,050

Containers & Packaging: 0.47%
Ball Corporation	4.38	12-15-2020	545,000	548,531
Reynolds Group Holdings	5.75	10-15-2020	416,716	416,195

				964,726

Metals & Mining: 0.33%
Freeport-McMoRan Incorporated	3.10	3-15-2020	320,000	315,200
Steel Dynamics Incorporated	5.13	10-1-2021	351,000	351,878

				667,078

Real Estate: 0.72%

Equity REITs: 0.53%
CoreCivic Incorporated «	4.13	4-1-2020	230,000	227,700
Equinix Incorporated	5.38	1-1-2022	230,000	233,091

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Real Return Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Equity REITs (continued)
Sabra Health Care REIT Incorporated	5.50%	2-1-2021	$483,000	$489,038
VEREIT Operating Partnership LP	3.00	2-6-2019	120,000	119,940
VEREIT Operating Partnership LP	4.13	6-1-2021	10,000	10,047

				1,079,816

Real Estate Management & Development: 0.19%
Taylor Morrison Communities Incorporated 144A	5.25	4-15-2021	395,000	393,144

Total Corporate Bonds and Notes (Cost $21,678,357)				21,383,713

Loans: 4.04%

Communication Services: 0.59%

Diversified Telecommunication Services: 0.06%
Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	4.56	2-22-2024	129,470	127,771

Media: 0.32%
CSC Holdings LLC (1 Month LIBOR +2.50%) ±	4.81	1-25-2026	509,440	501,345
Neptune Finco Corporation (3 Month LIBOR +2.25%) ±	4.99	1-15-2026	150,000	147,188

				648,533

Wireless Telecommunication Services: 0.21%
SBA Senior Finance II LLC (1 Month LIBOR +2.00%) ±	4.35	4-11-2025	437,365	432,104

Consumer Discretionary: 0.42%

Auto Components: 0.10%
Allison Transmission Incorporated (1 Month LIBOR +1.75%) ±	4.07	9-23-2022	54,671	54,319
Belron Finance US LLC (3 Month LIBOR +2.25%) ‡±	4.84	11-7-2024	158,800	157,014

				211,333

Hotels, Restaurants & Leisure: 0.11%
Wyndham Hotels & Resorts Incorporated (1 Month LIBOR +1.75%) ±	4.09	5-30-2025	220,000	217,635

Household Products: 0.13%
Michaels Stores Incorporated (1 Month LIBOR +2.50%) ±‡	4.83	1-28-2023	228,352	223,073
The ServiceMaster Company LLC (1 Month LIBOR +2.50%) ±	4.84	11-8-2023	52,630	52,476

				275,549

Media: 0.07%
Live Nation Entertainment Incorporated (1 Month LIBOR +1.75%) ±	4.13	10-31-2023	138,246	137,612

Specialty Retail: 0.01%
Sally Beauty Holdings Incorporated (1 Month LIBOR +2.25%) ±‡	4.60	7-5-2024	24,750	24,224

Consumer Staples: 0.11%

Food Products: 0.11%
Post Holdings Incorporated (1 Month LIBOR +2.00%) ±	4.32	5-24-2024	74,403	73,920
Prestige Brands Incorporated (1 Month LIBOR +2.00%) ±	4.34	1-26-2024	151,986	150,308

				224,228

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Real Return Portfolio	29

Security name	Interest rate	Maturity date	Principal	Value

Financials: 0.38%

Diversified Consumer Services: 0.19%
TransUnion (1 Month LIBOR +2.00%) ±	4.34%	6-19-2025	$379,050	$375,396

Diversified Financial Services: 0.19%
Delos Finance SARL (3 Month LIBOR +1.75%) ±	4.14	10-6-2023	200,000	199,150
LPL Holdings Incorporated (3 Month LIBOR +2.25%) ±‡	4.55	9-23-2024	194,719	193,015

				392,165

Health Care: 0.25%

Health Care Providers & Services: 0.21%
HCA Incorporated (1 Month LIBOR +1.75%) ±	4.09	3-18-2023	372,693	370,479
Select Medical Corporation (1 Month LIBOR +2.50%) ±‡	4.81	3-6-2025	54,175	53,633

				424,112

Pharmaceuticals: 0.04%
Endo Finance LLC (1 Month LIBOR +4.25%) ±	6.63	4-29-2024	88,875	88,357

Industrials: 1.11%

Airlines: 0.04%
United Airlines Incorporated (1 Month LIBOR +1.75%) ±	4.09	4-1-2024	68,950	68,304

Commercial Services & Supplies: 0.52%
Advanced Disposal Services Incorporated (1 Month LIBOR +2.25%) ±	4.47	11-10-2023	179,546	177,571
Aramark Services Incorporated (3 Month LIBOR +1.75%) ±	4.09	3-28-2024	45,322	44,982
Aramark Services Incorporated (3 Month LIBOR +1.75%) ±	4.09	3-11-2025	364,323	361,477
KAR Auction Services Incorporated (3 Month LIBOR +2.25%) ±	4.69	3-11-2021	149,874	148,422
Multi-Color Corporation (3 Month LIBOR +2.00%) ±	4.34	10-31-2024	178,650	175,970
Sensata Technologies BV (2 Month LIBOR +1.75%) ±	4.21	10-14-2021	158,275	157,813

				1,066,235

Communications Equipment: 0.43%
Charter Communications Operating LLC (1 Month LIBOR +2.00%) ±	4.35	4-30-2025	382,113	377,768
Virgin Media Bristol LLC (1 Month LIBOR +2.50%) ±	4.81	1-15-2026	500,000	493,280

				871,048

Machinery: 0.12%
Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	4.89	1-31-2024	51,191	50,935
RBS Global Incorporated (3 Month LIBOR +2.25%) ±	4.35	8-21-2024	200,000	198,472

				249,407

Information Technology: 0.48%

Communications Equipment: 0.02%
CommScope Incorporated (1 Month LIBOR +2.00%) ±‡	4.35	12-29-2022	46,574	45,846

Electronic Equipment, Instruments & Components: 0.20%
CDW LLC (1 Month LIBOR +1.75%) ±	4.10	8-17-2023	198,982	196,308
Dell Incorporated (1 Month LIBOR +2.00%) ±	4.35	9-7-2023	40,592	40,066
Zebra Technologies Corporation (3 Month LIBOR +1.75%) ±	4.09	11-15-2021	159,169	158,528

				394,902

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Real Return Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

IT Services: 0.15%
First Data Corporation (1 Month LIBOR +2.00%) ±	4.32%	7-8-2022	$120,327	$118,508
Zayo Group LLC (1 Month LIBOR +2.25%) ±	4.59	1-19-2024	195,805	193,847

				312,355

Semiconductors & Semiconductor Equipment: 0.11%
Micron Technology Incorporated (1 Month LIBOR +1.75%) ±	4.10	4-26-2022	217,574	216,486

Materials: 0.59%

Chemicals: 0.37%
Ashland LLC (1 Month LIBOR +1.75%) ±	4.07	5-17-2024	278,179	277,019
Ineos US Finance LLC (1 Month LIBOR +2.00%) ±	4.34	3-31-2024	497,303	487,202

				764,221

Containers & Packaging: 0.22%
Berry Global Incorporated (1 Month LIBOR +1.75%) ±	4.07	2-8-2020	429,665	426,623
Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	5.09	2-5-2023	15,523	15,317

				441,940

Real Estate: 0.11%

Equity REITs: 0.11%
MGM Growth Properties LLC (1 Month LIBOR +2.00%) ±	4.34	3-21-2025	221,845	217,630

Total Loans (Cost $8,343,019)				8,227,393

		Expiration date	Shares

Participation Notes: 0.11%

Financials: 0.11%

Capital Markets: 0.11%
UBS AG (Kweichow Moutai Company Limited) †(a)		8-13-2019	2,900	235,912

Total Participation Notes (Cost $286,162)				235,912

		Maturity date	Principal

U.S. Treasury Securities: 65.87%
TIPS	0.13	4-15-2020	$1,299,026	1,273,638
TIPS	0.13	4-15-2021	4,399,152	4,281,269
TIPS	0.13	1-15-2022	5,928,351	5,754,220
TIPS	0.13	4-15-2022	5,683,433	5,492,505
TIPS	0.13	7-15-2022	3,979,525	3,860,032
TIPS	0.13	1-15-2023	6,135,713	5,908,931
TIPS	0.13	7-15-2024	5,969,868	5,698,888
TIPS	0.13	7-15-2026	4,944,774	4,629,867
TIPS	0.25	1-15-2025	5,984,804	5,714,205
TIPS	0.38	7-15-2023	6,091,152	5,934,710
TIPS	0.38	7-15-2025	5,982,827	5,758,237
TIPS	0.38	1-15-2027	3,109,173	2,942,945
TIPS	0.38	7-15-2027	4,685,416	4,433,819

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Real Return Portfolio	31

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
TIPS	0.50%	1-15-2028	$3,269,955	$3,107,649
TIPS	0.63	7-15-2021	5,365,279	5,310,428
TIPS	0.63	4-15-2023	4,929,298	4,836,360
TIPS	0.63	1-15-2024	6,069,796	5,950,829
TIPS	0.63	1-15-2026	5,253,865	5,104,253
TIPS	0.63	2-15-2043	2,014,922	1,746,003
TIPS	0.75	7-15-2028	2,227,691	2,168,924
TIPS	0.75	2-15-2042	2,720,504	2,440,377
TIPS	0.75	2-15-2045	2,369,275	2,094,741
TIPS	0.88	2-15-2047	2,881,234	2,613,782
TIPS	1.00	2-15-2046	2,482,499	2,328,862
TIPS	1.00	2-15-2048	1,888,819	1,767,226
TIPS	1.13	1-15-2021	3,162,124	3,158,097
TIPS	1.25	7-15-2020	2,911,339	2,916,864
TIPS	1.38	2-15-2044	2,745,963	2,808,855
TIPS	1.75	1-15-2028	2,307,671	2,442,225
TIPS	2.00	1-15-2026	2,861,888	3,049,974
TIPS	2.13	2-15-2040	1,214,730	1,414,259
TIPS	2.13	2-15-2041	1,550,516	1,814,608
TIPS	2.38	1-15-2025	3,930,846	4,248,058
TIPS	2.38	1-15-2027	2,121,886	2,337,138
TIPS	2.50	1-15-2029	2,222,338	2,519,575
TIPS	3.38	4-15-2032	896,030	1,144,328
TIPS	3.63	4-15-2028	1,802,793	2,206,356
TIPS	3.88	4-15-2029	2,364,932	3,000,322

Total U.S. Treasury Securities (Cost $138,128,551)				134,213,359

Yankee Corporate Bonds and Notes: 1.50%

Consumer Discretionary: 0.26%

Auto Components: 0.21%
IHO Verwaltungs GmbH 144A	4.13	9-15-2021	450,000	434,250

Automobiles: 0.05%
Jaguar Land Rover Automotive plc 144A	4.13	12-15-2018	100,000	99,968

Financials: 0.55%

Banks: 0.23%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	465,000	466,600

Diversified Financial Services: 0.32%
General Electric Capital International Funding Company	2.34	11-15-2020	175,000	166,346
Park Aerospace Holdings Company 144A	3.63	3-15-2021	400,000	390,000
Virgin Media Finance plc	5.25	1-15-2021	95,000	96,069

				652,415

Health Care: 0.49%

Pharmaceuticals: 0.49%
Bausch Health Companies Incorporated 144A	6.50	3-15-2022	430,000	444,513
Teva Pharmaceuticals Industries Incorporated	1.70	7-19-2019	570,000	562,194

				1,006,707

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Real Return Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.02%

Communications Equipment: 0.02%
Nokia Corporation	5.38%	5-15-2019	$31,000	$31,078

Materials: 0.18%

Metals & Mining: 0.18%
ArcelorMittal SA	5.50	3-1-2021	355,000	364,588

Total Yankee Corporate Bonds and Notes (Cost $3,094,968)				3,055,606

	Yield		Shares
Short-Term Investments: 1.26%

Investment Companies: 1.22%
Securities Lending Cash Investments LLC (l)(r)(u)	2.38		1,052,560	1,052,665
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.13		1,435,230	1,435,230

				2,487,895

			Principal
U.S. Treasury Securities: 0.04%
U.S. Treasury Bill (z)#	1.66	12-13-2018	$75,000	74,955

Total Short-Term Investments (Cost $2,562,850)				2,562,850

Total investments in securities (Cost $208,139,917)	100.40%	204,579,545
Other assets and liabilities, net	(0.40)	(818,798)

Total net assets	100.00%	$203,760,747

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

ADR	American depositary receipt

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

TIPS	Treasury inflation-protected securities

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Real Return Portfolio	33

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	5	3-29-2019	$1,054,773	$1,054,922	$149	$0
Short
U.S. Ultra Bond	(6)	3-20-2019	(915,097)	(914,438)	659	0
5-Year U.S. Treasury Notes	(45)	3-29-2019	(5,078,600)	(5,083,242)	0	(4,642)
10-Year U.S. Treasury Notes	(4)	3-20-2019	(476,556)	(477,813)	0	(1,257)

					$808	$(5,899)

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Real Return Portfolio	Portfolio of investments—November 30, 2018 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	1,733,169	7,294,591	7,975,200	1,052,560	$0	$0	$5,856	$1,052,665
Wells Fargo Government Money Market Fund Select Class	2,901,798	110,473,486	111,940,054	1,435,230	0	0	25,628	1,435,230

					$0	$0	$31,484	$2,487,895	1.22%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—November 30, 2018 (unaudited)	Wells Fargo Real Return Portfolio	35

Assets
Investments in unaffiliated securities, (including $1,006,250 of securities loaned) at value (cost $205,652,022)	$202,091,650
Investments in affiliated securities, at value (cost $2,487,895)	2,487,895
Foreign currency, at value (cost $15,547)	15,152
Receivable for investments sold	221,681
Receivable for dividends and interest	737,442
Receivable for daily variation margin on open futures contract	78
Receivable for securities lending income	374

Total assets	205,554,272

Liabilities
Payable upon receipt of securities loaned	1,052,672
Payable for investments purchased	656,064
Advisory fee payable	63,978
Payable for daily variation margin on open futures contracts	4,219
Accrued expenses and other liabilities	16,592

Total liabilities	1,793,525

Total net assets	$203,760,747

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Real Return Portfolio	Statement of operations—six months ended November 30, 2018 (unaudited)

Investment income
Interest	$2,701,525
Dividends (net of foreign withholding taxes of $11,448)	417,086
Income from affiliated securities	31,484

Total investment income	3,150,095

Expenses
Advisory fee	436,081
Custody and accounting fees	7,261
Professional fees	23,669
Shareholder report expenses	725
Trustees’ fees and expenses	12,260
Other fees and expenses	4,335

Total expenses	484,331
Less: Fee waivers and/or expense reimbursements	(48,250)

Net expenses	436,081

Net investment income	2,714,014

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(1,930,476)
Futures contracts	79,581

Net realized losses on investments	(1,850,895)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(4,363,738)
Futures contracts	(355)

Net change in unrealized gains (losses) on investments	(4,364,093)

Net realized and unrealized gains (losses) on investments	(6,214,988)

Net decrease in net assets resulting from operations	$(3,500,974)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Real Return Portfolio	37

	Six months ended November 30, 2018 (unaudited)	Year ended May 31, 2018

Operations
Net investment income	$2,714,014	$2,993,334
Net realized gains (losses) on investments	(1,850,895)	261,172
Net change in unrealized gains (losses) on investments	(4,364,093)	(1,297,441)

Net increase (decrease) in net assets resulting from operations	(3,500,974)	1,957,065

Capital transactions
Transactions in investors’ beneficial interests
Contributions	99,792,854	92,220,550
Withdrawals	(37,676,838)	(38,625,765)

Net increase in net assets resulting from capital transactions	62,116,016	53,594,785

Total increase in net assets	58,615,042	55,551,850

Net assets
Beginning of period	145,145,705	89,593,855

End of period	$203,760,747	$145,145,705

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Real Return Portfolio	Financial highlights

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
		2018	2017	2016	2015	2014
Total return[1]	(1.58)%	1.67%	2.65%	1.29%	1.50%	(0.26)%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.48%	0.52%	0.56%	0.57%	0.53%
Net expenses	0.40%	0.41%	0.44%	0.44%	0.44%	0.44%
Net investment income	2.49%	2.40%	2.36%	1.45%	0.89%	1.45%
Supplemental data
Portfolio turnover rate	16%	29%	25%	29%	57%	9%

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Real Return Portfolio	39

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On November 30, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees . The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of

40	Wells Fargo Real Return Portfolio	Notes to financial statements (unaudited)

dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Portfolio may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Portfolio has no rights against the issuer of the underlying foreign security and participation notes expose the Portfolio to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with terms of the

Notes to financial statements (unaudited)	Wells Fargo Real Return Portfolio	41

loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counter party risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Inflation-indexed bonds and TIPS

The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

42	Wells Fargo Real Return Portfolio	Notes to financial statements (unaudited)

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes was $208,561,455 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$2,857,436
Gross unrealized losses	(6,844,437)
Net unrealized losses	$(3,987,001)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo Real Return Portfolio	43

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of November 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer staples	$10,592,323	$0	$0	$10,592,323
Energy	8,275,430	0	0	8,275,430
Industrial	454,091	0	0	454,091
Materials	6,772,170	0	0	6,772,170
Real estate	8,806,698	0	0	8,806,698

Corporate bonds and notes	0	21,383,713	0	21,383,713

Loans	0	7,479,653	747,740	8,227,393

Participation notes
Financials		235,912	0	235,912

U.S. Treasury securities	134,213,359	0	0	134,213,359

Yankee corporate bonds and notes	0	3,055,606	0	3,055,606

Short-term investments
Investment companies	1,435,230	1,052,665	0	2,487,895
U.S. Treasury securities	74,955	0	0	74,955

	170,624,256	33,207,549	747,740	204,579,545
Futures contracts	808	0	0	808
Total assets	$170,625,064	$33,207,549	$747,740	$204,580,353
Liabilities
Futures contracts	$5,899	$0	$0	$5,899
Total liabilities	$5,899	$0	$0	$5,899

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At November 30, 2018, the Portfolio has no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.29% as the average daily net assets of the Portfolio increase. For the six months ended November 30, 2018, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.28% and declining to 0.18% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolio.

44	Wells Fargo Real Return Portfolio	Notes to financial statements (unaudited)

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$62,322,833	$37,400,436	$21,329,867	$12,110,246

6. DERIVATIVE TRANSACTIONS

During the six months ended November 30, 2018, the Portfolio entered into futures contract to speculate on interest rates and to help manage the duration of its portfolio. The Portfolio had an average notional amount of $2,023,638 in long futures contracts and $9,808,367 in short futures contracts during the six months ended November 30, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by the Portfolio under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Other information (unaudited)	Wells Fargo Real Return Fund	45

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

46	Wells Fargo Real Return Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Real Return Fund	47

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

48	Wells Fargo Real Return Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

Appendix A (unaudited)	Wells Fargo Real Return Fund	49

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

318982 01-19 SA288/SAR288 11-18

Semi-Annual Report

November 30, 2018

WealthBuilder Funds

∎	Wells Fargo WealthBuilder Conservative Allocation Fund

∎	Wells Fargo WealthBuilder Equity Fund

∎	Wells Fargo WealthBuilder Growth Allocation Fund

∎	Wells Fargo WealthBuilder Growth Balanced Fund

∎	Wells Fargo WealthBuilder Moderate Balanced Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo WealthBuilder Funds	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the third quarter of 2018.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo WealthBuilder Funds for the six-month period that ended November 30, 2018. During the reporting period, the U.S. generated encouraging economic and business data that was offset by less positive and more inconsistent data from international markets. Investment returns were restrained in comparison with recent periods as geopolitical tensions and uncertainty tended to distract investors from more favorable underlying trends.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.02% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.37%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.30% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.67%. The Bloomberg Barclays Municipal Bond Index6 gained 0.42%. The ICE BofAML U.S. High Yield Index7 was up 0.19%.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the third quarter of 2018. The U.S. government’s decision during the second quarter to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in September after an increase of 0.2% in both July and August. On a year-over-year basis, the all-items index rose 2.3% for the 12 months that ended September 30, 2018, after a seasonal adjustment. The rate of increase was slower than that recorded during the first half of 2018. The index for all items less food and energy rose 2.2% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo WealthBuilder Funds	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.01% and 3.30%, respectively, on November 30, 2018. Investor concerns about an inverted yield curve reemerged, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

November saw improvement in many equity markets.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed. Markets rebounded somewhat in November as the S&P 500 Index gained 2.04%, the MSCI ACWI ex USA Index (Net) added 0.95%, and the MSCI EM Index (Net) was up 4.12% as the uncertainty leading up to midterm elections in the U.S. was resolved and progress seemed to be possible on several international trade issues.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In early August, the Bank of England’s Monetary Policy Committee increased its key interest rate to 0.75%. The European Central Bank and the Bank of Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the People’s Bank of China cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo WealthBuilder Funds	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Conservative Allocation Fund

Investment objective

The Fund seeks current income with a secondary emphasis on capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®*, FRM

Christian L. Chan, CFA®*

Travis L. Keshemberg, CFA®*, CIPM, FRM‡

Average annual total returns (%) as of November 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WCAFX)	2-10-2017	(7.04)	0.58	4.07	(1.37)	1.78	4.69	1.18	1.16
Class C (WCCFX)[4]	9-30-2004	(3.13)	1.49	4.54	(2.13)	1.49	4.54	1.93	1.91
Institutional Class (WCYFX)	7-31-2018	–	–	–	(1.31)	1.79	4.70	0.83	0.83
WealthBuilder Conservative Allocation Blended Index[5]	–	–	–	–	(0.72)	3.28	5.55	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	(1.34)	2.03	3.67	–	–
MSCI ACWI ex USA Index (Net)[7]	–	–	–	–	(8.12)	1.79	7.66	–	–
Russell 3000® Index[8]	–	–	–	–	5.53	10.62	14.51	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 8.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	7

Wells Fargo WealthBuilder Conservative Allocation Fund (continued)

Ten largest holdings (%) as of November 30, 2018[9]
Wells Fargo Core Bond Portfolio	23.91
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	11.21
Wells Fargo Strategic Income Fund Institutional Class	11.19
Vanguard Intermediate-Term Corporate Bond ETF	7.45
Vanguard Short-Term Bond ETF	6.72
Wells Fargo Disciplined Large Cap Portfolio	5.68
Wells Fargo Factor Enhanced Large Cap Portfolio	4.53
Wells Fargo Real Return Portfolio	4.49
Wells Fargo High Yield Corporate Bond Portfolio	4.45
Wells Fargo Factor Enhanced International Portfolio	2.68

Allocations (%) as of November 30, 2018
	Effective allocation[10]	Neutral allocation
Alternative Investments	5	5
Bonds	75	75
Stocks	24	20
Effective Cash	(4)	0

Please see footnotes on page 8.

8	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Conservative Allocation Fund (continued)

*	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

‡	Mr. Keshemberg became a portfolio manager of the Fund on October 26, 2018.

[1]

Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher. Prior to February 13, 2017, historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares adjusted to reflect that Institutional Class shares do not have a sales load but not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.41% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed and modified to assume the features and attributes of Class C.

[5]

Source: Wells Fargo Funds Management, LLC. The WealthBuilder Conservative Allocation Blended Index is comprised of the following indexes: Bloomberg Barclays U.S. Aggregate Bond Index (80%), Russell 3000® Index (14%), and the MSCI ACWI ex USA Index (Net) (6%). You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

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10	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Equity Fund

Investment objective

The Fund seeks long-term capital appreciation with no emphasis on income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®*, FRM

Christian L. Chan, CFA®*

Travis L. Keshemberg, CFA®*, CIPM, FRM‡

Average annual total returns (%) as of November 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WEAFX)	2-10-2017	(6.44)	4.81	10.66	(0.74)	6.06	11.32	1.25	1.25
Class C (WEACX)[4]	10-1-1997	(2.48)	5.78	11.17	(1.48)	5.78	11.17	2.00	2.00
Institutional Class (WEAYX)	7-31-2018	–	–	–	(0.59)	6.09	11.34	0.92	0.92
WealthBuilder Equity Blended Index[5]	–	–	–	–	1.31	7.96	12.49	–	–
MSCI ACWI ex USA Index (Net)[6]	–	–	–	–	(8.12)	1.79	7.66	–	–
Russell 3000® Index[7]	–	–	–	–	5.53	10.62	14.51	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 12.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	11

Wells Fargo WealthBuilder Equity Fund (continued)

Ten largest holdings (%) as of November 30, 2018[8]
Wells Fargo Disciplined Large Cap Portfolio	28.04
Wells Fargo Factor Enhanced Large Cap Portfolio	22.36
Wells Fargo Factor Enhanced International Portfolio	13.16
Wells Fargo Factor Enhanced Emerging Markets Portfolio	5.43
Dodge & Cox International Stock Fund	4.90
Wells Fargo Endeavor Select Fund Institutional Class	4.50
Wells Fargo Large Cap Growth Fund Class R6	4.50
Wells Fargo Factor Enhanced Small Cap Portfolio	4.46
Wells Fargo Emerging Growth Portfolio	3.51
Wells Fargo Emerging Markets Equity Fund Class R6	1.97

Allocations (%) as of November 30, 2018
	Effective allocation[9]	Neutral allocation
International	30	30
U.S. Large Cap	60	60
U.S. Small Cap	10	10

Please see footnotes on page 12.

12	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Equity Fund (continued)

*	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

‡	Mr. Keshemberg became a portfolio manager of the Fund on October 26, 2018.

[1]

Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher. Prior to February 13, 2017, historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares adjusted to reflect that Institutional Class shares do not have a sales load but not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.50% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed and modified to assume the features and attributes of Class C.

[5]

Source: Wells Fargo Funds Management, LLC. The WealthBuilder Equity Blended Index is comprised of the following: 70% in the Russell 3000® Index and 30% in the MSCI ACWI ex USA Index (Net). You cannot invest directly in an index.

[6]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[7]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

This page is intentionally left blank.

14	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Allocation Fund

Investment objective

The Fund seeks capital appreciation with a secondary emphasis on current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®*, FRM

Christian L. Chan, CFA®*

Travis L. Keshemberg, CFA®*, CIPM, FRM‡

Average annual total returns (%) as of November 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WGAFX)	2-10-2017	(6.02)	4.09	9.82	(0.29)	5.33	10.47	1.27	1.26
Class C (WGCFX)[4]	9-30-2004	(2.00)	5.06	10.33	(1.00)	5.06	10.33	2.02	2.01
Institutional Class (WGAYX)	7-31-2018	–	–	–	(0.36)	5.31	10.46	0.94	0.93
WealthBuilder Growth Allocation Blended Index[5]	–	–	–	–	0.87	6.84	10.85	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	(1.34)	2.03	3.67	–	–
MSCI ACWI ex USA Index (Net)[7]	–	–	–	–	(8.12)	1.79	7.66	–	–
Russell 3000® Index[8]	–	–	–	–	5.53	10.62	14.51	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 16.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	15

Wells Fargo WealthBuilder Growth Allocation Fund (continued)

Ten largest holdings (%) as of November 30, 2018[9]
Wells Fargo Disciplined Large Cap Portfolio	22.55
Wells Fargo Factor Enhanced Large Cap Portfolio	18.00
Wells Fargo Factor Enhanced International Portfolio	10.63
Wells Fargo Core Bond Portfolio	4.68
Wells Fargo Factor Enhanced Emerging Markets Portfolio	4.38
Dodge & Cox International Stock Fund	3.95
Wells Fargo Endeavor Select Fund Institutional Class	3.63
Wells Fargo Large Cap Growth Fund Class R6	3.62
Wells Fargo Factor Enhanced Small Cap Portfolio	3.59
Wells Fargo Emerging Growth Portfolio	2.78

Allocations (%) as of November 30, 2018
	Effective allocation[10]	Neutral allocation
Alternative Investments	5	5
Bonds	15	15
Stocks	84	80
Effective Cash	(4)	0

Please see footnotes on page 16.

16	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Allocation Fund (continued)

*	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

‡	Mr. Keshemberg became a portfolio manager of the Fund on October 26, 2018.

[1]

Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher. Prior to February 13, 2017, historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares adjusted to reflect that Institutional Class shares do not have a sales load but not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.51% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed and modified to assume the features and attributes of Class C.

[5]

Source: Wells Fargo Funds Management, LLC. The WealthBuilder Growth Allocation Blended Index is comprised of the following indexes: Russell 3000® Index (56%), MSCI ACWI ex USA Index (Net) (24%), and the Bloomberg Barclays U.S. Aggregate Bond Index (20%). You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

This page is intentionally left blank.

18	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Balanced Fund

Investment objective

The Fund seeks a combination of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®*, FRM

Christian L. Chan, CFA®*

Travis L. Keshemberg, CFA®*, CIPM, FRM‡

Average annual total returns (%) as of November 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WGBAX)	2-10-2017	(6.39)	3.15	8.65	(0.68)	4.38	9.30	1.23	1.23
Class C (WGBFX)[4]	10-1-1997	(2.46)	4.09	9.15	(1.46)	4.09	9.15	1.98	1.98
Institutional Class (WGBIX)	7-31-2018	–	–	–	(0.68)	4.38	9.30	0.89	0.89
WealthBuilder Growth Balanced Blended Index[5]	–				0.39	5.69	9.14	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	(1.34)	2.03	3.67	–	–
MSCI ACWI ex USA Index (Net)[7]	–	–	–	–	(8.12)	1.79	7.66	–	–
Russell 3000® Index[8]	–	–	–	–	5.53	10.62	14.51	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 20.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	19

Wells Fargo WealthBuilder Growth Balanced Fund (continued)

Ten largest holdings (%) as of November 30, 2018[9]
Wells Fargo Disciplined Large Cap Portfolio	17.03
Wells Fargo Factor Enhanced Large Cap Portfolio	13.58
Wells Fargo Core Bond Portfolio	11.05
Wells Fargo Factor Enhanced International Portfolio	8.04
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	5.18
Wells Fargo Strategic Income Fund Institutional Class	5.16
Vanguard Intermediate-Term Corporate Bond ETF	3.45
Wells Fargo Factor Enhanced Emerging Markets Portfolio	3.30
Vanguard Short-Term Bond ETF	3.11
Dodge & Cox International Stock Fund	2.99

Allocations (%) as of November 30, 2018
	Effective allocation[10]	Neutral allocation
Alternative Investments	5	5
Bonds	35	35
Stocks	64	60
Effective Cash	(4)	0

Please see footnotes on page 20.

20	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Balanced Fund (continued)

*	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

‡	Mr. Keshemberg became a portfolio manager of the Fund on October 26, 2018.

[1]

Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher. Prior to February 13, 2017, historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares adjusted to reflect that Institutional Class shares do not have a sales load but not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.48% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed and modified to assume the features and attributes of Class C.

[5]

Source: Wells Fargo Funds Management, LLC. The WealthBuilder Growth Balanced Blended Index is comprised of the following indexes: Russell 3000® Index (42%), Bloomberg Barclays U.S. Aggregate Bond Index (40%), and the MSCI ACWI ex USA Index (Net) (18%). You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

This page is intentionally left blank.

22	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Moderate Balanced Fund

Investment objective

The Fund seeks a combination of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®*, FRM

Christian L. Chan, CFA®*

Travis L. Keshemberg, CFA®*, CIPM, FRM‡

Average annual total returns (%) as of November 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WMBGX)	2-10-2017	(6.66)	1.96	6.28	(0.97)	3.17	6.91	1.22	1.22
Class C (WMBFX)[4]	9-30-2004	(2.74)	2.88	6.76	(1.74)	2.88	6.76	1.97	1.97
Institutional Class (WMBZX)	7-31-2018	–	–	–	(0.87)	3.19	6.92	0.88	0.88
WealthBuilder Moderate Balanced Blended Index[5]	–	–	–	–	(0.14)	4.50	7.38	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	(1.34)	2.03	3.67	–	–
MSCI ACWI ex USA Index (Net)[7]	–	–	–	–	(8.12)	1.79	7.66	–	–
Russell 3000® Index[8]	–	–	–	–	5.53	10.62	14.51	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage-and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 24.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Funds	23

Wells Fargo WealthBuilder Moderate Balanced Fund (continued)

Ten largest holdings (%) as of November 30, 2018[9]
Wells Fargo Core Bond Portfolio	17.49
Wells Fargo Disciplined Large Cap Portfolio	11.38
Wells Fargo Factor Enhanced Large Cap Portfolio	9.07
Wells Fargo Bloomberg Barclays U.S. Aggregate ex-Corporate Portfolio	8.21
Wells Fargo Strategic Income Fund Institutional Class	8.20
Vanguard Intermediate-Term Corporate Bond ETF	5.46
Wells Fargo Factor Enhanced International Portfolio	5.39
Vanguard Short-Term Bond ETF	4.92
Wells Fargo Real Return Portfolio	3.30
Wells Fargo High Yield Corporate Bond Portfolio	3.28

Allocations (%) as of November 30, 2018
	Effective allocation[10]	Neutral allocation
Alternative Investments	5	5
Bonds	55	55
Stocks	44	40
Effective Cash	(4)	0

Please see footnotes on page 24.

24	Wells Fargo WealthBuilder Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Moderate Balanced Fund (continued)

*	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

‡	Mr. Keshemberg became a portfolio manager of the Fund on October 26, 2018.

[1]

Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher. Prior to February 13, 2017, historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares adjusted to reflect that Institutional Class shares do not have a sales load but not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.47% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[4]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed and modified to assume the features and attributes of Class C.

[5]

Source: Wells Fargo Funds Management, LLC. The WealthBuilder Moderate Balanced Blended Index is comprised of the following indexes: Bloomberg Barclays U.S. Aggregate Bond Index (60%), Russell 3000® Index (28%), and the MSCI ACWI ex USA Index (Net) (12%) . You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

Fund expenses (unaudited)	Wells Fargo WealthBuilder Funds	25

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WealthBuilder Conservative Allocation Fund	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$993.28	$3.75	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Class C
Actual	$1,000.00	$988.92	$7.48	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59	1.50%
Institutional Class
Actual	$1,000.00	$993.91	$2.10	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$2.13	0.42%
WealthBuilder Equity Fund
Class A
Actual	$1,000.00	$976.16	$3.72	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Class C
Actual	$1,000.00	$972.45	$7.42	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59	1.50%
Institutional Class
Actual	$1,000.00	$977.62	$2.08	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$2.13	0.42%

Please see footnote on page 26.

26	Wells Fargo WealthBuilder Funds	Fund expenses (unaudited)

WealthBuilder Growth Allocation Fund	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$984.87	$3.73	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Class C
Actual	$1,000.00	$981.46	$7.45	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59	1.50%
Institutional Class
Actual	$1,000.00	$984.15	$2.09	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$2.13	0.42%
WealthBuilder Growth Balanced Fund
Class A
Actual	$1,000.00	$988.70	$3.74	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Class C
Actual	$1,000.00	$985.07	$7.46	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59	1.50%
Institutional Class
Actual	$1,000.00	$988.70	$2.09	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$2.13	0.42%
WealthBuilder Moderate Balanced Fund
Class A
Actual	$1,000.00	$991.20	$3.74	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Class C
Actual	$1,000.00	$986.80	$7.47	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59	1.50%
Institutional Class
Actual	$1,000.00	$992.18	$2.10	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$2.13	0.42%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo WealthBuilder Funds	27

WEALTHBUILDER CONSERVATIVE ALLOCATION FUND

Security name	Shares	Value

Exchange-Traded Funds: 14.27%
Consumer Staples Select Sector SPDR Fund	4,904	$275,899
Vanguard Intermediate-Term Corporate Bond ETF	249,003	20,445,636
Vanguard Short-Term Bond ETF	235,993	18,426,333

Total Exchange-Traded Funds (Cost $40,744,399)		39,147,868

Investment Companies: 85.44%

Affiliated Master Portfolios: 60.67%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		30,741,281
Wells Fargo Core Bond Portfolio		65,587,564
Wells Fargo Disciplined Large Cap Portfolio		15,589,443
Wells Fargo Emerging Growth Portfolio		1,942,360
Wells Fargo Factor Enhanced Emerging Markets Portfolio		3,018,724
Wells Fargo Factor Enhanced International Portfolio		7,348,043
Wells Fargo Factor Enhanced Large Cap Portfolio		12,422,142
Wells Fargo Factor Enhanced Small Cap Portfolio		2,484,432
Wells Fargo High Yield Corporate Bond Portfolio		12,205,368
Wells Fargo Real Return Portfolio		12,312,549
Wells Fargo U.S. REIT Portfolio		2,776,756

		166,428,662

Alternative Investment Funds: 2.93%
AQR Managed Futures Strategy Fund Class R6 †	314,451	2,647,675
PIMCO CommodityRealReturn Strategy Fund Institutional Class	437,515	2,642,592
The Arbitrage Fund Class I	205,877	2,738,162

		8,028,429

Bond Funds: 16.43%
Federated Institutional High Yield Bond Fund Class R6	542,598	5,127,548
Oppenheimer International Bond Fund Class I	964,183	5,148,738
Wells Fargo High Yield Bond Fund Institutional Class (l)	1,307,544	4,105,690
Wells Fargo Strategic Income Fund Institutional Class (l)	3,314,194	30,689,439

		45,071,415

Stock Funds: 5.41%
Calamos Market Neutral Income Fund Class I	204,990	2,746,869
DFA International Small Cap Value Portfolio Institutional Class	57,579	1,087,096
Dodge & Cox International Stock Fund	66,818	2,721,505
T. Rowe Price International Discovery Fund Institutional Class	17,536	1,093,880
Wells Fargo Emerging Markets Equity Fund Class R6 (l)	47,787	1,099,109
Wells Fargo Endeavor Select Fund Institutional Class (l)	245,708	2,496,398
Wells Fargo Large Cap Growth Fund Class R6 (l)	48,468	2,499,969
Wells Fargo Small Cap Value Fund Class R6 †(l)	61,910	1,099,527

		14,844,353

Total Investment Companies (Cost $241,535,240)		234,372,859

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo WealthBuilder Funds	Portfolio of investments—November 30, 2018 (unaudited)

WEALTHBUILDER CONSERVATIVE ALLOCATION FUND

Security name	Yield		Shares	Value

Short-Term Investments: 0.54%

Investment Companies: 0.35%
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.13%		949,201	$949,201

		Maturity date	Principal
U.S. Treasury Securities: 0.19%
U.S. Treasury Bill (z)#	1.06	12-6-2018	$514,000	513,909

Total Short-Term Investments (Cost $1,463,110)				1,463,110

Total investments in securities (Cost $283,742,749)	100.25%	274,983,837
Other assets and liabilities, net	(0.25)	(679,246)

Total net assets	100.00%	$274,304,591

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	75	12-21-2018	$10,538,653	$10,343,625	$0	$(195,028)
Short
E-Mini Russell 2000 Index	(6)	12-21-2018	(464,437)	(460,380)	4,057	0
MSCI EAFE Index	(10)	12-21-2018	(914,736)	(908,150)	6,586	0
MSCI Emerging Markets Index	(5)	12-21-2018	(245,510)	(249,900)	0	(4,390)
S&P 500 E-Mini Index	(11)	12-21-2018	(1,521,336)	(1,517,065)	4,271	0

					$14,914	$(199,418)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo WealthBuilder Funds	29

WEALTHBUILDER CONSERVATIVE ALLOCATION FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	1,307,544	$(40,440)	$(115,851)	$107,281	$4,105,690
Wells Fargo Strategic Income Fund Institutional Class	3,314,194	(695)	(198,251)	92,647	30,689,439

					34,795,129	12.68%

Stock Funds
Wells Fargo Emerging Markets Equity Fund Class R6	47,787	4,531	(140,686)	0	1,099,109
Wells Fargo Endeavor Select Fund Institutional Class	245,708	139,690	(88,219)	0	2,496,398
Wells Fargo Large Cap Growth Fund Class R6	48,468	58,345	(37,275)	0	2,499,969
Wells Fargo Small Cap Value Fund Class R6 †	61,910	(56,666)	(54,364)	0	1,099,527

					7,195,003	2.62

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	949,201	0	0	7,253	949,201	0.35

Affiliated securities no longer held at end of period		69,296	77,656	65,297

		$174,061	$(556,990)	$272,478	$42,939,333	15.65%

For the six months ended November 30, 2018, investment activity in affiliates of the Fund was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	1,500,708	58,354	251,518	1,307,544
Wells Fargo Short-Term High Yield Bond Fund Institutional Class *	612,276	10,952	623,228	0
Wells Fargo Strategic Income Fund Institutional Class	0	3,333,267	19,073	3,314,194

Stock Funds
Wells Fargo Disciplined U.S. Core Fund Class R6 *	293,037	0	293,037	0
Wells Fargo Emerging Markets Equity Fund Class R6	48,798	2,424	3,435	47,787
Wells Fargo Endeavor Select Fund Institutional Class	288,513	17,137	59,942	245,708
Wells Fargo Large Cap Growth Fund Class R6	56,180	3,979	11,691	48,468
Wells Fargo Small Cap Value Fund Class R6 †	65,600	3,178	6,868	61,910

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	48,023	11,543,191	10,642,013	949,201

†	Non-income-earning security

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo WealthBuilder Funds	Portfolio of investments—November 30, 2018 (unaudited)

WEALTHBUILDER CONSERVATIVE ALLOCATION FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	3.92%	4.23%	$(245,369)	$(131,030)	$411,363	$0	$8,195	$30,741,281
Wells Fargo Core Bond Portfolio	1.37	1.18	(1,113,920)	58,534	1,159,824	0	11,945	65,587,564
Wells Fargo Disciplined Large Cap Portfolio	0.00	3.97	(91,782)	(241,775)	0	196,871	1,859	15,589,443
Wells Fargo Emerging Growth Portfolio	0.26	0.22	180,750	(154,302)	0	2,085	1,322	1,942,360
Wells Fargo Factor Enhanced Emerging Markets Portfolio	1.06	1.11	(186,086)	(111,360)	0	52,230	1,019	3,018,724
Wells Fargo Factor Enhanced International Portfolio	0.82	0.88	(72,824)	(668,026)	1,916	91,082	2,482	7,348,043
Wells Fargo Factor Enhanced Large Cap Portfolio	0.81	0.87	739,280	(133,157)	316	160,814	3,047	12,422,142
Wells Fargo Factor Enhanced Small Cap Portfolio	0.67	0.73	189,202	(258,108)	87	22,331	842	2,484,432
Wells Fargo High Yield Corporate Bond Portfolio	12.24	12.59	(204,595)	(155,588)	376,089	0	1,241	12,205,368
Wells Fargo Real Return Portfolio	10.06	6.04	(114,735)	(264,403)	172,840	26,397	2,002	12,312,549
Wells Fargo U.S. REIT Portfolio	5.16	5.37	62,936	80,637	0	63,275	76	2,776,756

			$(857,143)	$(1,978,578)	$2,122,435	$615,085	$34,030	$166,428,662	60.67%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo WealthBuilder Funds	31

WEALTHBUILDER EQUITY FUND

Security name			Shares	Value

Exchange-Traded Funds: 0.50%
Consumer Staples Select Sector SPDR Fund			39,499	$2,222,214

Total Exchange-Traded Funds (Cost $2,161,855)				2,222,214

Investment Companies: 98.73%

Affiliated Master Portfolios: 76.96%
Wells Fargo Disciplined Large Cap Portfolio				126,133,060
Wells Fargo Emerging Growth Portfolio				15,789,773
Wells Fargo Factor Enhanced Emerging Markets Portfolio				24,436,682
Wells Fargo Factor Enhanced International Portfolio				59,201,757
Wells Fargo Factor Enhanced Large Cap Portfolio				100,573,764
Wells Fargo Factor Enhanced Small Cap Portfolio				20,047,201

				346,182,237

Stock Funds: 21.77%
DFA International Small Cap Value Portfolio Institutional Class			464,422	8,768,291
Dodge & Cox International Stock Fund			540,646	22,020,495
T. Rowe Price International Discovery Fund Institutional Class			142,120	8,865,432
Wells Fargo Emerging Markets Equity Fund Class R6 (l)			385,992	8,877,807
Wells Fargo Endeavor Select Fund Institutional Class (l)			1,993,981	20,258,852
Wells Fargo Large Cap Growth Fund Class R6 (l)			392,535	20,246,934
Wells Fargo Small Cap Value Fund Class R6 †(l)			499,623	8,873,309

				97,911,120

Total Investment Companies (Cost $452,111,642)				444,093,357

	Yield
Short-Term Investments: 0.72%

Investment Companies: 0.43%
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.13%		1,935,807	1,935,807

		Maturity date	Principal
U.S. Treasury Securities: 0.29%
U.S. Treasury Bill (z)#	1.06	12-6-2018	$453,000	452,920
U.S. Treasury Bill (z)#	1.82	12-18-2018	861,000	860,221

				1,313,141

Total Short-Term Investments (Cost $3,248,944)				3,248,948

Total investments in securities (Cost $457,522,441)	99.95%	449,564,519
Other assets and liabilities, net	0.05	236,036

Total net assets	100.00%	$449,800,555

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo WealthBuilder Funds	Portfolio of investments—November 30, 2018 (unaudited)

WEALTHBUILDER EQUITY FUND

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
E-Mini Russell 2000 Index	(22)	12-21-2018	$(3,870,795)	$(3,989,960)	$0	$(119,165)
MSCI EAFE	(35)	12-21-2018	(7,426,083)	(7,537,645)	0	(111,652)
MSCI Emerging Markets Index	(16)	12-21-2018	(1,895,779)	(1,949,220)	0	(53,441)
S&P 500 E-Mini Index	(92)	12-21-2018	(12,254,121)	(12,688,180)	0	(434,059)

					$0	$(718,317)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Stock Funds
Wells Fargo Emerging Markets Equity Fund Class R6	385,992	$(50,361)	$(1,048,145)	$0	$8,877,807
Wells Fargo Endeavor Select Fund Institutional Class	1,993,981	357,104	(84,004)	0	20,258,852
Wells Fargo Large Cap Growth Fund Class R6	392,535	316,762	(288,787)	0	20,246,934
Wells Fargo Small Cap Value Fund Class R6 †	499,623	8,497	(931,667)	0	8,873,309

					58,256,902	12.95%

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	1,935,807	0	0	21,026	1,935,807	0.43

Affiliated securities no longer held at end of period		937,711	236,882	0

		$1,569,713	$(2,115,721)	$21,026	$60,192,709	13.38%

For the six months ended November 30, 2018, investment activity in affiliates of the Fund was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period
Investment Companies
Stock Funds
Wells Fargo Disciplined U.S. Core Fund Class R6 *	2,260,514	0	2,260,514	0
Wells Fargo Emerging Markets Equity Fund Class R6	371,461	31,818	17,287	385,992
Wells Fargo Endeavor Select Fund Institutional Class	2,226,503	69,659	302,181	1,993,981
Wells Fargo Large Cap Growth Fund Class R6	433,975	15,787	57,227	392,535
Wells Fargo Small Cap Value Fund Class R6 †	507,134	21,381	28,892	499,623

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	2,816,736	19,158,164	20,039,093	1,935,807

†	Non-income-earning security

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo WealthBuilder Funds	33

WEALTHBUILDER EQUITY FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Disciplined Large Cap Portfolio	0.00%	32.10%	$(743,705)	$(2,009,826)	$0	$1,596,545	$14,731	$126,133,060
Wells Fargo Emerging Growth Portfolio	2.00	1.79	1,469,792	(1,288,162)	0	17,176	10,841	15,789,773
Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.01	8.97	(1,637,147)	(932,662)	951	415,692	8,169	24,436,682
Wells Fargo Factor Enhanced International Portfolio	6.32	7.10	(698,117)	(5,396,668)	1,468	734,699	19,668	59,201,757
Wells Fargo Factor Enhanced Large Cap Portfolio	6.26	7.04	5,926,857	(1,174,867)	1,027	1,299,888	24,707	100,573,764
Wells Fargo Factor Enhanced Small Cap Portfolio	5.18	5.90	1,492,790	(2,123,330)	699	180,812	6,835	20,047,201

			$5,810,470	$(12,925,515)	$4,145	$4,244,812	$84,951	$346,182,237	76.96%

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo WealthBuilder Funds	Portfolio of investments—November 30, 2018 (unaudited)

WEALTHBUILDER GROWTH ALLOCATION FUND

Security name		Shares	Value

Exchange-Traded Funds: 3.18%
Consumer Staples Select Sector SPDR Fund		22,458	$1,263,487
Vanguard Intermediate-Term Corporate Bond ETF		56,377	4,629,115
Vanguard Short-Term Bond ETF		53,543	4,180,637

Total Exchange-Traded Funds (Cost $10,349,861)			10,073,239

Investment Companies: 96.10%

Affiliated Master Portfolios: 71.56%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio			6,957,890
Wells Fargo Core Bond Portfolio			14,829,954
Wells Fargo Disciplined Large Cap Portfolio			71,494,171
Wells Fargo Emerging Growth Portfolio			8,806,258
Wells Fargo Factor Enhanced Emerging Markets Portfolio			13,871,191
Wells Fargo Factor Enhanced International Portfolio			33,713,999
Wells Fargo Factor Enhanced Large Cap Portfolio			57,069,145
Wells Fargo Factor Enhanced Small Cap Portfolio			11,375,833
Wells Fargo High Yield Corporate Bond Portfolio			2,776,748
Wells Fargo Real Return Portfolio			2,786,114
Wells Fargo U.S. REIT Portfolio			3,171,353

			226,852,656

Alternative Investment Funds: 2.88%
AQR Managed Futures Strategy Fund Class R6 †		360,153	3,032,494
PIMCO CommodityRealReturn Strategy Fund Institutional Class		495,543	2,993,082
The Arbitrage Fund Class I		232,494	3,092,176

			9,117,752

Bond Funds: 3.22%
Federated Institutional High Yield Bond Fund Class R6		123,305	1,165,230
Oppenheimer International Bond Fund Class I		220,242	1,176,090
Wells Fargo High Yield Bond Fund Institutional Class (l)		296,667	931,534
Wells Fargo Strategic Income Fund Institutional Class (l)		749,431	6,939,734

			10,212,588

Stock Funds: 18.44%
Calamos Market Neutral Income Fund Class I		231,735	3,105,252
DFA International Small Cap Value Portfolio Institutional Class		257,668	4,864,770
Dodge & Cox International Stock Fund		307,111	12,508,611
T. Rowe Price International Discovery Fund Institutional Class		79,111	4,934,936
Wells Fargo Emerging Markets Equity Fund Class R6 (l)		219,070	5,038,604
Wells Fargo Endeavor Select Fund Institutional Class (l)		1,133,260	11,513,922
Wells Fargo Large Cap Growth Fund Class R6 (l)		222,233	11,462,797
Wells Fargo Small Cap Value Fund Class R6 †(l)		283,941	5,042,796

			58,471,688

Total Investment Companies (Cost $311,490,774)			304,654,684

	Yield
Short-Term Investments: 0.66%

Investment Companies: 0.24%
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.13%	773,275	773,275

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo WealthBuilder Funds	35

WEALTHBUILDER GROWTH ALLOCATION FUND

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 0.42%
U.S. Treasury Bill #(z)	1.06%	12-6-2018	$867,000	$866,847
U.S. Treasury Bill #(z)	1.82	12-18-2018	466,000	465,578

				1,332,425

Total Short-Term Investments (Cost $2,105,697)				2,105,700

Total investments in securities (Cost $323,946,332)	99.94%	316,833,623
Other assets and liabilities, net	0.06	198,245

Total net assets	100.00%	$317,031,868

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	88	12-21-2018	$12,381,043	$12,136,520	$0	$(244,523)
Short
E-Mini Russell 2000 Index	(29)	12-21-2018	(2,248,083)	(2,225,170)	22,913	0
MSCI EAFE	(46)	12-21-2018	(4,212,254)	(4,177,490)	34,764	0
MSCI Emerging Markets Index	(22)	12-21-2018	(1,083,755)	(1,099,560)	0	(15,805)
S&P 500 E-Mini Index	(51)	12-21-2018	(7,068,491)	(7,033,665)	34,826	0

					$92,503	$(260,328)

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo WealthBuilder Funds	Portfolio of investments—November 30, 2018 (unaudited)

WEALTHBUILDER GROWTH ALLOCATION FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	296,667	$(8,667)	$(27,875)	$24,552	$931,534
Wells Fargo Strategic Income Fund Institutional Class	749,431	(461)	(44,647)	20,970	6,939,734

					7,871,268	2.48%

Stock Funds
Wells Fargo Emerging Markets Equity Fund Class R6	219,070	(1,150)	(613,100)	0	5,038,604
Wells Fargo Endeavor Select Fund Institutional Class	1,133,260	228,960	(55,491)	0	11,513,922
Wells Fargo Large Cap Growth Fund Class R6	222,233	175,038	(150,355)	0	11,462,797
Wells Fargo Small Cap Value Fund Class R6 †	283,941	8,551	(536,350)	0	5,042,796

					33,058,119	10.43

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	773,275	0	0	7,227	773,275	0.24

Affiliated securities no longer held at end of period		517,578	157,180	14,842

		$919,849	$(1,270,638)	$67,591	$41,702,662	13.15%

For the six months ended November 30, 2018, investment activity in affiliates of the Fund was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	326,928	17,666	47,927	296,667
Wells Fargo Strategic Income Fund Institutional Class	0	762,496	13,065	749,431
Wells Fargo Short-Term High Yield Bond Fund Institutional Class *	133,613	4,268	137,881	0

Stock Funds
Wells Fargo Disciplined U.S. Core Fund Class R6 *	1,301,297	0	1,301,297	0
Wells Fargo Emerging Markets Equity Fund Class R6	215,735	8,508	5,173	219,070
Wells Fargo Endeavor Select Fund Institutional Class	1,281,318	25,535	173,593	1,133,260
Wells Fargo Large Cap Growth Fund Class R6	249,632	6,542	33,941	222,233
Wells Fargo Small Cap Value Fund Class R6 †	291,878	4,119	12,056	283,941

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	163,691	11,457,911	10,848,327	773,275

†	Non-income-earning security

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo WealthBuilder Funds	37

WEALTHBUILDER GROWTH ALLOCATION FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.86%	0.96%	$(55,557)	$(9,278)	$93,338	$0	$1,857	$6,957,890
Wells Fargo Core Bond Portfolio	0.30	0.27	(253,475)	23,271	259,370	0	2,711	14,829,954
Wells Fargo Disciplined Large Cap Portfolio	0.00	18.19	(425,248)	(1,186,733)	0	909,498	8,438	71,494,171
Wells Fargo Emerging Growth Portfolio	1.15	1.00	842,429	(750,973)	0	9,620	6,176	8,806,258
Wells Fargo Factor Enhanced Emerging Markets Portfolio	4.65	5.09	(911,550)	(500,232)	534	232,420	4,570	13,871,191
Wells Fargo Factor Enhanced International Portfolio	3.64	4.04	(399,573)	(3,085,744)	841	419,465	11,242	33,713,999
Wells Fargo Factor Enhanced Large Cap Portfolio	3.61	4.00	3,390,424	(661,480)	1,454	742,224	14,105	57,069,145
Wells Fargo Factor Enhanced Small Cap Portfolio	2.98	3.35	853,779	(1,210,959)	400	103,241	3,898	11,375,833
Wells Fargo High Yield Corporate Bond Portfolio	2.68	2.68	(46,645)	(28,422)	85,604	0	281	2,776,748
Wells Fargo Real Return Portfolio	2.21	1.37	(25,145)	(53,538)	22,208	6,002	452	2,786,114
Wells Fargo U.S. REIT Portfolio	5.71	6.14	72,243	93,240	0	72,898	88	3,171,353

			$3,041,682	$(7,370,848)	$463,749	$2,495,368	$53,818	$226,852,656	71.56%

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo WealthBuilder Funds	Portfolio of investments—November 30, 2018 (unaudited)

WEALTHBUILDER GROWTH BALANCED FUND

Security name		Shares	Value

Exchange-Traded Funds: 6.85%
Consumer Staples Select Sector SPDR Fund		34,718	$1,953,235
Vanguard Intermediate-Term Corporate Bond ETF		272,374	22,364,629
Vanguard Short-Term Bond ETF		258,196	20,159,944

Total Exchange-Traded Funds (Cost $46,281,017)			44,477,808

Investment Companies: 92.87%

Affiliated Master Portfolios: 68.18%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio			33,652,948
Wells Fargo Core Bond Portfolio			71,746,088
Wells Fargo Disciplined Large Cap Portfolio			110,521,980
Wells Fargo Emerging Growth Portfolio			13,686,679
Wells Fargo Factor Enhanced Emerging Markets Portfolio			21,424,411
Wells Fargo Factor Enhanced International Portfolio			52,204,770
Wells Fargo Factor Enhanced Large Cap Portfolio			88,174,426
Wells Fargo Factor Enhanced Small Cap Portfolio			17,606,224
Wells Fargo High Yield Corporate Bond Portfolio			13,488,643
Wells Fargo Real Return Portfolio			13,525,880
Wells Fargo U.S. REIT Portfolio			6,534,242

			442,566,291

Alternative Investment Funds: 2.91%
AQR Managed Futures Strategy Fund Class R6 †		738,938	6,221,855
PIMCO CommodityRealReturn Strategy Fund Institutional Class		1,033,042	6,239,572
The Arbitrage Fund Class I		480,962	6,396,797

			18,858,224

Bond Funds: 7.60%
Federated Institutional High Yield Bond Fund Class R6		601,122	5,680,602
Oppenheimer International Bond Fund Class I		1,063,455	5,678,849
Wells Fargo High Yield Bond Fund Institutional Class (l)		1,435,888	4,508,688
Wells Fargo Strategic Income Fund Institutional Class (l)		3,615,601	33,480,463

			49,348,602

Stock Funds: 14.18%
Calamos Market Neutral Income Fund Class I		479,231	6,421,694
DFA International Small Cap Value Portfolio Institutional Class		400,486	7,561,167
Dodge & Cox International Stock Fund		476,086	19,390,980
T. Rowe Price International Discovery Fund Institutional Class		122,198	7,622,682
Wells Fargo Emerging Markets Equity Fund Class R6 (l)		338,743	7,791,100
Wells Fargo Endeavor Select Fund Institutional Class (l)		1,744,825	17,727,423
Wells Fargo Large Cap Growth Fund Class R6 (l)		343,802	17,733,311
Wells Fargo Small Cap Value Fund Class R6 †(l)		440,129	7,816,697

			92,065,054

Total Investment Companies (Cost $619,042,210)			602,838,171

	Yield
Short-Term Investments: 0.52%

Investment Companies: 0.33%
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.13%	2,159,003	2,159,003

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo WealthBuilder Funds	39

WEALTHBUILDER GROWTH BALANCED FUND

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 0.19%
U.S. Treasury Bill (z)#	1.06%	12-6-2018	$1,230,000	$1,229,783

Total Short-Term Investments (Cost $3,388,785)				3,388,786

Total investments in securities (Cost $668,712,012)	100.24%	650,704,765
Other assets and liabilities, net	(0.24)	(1,581,828)

Total net assets	100.00%	$649,122,937

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	180	12-21-2018	$25,305,721	$24,824,700	$0	$(481,021)
Short
E-Mini Russell 2000 Index	(44)	12-21-2018	(3,274,515)	(3,376,120)	0	(101,605)
MSCI EAFE Index	(71)	12-21-2018	(6,351,068)	(6,447,865)	0	(96,797)
MSCI Emerging Markets Index	(34)	12-21-2018	(1,654,179)	(1,699,320)	0	(45,141)
S&P 500 E-Mini Index	(78)	12-21-2018	(10,387,285)	(10,757,370)	0	(370,085)

					$0	$(1,094,649)

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo WealthBuilder Funds	Portfolio of investments—November 30, 2018 (unaudited)

WEALTHBUILDER GROWTH BALANCED FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	1,435,888	$(34,869)	$(141,403)	$118,676	$4,508,688
Wells Fargo Strategic Income Fund Institutional Class	3,615,601	(897)	(216,280)	101,253	33,480,463

					37,989,151	5.85%

Stock Funds
Wells Fargo Emerging Markets Equity Fund Class R6	338,743	8,656	(948,209)	0	7,791,100
Wells Fargo Endeavor Select Fund Institutional Class	1,744,825	432,658	(135,854)	0	17,727,423
Wells Fargo Large Cap Growth Fund Class R6	343,802	320,557	(264,053)	0	17,733,311
Wells Fargo Small Cap Value Fund Class R6 †	440,129	(176,390)	(638,392)	0	7,816,697

					51,068,531	7.87

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	2,159,003	0	0	20,506	2,159,003	0.33

Affiliated securities no longer held at end of period		780,361	257,663	71,530

		$1,330,076	$(2,086,528)	$311,965	$91,216,685	14.05%

For the six months ended November 30, 2018, investment activity in affiliates of the Fund was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	1,584,935	51,122	200,169	1,435,888
Wells Fargo Short-Term High Yield Bond Fund Institutional Class *	645,811	13,919	659,730	0
Wells Fargo Strategic Income Fund Institutional Class	0	3,645,437	29,836	3,615,601

Stock Funds
Wells Fargo Disciplined U.S. Core Fund Class R6 *	2,010,249	0	2,010,249	0
Wells Fargo Emerging Markets Equity Fund Class R6	333,632	17,272	12,161	338,743
Wells Fargo Endeavor Select Fund Institutional Class	1,978,166	70,349	303,690	1,744,825
Wells Fargo Large Cap Growth Fund Class R6	385,409	10,128	51,735	343,802
Wells Fargo Small Cap Value Fund Class R6 †	450,814	8,132	18,817	440,129

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	790,414	23,415,866	22,047,277	2,159,003

†	Non-income-earning security

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo WealthBuilder Funds	41

WEALTHBUILDER GROWTH BALANCED FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	4.16%	4.64%	$(270,541)	$(144,471)	$450,850	$0	$8,962	$33,652,948
Wells Fargo Core Bond Portfolio	1.45	1.29	(1,224,941)	(104,069)	1,254,097	0	13,098	71,746,088
Wells Fargo Disciplined Large Cap Portfolio	0.00	28.13	(661,839)	(2,087,038)	0	1,401,799	13,020	110,521,980
Wells Fargo Emerging Growth Portfolio	1.78	1.55	1,295,583	(1,175,441)	0	14,908	9,536	13,686,679
Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.20	7.86	(1,281,664)	(781,719)	0	357,641	7,033	21,424,411
Wells Fargo Factor Enhanced International Portfolio	5.64	6.26	(526,568)	(3,845,068)	13,625	647,792	17,630	52,204,770
Wells Fargo Factor Enhanced Large Cap Portfolio	5.57	6.18	5,205,961	(1,160,654)	2,246	1,147,857	21,798	88,174,426
Wells Fargo Factor Enhanced Small Cap Portfolio	4.60	5.18	1,329,531	(1,898,690)	618	159,399	6,023	17,606,224
Wells Fargo High Yield Corporate Bond Portfolio	12.94	13.91	(226,121)	(179,011)	413,247	0	1,361	13,488,643
Wells Fargo Real Return Portfolio	10.68	6.64	(127,424)	(295,365)	188,203	28,972	2,176	13,525,880
Wells Fargo U.S. REIT Portfolio	11.74	12.64	148,949	176,462	0	150,214	182	6,534,242

			$3,660,926	$(11,495,064)	$2,322,886	$3,908,582	$100,819	$442,566,291	68.18%

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo WealthBuilder Funds	Portfolio of investments—November 30, 2018 (unaudited)

WEALTHBUILDER MODERATE BALANCED FUND

Security name	Shares	Value

Exchange-Traded Funds: 10.57%
Consumer Staples Select Sector SPDR Fund	17,026	$957,883
Vanguard Intermediate-Term Corporate Bond ETF	316,932	26,023,287
Vanguard Short-Term Bond ETF	300,435	23,457,965

Total Exchange-Traded Funds (Cost $52,435,124)		50,439,135

Investment Companies: 89.33%

Affiliated Master Portfolios: 64.55%
Wells Fargo Bloomberg Barclays U.S. Aggregate ex-Corporate Portfolio		39,159,228
Wells Fargo Core Bond Portfolio		83,436,525
Wells Fargo Disciplined Large Cap Portfolio		54,304,787
Wells Fargo Emerging Growth Portfolio		6,653,614
Wells Fargo Factor Enhanced Emerging Markets Portfolio		10,515,525
Wells Fargo Factor Enhanced International Portfolio		25,728,346
Wells Fargo Factor Enhanced Large Cap Portfolio		43,271,704
Wells Fargo Factor Enhanced Small Cap Portfolio		8,657,422
Wells Fargo High Yield Corporate Bond Portfolio		15,626,380
Wells Fargo Real Return Portfolio		15,725,405
Wells Fargo U.S. REIT Portfolio		4,836,322

		307,915,258

Alternative Investment Funds: 2.93%
AQR Managed Futures Strategy Fund Class R6 †	549,460	4,626,452
PIMCO CommodityRealReturn Strategy Fund Institutional Class	765,652	4,624,539
The Arbitrage Fund Class I	356,131	4,736,541

		13,987,532

Bond Funds: 12.05%
Federated Institutional High Yield Bond Fund Class R6	694,286	6,561,007
Oppenheimer International Bond Fund Class I	1,232,300	6,580,481
Wells Fargo High Yield Bond Fund Institutional Class (l)	1,670,502	5,245,377
Wells Fargo Strategic Income Fund Institutional Class (l)	4,221,844	39,094,275

		57,481,140

Stock Funds: 9.80%
Calamos Market Neutral Income Fund Class I	354,830	4,754,720
DFA International Small Cap Value Portfolio Institutional Class	195,828	3,697,229
Dodge & Cox International Stock Fund	234,068	9,533,605
T. Rowe Price International Discovery Fund Institutional Class	59,765	3,728,129
Wells Fargo Emerging Markets Equity Fund Class R6 (l)	166,431	3,827,906
Wells Fargo Endeavor Select Fund Institutional Class (l)	855,860	8,695,538
Wells Fargo Large Cap Growth Fund Class R6 (l)	167,591	8,644,357
Wells Fargo Small Cap Value Fund Class R6 †(l)	216,549	3,845,912

		46,727,396

Total Investment Companies (Cost $438,214,114)		426,111,326

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo WealthBuilder Funds	43

WEALTHBUILDER MODERATE BALANCED FUND

Security name	Yield		Shares	Value

Short-Term Investments: 0.42%

Investment Companies: 0.23%
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.13%		1,108,643	$1,108,643

		Maturity date	Principal
U.S. Treasury Securities: 0.19%
U.S. Treasury Bill #(z)	1.06	12-6-2018	$910,000	909,840

Total Short-Term Investments (Cost $2,018,482)				2,018,483

Total investments in securities (Cost $492,667,720)	100.32%	478,568,944
Other assets and liabilities, net	(0.32)	(1,529,512)

Total net assets	100.00%	$477,039,432

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	133	12-21-2018	$18,688,408	$18,342,695	$0	$(345,713)
Short
E-Mini Russell 2000 Index	(22)	12-21-2018	(1,692,531)	(1,688,060)	4,471	0
MSCI EAFE	(35)	12-21-2018	(3,180,487)	(3,178,525)	1,962	0
MSCI Emerging Markets Index	(16)	12-21-2018	(780,381)	(799,680)	0	(19,299)
S&P 500 E-Mini Index	(38)	12-21-2018	(5,234,194)	(5,240,770)	0	(6,576)

					$6,433	$(371,588)

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo WealthBuilder Funds	Portfolio of investments—November 30, 2018 (unaudited)

WEALTHBUILDER MODERATE BALANCED FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	1,670,502	$(47,669)	$(156,134)	$139,804	$5,245,377
Wells Fargo Strategic Income Fund Institutional Class	4,221,844	(3,167)	(252,544)	118,359	39,094,275

					44,339,652	9.29%

Stock Funds
Wells Fargo Emerging Markets Equity Fund Class R6	166,431	12,935	(495,364)	0	3,827,906
Wells Fargo Endeavor Select Fund Institutional Class	855,860	346,508	(188,957)	0	8,695,538
Wells Fargo Large Cap Growth Fund Class R6	167,591	188,907	(140,840)	0	8,644,357
Wells Fargo Small Cap Value Fund Class R6 †	216,549	(157,362)	(245,074)	0	3,845,912

					25,013,713	5.24

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	1,108,643	0	0	8,253	1,108,643	0.23

Affiliated securities no longer held at end of period		359,961	165,221	84,699

		$700,113	$(1,313,692)	$351,115	$70,462,008	14.76%

For the six months ended November 30, 2018, investment activity in affiliates of the Fund was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	1,911,953	45,797	287,248	1,670,502
Wells Fargo Strategic Income Fund Institutional Class	0	4,346,423	124,579	4,221,844
Wells Fargo Short-Term High Yield Bond Fund Insitutional Class *	780,008	9,566	789,574	0

Stock Funds
Wells Fargo Disciplined U.S. Core Fund Class R6 *	1,021,404	0	1,021,404	0
Wells Fargo Emerging Markets Equity Fund Class R6	170,189	4,429	8,187	166,431
Wells Fargo Endeavor Select Fund Institutional Class	1,008,976	22,061	175,177	855,860
Wells Fargo Large Cap Growth Fund Class R6	196,506	4,145	33,060	167,591
Wells Fargo Small Cap Value Fund Class R6 †	228,776	5,264	17,491	216,549

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	0	17,379,761	16,271,118	1,108,643

†	Non-income-earning security

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo WealthBuilder Funds	45

WEALTHBUILDER MODERATE BALANCED FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	5.00%	5.39%	$(317,373)	$(99,270)	$532,826	$0	$10,615	$39,159,228
Wells Fargo Core Bond Portfolio	1.75	1.50	(1,442,329)	36,374	1,494,784	0	15,477	83,436,525
Wells Fargo Disciplined Large Cap Portfolio	0.00	13.82	(325,750)	(858,972)	0	698,355	6,574	54,304,787
Wells Fargo Emerging Growth Portfolio	0.90	0.76	645,393	(565,769)	0	7,316	4,718	6,653,614
Wells Fargo Factor Enhanced Emerging Markets Portfolio	3.67	3.86	(714,873)	(400,737)	417	181,388	3,556	10,515,525
Wells Fargo Factor Enhanced International Portfolio	2.85	3.09	(298,601)	(2,357,258)	523	322,850	8,660	25,728,346
Wells Fargo Factor Enhanced Large Cap Portfolio	2.83	3.03	2,565,356	(480,603)	1,121	570,469	10,824	43,271,704
Wells Fargo Factor Enhanced Small Cap Portfolio	2.34	2.55	662,839	(926,638)	309	79,456	2,998	8,657,422
Wells Fargo High Yield Corporate Bond Portfolio	15.60	16.12	(265,168)	(173,494)	487,594	0	1,605	15,626,380
Wells Fargo Real Return Portfolio	12.84	7.72	(142,646)	(319,844)	223,556	34,185	2,586	15,725,405
Wells Fargo U.S. REIT Portfolio	9.01	9.36	111,429	147,374	0	112,676	136	4,836,322

			$478,277	$(5,998,837)	$2,741,130	$2,006,695	$67,749	$307,915,258	64.55%

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo WealthBuilder Funds	Statements of assets and liabilities—November 30, 2018 (unaudited)

	WealthBuilder Conservative Allocation Fund	WealthBuilder Equity Fund

Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$166,428,662	$346,182,237
Investments in unaffiliated Underlying Funds and securities, at value (see cost below)	65,615,842	43,189,573
Investments in affiliated Underlying Funds, at value (see cost below)	42,939,333	60,192,709
Cash	68,340	404,574
Receivable for investments sold	1,031,672	1,077,440
Receivable for Fund shares sold	65,691	94,166
Receivable for dividends	70,387	0
Receivable for daily variation margin on open futures contracts	45,085	0
Prepaid expenses and other assets	63,665	57,477

Total assets	276,328,677	451,198,176

Liabilities
Payable for investments purchased	1,018,037	0
Payable for Fund shares redeemed	641,565	741,749
Distribution fee payable	172,831	268,112
Shareholder servicing fees payable	60,402	97,731
Management fee payable	51,477	93,473
Administration fees payable	50,753	82,194
Trustees’ fees and expenses payable	1,294	1,036
Payable for daily variation margin on open futures contracts	0	66,573
Accrued expenses and other liabilities	27,727	46,753

Total liabilities	2,024,086	1,397,621

Total net assets	$274,304,591	$449,800,555

NET ASSETS CONSIST OF
Paid-in capital	$271,649,268	$364,805,171
Total distributable earnings	2,655,323	84,995,384

Total net assets	$274,304,591	$449,800,555

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$12,702,657	$39,501,744
Shares outstanding – Class A1	1,284,875	1,969,276
Net asset value per share – Class A	$9.89	$20.06
Maximum offering price per share – Class A2	$10.49	$21.28
Net assets – Class C	$261,491,862	$409,411,089
Shares outstanding – Class C1	26,446,308	20,710,487
Net asset value per share – Class C	$9.89	$19.77
Net assets – Institutional Class	$110,072	$887,722
Shares outstanding – Institutional Class[1]	11,145	44,189
Net asset value per share – Institutional Class	$9.88	$20.09

Investments in affiliated Master Portfolios, at cost	$173,343,866	$360,503,532

Investments in unaffiliated Underlying Funds and securities, at cost	$67,586,381	$38,743,166

Investments in affiliated Underlying Funds, at cost	$42,812,502	$58,275,743

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—November 30, 2018 (unaudited)	Wells Fargo WealthBuilder Funds	47

WealthBuilder Growth Allocation Fund	WealthBuilder Growth Balanced Fund	WealthBuilder Moderate Balanced Fund

$226,852,656	$442,566,291	$307,915,258
48,278,305	116,921,789	100,191,678
41,702,662	91,216,685	70,462,008
121,984	403,810	134,532
601,650	89,317	37,544
148,268	148,403	115,832
15,991	77,331	89,627
25,046	71,314	66,230
101,731	17,720	103,346

317,848,293	651,512,660	479,116,055

15,442	75,722	87,954
383,842	1,433,882	1,360,552
195,414	403,440	299,543
69,403	143,349	105,839
62,650	141,149	102,752
58,320	120,459	88,993
1,290	1,291	1,153
0	0	0
30,064	70,431	29,837

816,425	2,389,723	2,076,623

$317,031,868	$649,122,937	$477,039,432

$266,983,415	$576,026,196	$451,954,419
50,048,453	73,096,741	25,085,013

$317,031,868	$649,122,937	$477,039,432

$19,801,649	$41,434,718	$27,803,846
1,448,343	3,158,991	2,592,267
$13.67	$13.12	$10.73
$14.50	$13.92	$11.38
$296,920,899	$607,158,171	$448,342,121
21,578,501	45,995,213	41,058,634
$13.76	$13.20	$10.92
$309,320	$530,048	$893,465
22,645	40,397	83,158
$13.66	$13.12	$10.74

$236,251,861	$462,318,988	$321,380,806

$46,749,232	$116,264,543	$101,400,449

$40,945,239	$90,128,481	$69,886,465

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo WealthBuilder Funds	Statements of operations—six months ended November 30, 2018 (unaudited)

	WealthBuilder Conservative Allocation Fund	WealthBuilder Equity Fund

Investment income
Interest allocated from affiliated Master Portfolios*	$2,122,435	$4,145
Dividends from unaffiliated Underlying Funds	1,448,304	43,359
Dividends allocated from affiliated Master Portfolios**	615,085	4,244,812
Dividends from affiliated Underlying Funds	272,478	21,026
Interest	8,015	12,976
Affiliated income allocated from affiliated Master Portfolios	34,030	84,951
Expenses allocated from affiliated Master Portfolios	(257,650)	(509,356)
Waivers allocated from affiliated Master Portfolios	8,581	30,312

Total investment income	4,251,278	3,932,225

Expenses
Management fee	379,381	609,795
Administration fees
Class A	8,470	19,139
Class C	310,160	492,727
Institutional Class	32 [1]	224 [1]
Shareholder servicing fees
Class A	10,083	22,785
Class C	369,238	586,580
Distribution fee
Class C	1,107,713	1,759,739
Custody and accounting fees	35,317	30,033
Professional fees	12,713	7,279
Registration fees	28,000	26,636
Shareholder report expenses	15,483	12,526
Trustees’ fees and expenses	10,038	12,968
Other fees and expenses	6,113	6,862

Total expenses	2,292,741	3,587,293
Less: Fee waivers and/or expense reimbursements	(46,965)	(18,737)

Net expenses	2,245,776	3,568,556

Net investment income	2,005,502	363,669

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(857,143)	5,810,470
Unaffiliated Underlying Funds	(437,782)	7,070,133
Affiliated Underlying Funds	174,061	1,569,713
Futures contracts	130,545	(1,963,937)

Net realized gain (losses) on investments	(990,319)	12,486,379

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(1,978,578)	(12,925,515)
Unaffiliated Underlying Funds	(1,726,965)	(9,151,804)
Affiliated Underlying Funds	(556,990)	(2,115,721)
Futures contracts	374,620	(823,984)

Net change in unrealized gains (losses) on investments	(3,887,913)	(25,017,024)

Net realized and unrealized gains (losses) on investments	(4,878,232)	(12,530,645)

Net decrease in net assets resulting from operations	$(2,872,730)	$(12,166,976)

* Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$189	$0
** Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$18,486	$137,359

[1]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

Statements of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo WealthBuilder Funds	49

WealthBuilder Growth Allocation Fund	WealthBuilder Growth Balanced Fund	WealthBuilder Moderate Balanced Fund

$463,749	$2,322,886	$2,741,130
425,408	1,791,384	1,959,663
2,495,368	3,908,582	2,006,695
67,591	311,965	351,115
29,354	19,559	11,290
53,818	100,819	67,749
(326,927)	(651,180)	(471,663)
18,448	32,033	19,584

3,226,809	7,836,048	6,685,563

433,568	893,477	669,356

9,624	19,405	13,506
354,503	731,007	548,542
44 [1]	67 [1]	131 [1]

11,457	23,102	16,078
422,028	870,246	653,027

1,266,083	2,610,739	1,959,080
29,594	41,451	33,148
12,458	12,459	12,713
24,516	34,538	25,980
21,606	38,759	25,778
10,543	10,544	10,451
4,804	8,165	8,811

2,600,828	5,293,959	3,976,601
(34,151)	(3,942)	(9,785)

2,566,677	5,290,017	3,966,816

660,132	2,546,031	2,718,747

3,041,682	3,660,926	478,277
3,771,786	4,986,661	1,483,308
919,849	1,330,076	700,113
(110,406)	724,693	302,212

7,622,911	10,702,356	2,963,910

(7,370,848)	(11,495,064)	(5,998,837)
(5,635,774)	(9,348,230)	(4,955,735)
(1,270,638)	(2,086,528)	(1,313,692)
417,221	119,295	581,396

(13,860,039)	(22,810,527)	(11,686,868)

(6,237,128)	(12,108,171)	(8,722,958)

$(5,576,996)	$(9,562,140)	$(6,004,211)

$0	$236	$0
$77,819	$124,945	$61,053

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo WealthBuilder Funds	Statements of changes in net assets

	WealthBuilder Conservative Allocation Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$2,005,502		$3,989,573
Net realized gains (losses) on investments		(990,319)		29,758,281
Net change in unrealized gains (losses) on investments		(3,887,913)		(27,795,953)

Net increase (decrease) in net assets resulting from operations		(2,872,730)		5,951,901

Distributions to shareholders from net investment income and net realized gains
Class A		(85,107)		(229,050)
Class C		(1,687,494)		(20,206,237)
Institutional Class		(845)[2]		N/A

Total distributions to shareholders		(1,773,446)		(20,435,287)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,072,955	10,852,805	441,853	4,609,365
Class C	445,951	4,441,598	1,397,260	14,441,414
Institutional Class	28,230 [2]	281,092 [2]	N/A	N/A

		15,575,495		19,050,779

Reinvestment of distributions
Class A	8,492	84,878	21,609	222,354
Class C	166,801	1,678,035	1,968,929	20,172,596
Institutional Class	58 [2]	573 [2]	N/A	N/A

		1,763,486		20,394,950

Payment for shares redeemed
Class A	(247,395)	(2,477,383)	(437,464)	(4,671,561)
Class C	(5,933,510)	(59,771,468)	(12,071,518)	(126,129,049)
Institutional Class	(17,143)[2]	(169,578)[2]	N/A	N/A

		(62,418,429)		(130,800,610)

Net decrease in net assets resulting from capital share transactions		(45,079,448)		(91,354,881)

Total decrease in net assets		(49,725,624)		(105,838,267)

Net assets
Beginning of period		324,030,215		429,868,482

End of period		$274,304,591		$324,030,215

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $722,443. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo WealthBuilder Funds	51

	WealthBuilder Equity Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income (loss)		$363,669		$(544,542)
Net realized gains on investments		12,486,379		158,196,375
Net change in unrealized gains (losses) on investments		(25,017,024)		(97,817,126)

Net increase (decrease) in net assets resulting from operations		(12,166,976)		59,834,707

Distributions to shareholders from net investment income and net realized gains
Class A		0		(502,275)
Class C		0		(79,982,709)

Total distributions to shareholders		0		(80,484,984)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,863,737	39,300,638	131,029	2,846,777
Class C	618,350	12,371,616	637,060	13,677,332
Institutional Class	64,195 [2]	1,318,908 [2]	N/A	N/A

		52,991,162		16,524,109

Reinvestment of distributions
Class A	0	0	24,274	497,866
Class C	0	0	3,925,023	79,874,225

		0		80,372,091

Payment for shares redeemed
Class A	(88,784)	(1,796,834)	(38,943)	(846,144)
Class C	(4,076,916)	(84,128,746)	(5,316,752)	(114,225,285)
Institutional Class	(20,006)[2]	(395,042)[2]	N/A	N/A

		(86,320,622)		(115,071,429)

Net decrease in net assets resulting from capital share transactions		(33,329,460)		(18,175,229)

Total decrease in net assets		(45,496,436)		(38,825,506)

Net assets
Beginning of period		495,296,991		534,122,497

End of period		$449,800,555		$495,296,991

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at May 31, 2018 was $(247,963). The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo WealthBuilder Funds	Statements of changes in net assets

	WealthBuilder Growth Allocation Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$660,132		$1,049,334
Net realized gains on investments		7,622,911		87,783,129
Net change in unrealized gains (losses) on investments		(13,860,039)		(52,289,593)

Net increase (decrease) in net assets resulting from operations		(5,576,996)		36,542,870

Distributions to shareholder from net investment income and net realized gains
Class A		0		(206,167)
Class C		0		(48,737,139)

Total distributions to shareholders		0		(48,943,306)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,372,273	19,486,764	131,674	1,942,532
Class C	377,194	5,339,998	1,149,221	16,940,690
Institutional Class	69,399 [2]	963,511 [2]	N/A	N/A

		25,790,273		18,883,222

Reinvestment of distributions
Class A	0	0	14,554	202,164
Class C	0	0	3,459,661	48,677,424

		0		48,879,588

Payment for shares redeemed
Class A	(68,688)	(937,912)	(25,928)	(381,384)
Class C	(4,062,492)	(57,787,817)	(6,339,305)	(102,141,480)
Institutional Class	(46,754)[2]	(649,340)[2]	N/A	N/A

		(59,375,069)		(102,522,864)

Net decrease in net assets resulting from capital share transactions		(33,584,796)		(34,760,054)

Total decrease in net assets		(39,161,792)		(47,160,490)

Net assets
Beginning of period		356,193,660		403,354,150

End of period		$317,031,868		$356,193,660

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $1,065,126. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo WealthBuilder Funds	53

	WealthBuilder Growth Balanced Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$2,546,031		$4,643,783
Net realized gains on investments		10,702,356		155,068,922
Net change in unrealized gains (losses) on investments		(22,810,527)		(104,030,093)

Net increase (decrease) in net assets resulting from operations		(9,562,140)		55,682,612

Distributions to shareholders from net investment income and net realized gains
Class A		0		(357,125)
Class C		0		(95,884,883)

Total distributions to shareholders		0		(96,242,008)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,126,729	42,325,811	169,082	2,407,771
Class C	711,021	9,600,805	1,968,361	27,821,771
Institutional Class	67,453 [2]	887,537 [2]	N/A	N/A

		52,814,153		30,229,542

Reinvestment of distributions
Class A	0	0	26,490	353,378
Class C	0	0	7,084,829	95,786,890

		0		96,140,268

Payment for shares redeemed
Class A	(196,182)	(2,593,687)	(69,946)	(999,776)
Class C	(9,328,499)	(126,239,237)	(15,518,833)	(218,962,882)
Institutional Class	(27,056)[2]	(358,854)[2]	N/A	N/A

		(129,191,778)		(219,962,658)

Net decrease in net assets resulting from capital share transactions		(76,377,625)		(93,592,848)

Total decrease in net assets		(85,939,765)		(134,152,244)

Net assets
Beginning of period		735,062,702		869,214,946

End of period		$649,122,937		$735,062,702

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $1,130,399. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo WealthBuilder Funds	Statements of changes in net assets

	WealthBuilder Moderate Balanced Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$2,718,747		$5,243,262
Net realized gains on investments		2,963,910		83,896,886
Net change in unrealized gains (losses) on investments		(11,686,868)		(61,583,718)

Net increase (decrease) in net assets resulting from operations		(6,004,211)		27,556,430

Distributions to shareholders from net investment income and net realized gains
Class A		(176,792)		(321,280)
Class C		(1,544,233)		(62,978,713)
Institutional Class		(282)[2]		N/A

Total distributions to shareholders		(1,721,307)		(63,300,993)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,502,603	27,667,064	265,285	3,112,449
Class C	561,239	6,219,830	1,532,312	17,999,411
Institutional Class	209,344 [2]	2,251,415 [2]	N/A	N/A

		36,138,309		21,111,860

Reinvestment of distributions
Class A	15,941	176,624	28,649	319,076
Class C	136,532	1,542,807	5,537,712	62,820,690
Institutional Class	10 [2]	108 [2]	N/A	N/A

		1,719,539		63,139,766

Payment for shares redeemed
Class A	(175,034)	(1,896,606)	(112,799)	(1,291,924)
Class C	(10,017,814)	(111,665,729)	(16,475,285)	(193,483,340)
Institutional Class	(126,196)[2]	(1,346,417)[2]	N/A	N/A

		(114,908,752)		(194,775,264)

Net decrease in net assets resulting from capital share transactions		(77,050,904)		(110,523,638)

Total decrease in net assets		(84,776,422)		(146,268,201)

Net assets
Beginning of period		561,815,854		708,084,055

End of period		$477,039,432		$561,815,854

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $1,433,310. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

56	Wells Fargo WealthBuilder Funds	Financial highlights

WealthBuilder Conservative Allocation Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$10.05	0.07		(0.14)	(0.09)	0.00	$9.89
Year ended May 31, 2018	$10.52	0.20		0.02	(0.19)	(0.50)	$10.05
Year ended May 31, 2017[4]	$10.34	0.04		0.18	(0.04)	0.00	$10.52
Class C6
Six months ended November 30, 2018 (unaudited)	$10.06	0.07		(0.18)	(0.06)	0.00	$9.89
Year ended May 31, 2018	$10.51	0.11		0.04	(0.10)	(0.50)	$10.06
Year ended May 31, 2017	$10.33	0.07		0.38	(0.10)	(0.17)	$10.51
Year ended May 31, 2016	$10.82	0.07		(0.20)	(0.08)	(0.28)	$10.33
Year ended May 31, 2015	$10.92	0.04		0.15	(0.05)	(0.24)	$10.82
Year ended May 31, 2014	$10.95	0.03		0.42	(0.05)	(0.43)	$10.92
Institutional Class
Period ended November 30, 2018 (unaudited)[7]	$10.15	0.08	[5]	(0.24)	(0.11)	0.00	$9.88

[1]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
		2018	2017	2016	2015	2014
Class A	0.16%	0.13%	0.11%[4]	N/A	N/A	N/A
Class C6	0.16%	0.13%	0.11%	0.11%	0.11%	0.09%
Institutional Class	0.15%[7]	N/A	N/A	N/A	N/A	N/A

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and included in the portfolio turnover calculation.

[4]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[5]	Calculated based upon average shares outstanding

[6]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[7]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo WealthBuilder Funds	57

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.98%	0.78%	0.75%	(0.67)%	97%	$12,703
1.81%	0.77%	0.75%	2.05%	192%	$4,532
1.34%	0.76%	0.75%	2.14%	175%	$4,468

1.30%	1.53%	1.50%	(1.11)%	97%	$261,492
1.05%	1.52%	1.50%	1.37%	192%	$319,498
0.72%	1.50%	1.50%	4.42%	175%	$425,400
0.68%	1.51%	1.50%	(1.11)%	198%	$523,832
0.34%	1.55%	1.50%	1.75%	169%	$545,059
0.32%	1.55%	1.50%	4.19%	139%	$580,937

2.23%	0.46%	0.42%	(1.59)%	97%	$110

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo WealthBuilder Funds	Financial highlights

WealthBuilder Equity Fund	Beginning net asset value per share	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$20.55	0.06	(0.55)	0.00	$20.06
Year ended May 31, 2018	$21.41	0.10	2.59	(3.55)	$20.55
Year ended May 31, 2017[4]	$20.15	(0.02)[5]	1.28	0.00	$21.41
Class C6
Six months ended November 30, 2018 (unaudited)	$20.33	0.01	(0.57)	0.00	$19.77
Year ended May 31, 2018	$21.36	(0.02)[5]	2.54	(3.55)	$20.33
Year ended May 31, 2017	$18.25	(0.07)	3.19	(0.01)	$21.36
Year ended May 31, 2016	$19.44	(0.08)	(1.11)	0.00	$18.25
Year ended May 31, 2015	$18.07	(0.08)	1.45	0.00	$19.44
Year ended May 31, 2014	$15.61	(0.08)	2.54	0.00	$18.07
Institutional Class
Period ended November 30, 2018 (unaudited)[7]	$21.08	0.08 [5]	(1.07)	0.00	$20.09

[1]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
		2018	2017	2016	2015	2014
Class A	0.19%	0.12%	0.12%[4]	N/A	N/A	N/A
Class C6	0.19%	0.12%	0.12%	0.12%	0.12%	0.13%
Institutional Class	0.19%[7]	N/A	N/A	N/A	N/A	N/A

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and included in the portfolio turnover calculation.

[4]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[5]	Calculated based upon average shares outstanding

[6]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[7]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo WealthBuilder Funds	59

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

0.74%	0.76%	0.75%	(2.38)%	52%	$39,502
0.75%	0.75%	0.75%	12.61%	63%	$3,993
(0.30)%	0.75%	0.75%	6.25%	30%	$1,669

0.13%	1.51%	1.50%	(2.75)%	52%	$409,411
(0.10)%	1.50%	1.50%	11.80%	63%	$491,304
(0.37)%	1.50%	1.50%	17.07%	30%	$532,454
(0.46)%	1.51%	1.50%	(6.12)%	27%	$423,109
(0.44)%	1.55%	1.50%	7.58%	27%	$452,296
(0.45)%	1.56%	1.50%	15.76%	23%	$421,949

1.15%	0.43%	0.42%	(4.70)%	52%	$888

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo WealthBuilder Funds	Financial highlights

WealthBuilder Growth Allocation Fund	Beginning net asset value per share	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$13.88	0.07	[4]	(0.28)	0.00	0.00	$13.67
Year ended May 31, 2018	$14.60	0.12		1.39	(0.30)	(1.93)	$13.88
Year ended May 31, 2017[5]	$13.92	0.01	[4]	0.67	0.00	0.00	$14.60
Class C6
Six months ended November 30, 2018 (unaudited)	$14.02	0.03	[4]	(0.29)	0.00	0.00	$13.76
Year ended May 31, 2018	$14.58	0.04		1.34	(0.01)	(1.93)	$14.02
Year ended May 31, 2017	$13.39	(0.01)[4]		1.84	0.00	(0.64)	$14.58
Year ended May 31, 2016	$14.92	(0.01)		(0.71)	(0.04)	(0.77)	$13.39
Year ended May 31, 2015	$14.78	(0.02)		0.89	(0.12)	(0.61)	$14.92
Year ended May 31, 2014	$13.08	(0.03)		1.89	(0.00)[7]	(0.16)	$14.78
Institutional Class
Period ended November 30, 2018 (unaudited)[8]	$14.20	0.06	[5]	(0.60)	0.00	0.00	$13.66

[1]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
		2018	2017	2016	2015	2014
Class A	0.18%	0.12%	0.11%[4]	N/A	N/A	N/A
Class C6	0.18%	0.12%	0.11%	0.11%	0.11%	0.12%
Institutional Class	0.17%[8]	N/A	N/A	N/A	N/A	N/A

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and included in the portfolio turnover calculation.

[4]	Calculated based upon average shares outstanding

[5]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[6]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[7]	Amount is less than $0.005.

[8]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo WealthBuilder Funds	61

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

0.94%	0.76%	0.75%	(1.51)%	60%	$19,802
1.07%	0.76%	0.75%	10.33%	93%	$2,009
0.16%	0.76%	0.75%	4.89%	58%	$357

0.37%	1.51%	1.50%	(1.85)%	60%	$296,921
0.26%	1.51%	1.50%	9.45%	93%	$354,185
(0.06)%	1.51%	1.50%	14.05%	58%	$402,997
(0.06)%	1.51%	1.50%	(4.79)%	59%	$429,628
(0.20)%	1.55%	1.50%	6.14%	53%	$451,139
(0.19)%	1.57%	1.50%	14.28%	60%	$402,238

1.29%	0.43%	0.42%	(3.80)%	60%	$309

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo WealthBuilder Funds	Financial highlights

WealthBuilder Growth Balanced Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$13.27	0.09	[5]	(0.24)	0.00	0.00	$13.12
Year ended May 31, 2018	$14.24	0.19	[5]	0.89	(0.42)	(1.63)	$13.27
Year ended May 31, 2017[4]	$13.68	0.01		0.55	0.00	0.00	$14.24
Class C6
Six months ended November 30, 2018 (unaudited)	$13.40	0.06		(0.26)	0.00	0.00	$13.20
Year ended May 31, 2018	$14.21	0.09		0.87	(0.14)	(1.63)	$13.40
Year ended May 31, 2017	$13.29	0.05		1.40	0.00	(0.53)	$14.21
Year ended May 31, 2016	$14.52	0.03		(0.53)	(0.06)	(0.67)	$13.29
Year ended May 31, 2015	$14.42	0.01		0.67	(0.10)	(0.48)	$14.52
Year ended May 31, 2014	$12.90	0.01		1.55	(0.04)	0.00	$14.42
Institutional Class
Period ended November 30, 2018 (unaudited)[7]	$13.52	0.08	[5]	(0.48)	0.00	0.00	$13.12

[1]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
		2018	2017	2016	2015	2014
Class A	0.18%	0.12%	0.11%[4]	N/A	N/A	N/A
Class C6	0.17%	0.12%	0.11%	0.11%	0.11%	0.12%
Institutional Class	0.17%[7]	N/A	N/A	N/A	N/A	N/A

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and included in the portfolio turnover calculation.

[4]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[5]	Calculated based upon average shares outstanding

[6]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[7]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo WealthBuilder Funds	63

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.27%	0.75%	0.75%	(1.13)%	72%	$41,435
1.33%	0.75%	0.75%	7.51%	129%	$3,031
0.54%	0.74%	0.74%	4.09%	102%	$1,464

0.68%	1.50%	1.50%	(1.49)%	72%	$607,158
0.56%	1.50%	1.50%	6.65%	129%	$732,031
0.30%	1.49%	1.49%	11.14%	102%	$867,751
0.26%	1.49%	1.49%	(3.39)%	100%	$966,932
0.06%	1.54%	1.50%	4.89%	89%	$1,018,411
0.04%	1.54%	1.50%	12.07%	94%	$936,593

1.72%	0.43%	0.42%	(2.96)%	72%	$530

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo WealthBuilder Funds	Financial highlights

WealthBuilder Moderate Balanced Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$10.90	0.09	[4]	(0.18)	(0.08)	0.00	$10.73
Year ended May 31, 2018	$11.83	0.18	[4]	0.40	(0.50)	(1.01)	$10.90
Year ended May 31, 2017[5]	$11.56	0.07		0.28	(0.08)	0.00	$11.83
Class C6
Six months ended November 30, 2018 (unaudited)	$11.10	0.06	[4]	(0.20)	(0.04)	0.00	$10.92
Year ended May 31, 2018	$11.83	0.09		0.41	(0.22)	(1.01)	$11.10
Year ended May 31, 2017	$11.40	0.06		0.80	(0.08)	(0.35)	$11.83
Year ended May 31, 2016	$12.19	0.05		(0.30)	(0.07)	(0.47)	$11.40
Year ended May 31, 2015	$12.21	0.03		0.39	(0.07)	(0.37)	$12.19
Year ended May 31, 2014	$12.03	0.02		0.91	(0.04)	(0.71)	$12.21
Institutional Class
Period ended November 30, 2018 (unaudited)[7]	$11.06	0.10		(0.34)	(0.08)	0.00	$10.74

[1]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Six months ended November 30, 2018 (unaudited)	Year ended May 31
		2018	2017	2016	2015	2014
Class A	0.17%	0.13%	0.11%[5]	N/A	N/A	N/A
Class C6	0.17%	0.13%	0.11%	0.11%	0.11%	0.10%
Institutional Class	0.17%[8]	N/A	N/A	N/A	N/A	N/A

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and included in the portfolio turnover calculation.

[4]	Calculated based upon average shares outstanding

[5]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[6]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[7]	For the period from July 31, 2018 (commencement of class operations) to November 30, 2018

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo WealthBuilder Funds	65

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.62%	0.76%	0.75%	(0.88)%	85%	$27,804
1.58%	0.75%	0.75%	4.87%	161%	$2,712
1.03%	0.74%	0.74%	3.06%	136%	$800

1.00%	1.50%	1.50%	(1.32)%	85%	$448,342
0.81%	1.50%	1.50%	4.11%	161%	$559,104
0.52%	1.49%	1.49%	7.75%	136%	$707,284
0.48%	1.49%	1.49%	(2.02)%	150%	$833,218
0.21%	1.55%	1.50%	3.44%	129%	$893,175
0.17%	1.54%	1.50%	7.94%	110%	$867,327

1.95%	0.43%	0.42%	(2.22)%	85%	$893

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo WealthBuilder Funds	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo WealthBuilder Conservative Allocation Fund (“WealthBuilder Conservative Allocation Fund”), Wells Fargo WealthBuilder Equity Fund (“WealthBuilder Equity Fund”), Wells Fargo WealthBuilder Growth Allocation Fund (“WealthBuilder Growth Allocation Fund” ), Wells Fargo WealthBuilder Growth Balanced Fund (“WealthBuilder Growth Balanced Fund” ) and Wells Fargo Moderate Balanced Fund (“WealthBuilder Moderate Balanced Fund” ) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Fund is a fund-of-funds that may invest in various affiliated mutual funds, unaffiliated mutual funds and exchange-traded funds (collectively, the “Underlying Funds”) to pursue its investment objective. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated mutual funds may also include investments in one or more separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and each Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements for the Underlying Funds are presented in separate financial statements and may be obtained by contacting Investor Services for the affiliated mutual funds or by contacting the servicing agent of the unaffiliated mutual funds. The financial statements of the affiliated Master Portfolios are available by visiting the SEC website at sec.gov and are filed with the SEC under Wells Fargo Master Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Investments in underlying mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading. Investments in affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Funds’ Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Notes to financial statements (unaudited)	Wells Fargo WealthBuilder Funds	67

Futures contracts

Each Fund is subject to interest rate risk, equity price risk and foreign currency risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, and foreign exchange rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statements of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statements of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Fund records on a daily basis its proportionate share of each affiliated Master Portfolio’s interest and dividend income, in addition to expenses and realized and unrealized gains and losses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date for each Fund as follows:

	Net investment income	Capital gains
WealthBuilder Conservative Allocation Fund	Monthly	Annually
WealthBuilder Equity Fund	Annually	Annually
WealthBuilder Growth Allocation Fund	Annually	Annually
WealthBuilder Growth Balanced Fund	Annually	Annually
WealthBuilder Moderate Balanced Fund	Quarterly	Annually

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

68	Wells Fargo WealthBuilder Funds	Notes to financial statements (unaudited)

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:

	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains (losses)
WealthBuilder Conservative Allocation Fund	$287,345,690	$4,213,781	$(16,760,138)	$(12,546,357)
WealthBuilder Equity Fund	440,417,315	14,693,089	(6,264,202)	8,428,887
WealthBuilder Growth Allocation Fund	314,018,975	7,248,405	(4,601,582)	2,646,823
WealthBuilder Growth Balanced Fund	664,384,573	24,630,696	(39,405,153)	(14,774,457)
WealthBuilder Moderate Balanced Fund	484,063,013	6,599,582	(12,458,806)	(5,859,224)

At May 31, 2018, current year deferred post-October capital losses and late-year ordinary losses, which was recognized on the first day of the current fiscal year were as follows:

	Deferred post-October capital losses	Late-year ordinary losses deferred
	Short-term
WealthBuilder Conservative Allocation Fund	$(874,271)	$0
WealthBuilder Equity Fund	0	(2,041,773)
WealthBuilder Growth Allocation Fund	0	(85,123)
WealthBuilder Growth Balanced Fund	(723,291)	(1,032,613)
WealthBuilder Moderate Balanced Fund	(706,388)	0

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo WealthBuilder Funds	69

The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of November 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
WealthBuilder Conservative Allocation Fund
Assets
Investments in:

Exchange-traded funds	$39,147,868	$0	$0	$39,147,868

Investment companies	67,944,197	0	0	67,944,197

Short-term investments
Investment companies	949,201	0	0	949,201
U.S. Treasury securities	513,909	0	0	513,909
Investments measured at net asset value*				166,428,662
	108,555,175	0	0	274,983,837
Futures contracts	14,914	0	0	14,914
Total assets	$108,570,089	$0	$0	$274,998,751
Liabilities
Futures contracts	$199,418	$0	$0	$199,418
Total liabilities	$199,418	$0	$0	$199,418

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $166,428,662. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
WealthBuilder Equity Fund
Assets
Investments in:

Exchange-traded funds	$2,222,214	$0	$0	$2,222,214

Investment companies	97,911,120	0	0	97,911,120

Short-term investments
Investment companies	1,935,807	0	0	1,935,807
U.S. Treasury securities	1,313,141	0	0	1,313,141
Investments measured at net asset value*				346,182,237
Total assets	$103,382,282	$0	$0	$449,564,519
Liabilities
Futures contracts	$718,317	$0	$0	$718,317
Total liabilities	$718,317	$0	$0	$718,317

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $346,182,237. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

70	Wells Fargo WealthBuilder Funds	Notes to financial statements (unaudited)

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
WealthBuilder Growth Allocation Fund
Assets
Investments in:

Exchange-traded funds	$10,073,239	$0	$0	$10,073,239

Investment companies	77,802,028	0	0	77,802,028

Short-term investments
Investment companies	773,275	0	0	773,275
U.S. Treasury securities	1,332,425	0	0	1,332,425
Investments measured at net asset value*				226,852,656
	89,980,967	0	0	316,833,623
Futures contracts	92,503	0	0	92,503
Total assets	$90,073,470	$0	$0	$316,926,126
Liabilities
Futures contracts	$260,328	$0	$0	$260,328
Total liabilities	$260,328	$0	$0	$260,328

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $226,852,656. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
WealthBuilder Growth Balanced Fund
Assets
Investments in:

Exchange-traded funds	$44,477,808	$0	$0	$44,477,808

Investment companies	160,271,880	0	0	160,271,880

Short-term investments
Investment companies	2,159,003	0	0	2,159,003
U.S. Treasury securities	1,229,783	0	0	1,229,783
Investments measured at net asset value*				442,566,291
Total assets	$208,138,474	$0	$0	$650,704,765
Liabilities
Futures contracts	$1,094,649	$0	$0	$1,094,649
Total liabilities	$1,094,649	$0	$0	$1,094,649

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $442,566,291. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements (unaudited)	Wells Fargo WealthBuilder Funds	71

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
WealthBuilder Moderate Balanced Fund
Assets
Investments in:

Exchange-traded funds	$50,439,135	$0	$0	$50,439,135

Investment companies	118,196,068	0	0	118,196,068

Short-term investments
Investment companies	1,108,643	0	0	1,108,643
U.S. Treasury securities	909,840	0	0	909,840
Investments measured at net asset value*				307,915,258
	170,653,686			478,568,944
Futures contracts	6,433	0	0	6,433
Total assets	$170,660,119	$0	$0	$478,575,377
Liabilities
Futures contracts	$371,588	$0	$0	$371,588
Total liabilities	$371,588	$0	$0	$371,588

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $307,915,258. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following each Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statements of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At November 30, 2018, the Funds did not have any transfers into/out of Level 3.

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg Barclays US ex- Corporate Index, before fees and expenses
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Wells Fargo Disciplined Large Cap Portfolio	Seeks long-term capital appreciation
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Factor Enhanced Emerging Markets Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Emerging Markets Index, before fees and expenses
Wells Fargo Factor Enhanced International Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced International Index, before fees and expenses
Wells Fargo Factor Enhanced Large Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Large Cap Index, before fees and expenses
Wells Fargo Factor Enhanced Small Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Small Cap Index, before fees and expenses
Wells Fargo High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Wells Fargo U.S. REIT Portfolio	Seeks returns that exceed the rate of inflation over the long-term

72	Wells Fargo WealthBuilder Funds	Notes to financial statements (unaudited)

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser and providing fund-level administrative services in connection with each Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.25% and declining to 0.18% as the average daily net assets of each Fund increase. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.25% of each Fund’s average daily net assets.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to each Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is paid an annual subadvisory fee of 0.15% of each Fund’s average daily net assets.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for each Fund. When each class of a Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 0.75% for Class A shares, 1.50% for Class C shares and 0.42% for Institutional Class shares. Acquired fund fees and expenses (including net expenses from affiliated Master Portfolios) are excluded from the expense caps. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2018, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges Class A	Contingent deferred sales charges Class C
WealthBuilder Conservative Allocation Fund	$774	$94
WealthBuilder Equity Fund	2,077	791
WealthBuilder Growth Allocation Fund	1,609	437
WealthBuilder Growth Balanced Fund	3,888	462
WealthBuilder Moderate Balanced Fund	911	4,369

No contingent deferred sales charges were incurred by Class A shares for the six months ended November 30, 2018.

Notes to financial statements (unaudited)	Wells Fargo WealthBuilder Funds	73

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of each Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2018 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
WealthBuilder Conservative Allocation Fund	$187,555,031	$103,316,176	$194,046,079	$129,407,021
WealthBuilder Equity Fund	0	251,861,887	0	313,100,688
WealthBuilder Growth Allocation Fund	42,410,951	160,961,807	43,879,994	203,075,569
WealthBuilder Growth Balanced Fund	205,192,036	300,074,836	212,287,481	375,270,185
WealthBuilder Moderate Balanced Fund	238,632,775	208,267,313	246,891,072	262,039,503

*

The Funds seek to achieve their investment objectives by investing some of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales in Underlying Funds in which the Funds invest are actual aggregate purchases and sales of those investments.

6. DERIVATIVE TRANSACTIONS

During the six months ended November 30, 2018, the Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

	Average notional balance on long futures contracts	Average notional balance on short futures contracts
WealthBuilder Conservative Allocation Fund	$16,184,774	$9,445,631
WealthBuilder Equity Fund	4,496,746	22,181,435
WealthBuilder Growth Allocation Fund	19,306,578	17,606,008
WealthBuilder Growth Balanced Fund	39,029,950	31,193,849
WealthBuilder Moderate Balanced Fund	23,795,614	17,456,555

The cumulative unrealized gains (losses) reported in the table following the Portfolio of Investments represents the fair value of futures contracts at the end of the period. Only the current day’s variation margin as of November 30, 2018 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the six months ended November 30, 2018 was as follows:

WealthBuilder Conservative Allocation Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$(16,044)	$337,003
Interest rate risk	88,802	60,474
Foreign currency risk	57,787	(22,857)
	$130,545	$374,620

WealthBuilder Equity Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$267,144	$(718,317)
Foreign currency risk	(2,231,081)	(105,667)
	$(1,963,937)	$(823,984)

74	Wells Fargo WealthBuilder Funds	Notes to financial statements (unaudited)

WealthBuilder Growth Allocation Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$(418,156)	$420,434
Interest rate risk	133,444	65,733
Foreign currency risk	174,307	(68,946)
	$(110,406)	$417,221

WealthBuilder Growth Balanced Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$149,893	$102,731
Interest rate risk	275,447	134,971
Foreign currency risk	299,353	(118,407)
	$724,693	$119,295

WealthBuilder Moderate Balanced Fund	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$(69,213)	$544,751
Interest rate risk	199,960	104,467
Foreign currency risk	171,465	(67,822)
	$302,212	$581,396

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by each Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	WealthBuilder Conservative Allocation Fund		WealthBuilder Equity Fund
	Net investment income	Net realized gains	Net investment income	Net realized gains
Class A	$84,981	$144,069	$0	$502,275
Class C	3,383,508	16,822,729	0	79,982,709

	WealthBuilder Growth Allocation Fund		WealthBuilder Growth Balanced Fund		WealthBuilder Moderate Balanced Fund
	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains
Class A	$27,480	$178,687	$73,232	$283,893	$104,006	$218,274
Class C	311,968	48,425,171	7,654,876	88,230,007	11,319,272	51,659,441

Notes to financial statements (unaudited)	Wells Fargo WealthBuilder Funds	75

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. SUBSEQUENT DISTRIBUTIONS

On December 12, 2018, each Fund declared distributions from short-term and long-term capital gains to shareholders of record on December 11, 2018. The per share amounts payable on December 13, 2018 were as follows:

	WealthBuilder Conservative Allocation Fund	WealthBuilder Equity Fund	WealthBuilder Growth Allocation Fund	WealthBuilder Growth Balanced Fund	WealthBuilder Moderate Balanced Fund
Short-term capital gains

Class A	$0.00000	$0.23342	$0.15635	$0.09811	$0.01026

Class C	0.00000	0.23342	0.15635	0.09811	0.01026

Institutional Class	0.00000	0.23342	0.15635	0.09811	0.01026

Long-term capital gains

Class A	$0.39724	$2.90053	$1.76713	$1.34552	$0.63004

Class C	0.39724	2.90053	1.76713	1.34552	0.63004

Institutional Class	0.39724	2.90053	1.76713	1.34552	0.63004

On December 27, 2018, each Fund declared distributions from net investment income to shareholders of record on December 26, 2018. The per share amounts payable on December 28, 2018 were as follows:

	WealthBuilder Conservative Allocation Fund	WealthBuilder Equity Fund	WealthBuilder Growth Allocation Fund	WealthBuilder Growth Balanced Fund	WealthBuilder Moderate Balanced Fund
Net investment income

Class A	$0.00994	$0.26093	$0.22502	$0.23452	$0.06372

Class C	0.00118	0.04724	0.07363	0.07946	0.03754

Institutional Class	0.01433	0.28071	0.24039	0.24981	0.07499

On January 25, 2019, distributions from net investment income were declared to shareholders of record on January 24, 2019. The per share amounts payable on January 28, 2019 were as follows:

WealthBuilder Conservative Allocation Fund
Net investment income

Class A	$0.04175

Class C	0.03879

Institutional Class	0.04278

These distributions are not reflected in the accompanying financial statements.

76	Wells Fargo WealthBuilder Funds	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo WealthBuilder Funds	77

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

78	Wells Fargo WealthBuilder Funds	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo WealthBuilder Funds	79

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012

Senior Vice President of Wells Fargo Funds Management, LLC since 2009.

Senior Vice President of Evergreen Investment Management Company, LLC

from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

80	Wells Fargo WealthBuilder Funds	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

318984 01-19 SWBP/SAR102 11-18

Semi-Annual Report

November 30, 2018

Dynamic Target Date Funds

∎	Wells Fargo Dynamic Target Today Fund

∎	Wells Fargo Dynamic Target 2015 Fund

∎	Wells Fargo Dynamic Target 2020 Fund

∎	Wells Fargo Dynamic Target 2025 Fund

∎	Wells Fargo Dynamic Target 2030 Fund

∎	Wells Fargo Dynamic Target 2035 Fund

∎	Wells Fargo Dynamic Target 2040 Fund

∎	Wells Fargo Dynamic Target 2045 Fund

∎	Wells Fargo Dynamic Target 2050 Fund

∎	Wells Fargo Dynamic Target 2055 Fund

∎	Wells Fargo Dynamic Target 2060 Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of November 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Dynamic Target Date Funds	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Global trade tensions escalated during the third quarter of 2018.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Dynamic Target Date Funds for the six-month period that ended November 30, 2018. During the reporting period, the U.S. generated encouraging economic and business data that was offset by less positive and more inconsistent data from international markets. Investment returns were restrained in comparison with recent periods as geopolitical tensions and uncertainty tended to distract investors from more favorable underlying trends.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.02% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.37%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 9.89%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.30% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 3.67%. The Bloomberg Barclays Municipal Bond Index6 gained 0.42%. The ICE BofAML U.S. High Yield Index7 was up 0.19%.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the third quarter of 2018. The U.S. government’s decision during the second quarter to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in September after an increase of 0.2% in both July and August. On a year-over-year basis, the all-items index rose 2.3% for the 12 months that ended September 30, 2018, after a seasonal adjustment. The rate of increase was slower than that recorded during the first half of 2018. The index for all items less food and energy rose 2.2% for the same 12-month period.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Dynamic Target Date Funds	3

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter gross domestic product (GDP) data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Federal Reserve increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.01% and 3.30%, respectively, on November 30, 2018. Investor concerns about an inverted yield curve reemerged, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

November saw improvement in many equity markets.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed. Markets rebounded somewhat in November as the S&P 500 Index gained 2.04%, the MSCI ACWI ex USA Index (Net) added 0.95%, and the MSCI EM Index (Net) was up 4.12% as the uncertainty leading up to midterm elections in the U.S. was resolved and progress seemed to be possible on several international trade issues.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began. In early August, the Bank of England’s Monetary Policy Committee increased its key interest rate to 0.75%. The European Central Bank and the Bank of Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the People’s Bank of China cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Economic signals overseas were mixed as the third quarter ended and the fourth quarter began.

4	Wells Fargo Dynamic Target Date Funds	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	5

Wells Fargo Dynamic Target Date Funds1

Investment objective

Each Fund seeks total return over time, consistent with its strategic target allocation.

Wells Fargo Dynamic Target Date Funds	Corresponding S&P Target Date Index
Dynamic Target Today Fund	S&P Target Date Retirement Income Index
Dynamic Target 2015 Fund	S&P Target Date 2015 Index
Dynamic Target 2020 Fund	S&P Target Date 2020 Index
Dynamic Target 2025 Fund	S&P Target Date 2025 Index
Dynamic Target 2030 Fund	S&P Target Date 2030 Index
Dynamic Target 2035 Fund	S&P Target Date 2035 Index
Dynamic Target 2040 Fund	S&P Target Date 2040 Index
Dynamic Target 2045 Fund	S&P Target Date 2045 Index
Dynamic Target 2050 Fund	S&P Target Date 2050 Index
Dynamic Target 2055 Fund	S&P Target Date 2055 Index
Dynamic Target 2060 Fund	S&P Target Date 2060+ Index

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

The target date represents the year in which investors may likely begin withdrawing assets. The Funds gradually seek to reduce market risk as the target date approaches and after it arrives by decreasing equity exposure and increasing fixed income exposure. The principal value is not guaranteed at any time, including at the target date.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by each Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on each fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Each Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, new fund risk, regulatory risk, and smaller-company investment risk. Consult each Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 28.

6	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target Today Fund

Average annual total returns (%) as of November 30, 2018

		Including sales charge		Excluding sales charge		Expense ratios[2] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[3]
Class A (WDYAX)	11-30-2015	(5.36)	2.44	0.43	4.48	4.79	0.68
Class C (WDYCX)	11-30-2015	(1.38)	3.69	(0.38)	3.69	5.54	1.43
Class R4 (WDYYX)	11-30-2015	–	–	0.63	4.78	4.51	0.37
Class R6 (WDYZX)	11-30-2015	–	–	0.87	4.95	4.36	0.22
S&P Target Date Retirement Income Index[4]	–	–	–	(0.02)	3.88	–	–
Wells Fargo Dynamic Target Today Blended Index[5]	–	–	–	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 28.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	7

Dynamic Target Today Fund (continued)

Holdings (%) as of November 30, 2018[6]
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	29.58
Wells Fargo Factor Enhanced Large Cap Portfolio	19.41
Wells Fargo Investment Grade Corporate Bond Portfolio	15.25
Wells Fargo Strategic Retirement Bond Portfolio	9.99
Wells Fargo Factor Enhanced International Portfolio	9.84
Wells Fargo Factor Enhanced Small Cap Portfolio	4.79
Wells Fargo U.S. REIT Portfolio	3.38
Wells Fargo Factor Enhanced Emerging Markets Portfolio	2.98
Wells Fargo Emerging Markets Bond Portfolio	2.50
Wells Fargo High Yield Corporate Bond Portfolio	2.48

Allocations (%) as of November 30, 2018
	Effective allocation[7]	Neutral allocation
Equity	43	40
Fixed Income	60	60
Effective Cash	(3)	0

Please see footnotes on page 28.

8	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2015 Fund

Average annual total returns (%) as of November 30, 2018

		Including sales charge		Excluding sales charge		Expense ratios[8] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[3]
Class A (WDTAX)	11-30-2015	(4.88)	3.43	0.90	5.49	4.56	0.68
Class C (WDTCX)	11-30-2015	(0.91)	4.69	0.09	4.69	5.31	1.43
Class R4 (WDTYX)	11-30-2015	–	–	1.18	5.80	4.28	0.37
Class R6 (WDTZX)	11-30-2015	–	–	1.32	5.98	4.13	0.22
S&P Target Date 2015 Index[4]	–	–	–	0.09	5.17	–	–
Wells Fargo Dynamic Target 2015 Blended Index[5]	–	–	–	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 28.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	9

Dynamic Target 2015 Fund (continued)

Holdings (%) as of November 30, 2018[6]
Wells Fargo Factor Enhanced Large Cap Portfolio	25.36
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	23.49
Wells Fargo Factor Enhanced International Portfolio	12.83
Wells Fargo Investment Grade Corporate Bond Portfolio	12.12
Wells Fargo Strategic Retirement Bond Portfolio	7.92
Wells Fargo Factor Enhanced Small Cap Portfolio	6.22
Wells Fargo U.S. REIT Portfolio	4.40
Wells Fargo Factor Enhanced Emerging Markets Portfolio	3.89
Wells Fargo Emerging Markets Bond Portfolio	2.00
Wells Fargo High Yield Corporate Bond Portfolio	1.99

Allocations (%) as of November 30, 2018
	Effective allocation[7]	Neutral allocation
Equity	55	52
Fixed Income	48	48
Effective Cash	(3)	0

Please see footnotes on page 28.

10	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2020 Fund

Average annual total returns (%) as of November 30, 2018

		Including sales charge		Excluding sales charge		Expense ratios[9] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[3]
Class A (WDTDX)	11-30-2015	(4.67)	4.20	1.14	6.28	4.39	0.68
Class C (WDTEX)	11-30-2015	(0.56)	5.48	0.44	5.48	5.14	1.43
Class R4 (WDTGX)	11-30-2015	–	–	1.38	6.58	4.11	0.37
Class R6 (WDTHX)	11-30-2015	–	–	1.61	6.74	3.96	0.22
S&P Target Date 2020 Index[4]	–	–	–	0.09	5.75	–	–
Wells Fargo Dynamic Target 2020 Blended Index[5]	–	–	–	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 28.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	11

Dynamic Target 2020 Fund (continued)

Holdings (%) as of November 30, 2018[6]
Wells Fargo Factor Enhanced Large Cap Portfolio	29.93
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	19.82
Wells Fargo Factor Enhanced International Portfolio	15.60
Wells Fargo Investment Grade Corporate Bond Portfolio	10.26
Wells Fargo Factor Enhanced Small Cap Portfolio	7.40
Wells Fargo Strategic Retirement Bond Portfolio	4.98
Wells Fargo Factor Enhanced Emerging Markets Portfolio	4.74
Wells Fargo U.S. REIT Portfolio	3.79
Wells Fargo High Yield Corporate Bond Portfolio	1.68
Wells Fargo Emerging Markets Bond Portfolio	1.68

Allocations (%) as of November 30, 2018
	Effective allocation[7]	Neutral allocation
Equity	64	61
Fixed Income	39	39
Effective Cash	(3)	0

Please see footnotes on page 28.

12	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2025 Fund

Average annual total returns (%) as of November 30, 2018

		Including sales charge		Excluding sales charge		Expense ratios[10] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[3]
Class A (WDTIX)	11-30-2015	(4.58)	4.75	1.23	6.84	4.59	0.68
Class C (WDTJX)	11-30-2015	(0.48)	6.04	0.52	6.04	5.34	1.43
Class R4 (WDTLX)	11-30-2015	–	–	1.50	7.14	4.31	0.37
Class R6 (WDTMX)	11-30-2015	–	–	1.74	7.31	4.16	0.22
S&P Target Date 2025 Index[4]	–	–	–	0.13	6.42	–	–
Wells Fargo Dynamic Target 2025 Blended Index[5]	–	–	–	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 28.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	13

Dynamic Target 2025 Fund (continued)

Holdings (%) as of November 30, 2018[6]
Wells Fargo Factor Enhanced Large Cap Portfolio	35.76
Wells Fargo Factor Enhanced International Portfolio	19.37
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	16.02
Wells Fargo Factor Enhanced Small Cap Portfolio	8.82
Wells Fargo Investment Grade Corporate Bond Portfolio	8.32
Wells Fargo Factor Enhanced Emerging Markets Portfolio	5.91
Wells Fargo U.S. REIT Portfolio	2.06
Wells Fargo Strategic Retirement Bond Portfolio	1.84
Wells Fargo Emerging Markets Bond Portfolio	1.35
Wells Fargo High Yield Corporate Bond Portfolio	1.34

Allocations (%) as of November 30, 2018
	Effective allocation[7]	Neutral allocation
Equity	74	71
Fixed Income	29	29
Effective Cash	(3)	0

Please see footnotes on page 28.

14	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2030 Fund

Average annual total returns (%) as of November 30, 2018

		Including sales charge		Excluding sales charge		Expense ratios[11] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[3]
Class A (WDTNX)	11-30-2015	(4.21)	5.39	1.63	7.49	4.66	0.68
Class C (WDTOX)	11-30-2015	(0.10)	6.69	0.90	6.69	5.41	1.43
Class R4 (WDTQX)	11-30-2015	–	–	1.96	7.80	4.38	0.37
Class R6 (WDTSX)	11-30-2015	–	–	2.11	7.97	4.23	0.22
S&P Target Date 2030 Index[4]	–	–	–	0.13	7.02	–	–
Wells Fargo Dynamic Target 2030 Blended Index[5]	–	–	–	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 28.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	15

Dynamic Target 2030 Fund (continued)

Holdings (%) as of November 30, 2018[6]
Wells Fargo Factor Enhanced Large Cap Portfolio	39.47
Wells Fargo Factor Enhanced International Portfolio	22.36
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	12.81
Wells Fargo Factor Enhanced Small Cap Portfolio	9.76
Wells Fargo Factor Enhanced Emerging Markets Portfolio	6.76
Wells Fargo Investment Grade Corporate Bond Portfolio	6.66
Wells Fargo Emerging Markets Bond Portfolio	1.08
Wells Fargo High Yield Corporate Bond Portfolio	1.08
Wells Fargo U.S. REIT Portfolio	0.48
Wells Fargo Strategic Retirement Bond Portfolio	0.35

Allocations (%) as of November 30, 2018
	Effective allocation[7]	Neutral allocation
Equity	81	78
Fixed Income	22	22
Effective Cash	(3)	0

Please see footnotes on page 28.

16	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2035 Fund

Average annual total returns (%) as of November 30, 2018

		Including sales charge		Excluding sales charge		Expense ratios[10] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[3]
Class A (WDTTX)	11-30-2015	(3.87)	5.94	2.02	8.05	4.79	0.68
Class C (WDCTX)	11-30-2015	0.22	7.20	1.22	7.20	5.54	1.43
Class R4 (WDTVX)	11-30-2015	–	–	2.28	8.35	4.51	0.37
Class R6 (WDTWX)	11-30-2015	–	–	2.42	8.51	4.36	0.22
S&P Target Date 2035 Index[4]	–	–	–	0.11	7.59	–	–
Wells Fargo Dynamic Target 2035 Blended Index[5]	–	–	–	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 28.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	17

Dynamic Target 2035 Fund (continued)

Holdings (%) as of November 30, 2018[6]
Wells Fargo Factor Enhanced Large Cap Portfolio	41.61
Wells Fargo Factor Enhanced International Portfolio	24.64
Wells Fargo Factor Enhanced Small Cap Portfolio	10.31
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	10.01
Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.45
Wells Fargo Investment Grade Corporate Bond Portfolio	5.18
Wells Fargo Emerging Markets Bond Portfolio	0.84
Wells Fargo High Yield Corporate Bond Portfolio	0.84

Allocations (%) as of November 30, 2018
	Effective allocation[7]	Neutral allocation
Equity	86	83
Fixed Income	17	17
Effective Cash	(3)	0

Please see footnotes on page 28.

18	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2040 Fund

Average annual total returns (%) as of November 30, 2018

		Including sales charge		Excluding sales charge		Expense ratios[10] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[3]
Class A (WTDAX)	11-30-2015	(3.74)	6.14	2.12	8.26	4.42	0.68
Class C (WTDCX)	11-30-2015	0.27	7.45	1.27	7.45	5.17	1.43
Class R4 (WTDEX)	11-30-2015	–	–	2.41	8.60	4.14	0.37
Class R6 (WTDFX)	11-30-2015	–	–	2.55	8.76	3.99	0.22
S&P Target Date 2040 Index[4]	–	–	–	0.11	7.99	–	–
Wells Fargo Dynamic Target 2040 Blended Index[5]	–	–	–	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 28.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	19

Dynamic Target 2040 Fund (continued)

Holdings (%) as of November 30, 2018[6]
Wells Fargo Factor Enhanced Large Cap Portfolio	43.19
Wells Fargo Factor Enhanced International Portfolio	26.31
Wells Fargo Factor Enhanced Small Cap Portfolio	10.71
Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.97
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	7.01
Wells Fargo Investment Grade Corporate Bond Portfolio	3.64
Wells Fargo Emerging Markets Bond Portfolio	0.59
Wells Fargo High Yield Corporate Bond Portfolio	0.59

Allocations (%) as of November 30, 2018
	Effective allocation[7]	Neutral allocation
Equity	91	88
Fixed Income	12	12
Effective Cash	(3)	0

Please see footnotes on page 28.

20	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2045 Fund

Average annual total returns (%) as of November 30, 2018

		Including sales charge		Excluding sales charge		Expense ratios[12] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[3]
Class A (WTDGX)	11-30-2015	(3.88)	6.30	1.96	8.42	4.57	0.68
Class C (WTDHX)	11-30-2015	0.29	7.63	1.29	7.63	5.32	1.43
Class R4 (WTDJX)	11-30-2015	–	–	2.26	8.74	4.29	0.37
Class R6 (WTDKX)	11-30-2015	–	–	2.40	8.90	4.14	0.22
S&P Target Date 2045 Index[4]	–	–	–	0.06	8.24	–	–
Wells Fargo Dynamic Target 2045 Blended Index[5]	–	–	–	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 28.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	21

Dynamic Target 2045 Fund (continued)

Holdings (%) as of November 30, 2018[6]
Wells Fargo Factor Enhanced Large Cap Portfolio	45.32
Wells Fargo Factor Enhanced International Portfolio	28.20
Wells Fargo Factor Enhanced Small Cap Portfolio	11.25
Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.52
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	4.08
Wells Fargo Investment Grade Corporate Bond Portfolio	2.12
Wells Fargo Emerging Markets Bond Portfolio	0.34
Wells Fargo High Yield Corporate Bond Portfolio	0.34

Allocations (%) as of November 30, 2018
	Effective allocation[7]	Neutral allocation
Equity	96	93
Fixed Income	7	7
Effective Cash	(3)	0

Please see footnotes on page 28.

22	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2050 Fund

Average annual total returns (%) as of November 30, 2018

		Including sales charge		Excluding sales charge		Expense ratios[12] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[3]
Class A (WTDLX)	11-30-2015	(3.86)	6.30	1.97	8.42	4.75	0.68
Class C (WTDMX)	11-30-2015	0.17	7.62	1.17	7.62	5.50	1.43
Class R4 (WTDOX)	11-30-2015	–	–	2.23	8.76	4.47	0.37
Class R6 (WTDPX)	11-30-2015	–	–	2.45	8.93	4.32	0.22
S&P Target Date 2050 Index[4]	–	–	–	0.06	8.46	–	–
Wells Fargo Dynamic Target 2050 Blended Index[5]	–	–	–	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 28.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	23

Dynamic Target 2050 Fund (continued)

Holdings (%) as of November 30, 2018[6]
Wells Fargo Factor Enhanced Large Cap Portfolio	46.24
Wells Fargo Factor Enhanced International Portfolio	29.05
Wells Fargo Factor Enhanced Small Cap Portfolio	11.48
Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.77
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	2.92
Wells Fargo Investment Grade Corporate Bond Portfolio	1.52
Wells Fargo Emerging Markets Bond Portfolio	0.25
Wells Fargo High Yield Corporate Bond Portfolio	0.25

Allocations (%) as of November 30, 2018
	Effective allocation[7]	Neutral allocation
Equity	98	95
Fixed Income	5	5
Effective Cash	(3)	0

Please see footnotes on page 28.

24	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2055 Fund

Average annual total returns (%) as of November 30, 2018

		Including sales charge		Excluding sales charge		Expense ratios[12] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[3]
Class A (WTDQX)	11-30-2015	(3.91)	6.30	1.92	8.42	4.66	0.68
Class C (WTDRX)	11-30-2015	0.18	7.61	1.18	7.61	5.41	1.43
Class R4 (WTDTX)	11-30-2015	–	–	2.24	8.75	4.38	0.37
Class R6 (WTDUX)	11-30-2015	–	–	2.39	8.92	4.23	0.22
S&P Target Date 2055 Index[4]	–	–	–	0.06	8.59	–	–
Wells Fargo Dynamic Target 2055 Blended Index[5]	–	–	–	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 28.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	25

Dynamic Target 2055 Fund (continued)

Holdings (%) as of November 30, 2018[6]
Wells Fargo Factor Enhanced Large Cap Portfolio	46.11
Wells Fargo Factor Enhanced International Portfolio	28.96
Wells Fargo Factor Enhanced Small Cap Portfolio	11.45
Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.74
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	2.91
Wells Fargo Investment Grade Corporate Bond Portfolio	1.51
Wells Fargo Emerging Markets Bond Portfolio	0.25
Wells Fargo High Yield Corporate Bond Portfolio	0.25

Allocations (%) as of November 30, 2018
	Effective allocation[7]	Neutral allocation
Equity	98	95
Fixed Income	5	5
Effective Cash	(3)	0

Please see footnotes on page 28.

26	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2060 Fund

Average annual total returns (%) as of November 30, 2018

		Including sales charge		Excluding sales charge		Expense ratios[12] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[3]
Class A (WTDVX)	11-30-2015	(3.90)	6.34	1.93	8.46	4.72	0.68
Class C (WTDWX)	11-30-2015	0.12	7.65	1.12	7.65	5.47	1.43
Class R4 (WTDZX)	11-30-2015	–	–	2.09	8.76	4.44	0.37
Class R6 (WTSZX)	11-30-2015	–	–	2.32	8.96	4.29	0.22
S&P Target Date 2060+ Index[4]	–	–	–	0.20	–	–	–
Wells Fargo Dynamic Target 2060+ Blended Index[5]	–	–	–	–	–	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 28.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	27

Dynamic Target 2060 Fund (continued)

Holdings (%) as of November 30, 2018[6]
Wells Fargo Factor Enhanced Large Cap Portfolio	46.22
Wells Fargo Factor Enhanced International Portfolio	29.05
Wells Fargo Factor Enhanced Small Cap Portfolio	11.48
Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.77
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	2.92
Wells Fargo Investment Grade Corporate Bond Portfolio	1.52
Wells Fargo Emerging Markets Bond Portfolio	0.25
Wells Fargo High Yield Corporate Bond Portfolio	0.25

Allocations (%) as of November 30, 2018
	Effective allocation[7]	Neutral allocation
Equity	98	95
Fixed Income	5	5
Effective Cash	(3)	0

Please see footnotes on page 28.

28	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Funds are fund-of-funds that invest in various affiliated master portfolios which in turn invest in a combination of securities to gain exposure to equity and fixed income asset classes. References to the investment activities of the Funds are intended to refer to the investment activities of the underlying affiliated master portfolios in which the Funds invest.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.45% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which only include net expenses from affiliated master portfolios.

[3]

The manager has committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, excluding certain expenses, at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The S&P Target Date Indexes (each, an index, or collectively, the indexes) are a series of indexes designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to a target retirement date. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. The index returns include hypothetical back-tested performance. You cannot invest directly in an index.

[5]	The inception date of the index is September 21, 2018. Performance results for the periods indicated are not yet available. See Appendix I for additional information.

[6]

Holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

[8]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.47% of acquired fund fees and expenses and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[9]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.48% of acquired fund fees and expenses and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[10]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.52% of acquired fund fees and expenses and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[11]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.51% of acquired fund fees and expenses and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[12]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.53% of acquired fund fees and expenses and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

Fund expenses (unaudited)	Wells Fargo Dynamic Target Date Funds	29

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dynamic Target Today Fund	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$999.08	$3.06	0.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.01	$3.09	0.61%
Class C
Actual	$1,000.00	$994.42	$6.80	1.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.88	1.36%
Class R4
Actual	$1,000.00	$1,000.00	$1.70	0.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.72	0.34%
Class R6
Actual	$1,000.00	$1,000.92	$0.95	0.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.12	$0.96	0.19%

Please see footnote on page 33.

30	Wells Fargo Dynamic Target Date Funds	Fund expenses (unaudited)

Dynamic Target 2015 Fund	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$999.10	$3.16	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19	0.63%
Class C
Actual	$1,000.00	$994.55	$6.90	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.98	1.38%
Class R4
Actual	$1,000.00	$1,000.00	$1.70	0.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.72	0.34%
Class R6
Actual	$1,000.00	$1,001.81	$0.95	0.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.12	$0.96	0.19%
Dynamic Target 2020 Fund
Class A
Actual	$1,000.00	$999.11	$3.21	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	$3.24	0.64%
Class C
Actual	$1,000.00	$995.52	$6.95	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.03	1.39%
Class R4
Actual	$1,000.00	$1,000.00	$1.75	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78	0.35%
Class R6
Actual	$1,000.00	$1,000.89	$1.00	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.07	$1.01	0.20%
Dynamic Target 2025 Fund
Class A
Actual	$1,000.00	$995.61	$3.20	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	$3.24	0.64%
Class C
Actual	$1,000.00	$992.07	$6.94	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.03	1.39%
Class R4
Actual	$1,000.00	$996.50	$1.75	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78	0.35%
Class R6
Actual	$1,000.00	$997.38	$1.00	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.07	$1.01	0.20%

Please see footnote on page 33.

Fund expenses (unaudited)	Wells Fargo Dynamic Target Date Funds	31

Dynamic Target 2030 Fund	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$995.67	$3.20	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	$3.24	0.64%
Class C
Actual	$1,000.00	$992.19	$6.94	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.03	1.39%
Class R4
Actual	$1,000.00	$997.41	$1.75	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78	0.35%
Class R6
Actual	$1,000.00	$998.28	$1.00	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.07	$1.01	0.20%
Dynamic Target 2035 Fund
Class A
Actual	$1,000.00	$996.57	$3.20	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	$3.24	0.64%
Class C
Actual	$1,000.00	$992.26	$6.94	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.03	1.39%
Class R4
Actual	$1,000.00	$997.44	$1.75	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78	0.35%
Class R6
Actual	$1,000.00	$998.29	$1.00	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.07	$1.01	0.20%
Dynamic Target 2040 Fund
Class A
Actual	$1,000.00	$994.89	$3.25	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29	0.65%
Class C
Actual	$1,000.00	$991.47	$6.99	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08	1.40%
Class R4
Actual	$1,000.00	$996.61	$1.75	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78	0.35%
Class R6
Actual	$1,000.00	$997.46	$1.00	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.07	$1.01	0.20%

Please see footnote on page 33.

32	Wells Fargo Dynamic Target Date Funds	Fund expenses (unaudited)

Dynamic Target 2045 Fund	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$993.21	$3.20	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	$3.24	0.64%
Class C
Actual	$1,000.00	$990.64	$6.94	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.03	1.39%
Class R4
Actual	$1,000.00	$994.93	$1.75	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78	0.35%
Class R6
Actual	$1,000.00	$995.78	$1.00	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.07	$1.01	0.20%
Dynamic Target 2050 Fund
Class A
Actual	$1,000.00	$992.37	$3.20	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	$3.24	0.64%
Class C
Actual	$1,000.00	$988.95	$6.93	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.03	1.39%
Class R4
Actual	$1,000.00	$994.93	$1.75	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78	0.35%
Class R6
Actual	$1,000.00	$995.78	$1.00	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.07	$1.01	0.20%
Dynamic Target 2055 Fund
Class A
Actual	$1,000.00	$992.37	$3.20	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	$3.24	0.64%
Class C
Actual	$1,000.00	$988.94	$6.93	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.03	1.39%
Class R4
Actual	$1,000.00	$994.08	$1.75	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78	0.35%
Class R6
Actual	$1,000.00	$994.93	$1.00	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.07	$1.01	0.20%

Please see footnote on page 33.

Fund expenses (unaudited)	Wells Fargo Dynamic Target Date Funds	33

Dynamic Target 2060 Fund	Beginning account value 6-1-2018	Ending account value 11-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$992.37	$3.20	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	$3.24	0.64%
Class C
Actual	$1,000.00	$988.95	$6.93	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.03	1.39%
Class R4
Actual	$1,000.00	$993.24	$1.75	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78	0.35%
Class R6
Actual	$1,000.00	$994.94	$1.00	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.07	$1.01	0.20%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

34	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET TODAY FUND

Security name				Value

Investment Companies: 100.20%

Affiliated Master Portfolios: 100.20%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$1,695,017
Wells Fargo Emerging Markets Bond Portfolio				143,073
Wells Fargo Factor Enhanced Emerging Markets Portfolio				170,700
Wells Fargo Factor Enhanced International Portfolio				563,947
Wells Fargo Factor Enhanced Large Cap Portfolio				1,112,388
Wells Fargo Factor Enhanced Small Cap Portfolio				274,658
Wells Fargo High Yield Corporate Bond Portfolio				142,844
Wells Fargo Investment Grade Corporate Bond Portfolio				874,001
Wells Fargo Strategic Retirement Bond Portfolio				572,341
Wells Fargo U.S. REIT Portfolio				193,598

Total Investment Companies (Cost $5,821,819)				5,742,567

	Yield	Maturity date	Principal
Short-Term Investments: 0.42%

U.S. Treasury Securities: 0.42%
U.S. Treasury Bill #(z)	1.06%	12-6-2018	$9,000	8,998
U.S. Treasury Bill #(z)	1.80	12-18-2018	15,000	14,987

Total Short-Term Investments (Cost $23,985)				23,985

Total investments in securities (Cost $5,845,804)	100.62%	5,766,552
Other assets and liabilities, net	(0.62)	(35,669)

Total net assets	100.00%	$5,730,883

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	2	12-21-2018	$145,567	$137,915	$0	$(7,652)
Short
MSCI EAFE Index	(1)	12-21-2018	(90,660)	(90,815)	0	(155)
S&P 500 E-Mini Index	(1)	12-21-2018	(139,359)	(137,915)	1,444	0

					$1,444	$(7,807)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	35

DYNAMIC TARGET TODAY FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	31,153	1,797	32,950	0	$9,449	$(17,018)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	66,050	606	66,656	0	(7,359)	6,030	3,884	0
Wells Fargo Strategic Income Fund Institutional Class *	60,363	2,197	62,560	0	19,431	(19,397)	6,303	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	18,777	968	19,745	0	32,327	(31,542)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	9,926	948	10,874	0	11,885	(18,625)	1,515	0
Wells Fargo Endeavor Select Fund Institutional Class *	14,233	0	14,233	0	8,932	4,571	0	0
Wells Fargo Enterprise Fund Class R6 *†	1,898	0	1,898	0	22,356	(13,873)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	7,673	0	7,673	0	3,854	4,570	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	9,398	0	9,398	0	14,786	(1,941)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	2,691	0	2,691	0	17,244	(10,791)	0	0

								0	0.00

					$132,905	$(98,016)	$11,702	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET TODAY FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated Income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.23%	$(8,977)	$8,692	$0	$8,277	$130	$1,695,017
Wells Fargo C&B Large Cap Value Portfolio *	0.02		0.00	1,381	5,484	544	0	14	0
Wells Fargo Core Bond Portfolio *	0.01		0.00	(5,125)	(2,703)	0	7,185	79	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.27	(1,878)	(1,950)	0	1,554	7	143,073
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.06	(5,081)	(1,994)	530	3	23	170,700
Wells Fargo Factor Enhanced International Portfolio	0.00		0.07	(4,861)	(44,806)	2,983	4	75	563,947
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.08	7,928	(41,717)	4,840	12	123	1,112,388
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.08	(416)	(27,201)	942	4	44	274,658
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.15	(1,422)	(4,109)	0	1,766	5	142,844
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.27	(3,779)	(13,978)	0	6,905	22	874,001
Wells Fargo Large Company Value Portfolio *	0.15		0.00	2,524	2,916	644	0	10	0
Wells Fargo Real Return Portfolio *	0.22		0.00	(166)	(2,625)	401	2,968	37	0
Wells Fargo Small Company Growth Portfolio *	0.00	**	0.00	3,260	1,660	110	8	22	0
Wells Fargo Small Company Value Portfolio *	0.04		0.00	(967)	1,922	241	18	22	0
Wells Fargo Strategic Retirement Bond Portfolio	0.00		0.66	(2,599)	2,279	0	1,916	11	572,341
Wells Fargo U.S. REIT Portfolio	0.00		0.38	1,243	(1,068)	1,538	0	3	193,598

				$(18,935)	$(119,198)	$12,773	$30,620	$627	$5,742,567	100.20%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	37

DYNAMIC TARGET 2015 FUND

Security name				Value

Investment Companies: 100.22%

Affiliated Master Portfolios: 100.22%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$1,384,132
Wells Fargo Emerging Markets Bond Portfolio				117,179
Wells Fargo Factor Enhanced Emerging Markets Portfolio				229,312
Wells Fargo Factor Enhanced International Portfolio				756,080
Wells Fargo Factor Enhanced Large Cap Portfolio				1,493,858
Wells Fargo Factor Enhanced Small Cap Portfolio				366,496
Wells Fargo High Yield Corporate Bond Portfolio				117,148
Wells Fargo Investment Grade Corporate Bond Portfolio				713,979
Wells Fargo Strategic Retirement Bond Portfolio				466,815
Wells Fargo U.S. REIT Portfolio				259,512

Total Investment Companies (Cost $5,997,343)				5,904,511

	Yield	Maturity date	Principal
Short-Term Investments: 0.42%

U.S. Treasury Securities: 0.42%
U.S. Treasury Bill #(z)	1.06%	12-6-2018	$25,000	24,996

Total Short-Term Investments (Cost $24,996)				24,996

Total investments in securities (Cost $6,022,339)	100.64%	5,929,507
Other assets and liabilities, net	(0.64)	(37,982)

Total net assets	100.00%	$5,891,525

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	1	12-21-2018	$145,567	$137,915	$0	$(7,652)
Short
MSCI EAFE Index	(1)	12-21-2018	(91,053)	(90,815)	238	0
Russell 2000 E-Mini Index	(1)	12-21-2018	(75,935)	(76,730)	0	(795)
S&P 500 E-Mini Index	(1)	12-21-2018	(135,927)	(137,915)	0	(1,988)

					$238	$(10,435)

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2015 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	25,533	1,789	27,322	0	$6,709	$(12,947)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	54,017	1,750	55,767	0	(5,903)	4,817	3,198	0
Wells Fargo Strategic Income Fund Institutional Class *	49,403	2,367	51,770	0	15,306	(15,284)	5,190	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	26,323	1,307	27,630	0	47,037	(46,033)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	13,894	1,306	15,200	0	16,766	(26,300)	2,112	0
Wells Fargo Endeavor Select Fund Institutional Class *	20,172	0	20,172	0	18,005	1,025	0	0
Wells Fargo Enterprise Fund Class R6 *†	2,663	0	2,663	0	51,528	(21,667)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	10,817	0	10,817	0	5,706	6,127	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	13,316	43	13,359	0	22,857	(4,724)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	3,750	0	3,750	0	25,112	(16,130)	0	0

								0	0.00

					$203,123	$(131,116)	$10,500	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	39

DYNAMIC TARGET 2015 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.19%	$(6,053)	$6,997	$0	$7,326	$107	$1,384,132
Wells Fargo C&B Large Cap Value Portfolio *	0.03		0.00	1,555	7,689	762	0	19	0
Wells Fargo Core Bond Portfolio *	0.01		0.00	(1,960)	(2,206)	0	6,048	65	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.22	(1,143)	(1,595)	0	1,285	5	117,179
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.08	(2,291)	(2,794)	710	6	31	229,312
Wells Fargo Factor Enhanced International Portfolio	0.00		0.09	(380)	(60,261)	4,006	0	100	756,080
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.11	14,092	(57,044)	6,293	5	166	1,493,858
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.11	659	(36,630)	1,262	0	59	366,496
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.12	(483)	(3,384)	0	1,461	4	117,148
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.22	(2,017)	(11,564)	0	5,038	18	713,979
Wells Fargo Large Company Value Portfolio *	0.22		0.00	254	4,085	906	0	15	0
Wells Fargo Real Return Portfolio *	0.18		0.00	(23)	(2,155)	331	2,438	30	0
Wells Fargo Small Company Growth Portfolio *	0.00	**	0.00	2,882	2,380	156	0	31	0
Wells Fargo Small Company Value Portfolio *	0.05		0.00	12	2,719	339	0	31	0
Wells Fargo Strategic Retirement Bond Portfolio	0.00		0.54	(1,995)	1,847	0	1,595	10	466,815
Wells Fargo U.S. REIT Portfolio	0.00		0.50	1,627	(1,594)	2,062	0	5	259,512

				$4,736	$(153,510)	$16,827	$25,202	$696	$5,904,511	100.22%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2020 FUND

Security name				Value

Investment Companies: 99.87%

Affiliated Master Portfolios: 99.87%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$1,195,977
Wells Fargo Emerging Markets Bond Portfolio				101,185
Wells Fargo Factor Enhanced Emerging Markets Portfolio				285,786
Wells Fargo Factor Enhanced International Portfolio				941,516
Wells Fargo Factor Enhanced Large Cap Portfolio				1,806,519
Wells Fargo Factor Enhanced Small Cap Portfolio				446,632
Wells Fargo High Yield Corporate Bond Portfolio				101,344
Wells Fargo Investment Grade Corporate Bond Portfolio				618,973
Wells Fargo Strategic Retirement Bond Portfolio				300,506
Wells Fargo U.S. REIT Portfolio				228,831

Total Investment Companies (Cost $6,139,032)				6,027,269

	Yield	Maturity date	Principal
Short-Term Investments: 0.41%

U.S. Treasury Securities: 0.41%
U.S. Treasury Bill #(z)	1.06%	12-6-2018	$19,000	18,997
U.S. Treasury Bill #(z)	1.82	12-18-2018	6,000	5,994

Total Short-Term Investments (Cost $24,991)				24,991

Total investments in securities (Cost $6,164,023)	100.28%	6,052,260
Other assets and liabilities, net	(0.28)	(17,060)

Total net assets	100.00%	$6,035,200

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	1	12-21-2018	$145,567	$137,915	$0	$(7,652)
Short
MSCI EAFE Index	(1)	12-21-2018	(91,053)	(90,815)	238	0
Russell 2000 E-Mini Index	(1)	12-21-2018	(76,675)	(76,730)	0	(55)
S&P 500 E-Mini Index	(1)	12-21-2018	(131,919)	(137,915)	0	(5,996)

					$238	$(13,703)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	41

DYNAMIC TARGET 2020 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Funds	Net change in unrealized gains (losses) on affiliated Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	21,256	1,410	22,666	0	$4,852	$(10,023)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	44,996	1,700	46,696	0	(4,610)	3,838	3,347	0
Wells Fargo Strategic Income Fund Institutional Class *	41,137	1,785	42,922	0	11,951	(11,917)	4,290	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	32,478	1,513	33,991	0	57,552	(56,288)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	17,211	1,638	18,849	0	20,370	(32,029)	2,625	0
Wells Fargo Endeavor Select Fund Institutional Class *	24,422	1	24,423	0	20,703	2,318	0	0
Wells Fargo Enterprise Fund Class R6 *†	3,275	0	3,275	0	38,868	(24,291)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	13,185	0	13,185	0	6,636	7,709	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	16,124	11	16,135	0	26,661	(4,748)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	4,646	0	4,646	0	30,274	(19,195)	0	0

								0	0.00

					$213,257	$(144,626)	$10,262	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2020 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividend allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%	0.16%	$(6,141)	$6,048	$0	$6,202	$93	$1,195,977
Wells Fargo C&B Large Cap Value Portfolio *	0.04	0.00	2,358	6,999	932	0	23	0
Wells Fargo Core Bond Portfolio *	0.01	0.00	(3,498)	(1,838)	0	4,895	54	0
Wells Fargo Emerging Markets Bond Portfolio	0.00	0.19	(1,325)	(1,384)	0	1,105	5	101,185
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00	0.10	(8,441)	(3,132)	974	5	39	285,786
Wells Fargo Factor Enhanced International Portfolio	0.00	0.11	(8,066)	(74,038)	5,544	8	125	941,516
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00	0.13	12,539	(69,375)	6,586	19	201	1,806,519
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00	0.13	(666)	(44,874)	1,538	6	71	446,632
Wells Fargo High Yield Corporate Bond Portfolio	0.00	0.10	(1,006)	(2,927)	0	1,256	3	101,344
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00	0.19	(2,662)	(10,030)	0	4,926	16	618,973
Wells Fargo Large Company Value Portfolio *	0.26	0.00	4,312	4,992	1,097	2	18	0
Wells Fargo Real Return Portfolio *	0.15	0.00	(105)	(1,787)	279	2,019	25	0
Wells Fargo Small Company Growth Portfolio *	0.01	0.00	5,478	2,910	188	0	37	0
Wells Fargo Small Company Value Portfolio *	0.07	0.00	(1,647)	3,286	411	0	38	0
Wells Fargo Strategic Retirement Bond Portfolio	0.00	0.35	(1,370)	1,189	0	1,015	6	300,506
Wells Fargo U.S. REIT Portfolio	0.00	0.44	1,467	(1,449)	1,834	0	4	228,831

			$(8,773)	$(185,410)	$19,383	$21,458	$758	$6,027,269	99.87%

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	43

DYNAMIC TARGET 2025 FUND

Security name				Value

Investment Companies: 100.79%

Affiliated Master Portfolios: 100.79%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$1,166,089
Wells Fargo Emerging Markets Bond Portfolio				97,951
Wells Fargo Factor Enhanced Emerging Markets Portfolio				429,827
Wells Fargo Factor Enhanced International Portfolio				1,409,875
Wells Fargo Factor Enhanced Large Cap Portfolio				2,602,044
Wells Fargo Factor Enhanced Small Cap Portfolio				641,725
Wells Fargo High Yield Corporate Bond Portfolio				97,653
Wells Fargo Investment Grade Corporate Bond Portfolio				605,108
Wells Fargo Strategic Retirement Bond Portfolio				134,026
Wells Fargo U.S. REIT Portfolio				149,789

Total Investment Companies (Cost $7,521,350)				7,334,087

	Yield	Maturity date	Principal
Short-Term Investments: 0.34%

U.S. Treasury Securities: 0.34%
U.S. Treasury Bill #(z)	1.06%	12-6-2018	$21,000	20,996
U.S. Treasury Bill #(z)	2.07	12-18-2018	4,000	3,996

Total Short-Term Investments (Cost $24,992)				24,992

Total investments in securities (Cost $7,546,342)	101.13%	7,359,079
Other assets and liabilities, net	(1.13)	(82,227)

Total net assets	100.00%	$7,276,852

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	1	12-21-2018	$145,567	$137,915	$0	$(7,652)
Short
MSCI EAFE Index	(1)	12-21-2018	(89,503)	(90,815)	0	(1,312)
Russell 2000 E-Mini Index	(1)	12-21-2018	(77,198)	(76,730)	468	0
S&P 500 E-Mini Index	(1)	12-21-2018	(132,549)	(137,915)	0	(5,366)

					$468	$(14,330)

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2025 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	18,750	2,085	20,835	0	$2,554	$3,105	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	39,818	3,334	43,152	0	(3,918)	(7,249)	3,060	0
Wells Fargo Strategic Income Fund Institutional Class *	36,449	3,283	39,732	0	8,749	(8,731)	3,982	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	44,751	4,332	49,083	0	69,800	(67,791)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	23,820	3,641	27,461	0	23,382	(40,192)	3,905	0
Wells Fargo Endeavor Select Fund Institutional Class *	33,222	287	33,509	0	23,753	8,381	0	0
Wells Fargo Enterprise Fund Class R6 *†	4,442	47	4,489	0	52,600	(32,327)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	17,906	192	18,098	0	10,257	9,862	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	21,924	386	22,310	0	36,295	(5,684)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	6,312	143	6,455	0	38,080	(22,561)	0	0

								0	0.00

					$261,552	$(163,187)	$10,947	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	45

DYNAMIC TARGET 2025 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated Income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		16.00%	$(5,998)	$5,893	$(2)	$5,921	$91	$1,166,089
Wells Fargo C&B Large Cap Value Portfolio *	0.02		0.00	3,322	13213	1,318	38	33	0
Wells Fargo Core Bond Portfolio *	0.01		0.00	(3,229)	(1,653)	(4)	4,566	50	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.19	(1,286)	(1,349)	0	1,078	5	97,951
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.16	(12,764)	(4,775)	1,474	197	59	429,827
Wells Fargo Factor Enhanced International Portfolio	0.00		0.17	(12,175)	(111,651)	8,364	1,017	188	1,409,875
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.18	18,801	(101,307)	11,498	390	290	2,602,044
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.19	(939)	(64,932)	2,219	111	102	641,725
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.10	(972)	(2,860)	2	1,224	3	97,653
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.19	(2,593)	(9,851)	4	4,848	15	605,108
Wells Fargo Large Company Value Portfolio *	0.15		0.00	6,009	7,106	1,547	28	25	0
Wells Fargo Real Return Portfolio *	0.22		0.00	(99)	(1,715)	257	1,880	23	0
Wells Fargo Small Company Growth Portfolio *	0.00	**	0.00	7,829	(1,585)	269	36	53	0
Wells Fargo Small Company Value Portfolio *	0.04		0.00	(2,336)	4,543	582	10	54	0
Wells Fargo Strategic Retirement Bond Portfolio	0.00		0.16	(611)	530	0	456	3	134,026
Wells Fargo U.S. REIT Portfolio	0.00		0.29	961	(1,011)	1,207	3	3	149,789

				$(6,080)	$(271,404)	$28,735	$21,803	$997	$7,334,087	100.79%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2030 FUND

Security name				Value

Investment Companies: 100.81%

Affiliated Master Portfolios: 100.81%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$866,918
Wells Fargo Emerging Markets Bond Portfolio				73,081
Wells Fargo Factor Enhanced Emerging Markets Portfolio				457,714
Wells Fargo Factor Enhanced International Portfolio				1,513,213
Wells Fargo Factor Enhanced Large Cap Portfolio				2,670,741
Wells Fargo Factor Enhanced Small Cap Portfolio				660,490
Wells Fargo High Yield Corporate Bond Portfolio				73,081
Wells Fargo Investment Grade Corporate Bond Portfolio				450,457
Wells Fargo Strategic Retirement Bond Portfolio				23,349
Wells Fargo U.S. REIT Portfolio				32,371

Total Investment Companies (Cost $6,995,249)				6,821,415

	Yield	Maturity date	Principal
Short-Term Investments: 0.37%

U.S. Treasury Securities: 0.37%
U.S. Treasury Bill #(z)	1.06%	12-6-2018	$15,000	14,997
U.S. Treasury Bill #(z)	1.81	12-18-2018	10,000	9,991

Total Short-Term Investments (Cost $24,988)				24,988

Total investments in securities (Cost $7,020,237)	101.18%	6,846,403
Other assets and liabilities, net	(1.18)	(80,079)

Total net assets	100.00%	$6,766,324

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	1	12-21-2018	$145,567	$137,915	$0	$(7,652)
Short
MSCI EAFE Index	(1)	12-21-2018	(89,502)	(90,815)	0	(1,313)
Russell 2000 E-Mini Index	(1)	12-21-2018	(75,935)	(76,730)	0	(795)
S&P 500 E-Mini Index	(1)	12-21-2018	(132,549)	(137,915)	0	(5,366)

					$0	$(15,126)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	47

DYNAMIC TARGET 2030 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	12,419	1,323	13,742	0	$2,036	$(5,118)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	26,466	1,610	28,076	0	(2,517)	1,977	2,003	0
Wells Fargo Strategic Income Fund Institutional Class *	24,147	1,991	26,138	0	6,097	(6,090)	2,592	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	47,505	3,101	50,606	0	81,618	(80,005)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	25,336	2,598	27,934	0	28,848	(46,512)	3,935	0
Wells Fargo Endeavor Select Fund Institutional Class *	36,005	0	36,005	0	23,981	10,613	0	0
Wells Fargo Enterprise Fund Class R6 *†	4,769	4	4,773	0	56,236	(34,602)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	19,233	61	19,294	0	10,549	10,900	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	23,729	7	23,736	0	37,909	(5,067)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	6,819	38	6,857	0	42,832	(26,316)	0	0

								0	0.00

					$287,589	$(180,220)	$8,530	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2030 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated Income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		3.00%	$(4,443)	$4,383	$(2)	$4,387	$67	$866,918
Wells Fargo C&B Large Cap Value Portfolio *	0.06		0.00	3,516	13,963	1,395	40	35	0
Wells Fargo Core Bond Portfolio *	0.01		0.00	(2,114)	(1,073)	(3)	2,982	32	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.14	(955)	(997)	0	799	3	73,081
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.17	(13,575)	(5,179)	1,570	210	63	457,714
Wells Fargo Factor Enhanced International Portfolio	0.00		0.18	(13,039)	(125,915)	8,972	1,091	204	1,513,213
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.19	19,332	(104,567)	9,377	401	299	2,670,741
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.19	(957)	(66,679)	2,280	114	105	660,490
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.08	(723)	(2,115)	1	908	2	73,081
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.14	(1,917)	(7,273)	3	3,591	11	450,457
Wells Fargo Large Company Value Portfolio *	0.38		0.00	6,388	7,516	1,640	30	27	0
Wells Fargo Real Return Portfolio *	0.09		0.00	(63)	(1,125)	168	1,227	15	0
Wells Fargo Small Company Growth Portfolio *	0.00	**	0.00	8,447	4,259	290	39	57	0
Wells Fargo Small Company Value Portfolio *	0.10		0.00	(2,489)	4,874	621	11	57	0
Wells Fargo Strategic Retirement Bond Portfolio	0.00		0.03	(106)	92	0	79	0	23,349
Wells Fargo U.S. REIT Portfolio	0.00		0.06	207	(230)	263	1	1	32,371

				$(2,491)	$(280,066)	$26,575	$15,910	$978	$6,821,415	100.81%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	49

DYNAMIC TARGET 2035 FUND

Security name				Value

Investment Companies: 100.88%

Affiliated Master Portfolios: 100.88%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$636,416
Wells Fargo Emerging Markets Bond Portfolio				53,476
Wells Fargo Factor Enhanced Emerging Markets Portfolio				474,136
Wells Fargo Factor Enhanced International Portfolio				1,567,195
Wells Fargo Factor Enhanced Large Cap Portfolio				2,646,649
Wells Fargo Factor Enhanced Small Cap Portfolio				655,893
Wells Fargo High Yield Corporate Bond Portfolio				53,322
Wells Fargo Investment Grade Corporate Bond Portfolio				329,482

Total Investment Companies (Cost $6,588,315)				6,416,569

	Yield	Maturity date	Principal
Short-Term Investments: 0.39%

U.S. Treasury Securities: 0.39%
U.S. Treasury Bill #(z)	1.06%	12-6-2018	$15,000	14,997
U.S. Treasury Bill #(z)	1.83	12-18-2018	10,000	9,991

Total Short-Term Investments (Cost $24,988)				24,988

Total investments in securities (Cost $6,613,303)	101.27%	6,441,557
Other assets and liabilities, net	(1.27)	(80,887)

Total net assets	100.00%	$6,360,670

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	1	12-21-2018	$145,567	$137,915	$0	$(7,652)
Short
MSCI EAFE Index	(1)	12-21-2018	(89,502)	(90,815)	0	(1,313)
Russell 2000 E-Mini Index	(1)	12-21-2018	(75,935)	(76,730)	0	(795)
S&P 500 E-Mini Index	(1)	12-21-2018	(132,549)	(137,915)	0	(5,366)

					$0	$(15,126)

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2035 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	7,674	931	8,605	0	$1,594	$(3,500)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	16,371	1,058	17,429	0	(1,553)	1,218	986	0
Wells Fargo Strategic Income Fund Institutional Class *	14,972	1,488	16,460	0	4,124	(4,113)	1,595	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	49,185	2,473	51,658	0	86,890	(84,967)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	25,961	2,459	28,420	0	32,881	(50,542)	3,953	0
Wells Fargo Endeavor Select Fund Institutional Class *	37,082	0	37,082	0	28,032	7,657	0	0
Wells Fargo Enterprise Fund Class R6 *†	4,955	0	4,955	0	58,354	(35,948)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	19,940	2	19,942	0	10,378	11,789	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	24,470	0	24,470	0	40,682	(6,792)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	6,966	9	6,975	0	44,766	(27,905)	0	0
								0	0.00

					$306,148	$(193,103)	$6,534	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	51

DYNAMIC TARGET 2035 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.09%	$(3,273)	$3,267	$0	$3,187	$50	$636,416
Wells Fargo C&B Large Cap Value Portfolio *	0.06		0.00	3,591	14,277	1,404	0	35	0
Wells Fargo Core Bond Portfolio *	0.00	**	0.00	(1,304)	(678)	0	1,820	20	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.10	(704)	(741)	0	589	2	53,476
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.17	(14,298)	(5,345)	1,338	8	65	474,136
Wells Fargo Factor Enhanced International Portfolio	0.00		0.19	(13,515)	(130,121)	7,455	13	209	1,567,195
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.19	19,143	(103,486)	11,668	28	296	2,646,649
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.19	(950)	(66,316)	2,262	8	105	655,893
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.06	(530)	(1,574)	0	669	2	53,322
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.10	(1,408)	(5,356)	0	2,638	8	329,482
Wells Fargo Large Company Value Portfolio *	0.40		0.00	6,591	7,761	1,691	3	28	0
Wells Fargo Real Return Portfolio *	0.05		0.00	(39)	(700)	99	744	9	0
Wells Fargo Small Company Growth Portfolio *	0.01		0.00	8,654	4,323	291	0	59	0
Wells Fargo Small Company Value Portfolio *	0.10		0.00	(2,558)	5,025	637	0	59	0

				$(600)	$(279,664)	$26,845	$9,707	$947	$6,416,569	100.88%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2040 FUND

Security name				Value

Investment Companies: 100.01%

Affiliated Master Portfolios: 100.01%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$442,498
Wells Fargo Emerging Markets Bond Portfolio				37,289
Wells Fargo Factor Enhanced Emerging Markets Portfolio				503,531
Wells Fargo Factor Enhanced International Portfolio				1,661,230
Wells Fargo Factor Enhanced Large Cap Portfolio				2,726,966
Wells Fargo Factor Enhanced Small Cap Portfolio				675,913
Wells Fargo High Yield Corporate Bond Portfolio				37,194
Wells Fargo Investment Grade Corporate Bond Portfolio				229,591

Total Investment Companies (Cost $6,494,841)				6,314,212

	Yield	Maturity date	Principal
Short-Term Investments: 0.39%

U.S. Treasury Securities: 0.39%
U.S. Treasury Bill #(z)	1.06%	12-6-2018	$21,000	20,996
U.S. Treasury Bill #(z)	1.83	12-18-2018	4,000	3,997

Total Short-Term Investments (Cost $24,993)				24,993

Total investments in securities (Cost $6,519,834)	100.40%	6,339,205
Other assets and liabilities, net	(0.40)	(25,524)

Total net assets	100.00%	$6,313,681

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	1	12-21-2018	$145,567	$137,915	$0	$(7,652)
Short
MSCI EAFE Index	(1)	12-21-2018	(89,088)	(90,815)	0	(1,727)
Russell 2000 E-Mini Index	(1)	12-21-2018	(75,935)	(76,730)	0	(795)
S&P 500 E-Mini Index	(1)	12-21-2018	(132,549)	(137,915)	0	(5,366)

					$0	$(15,540)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	53

DYNAMIC TARGET 2040 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	4,998	758	5,756	0	$799	$(2,055)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	10,460	877	11,337	0	(908)	694	631	0
Wells Fargo Strategic Income Fund Institutional Class *	9,567	1,180	10,747	0	2,576	(2,573)	1,024	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	51,768	2,343	54,111	0	91,843	(90,023)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	27,568	2,177	29,745	0	33,950	(52,848)	4,190	0
Wells Fargo Endeavor Select Fund Institutional Class *	39,834	0	39,834	0	33,494	4,661	0	0
Wells Fargo Enterprise Fund Class R6 *†	5,302	0	5,302	0	62,555	(38,632)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	21,243	7	21,250	0	11,968	11,659	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	26,244	0	26,244	0	42,535	(6,336)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	7,433	14	7,447	0	47,465	(29,472)	0	0
								0	0.00

					$326,277	$(204,925)	$5,845	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2040 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.06%	$(2,286)	$2,278	$0	$2,230	$35	$442,498
Wells Fargo C&B Large Cap Value Portfolio *	0.07		0.00	3,859	15,321	1,508	0	38	0
Wells Fargo Core Bond Portfolio *	0.00	**	0.00	(834)	(431)	0	1,167	13	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.07	(493)	(515)	0	411	2	37,289
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.19	(15,235)	(6,058)	1,433	8	70	503,531
Wells Fargo Factor Enhanced International Portfolio	0.00		0.20	(14,434)	(139,880)	7,967	13	223	1,661,230
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.19	19,904	(108,963)	12,046	29	306	2,726,966
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.20	(976)	(69,143)	2,344	9	108	675,913
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.04	(370)	(1,101)	0	467	1	37,194
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.07	(981)	(3,733)	0	1,842	6	229,591
Wells Fargo Large Company Value Portfolio *	0.42		0.00	7,052	8,289	1,809	3	30	0
Wells Fargo Real Return Portfolio *	0.03		0.00	(25)	(454)	64	480	6	0
Wells Fargo Small Company Growth Portfolio *	0.01		0.00	9,345	4,732	313	0	63	0
Wells Fargo Small Company Value Portfolio *	0.11		0.00	(2,729)	5,366	680	0	63	0

				$1,797	$(294,292)	$28,164	$6,659	$964	$6,314,212	100.01%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	55

DYNAMIC TARGET 2045 FUND

Security name				Value

Investment Companies: 100.17%

Affiliated Master Portfolios: 100.17%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$253,487
Wells Fargo Emerging Markets Bond Portfolio				21,397
Wells Fargo Factor Enhanced Emerging Markets Portfolio				530,366
Wells Fargo Factor Enhanced International Portfolio				1,754,451
Wells Fargo Factor Enhanced Large Cap Portfolio				2,819,760
Wells Fargo Factor Enhanced Small Cap Portfolio				699,645
Wells Fargo High Yield Corporate Bond Portfolio				21,364
Wells Fargo Investment Grade Corporate Bond Portfolio				131,627

Total Investment Companies (Cost $6,426,274)				6,232,097

	Yield	Maturity date	Principal
Short-Term Investments: 0.40%

U.S. Treasury Securities: 0.40%
U.S. Treasury Bill #(z)	1.07%	12-6-2018	$21,000	20,996
U.S. Treasury Bill #(z)	1.83	12-18-2018	4,000	3,997

Total Short-Term Investments (Cost $24,993)				24,993

Total investments in securities (Cost $6,451,267)	100.57%	6,257,090
Other assets and liabilities, net	(0.57)	(35,687)

Total net assets	100.00%	$6,221,403

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	1	12-21-2018	$145,567	$137,915	$0	$(7,652)
Short
MSCI EAFE Index	(1)	12-21-2018	(89,088)	(90,815)	0	(1,727)
Russell 2000 E-Mini Index	(1)	12-21-2018	(76,675)	(76,730)	0	(55)
S&P 500 E-Mini Index	(1)	12-21-2018	(132,549)	(137,915)	0	(5,366)

					$0	$(14,800)

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2045 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	3,470	568	4,038	0	$805	$(1,671)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	7,211	608	7,819	0	(592)	445	431	0
Wells Fargo Strategic Income Fund Institutional Class *	6,601	893	7,494	0	2,011	(2,007)	697	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	52,806	2,917	55,723	0	91,447	(89,622)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	27,934	2,781	30,715	0	33,924	(53,221)	4,302	0
Wells Fargo Endeavor Select Fund Institutional Class *	40,261	0	40,261	0	28,416	10,185	0	0
Wells Fargo Enterprise Fund Class R6 *†	5,297	0	5,297	0	62,634	(38,651)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	21,336	41	21,377	0	11,533	12,270	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	26,499	0	26,499	0	43,054	(6,461)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	7,462	47	7,509	0	47,332	(29,208)	0	0
								0	0.00

					$320,564	$(197,941)	$5,430	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	57

DYNAMIC TARGET 2045 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.03%	$(1,320)	$1,334	$0	$1,287	$20	$253,487
Wells Fargo C&B Large Cap Value Portfolio *	0.07		0.00	3,876	15,401	1,517	0	38	0
Wells Fargo Core Bond Portfolio *	0.00	**	0.00	(570)	(304)	0	796	9	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.04	(284)	(299)	0	238	1	21,397
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.19	(16,088)	(6,579)	1,517	9	74	530,366
Wells Fargo Factor Enhanced International Portfolio	0.00		0.21	(15,337)	(148,849)	8,456	14	236	1,754,451
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.20	20,682	(113,833)	12,458	30	318	2,819,760
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.21	(1,013)	(72,163)	2,437	9	113	699,645
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.02	(213)	(638)	0	270	1	21,364
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.04	(567)	(2,147)	0	1,063	3	131,627
Wells Fargo Large Company Value Portfolio *	0.42		0.00	7,076	8,337	1,816	3	30	0
Wells Fargo Real Return Portfolio *	0.02		0.00	(17)	(311)	44	327	4	0
Wells Fargo Small Company Growth Portfolio *	0.01		0.00	9,453	4,757	317	0	64	0
Wells Fargo Small Company Value Portfolio *	0.11		0.00	(2,767)	5,445	689	0	64	0

				$2,911	$(309,849)	$29,251	$4,046	$975	$6,232,097	100.17%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2050 FUND

Security name				Value

Investment Companies: 100.48%

Affiliated Master Portfolios: 100.48%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$178,833
Wells Fargo Emerging Markets Bond Portfolio				15,096
Wells Fargo Factor Enhanced Emerging Markets Portfolio				535,874
Wells Fargo Factor Enhanced International Portfolio				1,775,168
Wells Fargo Factor Enhanced Large Cap Portfolio				2,825,774
Wells Fargo Factor Enhanced Small Cap Portfolio				701,483
Wells Fargo High Yield Corporate Bond Portfolio				15,072
Wells Fargo Investment Grade Corporate Bond Portfolio				92,863

Total Investment Companies (Cost $6,337,089)				6,140,163

	Yield	Maturity date	Principal
Short-Term Investments: 0.41%

U.S. Treasury Securities: 0.41%
U.S. Treasury Bill #(z)	1.06%	12-6-2018	$25,000	24,996

Total Short-Term Investments (Cost $24,996)				24,996

Total investments in securities (Cost $6,362,085)	100.89%	6,165,159
Other assets and liabilities, net	(0.89)	(54,312)

Total net assets	100.00%	$6,110,847

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	1	12-21-2018	$145,567	$137,915	$0	$(7,652)
Short
MSCI EAFE Index	(1)	12-21-2018	(89,088)	(90,815)	0	(1,727)
Russell 2000 E-Mini Index	(1)	12-21-2018	(76,675)	(76,730)	0	(55)
S&P 500 E-Mini Index	(1)	12-21-2018	(132,549)	(137,915)	0	(5,366)

					$0	$(14,800)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	59

DYNAMIC TARGET 2050 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	3,080	510	3,590	0	$834	$(1,598)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	6,522	573	7,095	0	(524)	392	387	0
Wells Fargo Strategic Income Fund Institutional Class *	5,967	823	6,790	0	1,948	(1,945)	627	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	52,267	2,930	55,197	0	90,102	(88,292)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	27,692	2,724	30,416	0	33,824	(52,942)	4,257	0
Wells Fargo Endeavor Select Fund Institutional Class *	40,193	0	40,193	0	26,172	12,159	0	0
Wells Fargo Enterprise Fund Class R6 *†	5,295	0	5,295	0	62,253	(38,398)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	21,326	28	21,354	0	11,354	12,317	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	26,450	5	26,455	0	42,008	(5,644)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	7,448	41	7,489	0	46,936	(28,883)	0	0

								0	0.00

					$314,907	$(192,834)	$5,271	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2050 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.02%	$(963)	$936	$0	$900	$14	$178,833
Wells Fargo C&B Large Cap Value Portfolio *	0.07		0.00	3,863	15,346	1,511	0	38	0
Wells Fargo Core Bond Portfolio *	0.00	**	0.00	(513)	(267)	0	716	8	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.03	(200)	(208)	0	167	1	15,096
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.20	(16,124)	(6,584)	1,528	9	75	535,874
Wells Fargo Factor Enhanced International Portfolio	0.00		0.21	(15,465)	(150,283)	8,530	14	238	1,775,168
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.20	20,695	(113,820)	12,438	30	318	2,825,774
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.21	(1,009)	(72,113)	2,437	9	113	701,483
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.02	(150)	(447)	0	189	0	15,072
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.03	(398)	(1,503)	0	745	2	92,863
Wells Fargo Large Company Value Portfolio *	0.42		0.00	7,058	8,293	1,808	3	30	0
Wells Fargo Real Return Portfolio *	0.02		0.00	(15)	(277)	39	295	4	0
Wells Fargo Small Company Growth Portfolio *	0.01		0.00	9,290	4,748	311	0	63	0
Wells Fargo Small Company Value Portfolio *	0.11		0.00	(2,733)	5,425	682	0	63	0

				$3,336	$(310,754)	$29,284	$3,077	$967	$6,140,163	100.48%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	61

DYNAMIC TARGET 2055 FUND

Security name				Value

Investment Companies: 100.18%

Affiliated Master Portfolios: 100.18%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$176,937
Wells Fargo Emerging Markets Bond Portfolio				14,937
Wells Fargo Factor Enhanced Emerging Markets Portfolio				531,774
Wells Fargo Factor Enhanced International Portfolio				1,761,125
Wells Fargo Factor Enhanced Large Cap Portfolio				2,804,141
Wells Fargo Factor Enhanced Small Cap Portfolio				696,268
Wells Fargo High Yield Corporate Bond Portfolio				14,914
Wells Fargo Investment Grade Corporate Bond Portfolio				91,887

Total Investment Companies (Cost $6,285,944)				6,091,983

	Yield	Maturity date	Principal
Short-Term Investments: 0.41%

U.S. Treasury Securities: 0.41%
U.S. Treasury Bill #(z)	1.06%	12-6-2018	$21,000	20,996
U.S. Treasury Bill #(z)	1.80	12-18-2018	4,000	3,996

Total Short-Term Investments (Cost $24,992)				24,992

Total investments in securities (Cost $6,310,936)	100.59%	6,116,975
Other assets and liabilities, net	(0.59)	(36,045)

Total net assets	100.00%	$6,080,930

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	1	12-21-2018	$145,567	$137,915	$0	$(7,652)
Short
MSCI EAFE Index	(1)	12-21-2018	(89,088)	(90,815)	0	(1,727)
Russell 2000 E-Mini Index	(1)	12-21-2018	(76,675)	(76,730)	0	(55)
S&P 500 E-Mini Index	(1)	12-21-2018	(132,549)	(137,915)	0	(5,366)

					$0	$(14,800)

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2055 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	3,030	539	3,569	0	$819	$(1,575)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	6,415	302	6,717	0	(515)	385	384	0
Wells Fargo Strategic Income Fund Institutional Class *	5,869	853	6,722	0	1,958	(1,955)	619	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	51,370	2,974	54,344	0	89,749	(87,960)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	27,223	2,697	29,920	0	33,448	(52,250)	4,184	0
Wells Fargo Endeavor Select Fund Institutional Class *	39,651	0	39,651	0	24,724	13,327	0	0
Wells Fargo Enterprise Fund Class R6 *†	5,220	0	5,220	0	61,604	(37,963)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	20,960	32	20,992	0	11,038	12,349	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	26,111	0	26,111	0	41,439	(5,351)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	7,316	43	7,359	0	46,922	(29,153)	0	0

								0	0.00

					$311,186	$(190,146)	$5,187	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	63

DYNAMIC TARGET 2055 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.02%	$(954)	$927	$0	$893	$14	$176,937
Wells Fargo C&B Large Cap Value Portfolio *	0.07		0.00	3,802	15,110	1,488	0	37	0
Wells Fargo Core Bond Portfolio *	0.00	**	0.00	(507)	(270)	0	707	8	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.03	(198)	(207)	0	165	0	14,937
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.19	(15,930)	(7,816)	1,516	9	74	531,774
Wells Fargo Factor Enhanced International Portfolio	0.00		0.21	(15,340)	(145,937)	8,462	14	237	1,761,125
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.20	20,482	(114,466)	12,339	30	317	2,804,141
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.20	(999)	(71,860)	2,417	9	112	696,268
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.02	(149)	(444)	0	187	0	14,914
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.03	(394)	(1,490)	0	737	3	91,887
Wells Fargo Large Company Value Portfolio *	0.42		0.00	6,951	8,095	1,785	0	29	0
Wells Fargo Real Return Portfolio *	0.02		0.00	(15)	(268)	39	291	4	0
Wells Fargo Small Company Growth Portfolio *	0.01		0.00	9,290	4,673	311	0	63	0
Wells Fargo Small Company Value Portfolio *	0.11		0.00	(2,709)	5,326	675	0	62	0

				$3,330	$(308,627)	$29,032	$3,042	$960	$6,091,983	100.18%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2060 FUND

Security name				Value

Investment Companies: 100.46%

Affiliated Master Portfolios: 100.46%
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio				$178,975
Wells Fargo Emerging Markets Bond Portfolio				15,109
Wells Fargo Factor Enhanced Emerging Markets Portfolio				537,308
Wells Fargo Factor Enhanced International Portfolio				1,779,897
Wells Fargo Factor Enhanced Large Cap Portfolio				2,833,337
Wells Fargo Factor Enhanced Small Cap Portfolio				703,294
Wells Fargo High Yield Corporate Bond Portfolio				15,085
Wells Fargo Investment Grade Corporate Bond Portfolio				92,942

Total Investment Companies (Cost $6,354,431)				6,155,947

	Yield	Maturity date	Principal
Short-Term Investments: 0.41%

U.S. Treasury Securities: 0.41%
U.S. Treasury Bill #(z)	1.06%	12-6-2018	$25,000	24,996

Total Short-Term Investments (Cost $24,996)				24,996

Total investments in securities (Cost $6,379,427)	100.87%	6,180,943
Other assets and liabilities, net	(0.87)	(53,328)

Total net assets	100.00%	$6,127,615

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	1	12-21-2018	$145,567	$137,915	$0	$(7,652)
Short
MSCI EAFE Index	(1)	12-21-2018	(89,088)	(90,815)	0	(1,727)
Russell 2000 E-Mini Index	(1)	12-21-2018	(76,675)	(76,730)	0	(55)
S&P 500 E-Mini Index	(1)	12-21-2018	(132,549)	(137,915)	0	(5,366)

					$0	$(14,800)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	65

DYNAMIC TARGET 2060 FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo International Bond Fund Class R6 *†	3,093	524	3,617	0	$822	$(1,592)	$0	$0
Wells Fargo Short-Term Bond Fund Institutional Class *	6,549	308	6,857	0	(529)	395	390	0
Wells Fargo Strategic Income Fund Institutional Class *	5,992	861	6,853	0	1,958	(1,954)	629	0

								0	0.00%

Stock Funds
Wells Fargo Diversified International Fund Class R6 *	52,343	3,062	55,405	0	91,694	(89,895)	0	0
Wells Fargo Emerging Markets Equity Income Fund Class R6 *	27,921	2,671	30,592	0	33,933	(53,212)	4,288	0
Wells Fargo Endeavor Select Fund Institutional Class *	40,259	0	40,259	0	24,575	13,759	0	0
Wells Fargo Enterprise Fund Class R6 *†	5,322	0	5,322	0	62,628	(38,650)	0	0
Wells Fargo Intrinsic Value Fund Class R6 *	21,445	13	21,458	0	11,455	12,330	0	0
Wells Fargo Premier Large Company Growth Fund Class R6 *†	26,513	0	26,513	0	41,744	(5,357)	0	0
Wells Fargo Special Mid Cap Value Fund Class R6 *	7,502	35	7,537	0	47,269	(29,121)	0	0

								0	0.00

					$315,549	$(193,297)	$5,307	$0	0.00%

*	No longer held at the end of the period

†	Non-income-earning security

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—November 30, 2018 (unaudited)

DYNAMIC TARGET 2060 FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.00%		0.02%	$(928)	$931	$0	$903	$14	$178,975
Wells Fargo C&B Large Cap Value Portfolio *	0.07		0.00	3,891	15,456	1,522	0	38	0
Wells Fargo Core Bond Portfolio *	0.00	**	0.00	(515)	(274)	0	719	8	0
Wells Fargo Emerging Markets Bond Portfolio	0.00		0.03	(200)	(209)	0	175	1	15,109
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00		0.20	(15,901)	(7,954)	1,576	9	75	537,308
Wells Fargo Factor Enhanced International Portfolio	0.00		0.21	(15,447)	(147,597)	8,565	14	239	1,779,897
Wells Fargo Factor Enhanced Large Cap Portfolio	0.00		0.20	20,971	(116,336)	12,449	30	310	2,833,337
Wells Fargo Factor Enhanced Small Cap Portfolio	0.00		0.21	(1,010)	(72,729)	2,446	9	113	703,294
Wells Fargo High Yield Corporate Bond Portfolio	0.00		0.01	(150)	(448)	0	189	0	15,085
Wells Fargo Investment Grade Corporate Bond Portfolio	0.00		0.03	(399)	(1,508)	0	749	2	92,942
Wells Fargo Large Company Value Portfolio *	0.43		0.00	7,102	8,240	1,819	3	30	0
Wells Fargo Real Return Portfolio *	0.02		0.00	(16)	(272)	39	296	4	0
Wells Fargo Small Company Growth Portfolio *	0.01		0.00	9,307	4,695	312	0	63	0
Wells Fargo Small Company Value Portfolio *	0.11		0.00	(2,738)	5,395	682	0	63	0

				$3,967	$(312,610)	$29,410	$3,096	$960	$6,155,947	100.46%

*	No longer held at the end of the period

**	The amount owned is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

68	Wells Fargo Dynamic Target Date Funds	Statements of assets and liabilities—November 30, 2018 (unaudited)

	Dynamic Target Today Fund	Dynamic Target 2015 Fund

Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$5,742,567	$5,904,511
Investments in unaffiliated securities, at value (see cost below)	23,985	24,996
Segregated cash for futures contracts	10,000	10,000
Receivable for investments sold	0	0
Receivable for daily variation margin on open futures contracts	705	1,155
Receivable from manager	18,378	17,899
Prepaid expenses and other assets	64,576	60,343

Total assets	5,860,211	6,018,904

Liabilities
Administration fees payable	232	240
Payable for daily variation margin on open futures contracts	860	1,500
Distribution fee payable	71	73
Shareholder report expenses payable	56,066	53,990
Custodian and accounting fees payable	37,417	36,888
Professional fees payable	34,096	34,096
Trustees’ fees and expenses payable	469	469
Accrued expenses and other liabilities	117	123

Total liabilities	129,328	127,379

Total net assets	$5,730,883	$5,891,525

NET ASSETS CONSIST OF
Paid-in capital	$5,301,991	$5,301,624
Total distributable earnings	428,892	589,901

Total net assets	$5,730,883	$5,891,525

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$383,231	$406,763
Shares outstanding – Class A1	35,459	36,819
Net asset value per share – Class A	$10.81	$11.05
Maximum offering price per share – Class A2	$11.47	$11.72
Net assets – Class C	$108,770	$111,510
Shares outstanding – Class C1	10,163	10,180
Net asset value per share – Class C	$10.70	$10.95
Net assets – Class R4	$111,125	$113,972
Share outstanding – Class R4[1]	10,279	10,296
Net asset value per share – Class R4	$10.81	$11.07
Net assets – Class R6	$5,127,757	$5,259,280
Shares outstanding – Class R6[1]	473,623	474,416
Net asset value per share – Class R6	$10.83	$11.09

Investments in affiliated Master Portfolios, at cost	$5,821,819	$5,997,343

Investments in unaffiliated securities, at cost	$23,985	$24,996

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	69

Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund

$6,027,269	$7,334,087	$6,821,415	$6,416,569	$6,314,212	$6,232,097	$6,140,163
24,991	24,992	24,988	24,988	24,993	24,993	24,996
10,000	10,000	10,000	10,000	10,000	10,000	10,000
5,999	9,998	9,998	9,998	9,998	9,998	9,998
1,155	1,155	1,155	1,155	1,155	1,155	1,155
17,408	19,784	19,921	19,970	17,991	18,426	19,204
68,484	23,496	20,956	16,563	50,468	53,426	29,632

6,155,306	7,423,512	6,908,433	6,499,243	6,428,817	6,350,095	6,235,148

249	464	352	269	256	241	217
1,060	1,060	1,500	1,498	1,499	1,059	1,060
74	92	77	78	78	78	78
54,466	57,643	57,891	58,318	45,306	57,715	61,545
36,636	35,746	35,493	35,843	35,550	35,220	36,807
27,022	41,544	41,544	41,544	32,061	34,096	19,551
469	333	333	333	255	169	258
130	9,778	4,919	690	131	114	4,785

120,106	146,660	142,109	138,573	115,136	128,692	124,301

$6,035,200	$7,276,852	$6,766,324	$6,360,670	$6,313,681	$6,221,403	$6,110,847

$5,363,249	$6,521,271	$5,906,427	$5,454,744	$5,370,008	$5,276,992	$5,182,584
671,951	755,581	859,897	905,926	943,673	944,411	928,263

$6,035,200	$7,276,852	$6,766,324	$6,360,670	$6,313,681	$6,221,403	$6,110,847

$441,172	$1,577,666	$998,474	$521,554	$436,491	$322,556	$214,814
39,499	139,188	86,895	44,905	37,375	27,535	18,347
$11.17	$11.33	$11.49	$11.61	$11.68	$11.71	$11.71
$11.85	$12.02	$12.19	$12.32	$12.39	$12.42	$12.42
$113,751	$140,521	$117,648	$119,215	$119,432	$120,593	$120,526
10,250	12,483	10,298	10,328	10,278	10,364	10,364
$11.10	$11.26	$11.42	$11.54	$11.62	$11.64	$11.63
$116,240	$117,902	$119,838	$121,316	$122,117	$122,548	$122,490
10,356	10,347	10,369	10,388	10,387	10,408	10,410
$11.22	$11.39	$11.56	$11.68	$11.76	$11.77	$11.77
$5,364,037	$5,440,763	$5,530,364	$5,598,585	$5,635,641	$5,655,706	$5,653,017
477,115	476,727	477,709	478,582	478,520	479,504	479,600
$11.24	$11.41	$11.58	$11.70	$11.78	$11.79	$11.79

$6,139,032	$7,521,350	$6,995,249	$6,588,315	$6,494,841	$6,426,274	$6,337,089

$24,991	$24,992	$24,988	$24,988	$24,993	$24,993	$24,996

The accompanying notes are an integral part of these financial statements.

70	Wells Fargo Dynamic Target Date Funds	Statements of assets and liabilities—November 30, 2018 (unaudited)

	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund

Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$6,091,983	$6,155,947
Investments in unaffiliated securities, at value (see cost below)	24,992	24,996
Segregated cash for futures contracts	10,000	10,000
Receivable for investments sold	9,998	9,998
Receivable for daily variation margin on open futures contracts	1,155	1,155
Receivable from manager	18,565	19,144
Prepaid expenses and other assets	48,614	30,225

Total assets	6,205,307	6,251,465

Liabilities
Administration fees payable	211	219
Payable for daily variation margin on open futures contracts	1,060	1,060
Distribution fee payable	78	78
Shareholder report expenses payable	61,503	62,494
Custodian and accounting fees payable	36,802	35,386
Professional fees payable	19,550	19,550
Trustees’ fees and expenses payable	258	258
Accrued expenses and other liabilities	4,915	4,805

Total liabilities	124,377	123,850

Total net assets	$6,080,930	$6,127,615

NET ASSETS CONSIST OF
Paid-in capital	$5,156,031	$5,200,518
Total distributable earnings	924,899	927,097

Total net assets	$6,080,930	$6,127,615

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$187,223	$225,112
Shares outstanding – Class A1	15,983	19,244
Net asset value per share – Class A	$11.71	$11.70
Maximum offering price per share – Class A2	$12.42	$12.41
Net assets – Class C	$119,760	$119,985
Shares outstanding – Class C1	10,305	10,321
Net asset value per share – Class C	$11.62	$11.63
Net assets – Class R4	$122,457	$122,642
Share outstanding – Class R4[1]	10,413	10,424
Net asset value per share – Class R4	$11.76	$11.76
Net assets – Class R6	$5,651,490	$5,659,876
Shares outstanding – Class R6[1]	479,736	480,261
Net asset value per share – Class R6	$11.78	$11.79

Investments in affiliated Master Portfolios, at cost	$6,285,944	$6,354,431

Investments in unaffiliated securities, at cost	$24,992	$24,996

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

72	Wells Fargo Dynamic Target Date Funds	Statements of operations—six months ended November 30, 2018 (unaudited)

	Dynamic Target Today Fund	Dynamic Target 2015 Fund

Investment income
Interest allocated from affiliated Master Portfolios	$30,620	$25,202
Dividends from unaffiliated Underlying Funds	13,692	13,342
Dividends allocated from affiliated Master Portfolios*	12,773	16,827
Dividends from affiliated Underlying Funds	11,702	10,500
Affiliated income allocated from affiliated Master Portfolios	627	696
Interest	133	166
Expenses allocated from affiliated Master Portfolios	(3,712)	(3,917)
Waivers allocated from affiliated Master Portfolios	338	372

Total investment income	66,173	63,188

Expenses
Management fee	5,264	5,450
Administration fees
Class A	394	453
Class C	117	120
Class R4	45	47
Class R6	785	807
Shareholder servicing fees
Class A	469	540
Class C	139	143
Class R4	57	58
Distribution fee
Class C	418	429
Custody and accounting fees	13,144	13,150
Professional fees	21,118	21,118
Registration fees	35,030	32,789
Shareholder report expenses	25,719	25,645
Trustees’ fees and expenses	11,156	11,156
Other fees and expenses	1,813	1,141

Total expenses	115,668	113,046
Less: Fee waivers and/or expense reimbursements	(111,934)	(109,084)

Net expenses	3,734	3,962

Net investment income	62,439	59,226

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(18,935)	4,736
Unaffiliated Underlying Funds	207,820	258,490
Affiliated Underlying Funds	132,905	203,123
Futures contracts	(3,034)	(2,294)

Net realized gains on investments	318,756	464,055

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(119,198)	(153,510)
Unaffiliated Underlying Funds	(162,717)	(232,400)
Affiliated Underlying Funds	(98,016)	(131,116)
Futures contracts	2,859	(975)

Net change in unrealized gains (losses) on investments	(377,072)	(518,001)

Net realized and unrealized gains (losses) on investments	(58,316)	(53,946)

Net increase (decrease) in net assets resulting from operations	$4,123	$5,280

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$419	$558

The accompanying notes are an integral part of these financial statements.

Statements of operations—six months ended November 30, 2018 (unaudited)	Wells Fargo Dynamic Target Date Funds	73

Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund

$21,458	$21,803	$15,910	$9,707	$6,659	$4,046	$3,077
11,981	9,563	9,928	10,235	9,803	9,519	9,422
19,383	28,735	26,575	26,845	28,164	29,251	29,284
10,262	10,947	8,530	6,534	5,845	5,430	5,271
758	997	978	947	964	975	967
173	279	187	190	197	208	208
(4,052)	(5,003)	(4,716)	(4,479)	(4,536)	(4,533)	(4,484)
395	502	484	473	486	495	493

60,358	67,823	57,876	50,452	47,582	45,391	44,238

5,587	6,742	6,260	5,862	5,898	5,813	5,711

487	1,695	1,049	507	493	366	243
123	157	128	129	130	131	131
47	48	49	50	50	51	51
824	838	854	865	872	876	876

579	2,018	1,249	603	587	435	290
146	187	152	154	154	156	156
60	60	62	62	63	63	63

438	560	455	462	463	466	467
13,150	13,154	13,154	13,150	13,150	13,148	13,450
18,584	26,609	26,609	26,609	20,563	21,118	18,189
32,129	36,312	36,850	36,850	33,544	34,493	38,312
25,504	25,770	25,641	25,641	25,717	25,563	27,545
11,156	10,828	10,828	10,828	10,461	11,156	12,188
1,494	3,236	3,236	3,235	1,312	1,621	1,814

110,308	128,214	126,576	125,007	113,457	115,456	119,486
(106,081)	(120,809)	(120,793)	(120,567)	(108,947)	(111,399)	(115,780)

4,227	7,405	5,783	4,440	4,510	4,057	3,706

56,131	60,418	52,093	46,012	43,072	41,334	40,532

(8,773)	(6,080)	(2,491)	(600)	1,797	2,911	3,336
349,773	445,002	493,523	520,737	553,842	554,859	550,045
213,257	261,552	287,589	306,148	326,277	320,564	314,907
4,826	(141)	(674)	521	(2,540)	(855)	(19)

559,083	700,333	777,947	826,806	879,376	877,479	868,269

(185,410)	(271,404)	(280,066)	(279,664)	(294,292)	(309,849)	(310,754)
(274,611)	(341,013)	(383,516)	(406,910)	(434,150)	(433,726)	(429,583)
(144,626)	(163,187)	(180,220)	(193,103)	(204,925)	(197,941)	(192,834)
(4,243)	(4,640)	(5,904)	(5,902)	(6,318)	(5,578)	(5,578)

(608,890)	(780,244)	(849,706)	(885,579)	(939,685)	(947,094)	(938,749)

(49,807)	(79,911)	(71,759)	(58,773)	(60,309)	(69,615)	(70,480)

$6,324	$(19,493)	$(19,666)	$(12,761)	$(17,237)	$(28,281)	$(29,948)

$693	$1,038	$1,108	$1,140	$1,216	$1,287	$1,297

The accompanying notes are an integral part of these financial statements.

74	Wells Fargo Dynamic Target Date Funds	Statements of operations—six months ended November 30, 2018 (unaudited)

	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund

Investment income
Interest allocated from affiliated Master Portfolios	$3,042	$3,096
Dividends from unaffiliated Underlying Funds	9,279	9,433
Dividends allocated from affiliated Master Portfolios*	29,032	29,410
Dividends from affiliated Underlying Funds	5,187	5,307
Affiliated income allocated from affiliated Master Portfolios	960	960
Interest	208	208
Expenses allocated from affiliated Master Portfolios	(4,443)	(4,500)
Waivers allocated from affiliated Master Portfolios	488	494

Total investment income	43,753	44,408

Expenses
Management fee	5,666	5,734
Administration fees
Class A	196	259
Class C	130	131
Class R4	51	51
Class R6	876	878
Shareholder servicing fees
Class A	233	309
Class C	155	156
Class R4	63	64
Distribution fee
Class C	465	467
Custody and accounting fees	13,451	13,148
Professional fees	18,189	18,189
Registration fees	34,693	38,243
Shareholder report expenses	27,545	27,545
Trustees’ fees and expenses	12,188	12,188
Other fees and expenses	1,746	1,841

Total expenses	115,647	119,203
Less: Fee waivers and/or expense reimbursements	(112,038)	(115,450)

Net expenses	3,609	3,753

Net investment income	40,144	40,655

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	3,330	3,967
Unaffiliated Underlying Funds	545,179	556,290
Affiliated Underlying Funds	311,186	315,549
Futures contracts	15	(4,123)

Net realized gains on investments	859,710	871,683

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(308,627)	(312,610)
Unaffiliated Underlying Funds	(426,152)	(435,813)
Affiliated Underlying Funds	(190,146)	(193,297)
Futures contracts	(5,578)	(5,578)

Net change in unrealized gains (losses) on investments	(930,503)	(947,298)

Net realized and unrealized gains (losses) on investments	(70,793)	(75,615)

Net decrease in net assets resulting from operations	$(30,649)	$(34,960)

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$1,287	$1,302

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	75

	Dynamic Target Today Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$62,439		$100,782
Net realized gains on investments		318,756		134,802
Net change in unrealized gains (losses) on investments		(377,072)		62,695

Net increase in net assets resulting from operations		4,123		298,279

Distributions to shareholders from net investment income and net realized gains
Class A		0		(8,659)
Class C		0		(2,744)
Class R4		0		(3,896)
Class R6		0		(187,081)

Total distributions to shareholders		0		(202,380)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,333	25,058	15,000	163,052

Reinvestment of distributions
Class A	0	0	460	5,007

Payment for shares redeemed
Class A	(2,369)	(25,627)	(2,288)	(25,033)
Class R	N/A	N/A	(10,219)[2]	(111,799)[2]

		(25,627)		(136,832)

Net increase (decrease) in net assets resulting from capital share transactions		(569)		31,227

Total increase in net assets		3,554		127,126

Net assets
Beginning of period		5,727,329		5,600,203

End of period		$5,730,883		$5,727,329

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $23,461. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2015 Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$59,226		$98,476
Net realized gains on investments		464,055		185,614
Net change in unrealized gains (losses) on investments		(518,001)		123,486

Net increase in net assets resulting from operations		5,280		407,576

Distributions to shareholders from net investment income and net realized gains
Class A		0		(17,269)
Class C		0		(3,262)
Class R4		0		(4,434)
Class R6		0		(212,012)

Total distributions to shareholders		0		(236,977)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,093	34,587	20,386	225,685

Reinvestment of distributions
Class A	0	0	1,177	13,065

Payment for shares redeemed
Class A	(7,518)	(83,979)	(14,072)	(157,011)
Class R	N/A	N/A	(10,237)[2]	(114,241)[2]

		(83,979)		(271,252)

Net decrease in net assets resulting from capital share transactions		(49,392)		(32,502)

Total increase (decrease) in net assets		(44,112)		138,097

Net assets
Beginning of period		5,935,637		5,797,540

End of period		$5,891,525		$5,935,637

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $18,398. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	77

	Dynamic Target 2020 Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$56,131		$94,850
Net realized gains on investments		559,083		207,399
Net change in unrealized gains (losses) on investments		(608,890)		178,376

Net increase in net assets resulting from operations		6,324		480,625

Distributions to shareholders from net investment income and net realized gains
Class A		0		(17,727)
Class C		0		(3,584)
Class R4		0		(4,812)
Class R6		0		(229,454)

Total distributions to shareholders		0		(255,577)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,993	22,325	37,638	417,972

Reinvestment of distributions
Class A	0	0	1,179	13,202

Payment for shares redeemed
Class A	(10,800)	(122,831)	(25,710)	(288,158)
Class R	N/A	N/A	(10,299)[2]	(116,280)[2]

		(122,831)		(404,438)

Net increase (decrease) in net assets resulting from capital share transactions		(100,506)		26,736

Total increase (decrease) in net assets		(94,182)		251,784

Net assets
Beginning of period		6,129,382		5,877,598

End of period		$6,035,200		$6,129,382

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $14,722. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 2, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2025 Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$60,418		$95,477
Net realized gains on investments		700,333		233,441
Net change in unrealized gains (losses) on investments		(780,244)		227,374

Net increase (decrease) in net assets resulting from operations		(19,493)		556,292

Distributions to shareholders from net investment income and net realized gains
Class A		0		(30,732)
Class C		0		(4,346)
Class R4		0		(5,079)
Class R6		0		(241,848)

Total distributions to shareholders		0		(282,005)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,652	99,676	103,325	1,193,158
Class C	2,239	25,837	40	460

		125,513		1,193,618

Reinvestment of distributions
Class A	0	0	2,278	25,877
Class C	0	0	0	0

		0		25,877

Payment for shares redeemed
Class A	(969)	(11,250)	(20,981)	(239,625)
Class C	(1,246)	(13,796)	0	0
Class R	N/A	N/A	(10,291)[2]	(117,732)[2]

		(25,046)		(357,357)

Net increase in net assets resulting from capital share transactions		100,467		862,138

Total increase in net assets		80,974		1,136,425

Net assets
Beginning of period		7,195,878		6,059,453

End of period		$7,276,852		$7,195,878

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $12,057. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	79

	Dynamic Target 2030 Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$52,093		$90,167
Net realized gains on investments		777,947		271,306
Net change in unrealized gains (losses) on investments		(849,706)		288,238

Net increase (decrease) in net assets resulting from operations		(19,666)		649,711

Distributions to shareholders from net investment income and net realized gains
Class A		0		(33,469)
Class C		0		(4,147)
Class R4		0		(5,342)
Class R6		0		(253,969)

Total distributions to shareholders		0		(296,927)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,581	111,261	42,081	487,575
Class C	0	0	23	253

		111,261		487,828

Reinvestment of distributions
Class A	0	0	2,468	28,325

		0		28,325

Payment for shares redeemed
Class A	(2,110)	(24,840)	(14,800)	(168,809)
Class C	0	0	(1)	(10)
Class R	N/A	N/A	(10,313)[2]	(119,216)[2]

		(24,840)		(288,035)

Net increase in net assets resulting from capital share transactions		86,421		228,118

Total increase in net assets		66,755		580,902

Net assets
Beginning of period		6,699,569		6,118,667

End of period		$6,766,324		$6,699,569

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $6,806. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2035 Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$46,012		$84,130
Net realized gains on investments		826,806		281,177
Net change in unrealized gains (losses) on investments		(885,579)		319,827

Net increase (decrease) in net assets resulting from operations		(12,761)		685,134

Distributions to shareholders from net investment income and net realized gains
Class A		0		(20,258)
Class C		0		(4,536)
Class R4		0		(5,751)
Class R6		0		(272,883)

Total distributions to shareholders		0		(303,428)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,396	74,318	11,749	136,284
Class C	17	208	33	371

		74,526		136,655

Reinvestment of distributions
Class A	0	0	1,274	14,733

Payment for shares redeemed
Class A	(352)	(4,000)	(4,960)	(57,989)
Class C	0	0	(1)	(10)
Class R	N/A	N/A	(10,332)[2]	(120,471)[2]

		(4,000)		(178,470)

Net increase (decrease) in net assets resulting from capital share transactions		70,526		(27,082)

Total increase in net assets		57,765		354,624

Net assets
Beginning of period		6,302,905		5,948,281

End of period		$6,360,670		$6,302,905

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $3,822. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	81

	Dynamic Target 2040 Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$43,072		$81,629
Net realized gains on investments		879,376		289,487
Net change in unrealized gains (losses) on investments		(939,685)		345,801

Net increase (decrease) in net assets resulting from operations		(17,237)		716,917

Distributions to shareholders from net investment income and net realized gains
Class A		0		(23,446)
Class C		0		(4,589)
Class R4		0		(5,818)
Class R6		0		(276,025)

Total distributions to shareholders		0		(309,878)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	772	9,013	22,665	262,751

Reinvestment of distributions
Class A	0	0	1,531	17,789

Payment for shares redeemed
Class A	(3,652)	(44,478)	(11,843)	(133,335)
Class R	N/A	N/A	(10,331)[2]	(121,078)[2]

		(44,478)		(254,413)

Net increase (decrease) in net assets resulting from capital share transactions		(35,465)		26,127

Total increase (decrease) in net assets		(52,702)		433,166

Net assets
Beginning of period		6,366,383		5,933,217

End of period		$6,313,681		$6,366,383

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $1,231. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2045 Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$41,334		$79,429
Net realized gains on investments		877,479		303,822
Net change in unrealized gains (losses) on investments		(947,094)		339,121

Net increase (decrease) in net assets resulting from operations		(28,281)		722,372

Distributions to shareholders from net investment income and net realized gains
Class A		0		(12,713)
Class C		0		(4,745)
Class R4		0		(5,966)
Class R6		0		(282,869)

Total distributions to shareholders		0		(306,293)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,420	28,607	7,143	83,118
Class C	64	767	107	1,260

		29,374		84,378

Reinvestment of distributions
Class A	0	0	602	7,025

Payment for shares redeemed
Class A	(2,630)	(30,161)	(87)	(1,040)
Class C	0	0	(107)	(1,258)
Class R	N/A	N/A	(10,352)[2]	(121,641)[2]

		(30,161)		(123,939)

Net decrease in net assets resulting from capital share transactions		(787)		(32,536)

Total increase (decrease) in net assets		(29,068)		383,543

Net assets
Beginning of period		6,250,471		5,866,928

End of period		$6,221,403		$6,250,471

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $589. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	83

	Dynamic Target 2050 Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$40,532		$78,691
Net realized gains on investments		868,269		300,614
Net change in unrealized gains (losses) on investments		(938,749)		334,798

Net increase (decrease) in net assets resulting from operations		(29,948)		714,103

Distributions to shareholders from net investment income and net realized gains
Class A		0		(8,611)
Class C		0		(4,797)
Class R4		0		(6,031)
Class R6		0		(285,870)

Total distributions to shareholders		0		(305,309)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	756	9,009	10,646	126,421
Class C	62	749	0	0

		9,758		126,421

Reinvestment of distributions
Class A	0	0	241	2,807

Payment for shares redeemed
Class A	(4,114)	(49,794)	(1,328)	(15,284)
Class R	N/A	N/A	(10,355)[2]	(121,770)[2]

		(49,794)		(137,054)

Net decrease in net assets resulting from capital share transactions		(40,036)		(7,826)

Total increase (decrease) in net assets		(69,984)		400,968

Net assets
Beginning of period		6,180,831		5,779,863

End of period		$6,110,847		$6,180,831

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $583. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2055 Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$40,144		$78,193
Net realized gains on investments		859,710		301,891
Net change in unrealized gains (losses) on investments		(930,503)		331,888

Net increase (decrease) in net assets resulting from operations		(30,649)		711,972

Distributions to shareholders from net investment income and net realized gains
Class A		0		(7,154)
Class C		0		(4,817)
Class R4		0		(6,052)
Class R6		0		(286,844)

Total distributions to shareholders		0		(304,867)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,539	18,310	2,190	25,733

Reinvestment of distributions
Class A	0	0	121	1,413

Payment for shares redeemed
Class A	0	0	(1)	(10)
Class R	N/A	N/A	(10,358)[2]	(121,701)[2]

		0		(121,711)

Net increase (decrease) in net assets resulting from capital share transactions		18,310		(94,565)

Total increase (decrease) in net assets		(12,339)		312,540

Net assets
Beginning of period		6,093,269		5,780,729

End of period		$6,080,930		$6,093,269

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $573. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	85

	Dynamic Target 2060 Fund
	Six months ended November 30, 2018 (unaudited)		Year ended May 31, 2018[1]

Operations
Net investment income		$40,655		$79,482
Net realized gains on investments		871,683		296,222
Net change in unrealized gains (losses) on investments		(947,298)		344,108

Net increase (decrease) in net assets resulting from operations		(34,960)		719,812

Distributions to shareholders from net investment income and net realized gains
Class A		0		(12,696)
Class C		0		(4,746)
Class R4		0		(5,982)
Class R6		0		(283,632)

Total distributions to shareholders		0		(307,056)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	455	5,459	15,177	179,059
Class C	0	0	5	51

		5,459		179,110

Reinvestment of distributions
Class A	0	0	585	6,830

Payment for shares redeemed
Class A	(3,311)	(40,000)	(5,149)	(60,843)
Class R	N/A	N/A	(10,369)[2]	(121,936)[2]

		(40,000)		(182,779)

Net increase (decrease) in net assets resulting from capital share transactions		(34,541)		3,161

Total increase (decrease) in net assets		(69,501)		415,917

Net assets
Beginning of period		6,197,116		5,781,199

End of period		$6,127,615		$6,197,116

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $507. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from June 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target Today Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$10.82	0.09		(0.10)	0.00	0.00	$10.81
Year ended May 31, 2018	$10.65	0.15		0.38	(0.19)	(0.17)	$10.82
Year ended May 31, 2017	$10.06	0.12	[5]	0.65	(0.09)	(0.09)	$10.65
Year ended May 31, 2016[6]	$10.00	0.06		0.03	(0.03)	0.00	$10.06
Class C
Six months ended November 30, 2018 (unaudited)	$10.76	0.06		(0.12)	0.00	0.00	$10.70
Year ended May 31, 2018	$10.58	0.07		0.38	(0.10)	(0.17)	$10.76
Year ended May 31, 2017	$10.03	0.05		0.64	(0.05)	(0.09)	$10.58
Year ended May 31, 2016[6]	$10.00	0.03		0.03	(0.03)	0.00	$10.03
Class R4
Six months ended November 30, 2018 (unaudited)	$10.81	0.11		(0.11)	0.00	0.00	$10.81
Year ended May 31, 2018	$10.63	0.18		0.38	(0.21)	(0.17)	$10.81
Year ended May 31, 2017	$10.07	0.16		0.64	(0.15)	(0.09)	$10.63
Year ended May 31, 2016[6]	$10.00	0.08		0.03	(0.04)	0.00	$10.07
Class R6
Six months ended November 30, 2018 (unaudited)	$10.82	0.12		(0.11)	0.00	0.00	$10.83
Year ended May 31, 2018	$10.64	0.20		0.38	(0.23)	(0.17)	$10.82
Year ended May 31, 2017	$10.08	0.17		0.65	(0.17)	(0.09)	$10.64
Year ended May 31, 2016[6]	$10.00	0.09		0.03	(0.04)	0.00	$10.08

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolios by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)

Class A	0.11%
Class C	0.11
Class R4	0.11
Class R6	0.12

[4]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.10%	0.11%	0.11%
Class C	0.10	0.10	0.10
Class R4	0.10	0.10	0.11
Class R6	0.10	0.11	0.11

[5]	Calculated based upon average shares outstanding

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	87

Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses

1.79%	4.46%[3]	0.61%[3]	(0.09)%	35%	$383
1.37%	4.39%[4]	0.48%[4]	4.96%	94%	$384
1.16%	4.67%[4]	0.53%[4]	7.97%	97%	$238
1.31%	5.22%[4]	0.53%[4]	0.95%	66%	$101

1.02%	5.20%[3]	1.36%[3]	(0.56)%	35%	$109
0.65%	5.14%[4]	1.24%[4]	4.25%	94%	$109
0.45%	5.45%[4]	1.28%[4]	7.12%	97%	$108
0.56%	5.97%[4]	1.28%[4]	0.58%	66%	$101

2.04%	4.17%[3]	0.34%[3]	0.00%	35%	$111
1.67%	4.11%[4]	0.22%[4]	5.27%	94%	$111
1.51%	4.42%[4]	0.22%[4]	8.21%	97%	$109
1.62%	4.94%[4]	0.22%[4]	1.08%	66%	$101

2.19%	4.03%[3]	0.19%[3]	0.09%	35%	$5,128
1.82%	3.96%[4]	0.07%[4]	5.42%	94%	$5,123
1.67%	4.27%[4]	0.06%[4]	8.48%	97%	$5,037
1.77%	4.79%[4]	0.07%[4]	1.19%	66%	$4,654

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2015 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$11.06	0.09		(0.10)	0.00	0.00	$11.05
Year ended May 31, 2018	$10.76	0.15	[4]	0.56	(0.19)	(0.22)	$11.06
Year ended May 31, 2017	$9.99	0.11		0.86	(0.09)	(0.11)	$10.76
Year ended May 31, 2016[6]	$10.00	0.07		(0.04)	(0.04)	0.00	$9.99
Class C
Six months ended November 30, 2018 (unaudited)	$11.01	0.05		(0.11)	0.00	0.00	$10.95
Year ended May 31, 2018	$10.71	0.06		0.56	(0.10)	(0.22)	$11.01
Year ended May 31, 2017	$9.97	0.04		0.85	(0.04)	(0.11)	$10.71
Year ended May 31, 2016[6]	$10.00	0.03		(0.02)	(0.04)	0.00	$9.97
Class R4
Six months ended November 30, 2018 (unaudited)	$11.07	0.10		(0.10)	0.00	0.00	$11.07
Year ended May 31, 2018	$10.75	0.17		0.58	(0.21)	(0.22)	$11.07
Year ended May 31, 2017	$10.01	0.15		0.84	(0.14)	(0.11)	$10.75
Year ended May 31, 2016[6]	$10.00	0.08		(0.02)	(0.05)	0.00	$10.01
Class R6
Six months ended November 30, 2018 (unaudited)	$11.07	0.11		(0.09)	0.00	0.00	$11.09
Year ended May 31, 2018	$10.76	0.19		0.57	(0.23)	(0.22)	$11.07
Year ended May 31, 2017	$10.01	0.16		0.86	(0.16)	(0.11)	$10.76
Year ended May 31, 2016[6]	$10.00	0.09		(0.03)	(0.05)	0.00	$10.01

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolios by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)

Class A	0.12%
Class C	0.11
Class R4	0.11
Class R6	0.12

[4]	Calculated based upon average shares outstanding

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.10%	0.11%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	89

Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses

1.58%	4.23%[3]	0.63%[3]	(0.09)%	32%	$407
1.33%	4.14%[5]	0.51%[5]	6.62%	82%	$456
1.14%	4.42%[5]	0.51%[5]	9.95%	81%	$363
1.16%	5.21%[5]	0.45%[5]	0.34%	38%	$199

0.82%	4.98%[3]	1.38%[3]	(0.54)%	32%	$112
0.52%	4.89%[5]	1.27%[5]	5.80%	82%	$112
0.40%	5.18%[5]	1.27%[5]	9.18%	81%	$109
0.56%	5.96%[5]	1.28%[5]	0.07%	38%	$100

1.87%	3.95%[3]	0.34%[3]	0.00%	32%	$114
1.56%	3.86%[5]	0.23%[5]	7.01%	82%	$114
1.45%	4.15%[5]	0.22%[5]	10.28%	81%	$111
1.61%	4.93%[5]	0.22%[5]	0.57%	38%	$101

2.02%	3.81%[3]	0.19%[3]	0.18%	32%	$5,259
1.72%	3.71%[5]	0.07%[5]	7.06%	82%	$5,253
1.60%	4.00%[5]	0.06%[5]	10.44%	81%	$5,105
1.77%	4.78%[5]	0.06%[5]	0.58%	38%	$4,629

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2020 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$11.18	0.08		(0.09)	0.00	0.00	$11.17
Year ended May 31, 2018	$10.78	0.14		0.70	(0.19)	(0.25)	$11.18
Year ended May 31, 2017	$9.99	0.11	[5]	0.97	(0.12)	(0.17)	$10.78
Year ended May 31, 2016[6]	$10.00	0.06		(0.03)	(0.04)	0.00	$9.99
Class C
Six months ended November 30, 2018 (unaudited)	$11.15	0.04		(0.09)	0.00	0.00	$11.10
Year ended May 31, 2018	$10.76	0.05		0.69	(0.10)	(0.25)	$11.15
Year ended May 31, 2017	$9.96	0.03		0.98	(0.04)	(0.17)	$10.76
Year ended May 31, 2016[6]	$10.00	0.03		(0.03)	(0.04)	0.00	$9.96
Class R4
Six months ended November 30, 2018 (unaudited)	$11.22	0.10		(0.10)	0.00	0.00	$11.22
Year ended May 31, 2018	$10.82	0.17		0.69	(0.21)	(0.25)	$11.22
Year ended May 31, 2017	$10.01	0.14		0.97	(0.13)	(0.17)	$10.82
Year ended May 31, 2016[6]	$10.00	0.08		(0.02)	(0.05)	0.00	$10.01
Class R6
Six months ended November 30, 2018 (unaudited)	$11.23	0.11		(0.10)	0.00	0.00	$11.24
Year ended May 31, 2018	$10.82	0.18		0.71	(0.23)	(0.25)	$11.23
Year ended May 31, 2017	$10.01	0.16		0.97	(0.15)	(0.17)	$10.82
Year ended May 31, 2016[6]	$10.00	0.08		(0.02)	(0.05)	0.00	$10.01

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolios by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)

Class A	0.11%
Class C	0.11
Class R4	0.11
Class R6	0.12

[4]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.10%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[5]	Calculated based upon average shares outstanding

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	91

Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses

1.41%	4.05%[3]	0.64%[3]	(0.09)%	29%	$441
1.15%	3.96%[4]	0.52%[4]	7.80%	72%	$540
1.09%	4.32%[4]	0.51%[4]	11.18%	69%	$380
1.33%	5.21%[4]	0.54%[4]	0.35%	38%	$119

0.68%	4.79%[3]	1.39%[3]	(0.45)%	29%	$114
0.43%	4.71%[4]	1.28%[4]	6.89%	72%	$114
0.33%	5.09%[4]	1.28%[4]	10.39%	69%	$110
0.53%	5.97%[4]	1.29%[4]	0.01%	38%	$100

1.72%	3.77%[3]	0.35%[3]	0.00%	29%	$116
1.47%	3.68%[4]	0.24%[4]	8.03%	72%	$116
1.39%	4.06%[4]	0.23%[4]	11.60%	69%	$112
1.59%	4.94%[4]	0.23%[4]	0.61%	38%	$101

1.87%	3.63%[3]	0.20%[3]	0.09%	29%	$5,364
1.63%	3.53%[4]	0.08%[4]	8.28%	72%	$5,359
1.54%	3.91%[4]	0.07%[4]	11.64%	69%	$5,165
1.74%	4.79%[4]	0.07%[4]	0.62%	38%	$4,631

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2025 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$11.38	0.08		(0.13)	0.00	0.00	$11.33
Year ended May 31, 2018	$10.87	0.11	[4]	0.87	(0.19)	(0.28)	$11.38
Year ended May 31, 2017	$9.94	0.09		1.13	(0.12)	(0.17)	$10.87
Year ended May 31, 2016[6]	$10.00	0.07		(0.08)	(0.05)	0.00	$9.94
Class C
Six months ended November 30, 2018 (unaudited)	$11.35	0.04		(0.13)	0.00	0.00	$11.26
Year ended May 31, 2018	$10.84	0.04		0.85	(0.10)	(0.28)	$11.35
Year ended May 31, 2017	$9.91	0.03		1.10	(0.03)	(0.17)	$10.84
Year ended May 31, 2016[6]	$10.00	0.02		(0.06)	(0.05)	0.00	$9.91
Class R4
Six months ended November 30, 2018 (unaudited)	$11.42	0.09	[4]	(0.12)	0.00	0.00	$11.39
Year ended May 31, 2018	$10.90	0.16		0.85	(0.21)	(0.28)	$11.42
Year ended May 31, 2017	$9.96	0.14		1.10	(0.13)	(0.17)	$10.90
Year ended May 31, 2016[6]	$10.00	0.08		(0.07)	(0.05)	0.00	$9.96
Class R6
Six months ended November 30, 2018 (unaudited)	$11.43	0.10		(0.12)	0.00	0.00	$11.41
Year ended May 31, 2018	$10.91	0.18		0.85	(0.23)	(0.28)	$11.43
Year ended May 31, 2017	$9.96	0.15		1.11	(0.14)	(0.17)	$10.91
Year ended May 31, 2016[6]	$10.00	0.08		(0.06)	(0.06)	0.00	$9.96

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolios by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)

Class A	0.12%
Class C	0.11
Class R4	0.11
Class R6	0.12

[4]	Calculated based upon average shares outstanding

[5]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[6]
Class A	0.10%	0.11%	0.11%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.11
Class R6	0.10	0.11	0.11

[6]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	93

Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses

1.30%	3.87%[3]	0.64%[3]	(0.44)%	28%	$1,578
1.00%	4.06%[5]	0.52%[5]	9.07%	62%	$1,497
1.07%	4.75%[5]	0.49%[5]	12.62%	58%	$510
1.09%	5.25%[5]	0.46%[5]	(0.07)%	38%	$188

0.53%	4.60%[3]	1.39%[3]	(0.79)%	28%	$141
0.36%	4.88%[5]	1.28%[5]	8.24%	62%	$130
0.29%	5.55%[5]	1.29%[5]	11.77%	58%	$124
0.52%	6.00%[5]	1.30%[5]	(0.44)%	38%	$100

1.58%	3.57%[3]	0.35%[3]	(0.35)%	28%	$118
1.41%	3.85%[5]	0.24%[5]	9.33%	62%	$118
1.35%	4.52%[5]	0.23%[5]	12.84%	58%	$113
1.58%	4.97%[5]	0.23%[5]	0.16%	38%	$100

1.73%	3.43%[3]	0.20%[3]	(0.26)%	28%	$5,441
1.56%	3.70%[5]	0.09%[5]	9.48%	62%	$5,451
1.50%	4.37%[5]	0.08%[5]	13.10%	58%	$5,201
1.73%	4.82%[5]	0.08%[5]	0.17%	38%	$4,609

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2030 Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$11.54	0.07		(0.12)	0.00	0.00	$11.49
Year ended May 31, 2018	$10.92	0.13		0.98	(0.19)	(0.30)	$11.54
Year ended May 31, 2017	$9.91	0.09		1.22	(0.11)	(0.19)	$10.92
Year ended May 31, 2016[5]	$10.00	0.06		(0.10)	(0.05)	0.00	$9.91
Class C
Six months ended November 30, 2018 (unaudited)	$11.52	0.02		(0.12)	0.00	0.00	$11.42
Year ended May 31, 2018	$10.90	0.03		0.99	(0.10)	(0.30)	$11.52
Year ended May 31, 2017	$9.88	0.02		1.21	(0.09)	(0.19)	$10.90
Year ended May 31, 2016[5]	$10.00	0.02		(0.09)	(0.05)	0.00	$9.88
Class R4
Six months ended November 30, 2018 (unaudited)	$11.59	0.08	[6]	(0.11)	0.00	0.00	$11.56
Year ended May 31, 2018	$10.96	0.15		0.99	(0.21)	(0.30)	$11.59
Year ended May 31, 2017	$9.93	0.13		1.21	(0.12)	(0.19)	$10.96
Year ended May 31, 2016[5]	$10.00	0.07		(0.08)	(0.06)	0.00	$9.93
Class R6
Six months ended November 30, 2018 (unaudited)	$11.60	0.09		(0.11)	0.00	0.00	$11.58
Year ended May 31, 2018	$10.96	0.17		1.00	(0.23)	(0.30)	$11.60
Year ended May 31, 2017	$9.93	0.14		1.22	(0.14)	(0.19)	$10.96
Year ended May 31, 2016[5]	$10.00	0.08		(0.09)	(0.06)	0.00	$9.93

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolios by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)

Class A	0.12%
Class C	0.11
Class R4	0.11
Class R6	0.12

[4]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[5]
Class A	0.10%	0.11%	0.11%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[5]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

[6]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	95

Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses

1.15%	4.12%[3]	0.64%[3]	(0.43)%	24%	$998
1.08%	4.20%[4]	0.53%[4]	10.30%	53%	$917
1.04%	4.76%[4]	0.48%[4]	13.72%	46%	$543
1.19%	5.29%[4]	0.45%[4]	(0.34)%	22%	$173

0.40%	4.86%[3]	1.39%[3]	(0.78)%	24%	$118
0.27%	4.95%[4]	1.29%[4]	9.43%	53%	$119
0.24%	5.59%[4]	1.29%[4]	12.86%	46%	$112
0.49%	6.03%[4]	1.30%[4]	(0.70)%	22%	$99

1.44%	3.83%[3]	0.35%[3]	(0.26)%	24%	$120
1.32%	3.92%[4]	0.25%[4]	10.53%	53%	$120
1.29%	4.56%[4]	0.24%[4]	13.99%	46%	$113
1.55%	5.00%[4]	0.24%[4]	(0.10)%	22%	$100

1.59%	3.69%[3]	0.20%[3]	(0.17)%	24%	$5,530
1.47%	3.77%[4]	0.09%[4]	10.77%	53%	$5,544
1.44%	4.41%[4]	0.08%[4]	14.15%	46%	$5,238
1.70%	4.85%[4]	0.09%[4]	(0.09)%	22%	$4,597

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2035 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$11.66	0.06	(0.11)	0.00	0.00	$11.61
Year ended May 31, 2018	$10.97	0.11	1.11	(0.19)	(0.34)	$11.66
Year ended May 31, 2017	$9.88	0.09	1.32	(0.11)	(0.21)	$10.97
Year ended May 31, 2016[5]	$10.00	0.06	(0.12)	(0.06)	0.00	$9.88
Class C
Six months ended November 30, 2018 (unaudited)	$11.63	0.02	(0.11)	0.00	0.00	$11.54
Year ended May 31, 2018	$10.95	0.02	1.10	(0.10)	(0.34)	$11.63
Year ended May 31, 2017	$9.84	0.02	1.32	(0.02)	(0.21)	$10.95
Year ended May 31, 2016[5]	$10.00	0.02	(0.13)	(0.05)	0.00	$9.84
Class R4
Six months ended November 30, 2018 (unaudited)	$11.71	0.08	(0.11)	0.00	0.00	$11.68
Year ended May 31, 2018	$11.00	0.15	1.11	(0.21)	(0.34)	$11.71
Year ended May 31, 2017	$9.89	0.13	1.31	(0.12)	(0.21)	$11.00
Year ended May 31, 2016[5]	$10.00	0.07	(0.12)	(0.06)	0.00	$9.89
Class R6
Six months ended November 30, 2018 (unaudited)	$11.72	0.09	(0.11)	0.00	0.00	$11.70
Year ended May 31, 2018	$11.01	0.16	1.12	(0.23)	(0.34)	$11.72
Year ended May 31, 2017	$9.89	0.14	1.33	(0.14)	(0.21)	$11.01
Year ended May 31, 2016[5]	$10.00	0.08	(0.13)	(0.06)	0.00	$9.89

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)

Class A	0.12%
Class C	0.12
Class R4	0.12
Class R6	0.12

[4]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[5]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[5]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	97

Ratio to average net assets (annualized)				Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses	Total return[1]

1.05%	4.35%[3]	0.64%[3]	(0.34)%	22%	$522
0.99%	4.32%[4]	0.53%[4]	11.24%	44%	$453
1.05%	4.86%[4]	0.49%[4]	14.74%	39%	$338
1.24%	5.32%[4]	0.55%[4]	(0.62)%	19%	$119

0.28%	5.09%[3]	1.39%[3]	(0.77)%	22%	$119
0.21%	5.07%[4]	1.29%[4]	10.30%	44%	$120
0.21%	5.67%[4]	1.29%[4]	14.02%	39%	$113
0.48%	6.06%[4]	1.30%[4]	(1.08)%	19%	$99

1.32%	4.06%[3]	0.35%[3]	(0.26)%	22%	$121
1.26%	4.04%[4]	0.25%[4]	11.59%	44%	$122
1.26%	4.64%[4]	0.24%[4]	15.05%	39%	$114
1.54%	5.03%[4]	0.24%[4]	(0.48)%	19%	$99

1.47%	3.91%[3]	0.20%[3]	(0.17)%	22%	$5,599
1.41%	3.89%[4]	0.09%[4]	11.73%	44%	$5,608
1.41%	4.49%[4]	0.08%[4]	15.31%	39%	$5,270
1.69%	4.88%[4]	0.08%[4]	(0.46)%	19%	$4,580

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2040 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$11.74	0.05	(0.11)	0.00	0.00	$11.68
Year ended May 31, 2018	$11.00	0.09	1.20	(0.20)	(0.35)	$11.74
Year ended May 31, 2017	$9.85	0.09	1.37	(0.11)	(0.20)	$11.00
Year ended May 31, 2016[5]	$10.00	0.06	(0.15)	(0.06)	0.00	$9.85
Class C
Six months ended November 30, 2018 (unaudited)	$11.72	0.01	(0.11)	0.00	0.00	$11.62
Year ended May 31, 2018	$10.98	0.02	1.17	(0.10)	(0.35)	$11.72
Year ended May 31, 2017	$9.82	0.02	1.36	(0.02)	(0.20)	$10.98
Year ended May 31, 2016[5]	$10.00	0.02	(0.15)	(0.05)	0.00	$9.82
Class R4
Six months ended November 30, 2018 (unaudited)	$11.80	0.07	(0.11)	0.00	0.00	$11.76
Year ended May 31, 2018	$11.04	0.14	1.18	(0.21)	(0.35)	$11.80
Year ended May 31, 2017	$9.86	0.13	1.37	(0.12)	(0.20)	$11.04
Year ended May 31, 2016[5]	$10.00	0.07	(0.15)	(0.06)	0.00	$9.86
Class R6
Six months ended November 30, 2018 (unaudited)	$11.81	0.08	(0.11)	0.00	0.00	$11.78
Year ended May 31, 2018	$11.04	0.16	1.19	(0.23)	(0.35)	$11.81
Year ended May 31, 2017	$9.87	0.14	1.36	(0.13)	(0.20)	$11.04
Year ended May 31, 2016[5]	$10.00	0.08	(0.14)	(0.07)	0.00	$9.87

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)

Class A	0.12%
Class C	0.12
Class R4	0.12
Class R6	0.12

[4]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[5]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[5]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	99

Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses

0.91%	3.97%[3]	0.65%[3]	(0.51)%	20%	$436
1.02%	3.93%[4]	0.54%[4]	11.79%	40%	$472
1.01%	4.46%[4]	0.51%[4]	15.34%	33%	$307
1.22%	5.33%[4]	0.53%[4]	(0.90)%	15%	$157

0.18%	4.72%[3]	1.40%[3]	(0.85)%	20%	$119
0.16%	4.70%[4]	1.29%[4]	10.88%	40%	$120
0.18%	5.25%[4]	1.30%[4]	14.52%	33%	$113
0.47%	6.07%[4]	1.30%[4]	(1.25)%	15%	$99

1.23%	3.69%[3]	0.35%[3]	(0.34)%	20%	$122
1.21%	3.67%[4]	0.25%[4]	12.07%	40%	$123
1.24%	4.22%[4]	0.24%[4]	15.78%	33%	$115
1.53%	5.04%[4]	0.24%[4]	(0.76)%	15%	$99

1.38%	3.54%[3]	0.20%[3]	(0.25)%	20%	$5,636
1.36%	3.52%[4]	0.10%[4]	12.31%	40%	$5,651
1.39%	4.07%[4]	0.09%[4]	15.82%	33%	$5,285
1.69%	4.90%[4]	0.09%[4]	(0.64)%	15%	$4,571

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2045 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$11.79	0.06	(0.14)	0.00	0.00	$11.71
Year ended May 31, 2018	$11.02	0.12	1.20	(0.19)	(0.36)	$11.79
Year ended May 31, 2017	$9.86	0.08	1.41	(0.10)	(0.23)	$11.02
Year ended May 31, 2016[5]	$10.00	0.06	(0.14)	(0.06)	0.00	$9.86
Class C
Six months ended November 30, 2018 (unaudited)	$11.75	0.01	(0.12)	0.00	0.00	$11.64
Year ended May 31, 2018	$10.99	0.02	1.20	(0.10)	(0.36)	$11.75
Year ended May 31, 2017	$9.83	0.02	1.39	(0.02)	(0.23)	$10.99
Year ended May 31, 2016[5]	$10.00	0.02	(0.14)	(0.05)	0.00	$9.83
Class R4
Six months ended November 30, 2018 (unaudited)	$11.83	0.07	(0.13)	0.00	0.00	$11.77
Year ended May 31, 2018	$11.05	0.14	1.22	(0.22)	(0.36)	$11.83
Year ended May 31, 2017	$9.88	0.13	1.39	(0.12)	(0.23)	$11.05
Year ended May 31, 2016[5]	$10.00	0.07	(0.13)	(0.06)	0.00	$9.88
Class R6
Six months ended November 30, 2018 (unaudited)	$11.84	0.08	(0.13)	0.00	0.00	$11.79
Year ended May 31, 2018	$11.06	0.16	1.21	(0.23)	(0.36)	$11.84
Year ended May 31, 2017	$9.88	0.14	1.40	(0.13)	(0.23)	$11.06
Year ended May 31, 2016[5]	$10.00	0.08	(0.13)	(0.07)	0.00	$9.88

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)

Class A	0.12%
Class C	0.12
Class R4	0.12
Class R6	0.13

[4]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[5]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[5]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	101

Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses

0.90%	4.09%[3]	0.64%[3]	(0.68)%	19%	$323
0.90%	4.09%[4]	0.54%[4]	12.06%	35%	$327
0.98%	4.58%[4]	0.51%[4]	15.64%	31%	$221
1.23%	5.36%[4]	0.53%[4]	(0.79)%	14%	$121

0.14%	4.84%[3]	1.39%[3]	(0.94)%	19%	$121
0.15%	4.84%[4]	1.29%[4]	11.18%	35%	$121
0.17%	5.37%[4]	1.30%[4]	14.74%	31%	$113
0.48%	6.10%[4]	1.30%[4]	(1.15)%	14%	$99

1.18%	3.81%[3]	0.35%[3]	(0.51)%	19%	$123
1.19%	3.81%[4]	0.25%[4]	12.36%	35%	$123
1.23%	4.34%[4]	0.24%[4]	15.88%	31%	$115
1.54%	5.07%[4]	0.24%[4]	(0.55)%	14%	$99

1.33%	3.66%[3]	0.20%[3]	(0.42)%	19%	$5,656
1.35%	3.66%[4]	0.10%[4]	12.51%	35%	$5.679
1.38%	4.19%[4]	0.09%[4]	16.14%	31%	$5,303
1.69%	4.92%[4]	0.09%[4]	(0.53)%	14%	$4,576

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2050 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$11.80	0.05	(0.14)	0.00	0.00	$11.71
Year ended May 31, 2018	$11.03	0.11	1.22	(0.20)	(0.36)	$11.80
Year ended May 31, 2017	$9.86	0.09	1.40	(0.09)	(0.23)	$11.03
Year ended May 31, 2016[5]	$10.00	0.06	(0.14)	(0.06)	0.00	$9.86
Class C
Six months ended November 30, 2018 (unaudited)	$11.76	0.01	(0.14)	0.00	0.00	$11.63
Year ended May 31, 2018	$10.99	0.02	1.21	(0.10)	(0.36)	$11.76
Year ended May 31, 2017	$9.83	0.02	1.39	(0.02)	(0.23)	$10.99
Year ended May 31, 2016[5]	$10.00	0.02	(0.14)	(0.05)	0.00	$9.83
Class R4
Six months ended November 30, 2018 (unaudited)	$11.83	0.07	(0.13)	0.00	0.00	$11.77
Year ended May 31, 2018	$11.05	0.14	1.22	(0.22)	(0.36)	$11.83
Year ended May 31, 2017	$9.88	0.13	1.39	(0.12)	(0.23)	$11.05
Year ended May 31, 2016[5]	$10.00	0.07	(0.13)	(0.06)	0.00	$9.88
Class R6
Six months ended November 30, 2018 (unaudited)	$11.84	0.08	(0.13)	0.00	0.00	$11.79
Year ended May 31, 2018	$11.06	0.16	1.21	(0.23)	(0.36)	$11.84
Year ended May 31, 2017	$9.88	0.14	1.40	(0.13)	(0.23)	$11.06
Year ended May 31, 2016[5]	$10.00	0.08	(0.13)	(0.07)	0.00	$9.88

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)

Class A	0.12%
Class C	0.12
Class R4	0.12
Class R6	0.13

[4]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[5]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[5]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	103

Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses

0.88%	4.29%[3]	0.64%[3]	(0.76)%	19%	$215
0.83%	4.26%[4]	0.54%[4]	12.16%	35%	$256
0.91%	4.80%[4]	0.53%[4]	15.65%	31%	$134
1.22%	5.25%[4]	0.53%[4]	(0.78)%	14%	$108

0.13%	5.04%[3]	1.39%[3]	(1.11)%	19%	$121
0.15%	5.02%[4]	1.29%[4]	11.33%	35%	$121
0.18%	5.56%[4]	1.29%[4]	14.77%	31%	$113
0.48%	6.00%[4]	1.30%[4]	(1.15)%	14%	$99

1.17%	4.01%[3]	0.35%[3]	(0.51)%	19%	$122
1.19%	3.99%[4]	0.25%[4]	12.42%	35%	$123
1.23%	4.53%[4]	0.24%[4]	15.90%	31%	$115
1.53%	4.97%[4]	0.24%[4]	(0.55)%	14%	$99

1.32%	3.86%[3]	0.20%[3]	(0.42)%	19%	$5,653
1.35%	3.84%[4]	0.10%[4]	12.56%	35%	$5,681
1.39%	4.38%[4]	0.09%[4]	16.17%	31%	$5,304
1.69%	4.82%[4]	0.09%[4]	(0.53)%	14%	$4,576

The accompanying notes are an integral part of these financial statements.

104	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2055 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$11.80	0.05	(0.14)	0.00	0.00	$11.71
Year ended May 31, 2018	$11.03	0.11	1.22	(0.19)	(0.37)	$11.80
Year ended May 31, 2017	$9.87	0.09	1.39	(0.09)	(0.23)	$11.03
Year ended May 31, 2016[5]	$10.00	0.06	(0.13)	(0.06)	0.00	$9.87
Class C
Six months ended November 30, 2018 (unaudited)	$11.75	0.01	(0.14)	0.00	0.00	$11.62
Year ended May 31, 2018	$10.99	0.02	1.21	(0.10)	(0.37)	$11.75
Year ended May 31, 2017	$9.84	0.02	1.38	(0.02)	(0.23)	$10.99
Year ended May 31, 2016[5]	$10.00	0.02	(0.13)	(0.05)	0.00	$9.84
Class R4
Six months ended November 30, 2018 (unaudited)	$11.83	0.07	(0.14)	0.00	0.00	$11.76
Year ended May 31, 2018	$11.05	0.14	1.23	(0.22)	(0.37)	$11.83
Year ended May 31, 2017	$9.88	0.13	1.39	(0.12)	(0.23)	$11.05
Year ended May 31, 2016[5]	$10.00	0.07	(0.13)	(0.06)	0.00	$9.88
Class R6
Six months ended November 30, 2018 (unaudited)	$11.84	0.08	(0.14)	0.00	0.00	$11.78
Year ended May 31, 2018	$11.06	0.16	1.22	(0.23)	(0.37)	$11.84
Year ended May 31, 2017	$9.89	0.14	1.39	(0.13)	(0.23)	$11.06
Year ended May 31, 2016[5]	$10.00	0.08	(0.12)	(0.07)	0.00	$9.89

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolios by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)

Class A	0.12%
Class C	0.12
Class R4	0.12
Class R6	0.13

[4]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[5]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[5]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	105

Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses

0.89%	4.20%[3]	0.64%[3]	(0.76)%	19%	$187
0.89%	4.18%[4]	0.54%[4]	12.10%	34%	$170
0.90%	4.67%[4]	0.54%[4]	15.56%	31%	$134
1.21%	5.23%[4]	0.54%[4]	(0.68)%	14%	$103

0.12%	4.94%[3]	1.39%[3]	(1.11)%	19%	$120
0.15%	4.93%[4]	1.29%[4]	11.25%	34%	$121
0.17%	5.42%[4]	1.30%[4]	14.68%	31%	$113
0.47%	5.98%[4]	1.30%[4]	(1.05)%	14%	$99

1.17%	3.92%[3]	0.35%[3]	(0.59)%	19%	$122
1.19%	3.90%[4]	0.25%[4]	12.44%	34%	$123
1.23%	4.39%[4]	0.24%[4]	15.94%	31%	$115
1.53%	4.95%[4]	0.24%[4]	(0.55)%	14%	$99

1.32%	3.77%[3]	0.20%[3]	(0.51)%	19%	$5,651
1.34%	3.75%[4]	0.10%[4]	12.58%	34%	$5,679
1.38%	4.25%[4]	0.09%[4]	16.08%	31%	$5,305
1.69%	4.80%[4]	0.09%[4]	(0.43)%	14%	$4,579

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2060 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Six months ended November 30, 2018 (unaudited)	$11.79	0.04	(0.13)	0.00	0.00	$11.70
Year ended May 31, 2018	$11.03	0.09	1.23	(0.20)	(0.36)	$11.79
Year ended May 31, 2017	$9.88	0.09	1.39	(0.09)	(0.24)	$11.03
Year ended May 31, 2016[5]	$10.00	0.06	(0.12)	(0.06)	0.00	$9.88
Class C
Six months ended November 30, 2018 (unaudited)	$11.76	0.01	(0.14)	0.00	0.00	$11.63
Year ended May 31, 2018	$10.99	0.02	1.21	(0.10)	(0.36)	$11.76
Year ended May 31, 2017	$9.85	0.02	1.38	(0.02)	(0.24)	$10.99
Year ended May 31, 2016[5]	$10.00	0.02	(0.12)	(0.05)	0.00	$9.85
Class R4
Six months ended November 30, 2018 (unaudited)	$11.84	0.07	(0.15)	0.00	0.00	$11.76
Year ended May 31, 2018	$11.05	0.14	1.22	(0.21)	(0.36)	$11.84
Year ended May 31, 2017	$9.89	0.13	1.39	(0.12)	(0.24)	$11.05
Year ended May 31, 2016[5]	$10.00	0.07	(0.12)	(0.06)	0.00	$9.89
Class R6
Six months ended November 30, 2018 (unaudited)	$11.85	0.08	(0.14)	0.00	0.00	$11.79
Year ended May 31, 2018	$11.06	0.16	1.22	(0.23)	(0.36)	$11.85
Year ended May 31, 2017	$9.90	0.14	1.39	(0.13)	(0.24)	$11.06
Year ended May 31, 2016[5]	$10.00	0.08	(0.11)	(0.07)	0.00	$9.90

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[2]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolios by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

[3]	Ratios reflect net expenses allocated from the affiliated Master Portfolios which were as follows:

Six months ended November 30, 2018 (unaudited)

Class A	0.12%
Class C	0.12
Class R4	0.12
Class R6	0.13

[4]

Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2018	2017	2016[5]
Class A	0.09%	0.10%	0.10%
Class C	0.09	0.10	0.10
Class R4	0.09	0.10	0.10
Class R6	0.10	0.11	0.11

[5]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	107

Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate[2]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses	Net expenses

0.86%	4.26%[3]	0.64%[3]	(0.76)%	19%	$225
1.03%	4.22%[4]	0.53%[4]	12.12%	36%	$261
0.92%	4.80%[4]	0.55%[4]	15.57%	30%	$127
1.22%	5.24%[4]	0.55%[4]	(0.58)%	14%	$101

0.13%	5.01%[3]	1.39%[3]	(1.11)%	19%	$120
0.15%	4.99%[4]	1.29%[4]	11.28%	36%	$121
0.17%	5.55%[4]	1.30%[4]	14.69%	30%	$113
0.48%	5.99%[4]	1.30%[4]	(0.94)%	14%	$99

1.17%	3.98%[3]	0.35%[3]	(0.68)%	19%	$123
1.19%	3.96%[4]	0.25%[4]	12.46%	36%	$123
1.23%	4.52%[4]	0.24%[4]	15.94%	30%	$115
1.53%	4.96%[4]	0.24%[4]	(0.45)%	14%	$100

1.32%	3.84%[3]	0.20%[3]	(0.51)%	19%	$5,660
1.35%	3.81%[4]	0.10%[4]	12.60%	36%	$5,692
1.39%	4.37%[4]	0.09%[4]	16.09%	30%	$5,312
1.69%	4.81%[4]	0.09%[4]	(0.33)%	14%	$4,584

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Dynamic Target Date Funds	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Dynamic Target Today Fund (“Dynamic Target Today Fund”), Wells Fargo Dynamic Target 2015 Fund (“Dynamic Target 2015 Fund”), Wells Fargo Dynamic Target 2020 Fund (“Dynamic Target 2020 Fund”), Wells Fargo Dynamic Target 2025 Fund (“Dynamic Target 2025 Fund”), Wells Fargo Dynamic Target 2030 Fund (“Dynamic Target 2030 Fund”), Wells Fargo Dynamic Target 2035 Fund (“Dynamic Target 2035 Fund”), Wells Fargo Dynamic Target 2040 Fund (“Dynamic Target 2040 Fund”), Wells Fargo Dynamic Target 2045 Fund (“Dynamic Target 2045 Fund”), Wells Fargo Dynamic Target 2050 Fund (“Dynamic Target 2050 Fund”), Wells Fargo Dynamic Target 2055 Fund (“Dynamic Target 2055 Fund”), and Wells Fargo Dynamic Target 2060 Fund (“Dynamic Target 2060 Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund. Information for Class R shares reflected in the financial statements represents activity through November 13, 2017.

Each Fund is a fund-of-funds which seeks to achieve its investment objective by investing in multiple diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolios invest in a combination of securities to get exposure to the following asset classes: equity and fixed income (including money market securities). Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust.

Prior to September 21, 2018, each Fund invested in in various affiliated mutual funds (including affiliated Master Portfolios), unaffiliated mutual funds and exchange-traded funds (collectively, the “Underlying Funds”) to pursue its investment objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Investments in affiliated Master Portfolios are valued daily based on each Portfolio’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investments in Underlying Funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Funds’ Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the

Notes to financial statements (unaudited)	Wells Fargo Dynamic Target Date Funds	109

Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Futures contracts

Each Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statements of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statements of Operations.

Security transactions and income recognition

Investments in affiliated Master Portfolios are recorded on a trade basis. Each Fund records on a daily basis its proportionate share of each affiliated Master Portfolio’s interest and dividend income and realized and unrealized gains and losses. Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of each Fund’s fiscal year end. Therefore, a portion of each Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

110	Wells Fargo Dynamic Target Date Funds	Notes to financial statements (unaudited)

As of November 30, 2018, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:

	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized losses
Dynamic Target Today Fund	$5,852,104	$0	$(91,915)	$(91,915)
Dynamic Target 2015 Fund	6,037,111	0	(117,801)	(117,801)
Dynamic Target 2020 Fund	6,188,417	0	(149,622)	(149,622)
Dynamic Target 2025 Fund	7,580,592	0	(235,375)	(235,375)
Dynamic Target 2030 Fund	7,063,467	0	(232,190)	(232,190)
Dynamic Target 2035 Fund	6,659,020	0	(232,589)	(232,589)
Dynamic Target 2040 Fund	6,574,777	0	(251,112)	(251,112)
Dynamic Target 2045 Fund	6,500,380	0	(258,090)	(258,090)
Dynamic Target 2050 Fund	6,412,941	0	(262,582)	(262,582)
Dynamic Target 2055 Fund	6,350,508	0	(248,333)	(248,333)
Dynamic Target 2060 Fund	6,416,814	0	(250,671)	(250,671)

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo Dynamic Target Date Funds	111

The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of November 30, 2018:

Dynamic Target Today Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$23,985	$0	$0	$23,985
Investments measured at net asset value*				5,742,567
	23,985	0	0	5,766,552
Futures contracts	1,444	0	0	1,444
Total assets	$25,429	$0	$0	$5,767,996
Liabilities

Futures contracts	$7,807	$0	$0	$7,807
Total liabilities	$7,807	$0	$0	$7,807

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,742,567. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2015 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$24,996	$0	$0	$24,996
Investments measured at net asset value*				5,904,511
	24,996	0	0	5,929,507
Futures contracts	238	0	0	238
Total assets	$25,234	$0	$0	$5,929,745
Liabilities

Futures contracts	$10,435	$0	$0	$10,435
Total liabilities	$10,435	$0	$0	$10,435

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $5,904,511. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2020 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Investments in:

Short-term investments
U.S. Treasury securities	$24,991	$0	$0	$24,991
Investments measured at net asset value*				6,027,269
	24,991	0	0	6,052,260
Futures contracts	238	0	0	238
Total assets	$25,229	$0	$0	$6,052,498
Liabilities

Futures contracts	$13,703	$0	$0	$13,703
Total liabilities	$13,703	$0	$0	$13,703

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,027,269. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

112	Wells Fargo Dynamic Target Date Funds	Notes to financial statements (unaudited)

Dynamic Target 2025 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$24,992	$0	$0	$24,992
Investments measured at net asset value*				7,334,087
	24,992	0	0	7,359,079
Futures contracts	468	0	0	468
Total assets	$25,460	$0	$0	7,359,547
Liabilities

Futures contracts	$14,330	$0	$0	$14,330
Total liabilities	$14,330	$0	$0	$14,330

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $7,334,087. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2030 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$24,988	$0	$0	$24,988
Investments measured at net asset value*				6,821,415
Total assets	$24,988	$0	$0	$6,846,403
Liabilities
Futures contracts	$15,126	$0	$0	$15,126
Total liabilities	$15,126	$0	$0	$15,126

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,821,415. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2035 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$24,988	$0	$0	$24,988
Investments measured at net asset value*				6,416,569
Total assets	$24,988	$0	$0	$6,441,557
Liabilities
Futures contracts	$15,126	$0	$0	$15,126
Total liabilities	$15,126	$0	$0	$15,126

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,416,569. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements (unaudited)	Wells Fargo Dynamic Target Date Funds	113

Dynamic Target 2040 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$24,993	$0	$0	$24,993
Investments measured at net asset value*				6,314,212
Total assets	$24,993	$0	$0	$6,339,205
Liabilities
Futures contracts	$15,540	$0	$0	$15,540
Total liabilities	$15,540	$0	$0	$15,540

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,314,212. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2045 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$24,993	$0	$0	$24,993
Investments measured at net asset value*				6,232,097
Total assets	$24,993	$0	$0	$6,257,090
Liabilities
Futures contracts	$14,800	$0	$0	$14,800
Total liabilities	$14,800	$0	$0	$14,800

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,232,097. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2050 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$24,996	$0	$0	$24,996
Investments measured at net asset value*				6,140,163
Total assets	$24,996	$0	$0	$6,165,159
Liabilities
Futures contracts	$14,800	$0	$0	$14,800
Total liabilities	$14,800	$0	$0	$14,800

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,140,163. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

114	Wells Fargo Dynamic Target Date Funds	Notes to financial statements (unaudited)

Dynamic Target 2055 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$24,992	$0	$0	$24,992
Investments measured at net asset value*				6,091,983
Total assets	$24,992	$0	$0	$6,116,975
Liabilities
Futures contracts	$14,800	$0	$0	$14,800
Total liabilities	$14,800	$0	$0	$14,800

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,091,983. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2060 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$24,996	$0	$0	$24,996
Investments measured at net asset value*				6,155,947
Total assets	$24,996	$0	$0	$6,180,943
Liabilities
Futures contracts	$14,800	$0	$0	$14,800
Total liabilities	$14,800	$0	$0	$14,800

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $6,155,947. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following each Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statements of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At November 30, 2018, the Funds did not have any transfers into/out of Level 3.

Notes to financial statements (unaudited)	Wells Fargo Dynamic Target Date Funds	115

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg Barclays U.S. Aggregate ex-Corporate Index, before fees and expenses
Wells Fargo Emerging Markets Bond Portfolio	Seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index, before fees and expenses
Wells Fargo Factor Enhanced Emerging Markets Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Emerging Markets Index, before fees and expenses
Wells Fargo Factor Enhanced International Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced International Index, before fees and expenses.
Wells Fargo Factor Enhanced Large Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Large Cap Index, before fees and expenses
Wells Fargo Factor Enhanced Small Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Small Cap Index, before fees and expenses
Wells Fargo High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses
Wells Fargo Investment Grade Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. Investment Grade Corporate Bond Index, before fees and expenses
Wells Fargo Strategic Retirement Bond Portfolio	Seeks to replicate the total return of a blended index that is weighted 50% to the Bloomberg Barclays U.S. Treasury Inflation-Linked 1-10 Year Bond Index and 50% to the Bloomberg Barclays U.S. Intermediate Government Bond Index, before fees and expenses
Wells Fargo U.S. REIT Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. REIT Index, before fees and expenses

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser and providing fund-level administrative services in connection with each Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.15% and declining to 0.13% as the average daily net assets of each Fund increase. Prior to September 21, 2018, each Fund paid an annual management fee which started at 0.20% and declined to 0.18% as the average daily net assets of each Fund increased. For the six months ended November 30, 2018, the management fee was equivalent to an annual rate of 0.18% of each Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to each Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.06% as the average daily net assets of each Fund increase. Prior to September 21, 2018, WellsCap received an annual subadvisory fee which started at 0.15% and declined to 0.08% as the average daily net assets of each Fund increased.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

116	Wells Fargo Dynamic Target Date Funds	Notes to financial statements (unaudited)

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R4	0.08
Class R6	0.03

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for each Fund. When each class of a Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolios are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 0.68% for Class A shares, 1.43% for Class C shares, 0.37% for Class R4 shares and 0.22% for Class R6 shares.

After the expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Prior to September 21, 2018, the expenses caps including net expenses from the affiliated Master Portfolios were as follows:

	Class A	Class C	Class R4	Class R6
Dynamic Target Today Fund	0.91%	1.66%	0.67%	0.52%
Dynamic Target 2015 Fund	0.97%	1.72%	0.69%	0.54%
Dynamic Target 2020 Fund	0.99%	1.74%	0.71%	0.56%
Dynamic Target 2025 Fund	1.01%	1.76%	0.73%	0.58%
Dynamic Target 2030 Fund	1.03%	1.78%	0.75%	0.60%
Dynamic Target 2035 Fund	1.04%	1.79%	0.76%	0.61%
Dynamic Target 2040 Fund	1.05%	1.80%	0.77%	0.62%
Dynamic Target 2045 Fund	1.05%	1.80%	0.77%	0.62%
Dynamic Target 2050 Fund	1.05%	1.80%	0.77%	0.62%
Dynamic Target 2055 Fund	1.05%	1.80%	0.77%	0.62%
Dynamic Target 2060 Fund	1.05%	1.80%	0.77%	0.62%

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of each Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended November 30, 2018, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges. No contingent deferred sales charges were incurred by Class A or Class C shares of each Fund for the six months ended November 30, 2018.

Front-end sales charges Class A
Dynamic Target 2035 Fund	$91
Dynamic Target 2040 Fund	5
Dynamic Target 2060 Fund	14

Notes to financial statements (unaudited)	Wells Fargo Dynamic Target Date Funds	117

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of each Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2018 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Dynamic Target Today Fund	$1,000,660	$1,018,772	$978,622	$5,805,403
Dynamic Target 2015 Fund	831,106	1,038,088	812,936	6,075,224
Dynamic Target 2020 Fund	692,328	1,038,297	677,358	6,278,681
Dynamic Target 2025 Fund	645,945	1,418,075	632,123	7,585,503
Dynamic Target 2030 Fund	415,459	1,224,125	406,436	7,094,295
Dynamic Target 2035 Fund	261,325	1,110,466	255,815	6,692,586
Dynamic Target 2040 Fund	169,056	1,089,517	165,515	6,701,417
Dynamic Target 2045 Fund	107,876	1,081,410	105,428	6,609,797
Dynamic Target 2050 Fund	107,439	1,046,725	105,279	6,517,947
Dynamic Target 2055 Fund	107,377	1,038,741	105,258	6,424,419
Dynamic Target 2060 Fund	107,439	1,055,190	105,279	6,547,214

*

The Funds seek to achieve their investment objectives by investing in various affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales in Underlying Funds and unaffiliated securities in which the Funds invest are actual aggregate purchases and sales of those investments.

6. DERIVATIVE TRANSACTIONS

During the six months ended November 30, 2018, the following Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

	Average notional balance on long futures contracts	Average notional balance on short futures contracts
Dynamic Target Today Fund	$249,597	$155,676
Dynamic Target 2015 Fund	249,597	166,933
Dynamic Target 2020 Fund	249,597	173,924
Dynamic Target 2025 Fund	249,597	197,014
Dynamic Target 2030 Fund	249,597	181,945
Dynamic Target 2035 Fund	249,597	185,718
Dynamic Target 2040 Fund	249,597	193,713
Dynamic Target 2045 Fund	249,597	204,249
Dynamic Target 2050 Fund	249,597	204,658
Dynamic Target 2055 Fund	249,597	203,019
Dynamic Target 2060 Fund	249,597	204,658

The cumulative unrealized gains (losses) reported in the table following the Portfolio of Investments represents the fair value of futures contracts at the end of the period. Only the current day’s variation margin as of November 30, 2018 is reported separately on the Statements of Assets and Liabilities.

118	Wells Fargo Dynamic Target Date Funds	Notes to financial statements (unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended November 30, 2018 was as follows for the Funds:

	Amount of realized gains (losses) on derivatives			Change in unrealized gains (losses) on derivatives
	Interest rate contracts	Equity contracts	Total	Interest rate contracts	Equity contracts	Total
Dynamic Target Today Fund	$1,231	$(4,265)	$(3,034)	$878	$1,981	$2,859
Dynamic Target 2015 Fund	2,562	(4,856)	(2,294)	878	(1,853)	(975)
Dynamic Target 2020 Fund	2,562	2,264	4,826	878	(5,121)	(4,243)
Dynamic Target 2025 Fund	2,562	(2,703)	(141)	878	(5,518)	(4,640)
Dynamic Target 2030 Fund	2,562	(3,236)	(674)	878	(6,782)	(5,904)
Dynamic Target 2035 Fund	2,562	(2,041)	521	878	(6,780)	(5,902)
Dynamic Target 2040 Fund	2,562	(5,102)	(2,540)	878	(7,196)	(6,318)
Dynamic Target 2045 Fund	2,562	(3,417)	(855)	878	(6,456)	(5,578)
Dynamic Target 2050 Fund	2,562	(2,581)	(19)	878	(6,456)	(5,578)
Dynamic Target 2055 Fund	2,562	(2,547)	15	878	(6,456)	(5,578)
Dynamic Target 2060 Fund	1,330	(5,453)	(4,123)	878	(6,456)	(5,578)

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended November 30, 2018, there were no borrowings by each Fund under the agreement.

8. CONCENTRATION RISK

As of November 30, 2018, each Fund was primarily owned by Wells Fargo. Investment by and/or voting activities of Wells Fargo with respect to their holdings in each Fund could have a material impact on the Fund. At November 30, 2018, Wells Fargo’s ownership of each Fund was as follows:

% of ownership
Dynamic Target Today Fund	95.23%
Dynamic Target 2015 Fund	95.00
Dynamic Target 2020 Fund	94.57
Dynamic Target 2025 Fund	79.48
Dynamic Target 2030 Fund	86.92
Dynamic Target 2035 Fund	93.65
Dynamic Target 2040 Fund	94.97
Dynamic Target 2045 Fund	96.74
Dynamic Target 2050 Fund	98.45
Dynamic Target 2055 Fund	98.92
Dynamic Target 2060 Fund	98.30

Notes to financial statements (unaudited)	Wells Fargo Dynamic Target Date Funds	119

9. DISTRIBUTIONS TO SHAREHOLDERS

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	Dynamic Target Today Fund		Dynamic Target 2015 Fund		Dynamic Target 2020 Fund
	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains
Class A	$4,850	$3,809	$8,846	$8,423	$7,535	$10,192
Class C	1,052	1,692	1,047	2,215	1,007	2,577
Class R4	2,184	1,712	2,194	2,240	2,209	2,603
Class R6	108,190	78,891	108,793	103,219	109,522	119,932

	Dynamic Target 2025 Fund		Dynamic Target 2030 Fund		Dynamic Target 2035 Fund
	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains
Class A	$12,080	$18,652	$13,281	$20,188	$7,626	$12,632
Class C	1,171	3,175	1,009	3,138	1,038	3,498
Class R4	2,210	2,869	2,182	3,160	2,221	3,530
Class R6	109,652	132,196	103,392	145,577	110,280	162,603

	Dynamic Target 2040 Fund		Dynamic Target 2045 Fund		Dynamic Target 2050 Fund
	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains
Class A	$8,615	$14,831	$4,463	$8,250	$3,240	$5,371
Class C	1,011	3,578	1,054	3,691	1,049	3,748
Class R4	2,202	3,616	2,245	3,721	2,244	3,787
Class R6	109,428	166,597	111,422	171,447	111,382	174,488

	Dynamic Target 2055 Fund		Dynamic Target 2060 Fund
	Net investment income	Net realized gains	Net investment income	Net realized gains
Class A	$2,435	$4,719	$4,687	$8,009
Class C	1,052	3,765	1,040	3,706
Class R4	2,247	3,805	2,237	3,745
Class R6	111,534	175,310	111,089	172,543

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

120	Wells Fargo Dynamic Target Date Funds	Notes to financial statements (unaudited)

11. SUBSEQUENT DISTRIBUTIONS

On December 12, 2018, each Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 11, 2018. The per share amounts payable on December 13, 2018 were as follows:

Short-term capital gains	Dynamic Target Today Fund	Dynamic Target 2015 Fund	Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund
Class A	$0.00966	$0.01425	$0.01843	$0.00000	$0.02830	$0.03102	$0.03786	$0.03760	$0.03190	$0.03644	$0.03270
Class C	0.00966	0.01425	0.01843	0.00000	0.02830	0.03102	0.03786	0.03760	0.03190	0.03644	0.03270
Class R4	0.00966	0.01425	0.01843	0.00000	0.02830	0.03102	0.03786	0.03760	0.03190	0.03644	0.03270
Class R6	0.00966	0.01425	0.01843	0.00000	0.02830	0.03102	0.03786	0.03760	0.03190	0.03644	0.03270

Long-term capital gains	Dynamic Target Today Fund	Dynamic Target 2015 Fund	Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund
Class A	$0.84516	$1.20056	$1.38205	$1.40399	$1.71525	$1.94379	$2.06096	$2.11008	$2.12142	$2.11708	$2.09413
Class C	0.84516	1.20056	1.38205	1.40399	1.71525	1.94379	2.06096	2.11008	2.12142	2.11708	2.09413
Class R4	0.84516	1.20056	1.38205	1.40399	1.71525	1.94379	2.06096	2.11008	2.12142	2.11708	2.09413
Class R6	0.84516	1.20056	1.38205	1.40399	1.71525	1.94379	2.06096	2.11008	2.12142	2.11708	2.09413

On December 27, 2018, each Fund declared distributions from net investment income to shareholders of record on December 26, 2018. The per share amounts payable on December 28, 2018 were as follows:

Net investment income	Dynamic Target Today Fund	Dynamic Target 2015 Fund	Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund
Class A	$0.15008	$0.12844	$0.11633	$0.10380	$0.08705	$0.07627	$0.06031	$0.07347	$0.05078	$0.05305	$0.06150
Class C	0.06467	0.04587	0.02787	0.01506	0.05720	0.00000	0.00000	0.00000	0.00000	0.00000	0.00000
Class R4	0.17520	0.15878	0.14228	0.12561	0.10924	0.09806	0.08824	0.08563	0.08321	0.08261	0.08167
Class R6	0.19136	0.17536	0.15906	0.14273	0.12655	0.11553	0.10586	0.10098	0.10088	0.10377	0.09934

These distributions are not reflected in the accompanying financial statements.

Other information (unaudited)	Wells Fargo Dynamic Target Date Funds	121

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

122	Wells Fargo Dynamic Target Date Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Dynamic Target Date Funds	123

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

124	Wells Fargo Dynamic Target Date Funds	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

Appendix I (unaudited)	Wells Fargo Dynamic Target Date Funds	125

On November 30, 2018, the Wells Fargo Dynamic Target Blended Indexes were composed of the following indexes:

	Wells Fargo Dynamic Target Today Blended Index	Wells Fargo Dynamic Target 2015 Blended Index	Wells Fargo Dynamic Target 2020 Blended Index	Wells Fargo Dynamic Target 2025 Blended Index	Wells Fargo Dynamic Target 2030 Blended Index
Bloomberg Barclays U.S. Government Intermediate Bond Index	5.00%	4.00%	2.53%	0.92%	0.17%
Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index	5.00%	4.00%	2.53%	0.92%	0.17%
Bloomberg Barclays U.S. Aggregate ex-Corporate Index	29.57%	23.65%	20.09%	16.08%	12.82%
JP Morgan EMBI Global Diversified Index	2.52%	2.02%	1.70%	1.35%	1.08%
Wells Fargo Factor Enhanced Emerging Markets Index (Net)	2.96%	3.85%	4.71%	5.84%	6.70%
Wells Fargo Factor Enhanced International Index (Net)	9.88%	12.84%	15.70%	19.44%	22.48%
Wells Fargo Factor Enhanced Large Cap Index	19.07%	24.79%	29.45%	34.95%	38.69%
Wells Fargo Factor Enhanced Small Cap Index	4.76%	6.19%	7.38%	8.75%	9.67%
Wells Fargo U.S. High Yield Bond Index	2.52%	2.02%	1.70%	1.35%	1.08%
Wells Fargo U.S. Investment Grade Corporate Bond Index	15.39%	12.31%	10.45%	8.37%	6.67%
Wells Fargo U.S. REIT Index	3.33%	4.33%	3.76%	2.03%	0.47%

Wells Fargo Dynamic Target 2035 Blended Index	Wells Fargo Dynamic Target 2040 Blended Index	Wells Fargo Dynamic Target 2045 Blended Index	Wells Fargo Dynamic Target 2050 Blended Index	Wells Fargo Dynamic Target 2055 Blended Index	Wells Fargo Dynamic Target 2060 Blended Index
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
10.06%	7.10%	4.14%	2.96%	2.96%	2.96%
0.85%	0.60%	0.35%	0.25%	0.25%	0.25%
7.38%	7.97%	8.52%	8.74%	8.74%	8.74%
24.69%	26.62%	28.50%	29.26%	29.26%	29.26%
40.74%	42.73%	44.78%	45.60%	45.60%	45.60%
10.19%	10.68%	11.20%	11.40%	11.40%	11.40%
0.85%	0.60%	0.35%	0.25%	0.25%	0.25%
5.24%	3.70%	2.16%	1.54%	1.54%	1.54%
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

126	Wells Fargo Dynamic Target Date Funds	Appendix I (unaudited)

Average annual total returns (%) as of November 30, 2018

	1 year	5 year	10 year
Bloomberg Barclays U.S. Aggregate ex-Corporate Index[1]**	(0.77)	–	–
Bloomberg Barclays U.S. Government Intermediate Bond Index[2]	(0.03)	1.01	1.91
Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index[3]	(0.18)	0.86	3.36
JP Morgan EMBI Global Diversified Index[4]	(4.84)	4.62	8.84
Wells Fargo Factor Enhanced Emerging Markets Index (Net)[5]*	(8.55)	–	–
Wells Fargo Factor Enhanced International Index (Net)[6]*	(5.71)	–	–
Wells Fargo Factor Enhanced Large Cap Index[7]*	6.80	–	–
Wells Fargo Factor Enhanced Small Cap Index[8]*	1.84	–	–
Wells Fargo U.S. High Yield Bond Index[9]*	(0.23)	–	–
Wells Fargo U.S. Investment Grade Corporate Bond Index[10]*	(3.07)	–	–
Wells Fargo U.S. REIT Index[11]*	3.86	–	–

*	The inception date of the index is April 2017.

**	Inception date of the index is December 2015.

[1]

The Bloomberg Barclays U.S. Aggregate ex-Corporate Bond Index is a broad-based benchmark that includes Treasuries, government-related securities, mortgage backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass throughs), asset backed securities and commercial mortgage backed securities (agency and non-agency). You cannot invest directly in an index.

[2]

The Bloomberg Barclays U.S. Government Intermediate Bond Index is an unmanaged index composed of U.S. government securities with maturities in the 1- to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.

[3]

Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market with maturities more an 1 year and less than 10 years. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. You cannot invest directly in an index.

[4]

The JP Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets). You cannot invest directly in an index.

[5]

The Wells Fargo Factor Enhanced Emerging Markets Index (Net) is an index of equity securities that is derived from a universe of companies domiciled in various emerging markets countries and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[6]

The Wells Fargo Factor Enhanced International Index (Net) is an index of equity securities that is derived from a universe of companies domiciled in various developed markets outside the US and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[7]

The Wells Fargo Factor Enhanced Large Cap Index is an index of equity securities that is derived from a universe of the largest 1000 companies in the US market and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[8]

The Wells Fargo Factor Enhanced Small Cap Index is an index of equity securities that is derived from a universe of the smallest 2000 companies in the US market and that possess, in aggregate, diversified exposure to investment factors (or characteristics) that are commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. You cannot invest directly in an index.

[9]

The Wells Fargo U.S. High Yield Bond Index is a rules-based index designed to measure the performance of U.S. dollar denominated below investment-grade corporate debt issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive high yield bond indexes. You cannot invest directly in an index.

[10]

The Wells Fargo U.S. Investment Grade Corporate Bond Index is a rules-based index designed to measure the performance of publicly issued U.S. dollar denominated investment grade, fixed rate corporate bonds issued by U.S. or foreign issuers that have a remaining maturity of at least one year, regardless of optionality; it is constructed to provide increased diversification and liquidity versus traditional passive corporate credit indexes. You cannot invest directly in an index.

[11]

The Wells Fargo U.S. REIT Index is a float-adjusted, capitalization-weighted index of all applicable NYSE MKT or NASDAQ-listed classes of REIT Stock that satisfy specified market capitalization and other eligibility requirements

Appendix II (unaudited)	Wells Fargo Dynamic Target Date Funds	127

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

318983 01-19 SDTD/SAR104 11-18

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	January 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	January 25, 2019

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	January 25, 2019

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	January 25, 2019